Registration No. 033-61679

United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

Under

The Securities Act of 1933

Pre-Effective Amendment No.        ☐

Post-Effective Amendment No. 25  ☒

and/or

REGISTRATION STATEMENT

Under

The Investment Company Act of 1940

Amendment No. 54 ☒

(Check appropriate box or boxes.)

C.M. Multi-Account A

(Exact Name of Registrant)

C.M. Life Insurance Company

(Name of Depositor)

100 Bright Meadow Boulevard

Enfield, Connecticut 06082

(Address of Depositor’s Principal Executive Offices) (Zip Code)

Depositor’s Telephone Number, including Area Code (860) 562-1000

John E. Deitelbaum

Senior Vice President

C.M. Life Insurance Company

100 Bright Meadow Boulevard

Enfield, Connecticut 06082

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:    Continuous

It is proposed that this filing will become effective

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2013 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a) of Rule 485

☐	on (date) pursuant to paragraph (a) of the Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Individual or Group Deferred Variable Annuity Contract

PART A

INFORMATION REQUIRED IN A PROSPECTUS

C.M. Life Insurance Company

C.M. Multi-Account A

Panorama Premier Variable Annuity

This prospectus describes the Panorama Premier contract offered by C.M. Life Insurance Company. This contract is an individual deferred variable annuity. We no longer sell the contract. However, we continue to administer existing contracts. The contract provides for accumulation of contract value and annuity payments on a fixed and/or variable basis.

You, the contract owner, have a number of investment choices in this contract. Subject to state availability, these investment choices include three fixed account options as well as the following funds which are offered through our separate account, C.M. Multi-Account A.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

•	Invesco V.I. Diversified Dividend Fund
•	Invesco V.I. Global Health Care Fund
•	Invesco V.I. Technology Fund

Fidelity® Variable Insurance Products

•	Fidelity® VIP Contrafund® Portfolio

ING Investors Trust

•	ING Clarion Global Real Estate Portfolio

MML Series Investment Fund

•	MML Aggressive Allocation Fund
•	MML Balanced Allocation Fund
•	MML Blue Chip Growth Fund
•	MML Conservative Allocation Fund
•	MML Equity Income Fund
•	MML Equity Index Fund
•	MML Focused Equity Fund
•	MML Foreign Fund
•	MML Fundamental Growth Fund
•	MML Fundamental Value Fund
•	MML Global Fund
•	MML Growth Allocation Fund
•	MML Growth & Income Fund
•	MML Income & Growth Fund
•	MML Large Cap Growth Fund
•	MML Managed Volatility Fund
•	MML Mid Cap Growth Fund
•	MML Mid Cap Value Fund
•	MML Moderate Allocation Fund
•	MML PIMCO Total Return Fund
•	MML Small Cap Growth Equity Fund
•	MML Small/Mid Cap Value Fund

MML Series Investment Fund II

•	MML Blend Fund
•	MML Equity Fund
•	MML High Yield Fund
•	MML Inflation-Protected and Income Fund
•	MML Managed Bond Fund
•	MML Money Market Fund
•	MML Short-Duration Bond Fund
•	MML Small Cap Equity Fund

Oppenheimer Variable Account Funds

•	Oppenheimer Capital Appreciation Fund/VA
•	Oppenheimer Capital Income Fund/VA*
•	Oppenheimer Core Bond Fund/VA**
•	Oppenheimer Discovery Mid Cap Growth Fund/VA
•	Oppenheimer Global Fund/VA
•	Oppenheimer Global Strategic Income Fund/VA
•	Oppenheimer Main Street Fund®/VA
•	Oppenheimer Money Fund/VA***

Panorama Series Fund, Inc.

•	Oppenheimer International Growth Fund/VA

PIMCO Variable Insurance Trust

•	PIMCO CommodityRealReturn® Strategy Portfolio

*	Unavailable in contracts issued on or after 4/30/2012.
**	Effective 5/1/2009 and after, you may not allocate any new money to this fund via purchase payments or transfers.
***	Unavailable in contracts issued on or after 1/19/2008.

Please read this prospectus before investing. You should keep it for future reference. It contains important information about the Panorama Premier Variable Annuity.

To learn more about the Panorama Premier contract, you can obtain a copy of the Statement of Additional Information (SAI), dated May 1, 2013. We filed the SAI with the Securities and Exchange Commission (SEC) and it is legally a part of this prospectus. The SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on page 47 of this prospectus. For a free copy of the SAI, or for general inquiries, call our Service Center at (800) 272-2216 or write to our Service Center using the following address: MassMutual Financial Group, Document Management Services – Annuities W360, P.O. Box 9067, Springfield, MA 01102-9067. (Overnight Mail Address: MassMutual Financial Group, Document Management Services – Annuities W360, 1295 State Street, Springfield, MA 01111-0111)

This prospectus is not an offer to sell the contract in any jurisdiction where it is illegal to offer the contract nor is it an offer to sell to anyone to whom it is illegal to offer the contract.

The contract:

•	is not a bank or credit union deposit or obligation.
•	is not FDIC or NCUA insured.
•	is not insured by any federal government agency.
•	is not guaranteed by any bank or credit union.
•	may go down in value.
•	provides guarantees that are subject to our financial strength and claims-paying ability.

The SEC has not approved or disapproved the contract or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

Effective May 1, 2013

Index of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.

Page

Accumulation Phase	4

Accumulation Unit	19

Annuitant	8

Annuity Date	28

Annuity Options	29

Annuity Payments	28

Annuity Unit Value	29

Claims-Paying Ability	46

Contract Anniversary	32

Free Withdrawals	27

Income Phase	28

Non-Qualified	36

Purchase Payment	9

Qualified	36

Separate Account	12

Service Center	4

Tax Deferral	5

Contacting the Company

How to Contact Us.  You may contact us by calling your registered representative or the MassMutual Customer Service Center (our Service Center) at (800) 272-2216 Monday through Friday between 8 a.m. and 8 p.m. Eastern Time. You may also e-mail us by visiting www.massmutual.com/loginsc. Additionally, you may write to our Service Center using the following address: MassMutual Financial Group, Document Management Services – Annuities W360, P.O. Box 9067, Springfield, MA 01102-9067 or to our overnight mail address at MassMutual Financial Group, Document Management Services – Annuities W360, 1295 State Street, Springfield, MA 01111-0111.

Sending Forms and Written Requests in Good Order.  From time to time you may want to submit a written request for a withdrawal, a change of beneficiary, or some other action. We can only act upon your request if we receive it in “good order.” Contact our Service Center to learn what information we require for your request to be in “good order.” Generally, your request must include the information and/or documentation we need to complete the action without using our own discretion to carry it out. Additionally, some actions may require that you submit your request on our form. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

Overview

The following is intended as a summary. Please read each section of this prospectus for additional detail.

We no longer sell the Panorama Premier variable annuity contract. However, we do continue to administer the contracts and you may continue making additional purchase payments to your existing contract.

This annuity is a contract between “you,” the owner and “us,” C. M. Life Insurance Company. The contract is intended for retirement savings or other long-term investment purposes. In exchange for your purchase payments, we agree to pay you an income when you choose to receive it. You select the income period beginning on a date you designate. According to your contract, this date must be at least 5 years from when you purchase the contract. However, we currently allow you to select a date that is at least 30 days from when you purchase the contract.

The contract, like all deferred annuity contracts, has two phases – the accumulation phase and the income phase. Your contract is in the accumulation phase until you decide to begin receiving annuity payments. During the accumulation phase we provide a death benefit. Once you begin receiving annuity payments, your contract enters the income phase.

Contract Type.  The contract described in this prospectus is an individual deferred variable annuity. The contract provides for accumulation of contract value and annuity payments during the income phase, on a fixed and/or variable basis.

The Prospectus and the Contract.  The prospectus and Statement of Additional Information (SAI) describe all material terms and features of your contract. Certain non-material provisions of your contract may be different than the general description in the prospectus and the SAI, and certain riders may not be available because of legal requirements in your state. See your contract for specific variations since any such state variation will be included in your contract or in riders or endorsements attached to your contract.

Annuity Options.  We make annuity payments based on the annuity option you elect. When you elect an annuity option you also elect among a number of features, including but not limited to: duration, number of payees, payments to beneficiaries, and whether payments will be variable and/or fixed payments. See “The Income Phase.”

Investment Choices.  The contract is called a variable annuity because you can choose to allocate your purchase payments among various investment choices. Subject to state availability, your choices include over forty funds and three fixed accounts. The amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the funds you select as well as the interest we credit on the fixed accounts. See “Investment Choices.”

Withdrawals.  Subject to certain restrictions, you may periodically make partial withdrawals of your contract value. If you make a full withdrawal of your contract value, all your rights under the contract will be terminated. Income taxes, tax penalties and a contingent deferred sales charge may apply to any withdrawal you request. See “Withdrawals,” “Expenses – Contingent Deferred Sales Charge” and “Taxes.”

Transfers.  Subject to certain restrictions, you may periodically transfer contract value among available investment choices. See “Transfers and Transfer Programs.”

Death Benefit.  A beneficiary may receive a benefit in the event of your death prior to the income phase. Once the income phase commences, payments upon death may be available to beneficiaries depending on the annuity option elected. See “Death Benefit” and “Income Phase.”

Fees.  Your contract value will be subject to certain fees. These charges will be reflected in your contract value and may be reflected in any annuity payments you choose to receive from the contract. See “Expenses” and “Table of Fees and Expenses.”

Taxation.  The Internal Revenue Code of 1986, as amended, has certain rules that apply to the contract. These tax treatments apply to earnings from the contract, withdrawals, death benefits and annuity options. See “Taxes.”

Tax Deferral.  You are generally not taxed on contract earnings until you take money from your contract. This is known as tax deferral. Tax deferral is automatically provided by tax-qualified retirement plans. There is no additional tax deferral provided when a variable annuity contract is used to fund a tax-qualified retirement plan. Investors should only consider buying a variable annuity to fund a qualified plan for the annuity’s additional features such as lifetime income payments and death benefit protection.

Right to Cancel Your Contract.  You have a right to examine your contract. If you change your mind about owning your contract, you can generally cancel it within 10 calendar days after receiving it. However, this time period may vary by state. See “Right to Cancel Your Contract.”

Our Claims-Paying Ability.  Any guarantees we make under the contract are subject to our financial strength and claims-paying ability. See “Other Information – Our Ability to Make Payments Under the Contract.”

Table of Fees and Expenses

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

I.  The first table describes the fees and expenses that you will pay at the time that you transfer the value between investment choices, or surrender the contract. We do not deduct a sales charge when we receive a purchase payment, but we may assess a contingent deferred sales charge as noted below. Premium taxes may also be deducted, but are not reflected below.

Owner Transaction Expenses

	Current	Maximum
Transfer Fee
During the Accumulation Phase	$0	12 free transfers per calendar year, thereafter, the lesser of $20 or 2% of the amount transferred.

Contingent Deferred Sales Charge	Current	Maximum
(as a percentage of purchase payment withdrawn or applied to an annuity option)	7%[1]	7%[1]

[1]	Contingent Deferred Sales Charge Schedule

Year Since Purchase Payment was Accepted	1	2	3	4	5	6	7	8 and later

Percentage	7%	6%	5%	4%	3%	2%	1%	0%

II.  The next table describes fees and expenses you will pay periodically during the time you own the contract, not including fees and expenses deducted by the funds you select.

Periodic Contract Charges

	Current	Maximum
Annual Contract Maintenance Charge	$30[2]	$60

[2]	Currently waived if contract value is $50,000 or greater when we are to assess the charge, although we reserve the right to raise this to $100,000 as stated in the contract.

Separate Account Annual Expenses (as a percentage of average account value in the separate account)
Mortality and Expense Risk Charge	1.25%	1.25%
Administrative Charge	0.15%	0.25%
Total Separate Account Annual Expenses	1.40%	1.50%

Additional Contract Owner Expenses for Elected Options

If you are under age 80 when we issue your contract, for an additional charge you can elect the Ratchet Death Benefit as a replacement for the Basic Death Benefit which you automatically receive when you purchase the Panorama Premier contract.

(deducted quarterly from your contract value)

	Current	Maximum
Ratchet Death Benefit	0.15%[3]	0.35% if you were age 60 or less when we issued the contract
0.50% if you were age 61 through 70 when we issued the contract 0.70% if you were age 71 or older when we issued the contract[4]

[3]	The charge is a percentage on an annual basis of the daily value of your contract value allocated to the funds and the fixed accounts, unless that charge exceeds the maximum charge, in which case the charge is the maximum charge.

[4]	The charge is a percentage on an annual basis of the daily value of your contract value allocated to the funds.

Annual Fund Operating Expenses

While you own the contract, if your assets are invested in any of the sub-accounts, you will be subject to the fees and expenses charged by the fund in which that sub-account invests. The first table shows the lowest and highest total operating expenses charged by any of the funds, expressed as a percentage of average net assets, for the year ended December 31, 2012 (before any waivers or reimbursements). More detail concerning each fund’s fees and expenses that you may pay periodically during the time that you own the contract, is contained in the second table below and each fund prospectus. Current or future expenses may be higher or lower than those shown.

Charge	Lowest	Highest
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses.	0.44%	1.25%

The following table provides more specific information about the total fund operating expenses of each fund. The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2012 (before any waivers or reimbursements).

Investment Management Fees and Other Expenses

Fund Name	Management Fee	Other Expenses	12b-1 Fees	Acquired Fund Fees & Expenses		Total Annual Fund Operating Expenses
Fidelity® VIP Contrafund® Portfolio (Initial Class)	0.56%	0.08%	—	—		0.64%
ING Clarion Global Real Estate Portfolio (Class S)	0.79%	0.21%	0.25%	—		1.25%	[1]
Invesco V. I. Diversified Dividend Fund (Series I)	0.51%	0.17%	—	—		0.68%	[2]
Invesco V. I. Global Health Care Fund (Series I)	0.75%	0.38%	—	—		1.13%	[2]
Invesco V. I. Technology Fund (Series I)	0.75%	0.41%	—	—		1.16%	[2]
MML Aggressive Allocation Fund (Initial Class)	0.10%	0.10%	—	0.84%	[3]	1.04%
MML Balanced Allocation Fund (Initial Class)	0.10%	0.03%	—	0.69%	[3]	0.82%
MML Blend Fund (Initial Class)	0.42%	0.04%	—	—		0.46%
MML Blue Chip Growth Fund (Initial Class)	0.75%	0.05%	—	—		0.80%
MML Conservative Allocation Fund (Initial Class)	0.10%	0.03%	—	0.66%	[3]	0.79%
MML Equity Fund (Initial Class)	0.41%	0.03%	—	—		0.44%
MML Equity Income Fund (Initial Class)	0.75%	0.04%	—	—		0.79%
MML Equity Index Fund (Class I)	0.10%	0.35%	—	—		0.45%
MML Focused Equity Fund (Service Class I)	0.75%	0.15%	0.25%	—		1.15%
MML Foreign Fund (Initial Class)	0.89%	0.08%	—	—		0.97%
MML Fundamental Growth Fund (Service Class I)	0.70%	0.17%	0.25%	—		1.12%	[4]
MML Fundamental Value Fund (Service Class I)	0.65%	0.15%	0.25%	—		1.05%
MML Global Fund (Class II)	0.60%	0.28%	—	—		0.88%	[5]
MML Growth & Income Fund (Initial Class)	0.50%	0.08%	—	—		0.58%
MML Growth Allocation Fund (Initial Class)	0.10%	0.02%	—	0.78%	[3]	0.90%
MML High Yield Fund (Service Class I)	0.60%	0.26%	0.25%	—		1.11%	[6]
MML Income & Growth Fund (Initial Class)	0.65%	0.07%	—	—		0.72%
MML Inflation-Protected and Income Fund (Initial Class)	0.55%	0.26%	—	—		0.81%
MML Large Cap Growth Fund (Initial Class)	0.65%	0.05%	—	—		0.70%
MML Managed Bond Fund (Service Class)	0.39%	0.01%	0.25%	—		0.65%
MML Managed Volatility Fund (Initial Class)[7]	0.75%	0.06%	—	—		0.81%
MML Mid Cap Growth Fund (Initial Class)	0.77%	0.05%	—	—		0.82%

Fund Name	Management Fee		Other Expenses		12b-1 Fees	Acquired Fund Fees & Expenses		Total Annual Fund Operating Expenses
MML Mid Cap Value Fund (Initial Class)	0.84%		0.06%	[8]	—	—		0.90%
MML Moderate Allocation Fund (Initial Class)	0.10%		0.02%		—	0.72%	[3]	0.84%
MML Money Market Fund (Initial Class)	0.47%	[9]	0.05%		—	—		0.52%
MML PIMCO Total Return Fund (Service Class I)	0.50%		0.22%		0.25%	—		0.97%	[10]
MML Short-Duration Bond Fund (Service Class I)	0.40%		0.18%		0.25%	—		0.83%	[11]
MML Small Cap Equity Fund (Initial Class)[12]	0.65%		0.17%		—	—		0.82%
MML Small Cap Growth Equity Fund (Initial Class)	1.03%		0.07%	[8]	—	—		1.10%
MML Small/Mid Cap Value Fund (Initial Class)	0.75%		0.06%		—	—		0.81%
Oppenheimer Capital Appreciation Fund/VA (Non-Service)	0.69%		0.12%		—	—		0.81%	[13]
Oppenheimer Capital Income Fund/VA (Non-Service)[14]	0.74%		0.16%		—	0.01%		0.91%	[15]
Oppenheimer Core Bond Fund/VA (Non-Service)[16]	0.60%		0.17%		—	0.02%		0.79%	[17]
Oppenheimer Discovery Mid Cap Growth Fund/VA (Non-Service)[18]	0.72%		0.13%		—	—		0.85%	[19]
Oppenheimer Global Fund/VA (Non-Service)[20]	0.63%		0.13%		—	—		0.76%	[21]
Oppenheimer Global Strategic Income Fund/VA (Non-Service)	0.58%	[22]	0.14%		—	0.06%		0.78%	[23]
Oppenheimer International Growth Fund/VA (Non-Service)	0.97%		0.16%		—	—		1.13%	[24]
Oppenheimer Main Street Fund®/VA (Non-Service)	0.66%		0.12%		—	—		0.78%	[25]
Oppenheimer Money Fund/VA (Non-Service)[26]	0.45%		0.17%		—	—		0.62%	[27]
PIMCO CommodityRealReturn® Strategy Portfolio (Advisor Class)	0.74%		0.11%	[28]	0.25%	0.14%	[29]	1.24%	[30,31]

1. The adviser is contractually obligated to limit expenses to 1.15% through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days prior to the end of the then current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The adviser is also contractually obligated to waive a portion of the management fee through May 1, 2014. Based upon net assets as of December 31, 2012, the management fee waiver for the Portfolio would be (0.01)%. There is no guarantee that the management fee waiver will continue after May 1, 2014. The management fee waiver will only renew if the adviser elects to renew it.

2. The Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements of Series I shares to 2.00% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco Advisers, Inc. mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2014.

3. Acquired Fund fees and expenses represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

4. MassMutual has contractually agreed to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through April 30, 2014. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual. The expenses shown for the Fund do not reflect this cap. If this table did reflect the cap, the Total Annual Fund Operating Expenses would be 1.10%.

5. MassMutual has contractually agreed to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through April 30, 2014. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual. The expenses shown for the Fund do not reflect this cap. If this table did reflect the cap, the Total Annual Fund Operating Expenses would be 0.80%.

6. MassMutual has contractually agreed to (i) waive 0.10% of its management fees for the Fund through April 30, 2014, and (ii) cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through April 30, 2014. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual. The expenses shown for the Fund do not reflect this waiver and cap. If this table did reflect the waiver and cap, the Total Annual Fund Operating Expenses would be 0.94%.

7. Formerly known as MML Large Cap Value Fund.

8. Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

9. MassMutual has agreed to voluntarily waive some or all of its management fees and, if necessary, reimburse some or all of the Fund’s Other Expenses, in an attempt to allow the Initial Class shares of the Fund to maintain a 1-day yield of at least approximately 0.00%. MassMutual may amend or discontinue this waiver at any time without advance notice.

10. MassMutual has contractually agreed to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through April 30, 2014. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual. The expenses shown for the Fund do not reflect this cap. If this table did reflect the cap, the Total Annual Fund Operating Expenses would be 0.90%.

11. MassMutual has contractually agreed to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through April 30, 2014. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual. The expenses shown for the Fund do not reflect this cap. If this table did reflect the cap, the Total Annual Fund Operating Expenses would be 0.80%.

12. Formerly known as MML Small/Mid Cap Equity Fund.

13. The Manager has voluntarily agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles, so that those expenses, as a percentage of daily net assets, will not exceed the annual rate of 0.80% for Non-Service Shares. The Manager will also waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in Oppenheimer Institutional Money Market Fund.

14. Formerly known as Oppenheimer Balanced Fund/VA. This fund is unavailable in contracts/certificates issued on or after April 30, 2012.

15. The Manager has voluntarily agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles, so that those expenses, as a percentage of daily net assets, will not exceed the annual rate of 0.67% for Non-Service Shares. The Manager will also waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in Oppenheimer Institutional Money Market Fund.

16. This fund is unavailable in contracts/certificates issued on or after May 1, 2009 and if issued prior to this date, no new money may be allocated to this fund via purchase payments or transfers.

17. The Manager has voluntarily agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles, so that those expenses, as a percentage of daily net assets, will not exceed the annual rate of 0.75% for Non-Service Shares. The Manager will also waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in Oppenheimer Institutional Money Market Fund.

18. Formerly known as Oppenheimer Small- & Mid-Cap Growth Fund/VA.

19. The Manager has voluntarily agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles, so that those expenses, as a percentage of daily net assets, will not exceed the annual rate of 0.80% for Non-Service Shares. The Manager will also waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in Oppenheimer Institutional Money Market Fund.

20. Formerly known as Oppenheimer Global Securities Fund/VA.

21. The Manager has voluntarily agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles, so that those expenses, as a percentage of daily net assets, will not exceed the annual rate of 1.00% for Non-Service Shares. The Manager will also waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in Oppenheimer Institutional Money Market Fund.

22. The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary (The Subsidiary is described in the Fund’s prospectus.). This undertaking will continue in effect for so long as the Fund invests in the Subsidiary and may not be terminated unless approved by the Fund’s Board of Trustees.

23. The Manager has voluntarily agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in wholly-owned subsidiaries and pooled investment vehicles, so that those expenses, as a percentage of daily net assets, will not exceed the annual rate of 0.75% for Non-Service Shares. The Manager will also waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in Oppenheimer Institutional Money Market Fund, Oppenheimer Short Duration and the Master Funds.

24. The Manager has voluntarily agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles, so that those expenses, as a percentage of daily net assets, will not exceed the annual rate of 1.00% for Non-Service Shares. The Manager will also waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in Oppenheimer Institutional Money Market Fund.

25. The Manager has voluntarily agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles, so that those expenses, as a percentage of daily net assets, will not exceed the annual rate of 0.80% for Non-Service Shares. The Manager will also waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in Oppenheimer Institutional Money Market Fund.

26. This fund is unavailable in contracts/certificates issued on or after January 19, 2008.

27. The manager has voluntarily undertaken to waive fees and/or reimburse expenses to the extent necessary to assist the Fund in attempting to maintain a positive yield. There is no guarantee that the Fund will maintain a positive yield. The Manager has voluntarily agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles, so that those expenses, as a percentage of daily net assets, will not exceed the annual rate of 0.50%.

28. Other Expenses reflect interest expense and is based on the amount incurred during the Portfolio’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. Interest expense is required to be treated as a Portfolio expense for accounting purposes and is not payable to PIMCO. The amount of interest expense (if any) will vary based on the Portfolio’s use of such investments as an investment strategy.

29. PIMCO has contractually agreed to waive the Portfolio’s advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Cayman Commodity Portfolio I Ltd. (the “Subsidiary”) to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Subsidiary is in place.

30. Total Annual Portfolio Operating Expenses excluding interest expense are 1.13%.

31. Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement excluding interest expense are 0.99%.

Examples

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

Examples Using Maximum Expenses

Example I assumes that you withdraw all your contract value at the end of each year shown.

Example II assumes you do not withdraw any contract value at the end of each year shown, or that you decide to begin the income phase at the end of each year shown and we do not deduct a contingent deferred sales charge. (Currently the income phase is not available until 30 days after you purchase your contract).

Both Example I and Example II assume:

•	that you invest $10,000 in the contract for the time periods indicated,
•	that you allocate it to a sub-account that has a 5% gross return each year,
•	that you elected the Ratchet Death Benefit and you were at least age 71, and not yet age 80 or older when we issued the contract,
•	that the maximum fees and expenses in the “Table of Fees and Expenses” apply, and
•	that you selected one of two sub-accounts 1) the one that invests in the fund with the highest total operating expenses, or 2) the one that invests in the fund with the lowest total operating expenses.

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-account with highest total operating expenses	$995	$1,553	$2,120	$3,791	$355	$1,080	$1,827	$3,791
Sub-account with lowest total operating expenses	$920	$1,325	$1,733	$3,036	$274	$841	$1,433	$3,036

Examples Using Current Expenses

Example I assumes that you withdraw all your contract value at the end of each year shown.

Example II assumes you do not withdraw any contract value at the end of each year shown, or that you decide to begin the income phase at the end of each year shown and we do not deduct a contingent deferred sales charge. (Currently the income phase is not available until 30 days after you purchase your contract).

Both Example I and Example II assume:

•	that you invest $10,000 in the contract for the time periods indicated,
•	that you allocate it to a sub-account that has a 5% gross return each year,
•	that you elected the Ratchet Death Benefit and you were at least age 71, and not yet age 80 or older when we issued the contract,
•	that the current fees and expenses in the “Table of Fees and Expenses” apply, and
•	that you selected one of two sub-accounts 1) the one that invests in the fund with the highest total operating expenses, or 2) the one that invests in the fund with the lowest total operating expenses.

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-account with highest total operating expenses	$930	$1,356	$1,788	$3,142	$285	$874	$1,488	$3,142
Sub-account with lowest total operating expenses	$855	$1,126	$1,382	$2,334	$204	$630	$1,082	$2,334

The examples using current expenses reflect the annual contract maintenance charge of $30 as an annual charge of 0.05%. The examples using maximum expenses reflect the annual contract maintenance charge of $60 as an annual charge of 0.10%.

The examples do not reflect any premium taxes. However, premium taxes may apply.

The examples should not be considered a representation of past or future expenses.

There is an accumulation unit value history in “Appendix A – Condensed Financial Information.”

There is information concerning compensation payments we make to sales representatives in connection with the sale of the contracts in “Other Information – Distribution.”

The Company

In this prospectus, “we,” “us,” “our” and “the Company” refer to C.M. Life Insurance Company (C.M. Life). C.M. Life is a wholly-owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual). C.M. Life provides life insurance and annuities to individuals and group life insurance to institutions. MassMutual is a diversified financial services company providing life insurance, disability income insurance, long-term care insurance, annuities, retirement products, investment management, and mutual funds to individual and institutional customers. MassMutual is organized as a mutual life insurance company. C.M. Life’s home office is located at 100 Bright Meadow Boulevard, Enfield, Connecticut 06082-1981.

Ownership of the Contract

Owner

In this prospectus, “you” and “your” refer to the owner. The owner is named at time of application. The owner can be an individual or a non-natural person (e.g., a corporation, limited liability company, partnership or certain other entities). We will not issue a contract to you if you have passed age 85 as of the date we proposed to issue the contract.

If your contract is non-qualified and owned by a non-natural person, the contract will generally not be treated as an annuity for tax purposes. This means that gain in the contract will be taxed each year while the contract is in the accumulation phase. This treatment is not generally applied to a contract held by a trust or other entity as an agent for a natural person. Before purchasing a contract to be owned by a non-natural person or before changing ownership on an existing contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact.

As the owner of the contract, you exercise all rights under the contract. The owner names the beneficiary. You may change the owner of the contract at any time prior to the annuity date by written request. If you change the owner, the change is subject to our approval. Changing the owner may result in tax consequences. On and after the annuity date, you continue as the owner.

Joint Owner

Non-qualified contracts can be owned by joint owners. Unless prohibited by state law, only you and your spouse can be joint owners. We will not issue a contract to you if either proposed joint owner has passed age 85 as of the date we proposed to issue the contract.

Upon the death of either joint owner, the surviving spouse will be the designated beneficiary and may continue the contract. We will treat any other beneficiary designation at the time of death as a contingent beneficiary. Unless otherwise indicated on the application, both signatures will be required for all transactions, if there are joint owners.

Annuitant

The annuitant is the person on whose life we base annuity payments. You designate the annuitant at the time of application. We will not issue a contract to you if the proposed annuitant has passed age 85 as of the date we proposed to issue the contract. You may change the annuitant before the annuity date, subject to our approval. However, the annuitant may not be changed on a contract owned by a non-natural person unless the contract was issued under a plan pursuant to IRS Code Section 401(a), 408(a), 408(b) or 408A.

Beneficiary

The beneficiary is the person(s) or entity you name to receive any death benefit. You name the beneficiary at the time of application. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before you die.

If you are married and your contract is issued under an ERISA plan, your ability to name a primary beneficiary other than your spouse is restricted.

A surviving spouse who is the sole primary beneficiary under a contract that is either non-qualified or held as a traditional or Roth IRA may elect a lump sum payment of the death benefit, apply the death benefit to an annuity option or continue the contract. Generally, if the contract is continued then: 1) the initial value will equal the death benefit amount payable; 2) all applicable contract features and benefits will be in the surviving spouse’s name; and 3) the surviving spouse will exercise all of the contract owner’s rights under the contract. Exceptions are as follows: a) if at the time the owner purchased the contract the surviving spouse was over the maximum contract issue age then the contract cannot be continued and b) if at the time the owner purchased the contract the surviving spouse was over the maximum allowable age for electing a certain feature then the feature is not available for continuance. An election to continue the contract can only be made once while the contract is in effect.

Age

How We Determine Age of Annuitant, Owner and Beneficiary

In this prospectus the term “age,” except when discussed in regards to specific tax provisions, is defined as “insurance age,” which is a person’s age on his/her birthday nearest the date for which the age is being determined. This means we calculate your age based on your nearest birthday, which could be either your last birthday or your next. For example, age 80 is generally the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months.

Additional Purchase Payments

We no longer sell the Panorama Premier variable annuity contract. However, we do continue to administer the contracts and you may continue making additional purchase payments to your existing contract.

Purchase Payments

The minimum amount we accept for your initial purchase payment is:

•	$5,000 when the contract is bought as a non-qualified contract; or

•	$2,000 if you are buying the contract as part of an IRA (Individual Retirement Annuity), 401(k) or other qualified plan.

If, when you applied for your contract, you elected to make purchase payments under our automatic investment plan option, we allow you to satisfy the minimum initial payment requirement by making 12 consecutive monthly payments of as little as:

•	$416.66 for a non-qualified contract, or

•	$166.66 for a qualified contract.

Additional payments of less than $250 are subject to our approval.

The maximum amount of cumulative purchase payments we accept without our prior approval is based on your age when we issued the contract. The maximum amount is:

•	$1 million up to age 75; or

•	$500,000 if older than age 75.

If the owner is not a natural person, these purchase payment limits will apply to the annuitant’s age. If there are joint owners, age refers to the oldest owner.

Age is as of the nearest birthday. For example, age 80 is generally the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months. See “Age.”

You can make additional purchase payments:

•	by mailing your check, that clearly indicates your name and contract number, to our lockbox:

First Class Mail

MassMutual Panorama Premier

Annuity Payment Services

MassMutual P.O. Box 74908

Chicago, IL 60675-4908

Overnight Mail

MassMutual Panorama Premier

Annuity Payment Services

350 North Orleans Street

Receipt & Dispatch, 8th Floor

Suite 4908

Chicago, IL 60654

•	by instructing your bank to wire transfer funds to:

JP Morgan Chase Bank

New York, New York

ABA #021000021

C.M. Life Insurance Co. Account #323956297

Ref: Annuity Contract #

Name: (Your Name)

You may also send purchase payments to our Service Center. We have the right to reject any application or purchase payment.

Automatic Investment Plan (AIP).  Under the AIP, you may authorize us to periodically draw funds from an account of your choosing (restrictions may apply) for the purpose of making purchase payments to your contract. Contact our Service Center for information regarding setting up an AIP and any restrictions regarding use of AIP.

Allocation of Purchase Payments

When you purchase your contract, you choose how we will apply your purchase payments among the investment choices. If you make additional purchase payments, we will apply them in the same way as your first purchase payment, unless you tell us otherwise.

Once we receive your initial purchase payment and the necessary information at our Service Center or lockbox, we will issue your contract and apply your initial purchase payment within 2 business days. If you do not give us all of the information we need, we will notify you. When we receive all of the necessary information, we will then apply your initial purchase payment within 2 business days. If for some reason we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we receive all of the necessary information.

If you add more money to your contract by making additional purchase payments, we will credit these amounts to your contract on the business day we receive them and all necessary information at our Service Center or lockbox. If we receive your purchase payment at our Service Center or lockbox on a non-business day or after the business day closes, we will credit the amount to your contract effective the next business day. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time.

Replacement of Life Insurance or Annuities

A “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated or used in a financed purchase. A “financed purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest. You should be aware that the person selling you the new policy or contract will generally earn a commission if you buy the new policy or contract through a replacement. Remember that if you replace a policy or contract with another policy or contract, you might have to pay a surrender charge on the replaced policy or contract, and there may be a new surrender charge period for the new policy or contract. In addition, other charges may be higher (or lower) and the benefits may be different.

If you purchase the contract described in this prospectus in exchange for an existing policy or contract from another company, we may not receive your initial purchase payment from the other company for a substantial period of time after we receive your signed application.

You should also note that once you have replaced your variable life insurance policy or annuity contract, you generally cannot reinstate it even if you choose not to accept your new variable life insurance policy or annuity contract during your “free look” period. The only exception to this rule would be if you live in a state that requires the insurer to reinstate the previously surrendered policy or contract if the owner chooses to reject their new variable life insurance policy or annuity contract during the “free look” period.

Is a Variable Annuity Right for You?

Variable annuities are complex investment products with unique benefits and advantages that may be particularly useful in meeting long-term savings and retirement needs. Variable annuities also have risks and there are charges for the benefits and advantages. Because variable annuities are complex, you should consider a number of things to determine whether a variable annuity is a suitable investment for you. We have listed some of these considerations below.

1)	Given your assets and income, can you afford to make the initial and any subsequent purchase payments and leave them in the contract for the long-term?

2)	Do you understand how the contract works? Are the benefits such as tax deferral and future annuity payments useful for your financial plan? For example, are you in a tax bracket where you will benefit from tax deferral?

3)	Variable annuities are intended for investors with a long-term investment horizon. So, for example, if you are an older person a variable annuity may not be suitable for you.

4)	Do you understand what the charges are and how they will impact your contract value over time?

5)	Do you understand your investment choices?

6)	Are you willing to tolerate the market fluctuations of your investment choices?

7)	If you are replacing your current annuity contract by purchasing the proposed variable annuity contract, you should carefully compare the costs and benefits of your existing annuity contract with the costs and benefits of the proposed variable annuity contract. Do you understand what benefits of your existing annuity contract you may be forfeiting? See “Replacement of Life Insurance or Annuities.”

8)	Are you purchasing the variable annuity contract with the intention to make frequent fund transfers? If you are, you should not purchase a variable annuity contract. See “Transfers and Transfer Programs – Limits on Frequent Trading and Market Timing Activity.”

9)	You should understand what, if any, compensation your registered representative is receiving for selling this variable annuity contract. See “Other Information – Distribution.”

10)	If you are considering a variable annuity to fund a tax-qualified plan you should know that tax deferral is automatically provided by tax-qualified retirement plans. Therefore, you would want the variable annuity only for its other benefits like death benefits and future annuity payments.

11)	If you are considering a variable annuity and the owner of the contract will be a non-natural person, you should be aware that generally tax deferral is not provided when a non-natural person owns a variable annuity contract. Therefore, you would want the variable annuity only for its other benefits like death benefits and future annuity payments.

12)	Do you understand the financial strength and claims-paying ability of the company issuing the variable annuity? See “Other Information – Our Ability to Make Payments Under the Contract.”

We and our affiliates offer a variety of annuity contracts. Each contract is designed to satisfy a customer’s need for a long-term retirement product. Your registered representative can provide information about the annuity contracts we issue so you can determine if one of them is a suitable investment for you based upon your needs and financial situation.

Federal and State Suitability Requirements.  To protect consumers, federal securities law requires that a registered representative recommend a security only when he/she believes that the security is suitable for the customer. The registered representative must have reasonable grounds for believing that the recommendation is suitable for such customer based upon the facts disclosed by the customer as to his/her other security holdings and his/her financial situation and needs. In addition, certain states have adopted their own annuity suitability requirements.

Right to Cancel Your Contract

You have a right to examine your contract. If you change your mind about owning your contract, you can cancel it within 10 calendar days after receiving it. However, this time period may vary by state. When you cancel the contract within this time period, we will not assess a contingent deferred sales charge. You will receive back your contract value as of the business day we receive your contract and your written request at our Service Center unless your state has other requirements. If you purchase this contract as an IRA, we will return the greater of your purchase payments less any withdrawals you took, or the contract value.

Investment Choices

Choose Investment Choices Appropriate for You.  When electing among your available investment choices consider your circumstances, investment goals, financial situation and risk tolerance. After you elect investment choices for your initial purchase payment you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

Understand the Risks Associated with Your Investment Choices.  If your contract value is allocated to a fund, your contract value will be influenced by the investment performance of that fund. You will want to read the fund prospectus, especially the section discussing the risks of investing in the fund. We will deliver current fund prospectuses and/or current summary fund prospectuses to you. You may also contact our Service Center to request current fund prospectuses and summary fund prospectuses. Summary fund prospectuses for certain funds may be unavailable.

Be Informed.  Read this prospectus. Also review information about the funds: the fund prospectus, statement of additional information, annual report and semiannual report.

The Separate Account

We established C.M. Multi-Account A (separate account) as a separate account under Connecticut law on August 3, 1994. The separate account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The separate account holds the assets that underlie the contracts, except those assets allocated to our general account. We keep the separate account assets separate from the assets of our general account and other separate accounts. The separate account is divided into sub-accounts, each of which invests exclusively in a single investment choice.

We own the assets of the separate account. We credit gains to, or charge losses against, the separate account, whether or not realized, without regard to the performance of other investment accounts. The separate account’s assets may not be used to pay any of our liabilities other than those arising from the contracts. If the separate account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. The obligations of the separate account are not our generalized obligations and will be satisfied solely by the assets of the separate account.

We have claimed an exclusion from the definition of the term “Commodity Pool Operator” under the Commodity Exchange Act (CEA) with respect to the separate account. Therefore, we are not subject to registration or regulation as a Commodity Pool Operator under the CEA with respect to the separate account.

Addition, Removal, Closure or Substitution of Funds

We have the right to change the funds offered through the contract, but only as permitted by law. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Changes may only impact certain contract owners. Examples of possible changes include: adding new funds or fund classes; removing existing funds or fund classes; closing existing funds or fund classes; or substituting a fund with a different fund. New or substitute funds may have different fees and expenses. We will not add, remove, close or substitute any shares attributable to your interest in a sub-account of the separate account without notice to you and prior approval of the SEC, to the extent required by applicable law. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which your contract belongs.

The Funds

The contract offers the following funds. We may add, remove, close or substitute funds.

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Asset Class
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. Diversified Dividend Fund (Series I Shares)	Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	Large Cap Blend
Invesco V.I. Global Health Care Fund (Series I Shares)	Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	Specialty
Invesco V.I. Technology Fund (Series I Shares)	Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	Specialty
Fidelity® Variable Insurance Products
Fidelity® VIP Contrafund® Portfolio (Initial Class)	Adviser: Fidelity Management & Research Company Sub-Adviser: FMR Co., Inc. and other investment advisers	Large Cap Blend
ING Investors Trust
ING Clarion Global Real Estate Portfolio (Class S)	Adviser: ING Investments, LLC Sub-Adviser: CBRE Clarion Securities LLC	Specialty
MML Series Investment Fund
MML Aggressive Allocation Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: N/A	Asset Allocation

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Asset Class
MML Balanced Allocation Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: N/A	Asset Allocation
MML Blue Chip Growth Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: T. Rowe Price Associates, Inc.	Large Cap Growth
MML Conservative Allocation Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: N/A	Asset Allocation
MML Equity Income Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: T. Rowe Price Associates, Inc.	Large Cap Value
MML Equity Index Fund (Class I)	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, Inc.	Large Cap Blend
MML Focused Equity Fund (Service Class I)	Adviser: MassMutual Sub-Adviser: Harris Associates L.P.	Large Cap Blend
MML Foreign Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Templeton Investment Counsel, LLC	International/Global
MML Fundamental Growth Fund (Service Class I)	Adviser: MassMutual Sub-Adviser: Wellington Management Company, LLP	Large Cap Growth
MML Fundamental Value Fund (Service Class I)	Adviser: MassMutual Sub-Adviser: Wellington Management Company, LLP	Large Cap Value
MML Global Fund (Class II)	Adviser: MassMutual Sub-Adviser: Massachusetts Financial Services Company	International/Global
MML Growth Allocation Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: N/A	Asset Allocation
MML Growth & Income Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Massachusetts Financial Services Company	Large Cap Blend
MML Income & Growth Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: BlackRock Investment Management, LLC	Large Cap Value
MML Large Cap Growth Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Rainier Investment Management, Inc.	Large Cap Growth
MML Managed Volatility Fund (Initial Class)[1]	Adviser: MassMutual Sub-Adviser: Gateway Investment Advisers, LLC	Specialty

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Asset Class
MML Mid Cap Growth Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: T. Rowe Price Associates, Inc.	Small/Mid-Cap Growth
MML Mid Cap Value Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: American Century Investment Management, Inc.	Small/Mid-Cap Value
MML Moderate Allocation Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: N/A	Asset Allocation
MML PIMCO Total Return Fund (Service Class I)	Adviser: MassMutual Sub-Adviser: Pacific Investment Management Company LLC	Fixed Income
MML Small Cap Growth Equity Fund (Initial Class)	Adviser: MassMutual Sub-Advisers: Waddell & Reed Investment Management Company and Wellington Management Company, LLP	Small/Mid-Cap Growth
MML Small/Mid Cap Value Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: AllianceBernstein L.P.	Small/Mid-Cap Value
MML Series Investment Fund II
MML Blend Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Balanced
MML Equity Fund (Initial Class)	Adviser: MassMutual Sub-Advisers: OppenheimerFunds, Inc. and Loomis, Sayles & Company, L.P.	Large Cap Value
MML High Yield Fund (Service Class I)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Fixed Income
MML Inflation-Protected and Income Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Fixed Income
MML Managed Bond Fund (Service Class)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Fixed Income
MML Money Market Fund (Initial Class)†	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Short Term/Stable Value
MML Short-Duration Bond Fund (Service Class I)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Fixed Income

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Asset Class
MML Small Cap Equity Fund (Initial Class)[2]	Adviser: MassMutual Sub-Adviser: OppenheimerFunds, Inc.	Small/Mid-Cap Blend
Oppenheimer Variable Account Funds
Oppenheimer Capital Appreciation Fund/VA (Non-Service Shares)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.	Large Cap Growth
Oppenheimer Capital Income Fund/VA (Non-Service Shares)*,3	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.	Balanced
Oppenheimer Core Bond Fund/VA (Non-Service Shares)**	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.	Fixed Income
Oppenheimer Discovery Mid Cap Growth Fund/VA (Non-Service Shares)[4]	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.	Small/Mid-Cap Growth
Oppenheimer Global Fund/VA (Non-Service Shares)[5]	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.	International/Global
Oppenheimer Global Strategic Income Fund/VA (Non-Service Shares)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.	Fixed Income
Oppenheimer Main Street Fund®/VA (Non-Service Shares)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.	Large Cap Blend
Oppenheimer Money Fund/VA (Non-Service Shares)***,††	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.	Short Term/Stable Value
Panorama Series Fund, Inc.
Oppenheimer International Growth Fund/VA (Non-Service Shares)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.	International/Global
PIMCO Variable Insurance Trust
PIMCO CommodityRealReturn® Strategy Portfolio (Advisor Class)	Adviser: Pacific Investment Management Company LLC Sub-Adviser: N/A	Specialty

*	Unavailable in contracts issued on or after April 30, 2012.
**	Effective May 1, 2009 and after, you may not allocate any new money to this fund via purchase payments or transfers.
***	Unavailable in contracts issued on or after January 19, 2008.
[1]	Formerly known as the MML Large Cap Value Fund.
[2]	Formerly known as the MML Small/Mid Cap Equity Fund.
[3]	Formerly known as the Oppenheimer Balanced Fund/VA.
[4]	Formerly known as the Oppenheimer Small- & Mid-Cap Growth Fund/VA.
[5]	Formerly known as the Oppenheimer Global Securities Fund/VA.
†	An investment in the MML Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to maintain a stable net asset value per share, it is possible to lose money by investing in the Fund. The yield of this Fund may be low during periods of low interest rates. After deduction of separate account charges, the yield in the sub-account that invests in this Fund could be negative.
††	An investment in a Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The yield of this Fund may become very low during periods of low interest rates. After deduction of separate account charges, the yield in the sub-account that invests in this Fund could be negative.

There is no assurance that the funds will achieve their stated objective. The fund prospectuses contain more detailed information about the funds. We will deliver current fund prospectuses and/or current summary fund prospectuses to you. You may also contact our Service Center to request current fund prospectuses and summary fund prospectuses. Summary fund prospectuses for certain funds may be unavailable. You should read the information contained in the fund prospectuses carefully before investing.

Asset Allocation Funds

The following asset allocation funds are also referred to as funds-of-funds. They are known as funds-of-funds because they invest in other underlying funds. A fund offered in a fund-of-funds structure may have higher expenses than a direct investment in the underlying funds because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying funds in which it invests. You should read the MML Series Investment Fund prospectus for more information about these funds-of-funds.

•	MML Aggressive Allocation Fund

•	MML Balanced Allocation Fund

•	MML Conservative Allocation Fund

•	MML Growth Allocation Fund

•	MML Moderate Allocation Fund

Compensation We Receive from Funds, Advisers and Sub-Advisers

Compensation We Receive from Advisers and Sub-Advisers.  We and certain of our insurance affiliates receive compensation from the advisers and sub-advisers to some of the funds. We may use this compensation for any corporate purpose, including paying expenses that we incur in promoting, issuing, distributing and administering the contract and, providing services, on behalf of the funds, in our role as intermediary to the funds. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that fund that are attributable to the variable annuity and variable life insurance products issued by us and our affiliates that offer the particular fund (MassMutual’s variable contracts). These percentage rates differ, but currently do not exceed 0.25%. Some advisers and sub-advisers pay us more than others; some do not pay us any such compensation.

The compensation is not reflected in the expenses that are disclosed for the funds in “Table of Fees and Expenses – Annual Fund Operating Expenses” because this compensation is not paid directly out of the funds’ assets. However, these payments may be derived, in whole or in part, from the advisory fee deducted from fund assets. Contract owners, through their indirect investment in the funds, bear the costs of these advisory fees (see the funds’ prospectuses for more information).

In addition, we may receive fixed dollar payments from the advisers and sub-advisers to certain funds so that the adviser and sub-adviser can participate in sales meetings conducted by MassMutual. Attending such meetings provides advisers and sub-advisers with opportunities to discuss and promote their funds. For a list of the funds whose advisers and sub-advisers currently pay such compensation, visit www.massmutual.com/legal/compagreements or call our Service Center at the number shown on page 1 of this prospectus.

Compensation We Receive from Funds.  We and certain of our affiliates also receive compensation from certain funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. This compensation is paid out of the fund’s assets and may be as much as 0.25% of the average net assets of an underlying fund which are attributable to MassMutual’s variable contracts. This compensation is specified as 12b-1 fees in the “Table of Fees and Expenses – Annual Fund Operating Expenses.” An investment in a fund with a 12b-1 fee will increase the cost of your investment in this contract.

Compensation in General.  The compensation that we receive may be significant and we may profit from this compensation. Additionally, when selecting the funds that will be available with MassMutual’s variable contracts, we consider the amount of compensation that we receive from the funds, their advisers, sub-advisers, or their distributors along with the funds’ name recognition, asset class, the manager’s reputation, and fund performance. We offer certain funds through the contract at least in part because they are managed by us or an affiliate.

The Fixed Accounts

In most states, we offer three fixed accounts, two fixed accounts for Dollar Cost Averaging (the DCA Fixed Accounts) and The Fixed Account (collectively, the fixed accounts), as investment options. The fixed accounts are investment options within our general account.

Purchase payments allocated to the fixed accounts and transfers to the fixed accounts become part of our general account which supports insurance and annuity obligations. The general account has not been registered under the Securities Act of 1933 (1933 Act) nor is the general account registered under the Investment Company Act of 1940 (1940 Act) because of exemptive and exclusionary provisions. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. We have been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this prospectus which relate to the fixed accounts or the general account. Disclosures regarding the fixed accounts or the general account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus. For more information about our general account see “Other Information – Our Ability to Make Payments Under the Contract.”

DCA Fixed Accounts.  Each DCA Fixed Account is a fixed account from which assets are systematically transferred to any fund(s). You may not transfer your contract value in a DCA Fixed Account to The Fixed Account. During the accumulation phase, you may choose to have your purchase payments allocated to a DCA Fixed Account for the period of the DCA Fixed Account Term (DCA Term). Your election must be in writing.

Currently, you have a choice of two DCA Fixed Accounts:

a)  DCA Fixed Account with a DCA Term of 6 months; or

b)  DCA Fixed Account with a DCA Term of 12 months.

To the extent permitted by law, we reserve the right to change the duration of the DCA Terms in the future. Your DCA Term will terminate upon payment of the death benefit. You may only participate in one DCA Fixed Account at a time.

How to Participate in the DCA Fixed Account.  To participate in the DCA Fixed Account you must apply a new purchase payment of $5,000 or greater to a DCA Term or provide us with evidence satisfactory to us that you will apply $5,000 or more to a DCA Term via transfer(s) from another financial institution. Purchase payments which originate from an annuity contract issued by us or any of our affiliates cannot be allocated to a DCA Fixed Account. We reserve the right to reject purchase payments. You cannot transfer current contract values into the DCA Fixed Account. The first DCA transfer will occur 5 business days after we receive all or a portion of the purchase payment into the DCA Fixed Account.

Any portion of the sum to be applied to the DCA Fixed Account that we receive after the start of the DCA Term, will be added to the amount in the current DCA Term and will participate only in the remaining period of that DCA Term. You may apply additional purchase payments to the current DCA term. Those additional purchase payments will be added to the amount in the current DCA Term and will participate only in the remaining period of the current DCA Term.

We make scheduled monthly transfers from the DCA Fixed Account. The first transfer will occur 5 business days after we receive your payment allocated to the DCA Fixed Account and a completed DCA Fixed Account election form. You may not take partial withdrawals from the DCA Fixed Account.

You may make a one-time transfer of your remaining contract value in the DCA Fixed Account into any of the fund(s), prior to the expiration of your DCA Term. Your transfer will be effective on the business day we receive your completed written request or request over the telephone.

We reserve the right to assess a fee for processing transactions under the DCA Fixed Account.

If you elect to make an allocation to a DCA Fixed Account, but your annuity date will occur prior to the end of that DCA Term, your DCA Term will expire early. It will expire on your annuity date. We will transfer any contract value remaining in the DCA Fixed Account on your annuity date in accordance with your DCA Fixed Account transfer instructions in effect at that time. No amounts will remain in the DCA Fixed Account after your annuity date.

We periodically set the interest rate we credit to the DCA Fixed Account. We will credit an interest rate at a rate not less than the minimum allowed by state law at the time we issue your contract. We reserve the right to change the guaranteed minimum interest rate for newly issued contracts, subject to applicable state law. The interest rate you will receive for the entire DCA Term is the interest rate in effect on the date your DCA Term begins. We guarantee the interest rate for the full DCA Term.

The Fixed Account.  You may allocate purchase payments to The Fixed Account. You can also make transfers of your contract value into The Fixed Account. You do not participate in the investment performance of the assets in The Fixed Account. Instead, we credit your contract with interest at a specified rate that we declare in advance. We will credit an interest rate at a rate not less than the minimum allowed by state law at the time we issue your contract. We reserve the right to change the guaranteed minimum interest rate for newly issued contracts, subject to applicable state law.

Contract Value

Your contract value is the sum of your value in the separate account and the fixed account(s).

Your value in the separate account will vary depending on the investment performance of the funds you choose. In order to keep track of your contract value in the separate account, we use a unit of measure called an accumulation unit. During the income phase of your contract we call the unit an annuity unit.

Accumulation Units.  Every business day we determine the value of an accumulation unit for each of the separate account sub-accounts. Changes in the accumulation unit value reflect the investment performance of the fund as well as deductions for insurance and other charges.

The value of an accumulation unit may go up or down from business day to business day.

The Statement of Additional Information contains more information on the calculation of the accumulation unit value.

When you make a purchase payment, we credit your contract with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the purchase payment allocated to a separate account sub- account by the value of the accumulation unit for that separate account sub-account. When you make a withdrawal, we deduct from your contract accumulation units representing the withdrawal amount.

We calculate the value of an accumulation unit for each separate account sub-account after the New York Stock Exchange closes each business day. Any change in the accumulation unit value will be reflected in your contract value.

Example.  On Monday we receive an additional purchase payment of $5,000 from you. You have told us you want this to go to the MML Managed Bond Fund. When the New York Stock Exchange closes on that Monday, we determine that the value of an accumulation unit for the MML Managed Bond Fund is $13.90. We then divide $5,000 by $13.90 and credit your contract on Monday night with 359.71 accumulation units for the MML Managed Bond Fund.

Business Days & Non-Business Days

Our business day closes when the New York Stock Exchange business day closes. The New York Stock Exchange business day usually closes at 4:00 p.m. Eastern time. Our non-business days are those days when the New York Stock Exchange is closed.

Transfers and Transfer Programs

General Overview

We have the right to terminate, suspend, or modify the transfer and transfer program provisions described in this prospectus.

You can transfer all or part of your contract value. You can make transfers by telephone or by other means we authorize. To make transfers other than by telephone, you must submit a written request. If you own the contract with a joint owner, we will accept transfer instructions from either you or the other owner, unless we are instructed otherwise. We will use reasonable procedures to confirm that instructions given to us are genuine. We may tape record all telephone instructions.

Your transfer is effective on the business day we receive your request at our Service Center. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your transfer request at our Service Center on a non-business day or after our business day closes, your transfer request will be effective on the next business day.

Transfers During the Accumulation Phase

You may transfer all or part of your assets in a fund or The Fixed Account. You can make a transfer to or from The Fixed Account and to or from any fund. During the accumulation phase we do not assess a transfer fee. However, we reserve the right to allow twelve free transfers per calendar year and charge for transfers in excess of twelve. The charge equals $20 per transfer or 2% of the amount that is transferred, whichever is less.

The following rules apply to any transfer during the accumulation phase:

1)	Currently, the minimum amount which you can transfer is:

•	$100; or

•	the entire value in a fund, if less.

We reserve the right to impose a minimum transfer requirement of $1,000. Currently, we do not require that a minimum amount remain in the fund after a transfer. However, we reserve the right to impose a requirement that $1,000 remain in the fund after a transfer unless you transfer the entire fund value. We waive these requirements if the transfer is made in connection with the Rebalancing Program.

2)	You must clearly indicate the amount and investment choices from and to which you wish to transfer.

3)	During any contract year, we limit transfers out of The Fixed Account to the greater of $30,000 or 30% of your contract value in The Fixed Account as of the end of the previous contract year. However, if you transfer 30% of your contract value in The Fixed Account for three consecutive contract years, your transfer in the fourth consecutive contract year may be for the entire amount in The Fixed Account, provided that you have not applied payments or transferred contract value into The Fixed Account from the time the first annual transfer was made. We measure a contract year from the anniversary of the day we issued your contract. Transfers out of The Fixed Account are done on a first-in, first-out basis. In other words, amounts attributed to the oldest purchase payments are transferred first; then amounts attributed to the next oldest purchase payments are transferred; and so on.

4)	We consider The Fixed Account and a money market fund to be “competing accounts.” We have some specific rules pertaining to transfers in and out of competing accounts.

•	Transfers out of The Fixed Account:

You may not make a transfer out of The Fixed Account to a money market fund.

If you make a transfer out of The Fixed Account, for a period of 90 days following that transfer, you may not make transfers from any investment choice into a money market fund.

•	Transfers into a money market fund:

If you make a transfer into a money market fund, for a period of 90 days following that transfer, you may not make transfers out of The Fixed Account.

Limits on Frequent Trading and Market Timing Activity

This contract and its investment choices are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a fund in the following ways:

•	by requiring the fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and

•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all contract owners and beneficiaries under the contract, including long-term contract owners who do not engage in these activities. Therefore, we discourage frequent trading and market timing trading activity and will not accommodate frequent transfers of contract value among the funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase this contract.

We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Our ability to detect frequent trading or market timing may be limited by operational or technological systems, as well as by our ability to predict strategies employed by contract owners (or those acting on their behalf) to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of funds among the sub-accounts of the separate account, there can be no assurance that we will be able to identify and curtail every instance of trading of those who trade frequently or those who employ a market timing strategy or those who act as intermediaries on behalf of such persons. Moreover, our ability to discourage and restrict frequent trading or market timing may be limited by decisions of state regulatory bodies and court orders that we cannot predict.

In addition, some of the funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the funds may reflect lower performance and higher expenses across all contracts as a result of undetected abusive trading practices.

If we, or the investment adviser to any of the funds available with this contract, determine that a contract owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will not allow the contract owner to submit transfer requests by overnight mail, facsimile transmissions, the telephone, our website, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the fund. Orders for the purchase of fund shares may be subject to acceptance by the fund. Therefore, we reserve the right to reject, without prior notice, any fund transfer request if the investment in the fund is not accepted for any reason.

The funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the funds describe the funds’ frequent trading and market timing policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. We have entered into a written agreement, as required by SEC regulation, with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contract owners who violate the frequent trading or market timing policies established by the fund.

Contract owners and other persons with interests in the contracts should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the funds in their ability to apply their frequent trading or market timing policies and procedures. It may also require that we restrict or prohibit further purchases or transfers as requested by a fund on all contracts owned by a contract owner whose trading activity under one variable contract has violated a fund’s frequent trading or market timing policy. If a fund believes that an omnibus order reflects one or more transfer requests from contract owners engaged in frequent trading or market timing activity, the fund may reject the entire omnibus order.

We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, no change will be made to your allocations per that request. We will then allow you to resubmit the rejected transfer by regular mail only.

Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:

•	not accept transfer instructions from a contract owner or other person authorized to conduct a transfer;

•	limit the number of transfer requests that can be made during a contract year; and

•	require the value transferred into a fund to remain in that fund for a particular period of time before it can be transferred out of the fund.

We will apply any restrictive action we take uniformly to all contract owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity.

We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all contract owners.

Transfers During the Income Phase

During the income phase, we allow 6 transfers each calendar year, and they are not subject to a transfer fee. You cannot transfer from the general account to a fund, but you can transfer from one or more funds to the general account once a contract year. The minimum amount which you can transfer is $1,000 or your entire interest in the fund, if less. After a transfer, the minimum amount which must remain in a fund is $1,000 unless you have transferred the entire value.

Transfer Programs

For detailed rules and restrictions pertaining to these programs and instructions for electing a program contact our Service Center.

Overview.  We currently offer the following transfer programs:

1)	Dollar Cost Averaging Program;

2)	Automatic Rebalancing Program; and

3)	Interest Sweep Option.

•	These programs are only available during the accumulation phase of your contract;

•	You may only participate in one of these programs at any one time;

•	You may not participate in these programs if you have a current election of a DCA Fixed Account;

•	We do not charge you for participation in these programs, though we reserve the right to charge for the programs in the future.

Dollar Cost Averaging Program.  This program allows you to systematically transfer a set amount from a selected fund to any of the other funds. By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. Dollar cost averaging does not assure a profit and does not protect you against loss in declining markets. Since dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue the program through periods of fluctuating price levels.

Your Dollar Cost Averaging Program will terminate:

•	if you withdraw the total contract value;

•	upon payment of the death benefit;

•	if the last transfer you selected has been made;

•	if there is insufficient contract value to make the transfer; or

•	if we receive from you a written request or request over the telephone to terminate the program at our Service Center at least 5 business days prior to the next transfer date.

Automatic Rebalancing Program.  Over time, the performance of each fund may cause your allocation to shift from your original allocation. You can direct us to automatically rebalance your contract value allocated to the funds in order to return to your original percentage allocations by selecting our Automatic Rebalancing Program. Contract value allocated to the fixed accounts cannot participate in the Automatic Rebalancing Program.

This program will terminate:

•	if you withdraw the total contract value;

•	upon payment of the death benefit;

•	if you request that we end the program (in writing or by telephone); or

•	if we receive any unscheduled transfer request.

Interest Sweep Option.  Under this program, we will automatically transfer earnings from your contract value in The Fixed Account to any one fund or combination of funds that you select. By allocating these earnings to the funds, you can pursue further growth in the value of your contract through more aggressive investments. However, the Interest Sweep Option does not assure a profit and does not protect against loss in declining markets.

This program will terminate:

•	if, as the result of a withdrawal, you no longer have contract value in The Fixed Account;

•	if, at time of transfer, no interest is available for transfer (for example, if the interest earned is required to cover contract related charges or has been part of a partial withdrawal);

•	upon payment of the death benefit; or

•	if we receive your written request or request over the telephone to terminate the program at least 5 business days prior to the next scheduled transfer date.

Withdrawals

Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make.

During the accumulation phase you may make either partial or total withdrawals of your contract value.

When a partial withdrawal is made from a contract, we reflect the withdrawal as a reduction to the value of the contract’s death benefit. We describe this reduction in the “Death Benefit” section. If we reflect the reduction as a percentage of contract value withdrawn, the reduction will be greater when the value of your contract investment choices is lower due to market performance or other variables. If you withdraw your full contract value, the contract terminates and does not provide a death benefit.

We will pay any full or partial withdrawal to the qualified plan trustee or plan administrator, if you purchased your contract under a tax-qualified retirement plan, a non-qualified deferred compensation plan or a deferred compensation plan for a tax-exempt organization. The only exceptions are for required minimum distribution payments and for withdrawals from individually-owned qualified contracts or contracts owned under a governmental 457(b) deferred compensation plan.

Unless you instruct us otherwise, we will take any partial withdrawal proportionally from your contract value in the funds and The Fixed Account. When making a partial withdrawal, you must withdraw at least $100 or the entire value in a fund or The Fixed Account, if less. We require that after you make a partial withdrawal you keep at least $5,000 in a non-qualified contract. For qualified contracts, the amount is $2,000, unless your partial withdrawal is a minimum required distribution. Partial withdrawals may be subject to a contingent deferred sales charge.

When you make a total withdrawal you will receive the value of your contract:

•	less any applicable contingent deferred sales charge;

•	less any applicable premium tax;

•	less any contract maintenance charge, and

•	less any purchase payments we credited to your contract that have not cleared the bank, until they clear the bank.

We take withdrawals first from earnings and then from purchase payments. For purposes of the contingent deferred sales charge, we treat withdrawals as coming from the oldest purchase payments first.

Requests in Writing.  To request a withdrawal in writing, submit to our Service Center, our fully completed partial surrender or surrender form. If your withdrawal involves an exchange or transfer of assets to another financial institution, we also require a “letter of acceptance” from the financial institution.

Requests by Telephone.  You may request certain partial and full withdrawals by telephone. Contact our Service Center for details.

Withdrawal Effective Date.  For written requests, your withdrawal is effective on the business day we receive, at our Service Center, our partial surrender or surrender form, fully completed, and, if applicable, a “letter of acceptance.” If we receive this item(s) at our Service Center on a non-business day or after our business day closes, your withdrawal request will be effective on the next business day. For telephone requests, your withdrawal is effective on the business day we receive your call. For calls received after the close of the business day, your withdrawal will be effective on the next business day.

Delivery of Withdrawal Amount.  We will pay any withdrawal amount within 7 days of the withdrawal effective date, unless we are required to suspend or postpone withdrawal payments. See “Other Information – Suspension of Payments or Transfers.”

Partial Withdrawals Used to Pay Investment Advisory Fees.  Some contract owners have their assets managed by one or more investment advisers. The investment advisers may assess a fee for their services. Their fees are specified in the respective account agreements and are separate from and in addition to the contract fees and expenses described in this prospectus. Some contract owners authorize their investment advisers to take one or more partial withdrawals from the contract in order to collect advisory or investment management fees. Withdrawals taken from this contract to pay such fees may be subject to a contingent deferred sales charge, income tax and/or tax penalties. We encourage you to determine whether engaging in this activity is appropriate for you.

Systematic Withdrawal Program.  For detailed rules and restrictions pertaining to this program and instructions for electing the program contact our Service Center.

The Systematic Withdrawal Program (SWP) allows you to set up automatic periodic withdrawals from your contract value. We do not charge you for participation in the SWP but we reserve the right to charge in the future. We will take any withdrawal under this program proportionally from your contract value in your selected investment choices.

Your SWP will end:

•	if you withdraw your total contract value;

•	if the next systematic withdrawal will lower your contract value below the minimum contract value we allow following a partial withdrawal, unless your withdrawal is a minimum required distribution;

•	if we receive, in good order, a notification of the owner’s death;

•	if we process the last withdrawal you selected;

•	if your value in a selected fund or the Fixed Account is insufficient to complete the withdrawal;

•	if you begin receiving annuity payments; or

•	if you give us a written request or request over the telephone to terminate your program any time before or on the next withdrawal date.

Expenses

This section describes the charges and deductions we make under the contract to compensate us for the services and benefits we provide, costs and expenses we incur and risks we assume. We may profit from the charges deducted and we may use any such profits for any purpose, including payment of distribution expenses. These charges and deductions reduce the return on your investment in the contract. These charges and expenses are:

Insurance Charges

Each business day we deduct our insurance charges from the assets of the separate account. We do this as part of our calculation of the value of the accumulation units and the annuity units. The insurance charge has two parts: 1) the mortality and expense risk charge and 2) the administrative charge.

Mortality and Expense Risk Charge

This charge is equal, on an annual basis, to 1.25% of the daily value of the assets invested in each fund, after fund expenses are deducted. This charge is for:

•	the mortality risk associated with the insurance benefits provided, including our obligation to make annuity payments after the annuity date regardless of how long all annuitants live, the death benefits, and the guarantee of rates used to determine your annuity payments during the income phase;

•	the expense risk that the current charges will be insufficient to cover the actual cost of administering the contract.

We cannot increase the mortality and expense risk charge. If the current mortality and expense risk charge is not sufficient to cover the mortality and expense risk, we will bear the loss. If the amount of the charge is more than sufficient to cover the mortality and expense risk, we will make a profit on the charge. We may use this profit for any purpose, including the payment of marketing and distribution expenses for the contract.

Administrative Charge

This charge is equal, on an annual basis, to 0.15% of the daily value of the assets invested in each fund, after fund expenses are deducted. We assess this charge, together with the annual contract maintenance charge, to reimburse us for all the expenses associated with the administration of the contract and the separate account. Some of these expenses are: preparation of the contract, confirmations, annual reports and statements, maintenance of contract records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs. We can increase this charge, but the charge will never exceed 0.25%. If we increase this charge, we will give you 90 days prior notice.

Annual Contract Maintenance Charge

At the end of each contract year, we deduct $30 from your contract as an annual contract maintenance charge. We may increase this charge, but it will not exceed $60. If we increase this charge, we will give you 90 days prior notice. Currently, we will not deduct this charge if, when we are to make the deduction, the value of your contract is $50,000 or more. However, we reserve the right to increase the contract value amount at which we will waive this charge to $100,000 as provided by the contract. Subject to state regulations, we will deduct the annual contract maintenance charge proportionately from the investment choices you have selected.

If you make a total withdrawal from your contract, and the contract value is less than $50,000, we will deduct the full annual contract maintenance charge. If your contract enters the income phase on a date other than its contract anniversary and the contract value is less than $50,000, we will deduct a pro rata portion of the charge.

Contingent Deferred Sales Charge

We do not deduct a sales charge when we receive a purchase payment. However, we may assess a contingent deferred sales charge on the amount you withdraw that exceeds the free withdrawal amount and the amount you apply to an annuity payment. We use this charge to cover certain expenses relating to the sale of the contract.

If you withdraw:

•	from more than one investment choice, we will deduct the contingent deferred sales charge proportionately from the amounts remaining in the investment choice(s) you selected.

•	the total value from an investment choice, we will deduct the contingent deferred sales charge proportionately from amounts remaining in the investment choices that still have value.

•	your entire contract value, we will deduct the contingent deferred sales charge from the contract value. You will receive a check for the net amount.

The amount of the charge depends on the amount of the purchase payments, the length of time since you made the purchase payments, and the amount of your withdrawal or the amount you apply to an annuity payment. The contingent deferred sales charge is assessed as follows:

Year since Purchase Payment was Accepted	Charge
1st Year	7%
2nd Year	6%
3rd Year	5%
4th Year	4%
5th Year	3%
6th Year	2%
7th Year	1%
8th Year and thereafter	0%

After your purchase payment has been in the contract for 7 years, there is no charge when you withdraw the purchase payment. Each purchase payment has its own 7-year sales charge period. We take withdrawals first from earnings, and then from purchase payments. For purposes of the contingent deferred sales charge, we treat withdrawals as coming from the oldest purchase payments first.

In addition to the free withdrawals described later in this section, we will not impose a contingent deferred sales charge under the following circumstances:

•	Upon payment of the death benefit.

•	Upon payment of a minimum required distribution attributable to this contract that exceeds the free withdrawal amount.

•	When you apply your contract value to an annuity option (except as described under Annuity Option E and F).

•	If contract value has been applied to an annuity option providing guaranteed payments and upon the annuitant’s death there are remaining guaranteed payments withdrawn by the beneficiary.

•	If you redeem “excess contributions” from a plan qualifying for special income tax treatment. These types of plans are referred to as Qualified Plans, including Individual Retirement Annuities (IRAs). We look to the Internal Revenue Code for the definition and description of excess contributions.

•	When the contract is exchanged for another variable annuity contract issued by us or one of our affiliated insurance companies, of the type and class which we determine is eligible for such an exchange. A contingent deferred sales charge may apply to the contract received in the exchange. A reduced contingent deferred sales charge schedule may apply under this contract if another variable annuity contract issued by us or one of our affiliated insurance companies is exchanged for this contract. Exchange programs may not be available in all states. We have the right to modify, suspend or terminate any exchange program any time without prior notification. If you want more information about our current exchange programs, contact your registered representative or us at our Service Center.

•	If you are 59 1⁄2 or older, and you apply your entire contract value:

–	to purchase a single premium immediate life annuity issued by us or one of our affiliates; or

–	to purchase a single premium immediate annuity certain, with payments guaranteed for 10 years or more, issued by us or one of our affiliates.

We may also waive the contingent deferred sales charge if you surrender your contract before April 30, 2014 and you use the proceeds of the surrender to purchase a new group annuity issued by us. The group annuity contract may be subject to charges upon withdrawal. Contact our Service Center for additional information.

Free Withdrawals

You may withdraw, without incurring a contingent deferred sales charge, the greater of:

•	the part of your contract value that is attributable to positive investment results, if any, on the date of withdrawal; or

•	10% of purchase payments made to your contract as of the date of withdrawal reduced by any free withdrawal(s) you previously took during the current contract year.

We take withdrawals first from any positive investment results, if any, and then from purchase payments. If you withdraw an amount which exceeds your investment gain, we will reduce the amount of your remaining purchase payments. We will calculate the contingent deferred sales charge based on your oldest purchase payments first.

Premium Taxes

Some states and other governmental entities charge premium taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction from your contract value for them. Some of these taxes are due when your contract is issued, others are due when annuity payments begin. Currently we do not charge you for these taxes until you begin receiving annuity payments or you make a total withdrawal. We may discontinue this practice and assess the charge when the tax is due. Premium taxes generally range from 0% to 3.5%, depending on the state.

Transfer Fee

During the accumulation phase we do not assess a transfer fee. However, we reserve the right to allow twelve free transfers per calendar year and charge for transfers in excess of twelve. The charge equals $20 per transfer or 2% of the amount that is transferred, whichever is less.

During the income phase, we allow six transfers and they are not subject to a transfer fee. We consider all transfers made on one business day as one transfer.

Income Taxes

We will deduct from the contract any income taxes which we incur because of the operation of the separate account. At the present time, we are not making any such deductions. We will deduct any withholding taxes required by law.

Fund Expenses

The separate account purchases shares of the funds at net asset value. The net asset value of each fund reflects expenses already deducted from the assets of the fund. Such expenses include investment management fees and other expenses and may include acquired fund fees and expenses. For some funds, expenses may also include 12b-1 fees to cover distribution and/or certain service expenses. When you elect a fund as an investment choice, that fund’s expenses will increase the cost of your investment in the contract. See each fund’s prospectus for more information regarding these expenses.

Annual Credit

For contracts issued on or after September 10, 2001.

Does not pertain to contract value allocated to the fixed accounts.

If we issued you a contract on or after September 10, 2001, we will increase your contract value allocated to the funds by 0.15% on each contract anniversary while your contract is in effect. We will calculate this increase based on your contract value allocated to the funds on your contract anniversary. We will credit this increase proportionally to the funds you are invested in as of your contract anniversary.

We pay this credit amount out of the revenues we receive for selling the contracts that are eligible for the credit. We provide this credit amount in lieu of reducing expenses directly. We will not subject this credit to the assessment of a contingent deferred sales charge upon withdrawal.

The Income Phase

Overview.  If you want to receive regular income from your annuity, you can elect to apply your contract value so that you can receive fixed and/or variable annuity payments under one of the annuity options described in this section. We may base annuity payments on the age and sex of the annuitant under all options except Annuity Option E. We may require proof of age and sex before annuity payments begin.

If your contract value is less than $2,000 on the annuity date, we reserve the right to pay you a lump sum rather than a series of annuity payments. If any annuity payment is less than $100, we reserve the right to change the payment basis to equivalent less frequent payments.

Annuity Payment Start Date.  You can choose the month and year in which annuity payments begin. We call that date the annuity date. According to your contract, your annuity date cannot be earlier than 5 years after you buy the contract. However, we currently allow you to select an annuity date that is at least 30 days after you purchase your contract. You may choose your annuity date when you purchase your contract. After you purchase your contract you can request an earlier annuity date by notifying us in writing at least 30 days before the annuity date. You can request that we delay your annuity date by notifying us in writing or by telephone any time before or on the annuity date.

Annuity payments must begin by the earlier of:

1)	the 90th birthday of the annuitant or oldest joint annuitant;

2)	your 90th birthday if you are not the annuitant or the 90th birthday of the oldest joint owner; or

3)	the latest date permitted under state law.

Upon written request we will defer the annuity date up to the 100th birthday.

Electing an Annuity Option.  On the annuity date, we must have written instructions in good order at our Service Center regarding your annuity option choice including whether you want fixed and/or variable payments.

If on the annuity date we do not have your instructions, we will assume you elected Option B with 10 years of payments guaranteed. We will use contract value in the funds to provide a variable portion of each annuity payment and contract value in The Fixed Account and the DCA Fixed Account, if any, to provide a fixed portion of each annuity payment. If your contract was issued in conjunction with an ERISA plan, we may default you to a different annuity option in order to comply with ERISA requirements.

Required Minimum Distributions for Tax-Qualified Contracts.  In order to avoid adverse tax consequences, you should begin to take distributions from your contract no later than the beginning date required by the Internal Revenue Service. These distributions can be withdrawals or annuity payments. The distributions should be at least equal to the minimum amount required by the Internal Revenue Service or paid through an annuity option that complies with the required minimum distribution rules of Internal Revenue Code Section 401(a)(9). If your contract is an individual retirement annuity, the required beginning date should be no later than April 1 of the year after you reach age 70 1⁄2. For qualified plans and tax-sheltered annuities, that date is no later than April 1 of the year following the later of: the year you reach age 70 1⁄2 or the year in which you retire. The option of deferring to retirement is not available if you are a 5% or greater owner of the employer sponsoring your qualified plan.

Fixed Annuity Payments.  If you choose fixed payments, the payment amount will not vary. The payment amount will depend upon the following:

•	the value of your contract on the annuity date;

•	the annuity option you elect;

•	the age and sex of the annuitant or joint annuitants, if applicable;

•	the minimum guaranteed payout rates associated with your contract;

•	the deduction of a contingent deferred sales charge (may be deducted under Annuity Option E and F only); and

•	the deduction of premium taxes, if applicable.

In most states, if the single premium immediate annuity rates offered by MassMutual on the annuity date are more favorable than the minimum guaranteed rates listed in your contract, those rates will be used.

Variable Annuity Payments.  If you choose variable payments, the payment amount will vary with the investment performance of the funds you elect.

The first payment amount will depend on the following:

•	the value of your contract on the annuity date;

•	the annuity option you elect;

•	the age and sex of the annuitant or joint annuitants, if applicable;

•	the minimum guaranteed payout rates associated with your contract;

•	an assumed investment rate (AIR) of 4% per year;

•	the deduction of a contingent deferred sales charge (may be deducted under Annuity Option E and F only); and

•	the deduction of premium taxes, if applicable.

Future variable payments will depend on the performance of the funds you elected. If the actual performance on an annualized basis exceeds the 4% assumed investment rate plus the deductions for expenses, your annuity payments will increase. Similarly, if the actual rate is less than 4% annualized plus the amount of the deductions, your annuity payments will decrease.

Annuity Unit Values.  In order to keep track of the value of your variable annuity payment, we use a unit of measure called an annuity unit. The value of your annuity units will fluctuate to reflect the investment performance of the funds you elected. We calculate the number of your annuity units at the beginning of the income phase. During the income phase, the number of annuity units will not change unless you make a transfer; make a withdrawal as permitted under certain annuity options; or you elect an annuity option with reduced payments to the survivor and those payments to the survivor commence. The Statement of Additional Information contains more information on how annuity payments and annuity unit values are calculated.

Annuity Options.  The available annuity options are listed in this section in the Annuity Options table. We may consent to other plans of payment in addition to those listed. After annuity payments begin, you cannot change the annuity option, the frequency of annuity payments, or make withdrawals, except as described under Annuity Option E and F.

Limitations on Annuity Options.  If you purchased the contract as a tax-qualified contract, the Internal Revenue Code may impose restrictions on which annuity option you may elect. Furthermore, if your contract is issued under an ERISA plan, and you are married when your contract enters the income phase, your ability to elect certain annuity options may be limited and/or require spousal consent.

Annuity Options

We may consent to other plans of payment in addition to those listed, including a Joint and Last Survivor Annuity with Period Certain.

Lifetime Contingent Options
Annuity Option A – Life Income (variable and/or fixed payments)	Number of Annuitants: one Length of Payment Period: For as long as the annuitant lives. Annuity Payments After Death: None. All payments end upon the annuitant’s death.
Annuity Option B – Life Income with Period Certain (variable and/or fixed payments)

Number of Annuitants:  one

Length of Payment Period:  For a guaranteed period of either 5, 10 or 20 years or as long as the annuitant lives, whichever is longer.

Annuity Payments After Death:  When the annuitant dies, if there are remaining guaranteed payments, the beneficiary may elect to continue receiving remaining guaranteed payments or the beneficiary may elect a lump sum payment equal to the commuted value of the remaining guaranteed annuity payments.

Annuity Option C – Joint and Last Survivor Annuity (variable and/or fixed payments)

Number of Annuitants:  two

Length of Payment Period:  For as long as either annuitant lives.

Annuity Payments After Death:  100% of the payment will continue to the surviving annuitant. No payments will continue after the death of both annuitants.

Annuity Option D – Joint and 2⁄3 Survivor Annuity (variable and/or fixed payments)

Number of Annuitants:  two

Length of Payment Period:  For as long as either annuitant lives.

Annuity Payments After Death:  Payments will continue during the lifetime of the surviving annuitant and will be computed on the basis of two-thirds of the annuity payment (or units) in effect during the joint lifetime. No payments will continue after the death of both annuitants.

Non-Lifetime Contingent Options
Annuity Option E – Period Certain Annuity (variable and/or fixed payments)

Number of Annuitants:  one

Length of Payment Period:  For a specified period no less than five years and no greater than 30 years.

Withdrawal Option/Switch Annuity Option:  If, after you begin receiving payments, you would like to receive all or part of the commuted value of the remaining guaranteed payments under this annuity option at any time, you may elect to receive it in a lump sum or have it applied to another annuity option. If you so elect, your future payments will be adjusted accordingly.

Contingent Deferred Sales Charge:  In most states, we will deduct a contingent deferred sales charge if you apply your contract value to this option and the period certain is less than 10 years. If it is permitted in your state, but we do not deduct a contingent deferred sales charge at that time, we will deduct a contingent deferred sales charge if you subsequently request a commuted lump sum payment to yourself or a commuted value to apply to another annuity option. We will waive the contingent deferred sales charge if you commence annuity payments because you have reached the latest permissible annuity payment start date (see (1), (2) and (3) under “The Income Phase – Annuity Payment Start Date”).

Annuity Payments After Death:  When the annuitant dies, if there are remaining guaranteed payments, the beneficiary may elect to continue receiving remaining guaranteed payments or the beneficiary may elect a lump sum payment equal to the commuted value of the remaining guaranteed annuity payments. We will not deduct a contingent deferred sales charge.

Annuity Option F – Special Income Settlement Agreement (variable and/or fixed payments)

Number of Annuitants:  Determined in accordance with terms agreed upon in writing by both you and us.

Length of Payment Period:  Determined in accordance with terms agreed upon in writing by both you and us.

Withdrawal Option/Switch Annuity Option:  If we agree to pay you a variable annuity payment for a specified period of time under this annuity option, and after you begin receiving payments, you would like to receive all or part of the commuted value of the payments under this annuity option at any time, you may elect to receive it in a lump sum or have it applied to another annuity option. If you so elect, your future payments will be adjusted accordingly.

Contingent Deferred Sales Charge:  In most states, we will deduct a contingent deferred sales charge if you apply your contract value to this option and the period certain is less than 10 years. If it is permitted in your state, but we do not deduct a contingent deferred sales charge at that time, we will deduct a contingent deferred sales charge if you subsequently request a commuted lump sum payment to yourself or a commuted value to apply to another annuity option. We will waive the contingent deferred sales charge if you commence annuity payments because you have reached the latest permissible annuity payment start date (see (1), (2) and (3) under “The Income Phase – Annuity Payment Start Date”).

Annuity Payments After Death:  When the annuitant dies, if there are remaining guaranteed payments, the beneficiary may elect to continue receiving remaining guaranteed payments or the beneficiary may elect a lump sum payment equal to the commuted value of the remaining guaranteed annuity payments. We will not deduct a contingent deferred sales charge.

Death Benefit

Death of Contract Owner During the Accumulation Phase.  If you or the joint owner dies during the accumulation phase, we will pay a death benefit to your primary beneficiary. If the joint owner dies, we will treat the surviving joint owner, if any, as the primary beneficiary. If joint owners die simultaneously, the death benefit will become payable. We will treat any other beneficiary designation on record at the time of death as a contingent beneficiary unless you have changed it in writing.

Your beneficiary may request that the death benefit be paid under one of the death benefit options. If your contract is a non-qualified contract or is held as a traditional IRA (including SEP IRAs) or Roth IRA and the sole primary beneficiary is your surviving spouse, he or she may elect to become the owner of the contract.

Death Benefit During the Accumulation Phase.  The basic death benefit is the only death benefit available to owners of contracts purchased prior to May 1, 2000. Subject to state availability, if you purchased your contract on or after May 1, 2000, you may select the ratchet death benefit. However, if you are age 80 or over when we issue your contract, the ratchet death benefit is not available.

You select one of the available death benefits when we issue your contract. After we issue your contract, you may not change your death benefit selection.

If you select the ratchet death benefit, you will pay an additional charge. We will automatically pay a death benefit under the basic death benefit unless you have selected the ratchet death benefit.

Adjusted for Any Withdrawals or Less Any Withdrawals.  In this prospectus we describe the formulas we use to determine death benefit amounts. In some formulas we use the language “adjusted for any withdrawals” and in other formulas we use the language “less any withdrawals.” These phrases have different meanings.

Adjusted for Any Withdrawals.  If you take a withdrawal, we adjust your death benefit by using the percentage of contract value withdrawn to lower the death benefit by the same percentage. We use the phrase “adjusted for any withdrawals” to describe this treatment of withdrawals within our formulas. Because this adjustment uses the percent of contract value withdrawn, the reduction will be greater when the value of your contract investment choices is lower due to market performance or other variables.

Less Any Withdrawals.  If you take a withdrawal, we lower your death benefit by subtracting the dollar amount of the withdrawal. We use the phrase “less any withdrawals” to describe this treatment of withdrawals within our formulas.

References to Age.  Age is as of the nearest birthday. For example, age 80 is generally the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months. See “Age.”

Basic Death Benefit.  The death benefit paid will be the amount calculated (and adjusted for any applicable charges) as of the business day we receive proof of death and election of the payment method at our Service Center. The basic death benefit before you or the oldest joint owner reaches age 75 will be the greater of:

1)	your contract value; or

2)	your purchase payments, less any withdrawals and any applicable charges; or

3)	your contract value on the most recent 3 year contract anniversary, plus any subsequent purchase payments, less any subsequent withdrawals, including any applicable charges. Your first contract anniversary is one calendar year from the date we issued your contract.

For contracts issued on or after October 1, 2003, subject to state approval and implementation, the word “less” is replaced with the words “adjusted for.” See “Death Benefit - Adjusted for Any Withdrawals or Less Any Withdrawals.”

After you or the oldest joint owner reaches age 75, the death benefit during the accumulation period will be the greater of:

1)	your contract value; or

2)	your purchase payments, less any withdrawals and any applicable charges; or

3)	your contract value on the most recent 3 year contract anniversary prior to the owner or the oldest joint owner reaching age 75, plus any subsequent purchase payments, less any subsequent withdrawals, including any applicable charges. Your first contract anniversary is one calendar year from the date we issued your contract.

For contracts issued on or after October 1, 2003, subject to state approval and implementation, the word “less” is replaced with the words “adjusted for.” See “Death Benefit - Adjusted for Any Withdrawals or Less Any Withdrawals.”

If the contract is owned by a non-natural person, owner means annuitant for purposes of determining the death benefit amount.

Ratchet Death Benefit.  The death benefit paid will be the amount calculated (and adjusted for any applicable charges) as of the business day we receive proof of death and election of the payment method at our Service Center. If you choose the ratchet death benefit, the death benefit will be the greater of:

1)	your contract value; or

2)	the annual ratchet death benefit amount.

We calculate the annual ratchet death benefit amount as follows:

When we issue your contract, the annual ratchet death benefit is equal to your initial purchase payment. Thereafter, and prior to the date you, or the oldest joint owner or the annuitant if the contract is owned by a non-natural entity reaches age 80, we will calculate the ratchet death benefit:

•	when you make a purchase payment;

•	when you make a partial withdrawal; and

•	on your contract anniversary.

You will increase your ratchet death benefit if you make a purchase payment. If you make a subsequent purchase payment, the annual ratchet death benefit is equal to the most recently calculated annual ratchet death benefit plus the additional purchase payment.

You will decrease your ratchet death benefit if you make a partial withdrawal. If you make a withdrawal, the annual ratchet death benefit is equal to the most recently calculated annual ratchet death benefit, minus an adjustment for the withdrawal. We calculate the adjustment for the withdrawal as follows:

a)	divide the amount withdrawn by the most recent contract value, and

b)	multiply it by the most recent annual ratchet death benefit.

On your contract anniversary, the annual ratchet death benefit is equal to the greater of your contract value or the most recently calculated annual ratchet death benefit.

If you do not make any additional purchase payments or any withdrawals, the annual ratchet death benefit will be the greater of all contract anniversary contract values on or prior to the date we calculate the death benefit.

When you, or the oldest joint owner, or the annuitant if the contract is owned by a non-natural entity, reaches age 80, the death benefit is the greater of:

1)	your contract value; or

2)	the annual ratchet death benefit amount calculated on the contract anniversary just prior to age 80, and adjusted for subsequent purchase payments and/or partial withdrawals in the same manner as described above.

We will deduct a quarterly charge for the ratchet death benefit from your contract value. This charge is currently 0.15% on an annual basis of the daily value of your contract value allocated to the funds and the fixed accounts, unless that charge exceeds the maximum charge, in which case the charge is the maximum charge. We will deduct this charge proportionately from the funds and the fixed accounts you have selected. This charge is guaranteed not to exceed the maximum charge. The maximum charge is a percentage on an annual basis of the daily value of your contract value allocated to the funds. The percentage is based on your age when the contract was issued: 0.35% age 60 or younger; 0.50% age 61 through age 70; or 0.70% age 71 or older.

Death Benefit Payment Options During the Accumulation Phase. The availability of certain death benefit options may be limited for tax-qualified contracts in order to comply with the required minimum distribution rules.

A beneficiary must elect to receive the death benefit under one of the following options, in the event you die during the accumulation phase.

Option 1 – lump sum payment of the death benefit within 5 years of the date of death; or

Option 2 – payment of the death benefit under an annuity option over the lifetime of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary with distribution beginning within 1 year of the date of your death or the death of any joint owner.

Additional Option for a Spouse Who is the Sole Primary Beneficiary.  In addition to options 1 and 2, a surviving spouse who is the sole primary beneficiary under a contract that is either non-qualified or held as a traditional or Roth IRA may elect a lump sum payment of the death benefit, apply the death benefit to an annuity option or continue the contract. Generally, if the contract is continued then: 1) the initial value will equal the death benefit amount payable; 2) all applicable contract features and benefits will be in the surviving spouse’s name; and 3) the surviving spouse will exercise all of the contract owner’s rights under the contract. Exceptions are as follows: a) if at the time the owner purchased the contract the surviving spouse was over the maximum contract issue age then the contract cannot be continued; b) if at the time the owner purchased the contract the surviving spouse was over the maximum allowable age for electing a certain feature then the feature is not available for continuance. An election to continue the contract can only be made once while the contract is in effect.

Lump Sum Payment.  If a lump sum payment is requested, we will pay the amount within 7 calendar days after we receive proof of death and election of the payment method at our Service Center unless we are required to suspend or delay payment.

Benefit Management Account.  For lump sum payments of at least $10,000, your beneficiary may elect to receive the death benefit by establishing an interest-bearing draft account called the Benefit Management Account (BMA). We periodically set the interest rate we credit to the BMA. That rate will not be less than the minimum guaranteed interest rate provided under the account. We will send a draftbook to the beneficiary who will have access to all the monies in the account, including interest, by writing a draft for all or part of the proceeds. Our drafts are similar to checks. The minimum draft amount is $250. If the account balance falls below $1,000, the BMA will be closed automatically and a check for the remaining balance, including interest, will be sent to the beneficiary. The beneficiary may close the BMA at any time. No deposits may be paid into the BMA. The BMA is part of our general account and is subject to the claims of our creditors. The BMA is not a bank account or bank deposit and is not insured by the Federal Deposit Insurance Corporation. We may make a profit on amounts left in the BMA. If the contract has been assigned, the BMA is not available for the assignee’s portion of the death benefit. The BMA may not be available in all states. We reserve the right to make changes in the terms and conditions of the BMA. Election of the BMA shall be treated as an election of a lump sum for tax reporting purposes under Internal Revenue Code Section 72(s) or 401(a)(9). Any interest paid on amounts in the BMA is taxable as ordinary income in the year such interest is credited.

Beneficiary IRA Election.  Beneficiary, Inherited, Legacy or “Stretch” IRAs are all terms used to describe an IRA that is used exclusively to distribute death proceeds of an IRA or other qualified investment to the beneficiary over that beneficiary’s life expectancy in order to meet the required minimum distribution (RMD) rules. Upon the contract owner’s death under an IRA or other qualified contract, a beneficiary(ies) may generally establish a Beneficiary IRA by either purchasing a new annuity contract or in some circumstances, by electing the Beneficiary IRA payout option under the current contract. Until withdrawn, amounts in a Beneficiary IRA or other qualified contract continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the RMD rules, are subject to tax.

Eligibility Requirements/Restrictions:

If a beneficiary(ies) elects to establish a Beneficiary IRA after the death of the contract owner, the following rules apply:

1)	Any withdrawals under a new Beneficiary IRA contract in excess of the RMD may be subject to a contingent deferred sales charge as indicated by the terms of the contract purchased.

2)	For existing annuity contracts with single beneficiaries issued by us or one of our affiliates, the beneficiary will have the option of electing a Beneficiary IRA payout option under the current contract or establishing a Beneficiary IRA by purchasing a new annuity contract issued by us or one of our affiliates. Should the beneficiary decide to elect the Beneficiary IRA payout option under the current contract, any withdrawals in excess of the RMD will not be subject to a contingent deferred sales charge.

3)	For existing annuity contracts with multiple beneficiaries issued by us or one of our affiliates, a beneficiary wishing to establish a Beneficiary IRA funded by an annuity contract issued by us or one of our affiliates must purchase a new annuity contract.

4)	If the existing contract was issued by a company other than us or one of our affiliates, those beneficiaries wishing to establish a Beneficiary IRA funded by an annuity contract issued by us or one of our affiliates must purchase a new annuity contract.

5)	The source of funds to be invested must be from a traditional IRA, SEP IRA, SIMPLE IRA, Beneficiary IRA, TSA, 401(a) or a Qualified Employee Plan (includes Pension Plan, Money Purchase Pension Plan, Profit Sharing Plan, Keogh (HR10), Target Benefit Plan).

6)	Joint ownership of a Beneficiary IRA is not allowed.

7)	The annuity contract will be titled in the beneficiary’s name as beneficiary for the deceased contract owner.

8)	For non-spousal Beneficiary IRAs, RMDs must begin by December 31st of the year following the year of the date of the contract owner’s death. For spousal Beneficiary IRAs, RMDs may be deferred until April 1st of the year following the year the original owner would have attained age 70½. The RMD amount will generally be calculated based on the beneficiary’s life expectancy and will be withdrawn on a proportional basis from all investment accounts in which funds are invested. If the original contract owner died after attaining age 70 ½ and was younger than the beneficiary, the RMD amount may be calculated based on the original contract owner’s life expectancy in the year of his or her death. If there is a Beneficiary IRA previously established with another carrier and an RMD is required in the current calendar year, we will process the RMD. If however, an RMD is not required in the current calendar year, an RMD will not be processed until the year it is required.

9)	The contract value at time of issue will be equal to either the death benefit that would have been payable to the beneficiary if a lump sum distribution had been elected, or the contract value of an existing Beneficiary IRA that is being transferred to a new MassMutual annuity.

10)	Additional contributions cannot be applied to the Beneficiary IRA.

11)	Upon the death of the annuitant of the Beneficiary IRA, a death benefit, under the terms of the contract, will be paid to the succeeding beneficiary in a lump sum or over the annuitant’s remaining life expectancy as determined by the applicable IRS table. The annuitant may not be changed on a Beneficiary IRA.

12)	Additional rules may apply. Please consult your registered representative for further information.

13)	We have the right to modify, suspend or terminate the Beneficiary IRA program at any time without prior notification.

Beneficiaries should consult a qualified tax adviser for advice prior to establishing a Beneficiary IRA.

Death of Contract Owner During the Income Phase.  If you or the joint owner dies during the income phase, but the annuitant is still alive, we will pay the remaining payments under the annuity option elected at least as rapidly as under the method of distribution in effect at the time of your death.

Death of Annuitant.  If the annuitant, who is not the owner or joint owner, dies during the accumulation phase, you can name a new annuitant subject to our approval. If you do not name an annuitant within 30 days of the death of the annuitant, you will become the annuitant. However, if the owner is a non-natural person we will treat the death of the annuitant as the death of the owner, and you may not name a new annuitant.

Upon the death of the annuitant on or after the annuity date, the death benefit, if any, is as specified in the annuity option elected. We will pay death benefits at least as rapidly as under the method of distribution in effect at the annuitant’s death.

Taxes

The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the contract. The information is not written or intended as tax or legal advice, and may not be relied upon for purposes of avoiding any federal tax penalties. You should consult a tax adviser about your own circumstances. In addition, we do not profess to know the likelihood that current federal income tax laws and Treasury Regulations or the current interpretations of the Internal Revenue Code, Regulations, and other guidance will continue. We cannot make any guarantee regarding the future tax treatment of any contract. We reserve the right to make changes in the contract to assure that it continues to qualify as an annuity for tax purposes.

No attempt is made in this prospectus to consider any applicable state or other tax laws.

Taxation of the Company.  C.M. Life is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (Code). For federal income tax purposes, the separate account is not a separate entity from C.M. Life, and its operations form a part of C.M. Life.

Annuities in General.  Annuity contracts are a means of both setting aside money for future needs - usually retirement - and for providing a mechanism to administer the payout of those funds. Congress recognized how important providing for retirement was and created special rules in the Code for annuities. Simply stated, these rules provide that you will generally not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral.

Diversification.  Code Section 817(h) imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department, adequately diversified. Disqualification of the contract as an annuity contract would result in a loss of tax deferral, meaning the imposition of federal income tax to the owner with respect to earnings under the contract prior to the receipt of payments under the contract. We intend that all investment portfolios underlying the contracts will be managed in such a manner as to comply with these diversification requirements.

Investor Control of Assets.  For variable annuity contracts, tax deferral also depends on the insurance company, and not you, having control of the assets held in the separate accounts. You can transfer among the sub-accounts of the separate account to another but cannot direct the investments each underlying fund makes. If you have too much investor control of the assets supporting the separate account funds, then you will be taxed on the gain in the contract as it is earned rather than when it is withdrawn. The Internal Revenue Service (IRS) has provided some guidance on investor control by issuing Revenue Rulings 2003-91 and 2003-92, but some issues remain unclear. One unanswered question is whether an owner will be deemed to own the assets in the contract if the variable contract offers too large a choice of funds in which to invest, and if so, what that number might be. We do not know if the IRS will issue any further guidance on this question. We do not know if any guidance would have a retroactive effect. Consequently, we reserve the right to modify the contract, as necessary, so that you will not be treated as having investor control of the assets held under the separate account.

Non-Qualified Contracts.  Your contract is referred to as a non-qualified contract if you purchase the contract as an individual and not under a qualified plan such as an Individual Retirement Annuity (IRA), Roth IRA, tax-sheltered annuity plan (TSA or TSA plan), corporate pension and profit-sharing plan (including 401(k) plans and H.R. 10 plans), or a governmental 457(b) deferred compensation plan.

Qualified Contracts.  Your contract is referred to as a qualified contract if it is purchased under a qualified retirement plan (qualified plan) such as an Individual Retirement Annuity (IRA), Roth IRA, tax-sheltered annuity plan (TSA or TSA plan), corporate pension and profit-sharing plan (including 401(k) plans and H.R. 10 plans), or a governmental 457(b) deferred compensation plan. Qualified plans are subject to various limitations on eligibility, contributions, transferability and distributions based on the type of plan. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Taxation of participants in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with applicable law.

Contracts issued under a qualified plan include special provisions restricting contract provisions that may otherwise be available as described in this prospectus. Generally, contracts issued under a qualified plan are not transferable. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to distributions from qualified contracts. See “Taxes – Taxation of Qualified Contracts.”

Eligible rollover distributions from an IRA, TSA, qualified plan or governmental 457(b) deferred compensation plan may be rolled over into another IRA, TSA, qualified plan or governmental 457(b) deferred compensation plan, if permitted by the plan.

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The contracts we sell in connection with qualified plans use annuity tables which do not differentiate on the basis of sex. Such annuity tables are also available for use in connection with certain non-qualified deferred compensation plans.

Following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. You should consult a tax adviser as to the tax treatment and suitability of your investment.

Individual Retirement Annuities.  Code Section 408(b) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). IRAs are subject to limitations on eligibility, contributions, transferability and distributions. See “Taxes – Taxation of Qualified Contracts.” For 2013, IRA contributions are limited to the lesser of $5,500 or 100% of compensation, and an additional catch-up contribution of $1,000 is available for individuals age 50 and over. Contributions are deductible, unless you are an active participant in a qualified plan and your modified adjusted gross income exceeds certain limits. Contracts issued for use with IRAs are subject to special requirements by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. You should consult a tax adviser as to the tax treatment and suitability of such an investment.

SEP IRAs.  Code Section 408(k) permits certain employers to establish IRAs for employees that qualify as Simplified Employee Pension (SEP) IRAs. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employees until distributed from the plan. SEP IRAs are treated as defined contribution plans for purposes of the limits on employer contributions. Employer contributions cannot exceed the lesser of i) $51,000 or ii) 100% of compensation (a maximum of $255,000 of compensation may be considered) for 2013. The employee may treat the SEP account as a traditional IRA and make deductible and non-deductible contributions if the general IRA requirements are met. SEP IRAs are subject to additional restrictions, including on items such as: the form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. See “Taxes – Taxation of Qualified Contracts.” You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Roth IRAs.  Code Section 408A permits eligible individuals to contribute to a non-deductible IRA, known as a Roth IRA. Roth IRAs are subject to limitations on eligibility, contributions, transferability and distributions. For 2013, Roth IRA contributions are limited to the lesser of $5,500 or 100% of compensation, and an additional catch-up contribution of $1,000 is available for individuals age 50 or over. The maximums are decreased by any contributions made to a traditional IRA for the same tax year. Lower maximum Roth IRA contribution limits apply to individuals whose modified adjusted gross income exceeds certain limits. Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a rollover contribution from a non-Roth IRA to a Roth IRA, known as a conversion. The individual must pay tax on any portion of the IRA being rolled over that represents income or previously deductible IRA contributions. The determination of taxable income is based on the fair market value of the IRA at the time of the conversion. See “Taxes – Required Distributions” for information on the determination of the fair market value of an annuity contract that provides additional benefits (such as certain living or death benefits). You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Corporate Pension and Profit-Sharing Plans.  Code Sections 401(a) and 401(k) permit employers to establish various types of retirement plans for employees. Contributions made to the plan for the benefit of the employees and the earnings on those contributions are generally not included in gross income of the employees until distributed from the plan. The tax consequences to participants may vary depending upon the particular plan design. In general, annual contributions made by an employer and employee to a defined contribution plan may not exceed the lesser of i) $51,000 or ii) 100% of compensation or earned income (a maximum of $255,000 of compensation may be considered). An employee’s elective salary reduction contributions under a cash or deferred arrangement (i.e. a 401(k) plan) are limited to $17,500, with an additional catch-up contribution of up to $5,500 available for eligible participants age 50 or over. Defined benefit plans are limited to contributions necessary to fund a promised level of benefit. For 2013, the annual benefit under a defined benefit plan is limited to i) 100% of compensation for a participant’s highest three years or ii) $205,000. Plans are subject to additional restrictions, including on such items as: the form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. See “Taxes – Taxation of Qualified Contracts.” You should consult a tax adviser as to the tax treatment and suitability of such an investment.

H.R. 10 Plans.  Code Section 401(a) permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as “H.R.10” or “Keogh” plans. Contributions made to the plan for the benefit of the employees and the earnings on those contributions are generally not included in gross income of the employees until distributed from the plan. The tax consequences to participants may vary depending upon the particular plan design. In general, H.R. 10 Plans are subject to the same restrictions as Corporate Pension and Profit-Sharing Plans (see “Taxes – Qualified Contracts – Corporate Pension and Profit-Sharing Plans”), including limitations on eligibility, participation, contributions, time and manner of distributions, transferability and taxation of distributions. See “Taxes – Taxation of Qualified Contracts.” You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Tax-Sheltered Annuities.  Code Section 403(b) permits certain eligible employers to purchase annuity contracts, known as Tax-Sheltered Annuities (TSAs) under a section 403(b) program. Eligible employers are organizations that are exempt from tax under Code Section 501(c)(3) and public educational organizations. Contributions made to a TSA and the earnings on those contributions are generally not included in gross income of the employee until distributed from the plan. TSAs are subject to limitations on contributions, which may be made as “elective deferrals” (contributions made pursuant to a salary reduction agreement) or as non-elective or matching contributions by an employer. In general, annual contributions made by an employer and employee to a TSA may not exceed the lesser of i) $55,000 or ii) 100% of includible compensation (a maximum of $255,000 of includible compensation may be considered). An employee’s elective salary reduction contributions are limited to $17,500. In addition, certain catch-up contributions may be made by eligible participants age 50 or over and those with 15 or more years of service with the same employer. TSAs are subject to additional restrictions, including on such items as: the form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. See “Taxes – Tax-Sheltered Annuities Taxation and Withdrawal Restrictions.” You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Governmental 457(b) Deferred Compensation Plans.  Employees of (and independent contractors who perform services for) certain state and local governmental units, or certain tax-exempt employers, may participate in a Code Section 457(b) plan of the employer, allowing them to defer part of their salary or other compensation. Contributions made to a Code Section 457(b) plan and the earnings on those contributions are generally not included in gross income of the employee until distributed from the plan. Code Section 457(b) deferrals are limited to the lesser of i) $17,500 or ii) 100% of includible compensation. In addition, certain catch-up contributions may be made by eligible participants age 50 or over, and those within three years of normal retirement age under the plan. The contract purchased is issued to the employer or trustee, as applicable. All contract value in a governmental 457(b) deferred compensation plan must be held for the exclusive benefit of the employee, and such plans are subject to limitations on distributions. See “Taxes – Withdrawal Restrictions – Governmental 457(b) Deferred Compensation Contract.” You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Taxation of Non-Qualified Contracts.  You, as the owner of a non-qualified annuity, will generally not be taxed on any increases in the value of your contract until a distribution occurs. There are different rules as to how you are taxed depending on whether the distribution is a withdrawal or an annuity payment.

Withdrawals.  The Code generally treats any withdrawal 1) allocable to investment in the contract made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 and 2) from an annuity contract entered into after August 13, 1982, as first coming from earnings and then from your investment in the contract. The withdrawn earnings are subject to tax as ordinary income.

Annuity Payments.  Annuity payments occur as the result of the contract reaching its annuity start date. A portion of each annuity payment is treated as a partial return of your investment in the contract and is not taxed. The remaining portion of the annuity payment is treated as ordinary income. The annuity payment is divided between these taxable and non-taxable portions based on the calculation of an exclusion amount. The exclusion amount for annuity payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the contract (adjusted for any period certain or refund feature) bears to the expected return under the contract. The exclusion amount for annuity payments based on a variable annuity option is determined by dividing the cost basis of the contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Annuity payments received after you have recovered all of your investment in the contract are fully taxable.

The Code also provides that any amount received (both annuity payments and withdrawals) under an annuity contract which is included in income may be subject to a tax penalty. The amount of the penalty is an additional tax equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts:

1)	paid on or after you reach age 59 1⁄2;

2)	paid to your beneficiary after you die;

3)	paid if you become totally disabled (as that term is defined in the Code);

4)	paid in a series of substantially equal periodic payments made annually (or more frequently) for your life or life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary;

5)	paid under an immediate annuity; or

6)	which come from investment in the contract made before 8/14/1982.

With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1⁄2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% tax penalty), but for the exception, plus interest for the tax years in which the exception was used. The rules governing substantially equal periodic payments are complex. You should consult a tax adviser for more specific information.

Multiple Contracts.  The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. This rule does not apply to immediate annuities.

Tax Treatment of Assignments.  An assignment or pledge of a contract may be a taxable event. You should consult a tax adviser if you wish to assign or pledge your contract. Annuity contracts issued after April 22, 1987 that are transferred for less than full and adequate consideration (including gifts) are subject to tax to the extent of gain in the contract. This does not apply to transfers between spouses or certain transfers incident to a divorce under Code Section 1041.

Distributions After Death of Owner.  In order to be treated as an annuity contract for federal income tax purposes, Code Section 72(s) requires any non-qualified contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of an owner of the contract. Specifically, Code Section 72(s) requires that a) if any owner dies on or after the annuity start date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner’s death; and b) if any owner dies prior to the annuity start date, the entire interest in the contract will be distributed within five years after the date of such owner’s death. These requirements will be considered satisfied as to any portion of an owner’s interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner’s death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the new owner. The non-qualified contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Taxation of Qualified Contracts.  If you have no cost basis for your interest in a qualified contract, the full amount of any distribution is taxable to you as ordinary income. If you do have a cost basis for all or some of your interest, a portion of the distribution is taxable, generally based on the ratio of your cost basis to your total contract value. Special tax rules may be available for certain distributions from a qualified plan.

Code Section 72(t) imposes a 10% penalty tax on the taxable portion of any distribution from qualified plans, including contracts issued and qualified under Code Sections 401 (pension and profit-sharing plans), 403 (TSAs), 408 (IRAs), and 408A (Roth IRAs). Exceptions from the penalty tax are as follows:

1)	distributions made on or after you reach age 59 1⁄2;

2)	distributions made after your death;

3)	distributions made that are attributable to the employee being disabled as defined in the Code;

4)	after severance from employment, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary (in applying this exception to distributions from IRAs, a severance of employment is not required);

5)	distributions made after severance from employment if you have reached age 55 (not applicable to distributions from IRAs);

6)	distributions made to you up to the amount allowable as a deduction to you under Code Section 213 for amounts you paid during the taxable year for medical care;

7)	distributions made on account of an IRS levy made on a qualified retirement plan or IRA;

8)	distributions made to an alternate payee pursuant to a qualified domestic relations order (not applicable to distributions from IRAs);

9)	distributions from an IRA for the purchase of medical insurance (as described in Code Section 213(d)(1)(D)) for you and your spouse and dependents if you received unemployment compensation for at least 12 weeks and have not been re-employed for at least 60 days;

10)	certain qualified reservist distributions;

11)	distributions from an IRA to the extent they do not exceed your qualified higher education expenses (as defined in Code Section 72(t)(7)) for the taxable year; and

12)	distributions from an IRA which are qualified first-time homebuyer distributions (as defined in Code Section 72(t)(8)).

With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1⁄2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used. The IRS has indicated that a modification will occur if, after the first valuation date there is i) any addition to the account balance other than gains or losses, ii) any non-taxable transfer of a portion of the account balance to another retirement plan, or iii) a rollover by the individual of the amount received resulting in such amount not being taxable. The rules governing substantially equal periodic payments are complex. You should consult a tax adviser or IRS Revenue Ruling 2002-62 for more specific information.

Tax-Sheltered Annuities Taxation and Withdrawal Restrictions.  Recently issued IRS regulations make significant changes to the requirements that must be met in order for a TSA plan to qualify under Code Section

403(b). Effective January 1, 2009, all TSA plans must have a written plan document which specifies the requirements that each contract must meet in order to be qualified under the plan. In addition, the document must provide a list of the providers and contracts that are permitted to be purchased by TSA plan participants under the plan. TSA plan participants should be aware that if a TSA plan removes the provider or specific contract type that the TSA plan participant owns from its approved list, the TSA plan participant may be restricted from making further salary reduction contributions into that contract. TSA plans also have the right to restrict the ability to take loans and hardship withdrawals from a TSA contract. Because a plan participant may own more than one TSA contract, before we process a transaction we may require the TSA plan to approve the transaction to ensure that rules regarding loans, hardships and distribution restrictions are met. TSA plan participants should contact their individual TSA plan to determine the specific rules that apply to them.

The IRS regulations also make significant changes to Revenue Ruling 90-24 exchanges or transfers. Under the regulations an exchange may only be done when the TSA plan allows TSA exchanges under its plan and the provider of the new TSA contract agrees to share information with the TSA plan to ensure that the requirements of the TSA plan are met. Given this restriction, before a TSA exchange is processed, the TSA plan is required to approve the transaction or provide a list of vendors for which it has an information sharing agreement (ISA). Additionally, because most of the regulations were not effective until 2009, there was great uncertainty about their application to contract exchanges that took place between September 24, 2007 and January 1, 2009. Because of this uncertainty, it is possible that an exchange that took place prior to January 1, 2009 caused a TSA plan participant to incur taxation on the value of the contract. However, it is also possible that such an exchange did not have adverse tax consequences. If a TSA plan participant exchanged a contract to a TSA contract with a provider that does not have an ISA with the TSA plan, the participant had until July 1, 2009 to avoid adverse tax consequences by exchanging the contract for a TSA contract with which the TSA plan does have an ISA.

The Code limits the withdrawal of purchase payments made by TSA plan participants through salary reductions from certain TSAs. Withdrawals of salary reduction amounts and their earnings can be made when a TSA plan participant:

1)	reaches age 59 1⁄2;

2)	has a severance from employment;

3)	dies;

4)	becomes disabled, as that term is defined in the Code; or

5)	the TSA plan terminates (starting 1/1/2009).

In the case of hardship, the TSA plan participant can only withdraw the purchase payments and not any earnings. The TSA plan participant is required to suspend salary reduction contributions to any other TSA contract for a six-month period following the date of hardship distribution.

TSA contract value as of December 31, 1988 and contract amounts attributable to service with a former employer are not subject to these restrictions. Additionally, return of excess contributions or amounts paid to a spouse as a result of a qualified domestic relations order are not subject to these restrictions.

TSA contracts issued January 1, 2009 and after are subject to distribution restrictions on employer contributions. These restrictions are determined by the TSA plan and can be based on criteria such as completing years of service or attaining a stated age.

Withdrawal Restrictions – Governmental 457(b) Deferred Compensation Contract.  Amounts may not be paid to a participant of a governmental 457(b) deferred compensation plan prior to the participant’s:

•	attainment of age 70 1⁄2;

•	severance from employment;

•	incurring an unforeseeable emergency; or

•	compliance with a qualified domestic relations order (QDRO).

In certain circumstances, amounts may also be distributed upon termination of the deferred compensation plan or if the contract contains $5,000 or less, as provided by the plan.

Governmental 457(b) deferred compensation plans are subject to the required minimum distribution rules of Code Section 401(a)(9). The sections of this prospectus related to qualified contracts contain more detailed information regarding these rules.

Required Minimum Distribution for Qualified Contracts. For qualified contracts other than Roth IRAs, distributions generally must begin no later than April 1st of the calendar year following the later of a) the year in which you attain age 70 1⁄2 or b) the calendar year in which you retire. The date set forth in (b) does not apply to an IRA. Required distributions generally must be over a period not exceeding your life or life expectancy or the joint lives or joint life expectancies of you and your designated beneficiary. Upon your death, additional distribution requirements are imposed. If your contract has not entered the income phase and your death occurs after your required beginning date, distributions must be made at least as rapidly as under the method in effect at the time of your death or over the life or life expectancy of the designated beneficiary. If your contract has not entered the income phase and your death occurs before your required beginning date, the remaining interest must be distributed within 5 years or over the life or life expectancy of the designated beneficiary. If your death occurs after your contract has entered the income phase, distributions must be made at least as rapidly as under the method in effect at the time of your death. If your contract is held as a Roth IRA, there are no required minimum distributions during your life. However, upon your death your beneficiary is subject to required minimum distribution requirements. Any remaining interest must be distributed within 5 years or over your beneficiary’s life expectancy. If required minimum distributions are not made, a 50% penalty tax is imposed on the amount that should have been distributed.

The Regulations under Code Section 401(a)(9) include a provision that could increase the dollar amount of required minimum distributions for individuals who fund their IRA or qualified retirement plan with an annuity contract. During the accumulation phase of the annuity contract, Treasury Regulations Section 1.401(a)(9)-6, Q&A-12 requires that individuals add the actuarial present value of any additional benefits provided under the annuity (such as certain living or death benefits) to the dollar amount credited to the owner or beneficiary under the contract in order to determine the fair market value of the contract. A larger fair market value will result in the calculation of a higher required minimum distribution amount. You should consult a tax adviser to determine how this may impact your specific circumstances.

Taxation of Death Benefit Proceeds.  Amounts may be distributed from a contract because of your death or the death of the annuitant. Generally, such amounts are includible in the income of the recipient as follows: i) if distributed in a lump sum, they are taxed in the same manner as a full withdrawal of the contract; or ii) if distributed under a payout option, they are taxed in the same way as annuity payments.

Section 1035 Tax Free Exchanges.  Code Section 1035 provides that a life insurance, endowment, or annuity contract may be exchanged for an annuity contract on a tax free basis. When this type of exchange occurs, the gain in the original contract is preserved in the new contract by transferring the cost basis under the original contract to the new contract. The IRS has provided guidance on the partial exchange of an annuity contract for another annuity contract. According to the guidance, partial exchanges occurring on or after October 24, 2011 will be tax free if no distribution takes place from either contract within 180 days after the exchange. If a distribution occurs within 180 days after the exchange, the IRS will apply general tax principles to determine the tax treatment of the transfer. The limitation on distributions within 180 days does not apply to annuity payments that are based on life expectancy or on a period certain of 10 or more years. You should consult a tax adviser before entering into any 1035 exchange.

Partial exchanges which occurred prior to October 24, 2011 were subject to more restrictive guidance. You should consult a tax adviser if you have questions regarding the taxation of a prior exchange.

Beginning January 1, 2010, the Pension Protection Act of 2006 permits the exchange of an annuity contract for a qualified long-term care contract to qualify as a tax free 1035 exchange. However, if an annuity contract has entered the income phase, there is uncertainty and a lack of guidance regarding whether the exchange can qualify. Therefore, if an annuity contract has entered the income phase and the contract or the resulting annuity payments are exchanged for a qualified long-term care contract, we will not treat that as a tax free 1035 exchange.

Income Tax Reporting and Withholding.  Federal law requires that we file an information return on Form 1099-R with the IRS (with a copy to you) reporting any taxable amounts paid to you under the annuity contract. By January 31st of the calendar year following the year of any payment(s), we will issue the Form 1099-R to the owner of the annuity contract. Following the death of the owner the Form 1099-R will be sent to each beneficiary who receives a payment under the contract.

The portion of any distribution that is includible in the gross income of the owner is subject to federal income tax withholding. The amount of the withholding depends on the type of distribution. Withholding for periodic payments is at the same rate as wages and at the rate of 10% from non-periodic payments. However, the owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate (but not lower). Distributions from certain retirement plans, excluding IRAs, that are not directly rolled over to another eligible retirement plan or IRA, are subject to a mandatory 20% withholding. The 20% withholding requirement generally does not apply to a) a series of substantially equal payments made at least annually for i) the life or life expectancy of the owner, or joint and last survivor expectancy of the owner and a designated beneficiary, or ii) for a specified period of 10 years or more; b) distributions which are required minimum distributions; or c) hardship distributions from a 401(k) plan or a tax-sheltered annuity. You should consult a tax adviser regarding withholding requirements.

Generation Skipping Transfer Tax Withholding.  Under certain circumstances, the Code may impose a generation skipping transfer tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

Medicare Hospital Insurance Tax.  Effective for tax years beginning after December 31, 2012, a Medicare Hospital Insurance Tax (known as the Unearned Income Medicare Contribution) applies to all or part of a taxpayer’s net investment income, at a rate of 3.8%, when certain income thresholds are met. Net investment income is defined to include, among other things, non-qualified annuities and net gain attributable to the disposition of property. Under proposed regulations issued in 2012, it appears that the taxable portion of any distribution from a non-qualified annuity contract – including surrenders, withdrawals, and annuity payments – is included in net investment income. Net investment income also includes the gain from the sale of a non-qualified annuity contract. Taxpayers may rely on the proposed regulations for purposes of compliance with the tax until the effective date of final regulations. Under current guidance, we are required to report to the IRS whether a distribution is potentially subject to the tax. You should consult a tax adviser as to the potential impact of the Medicare Hospital Insurance Tax on your contract.

Non-Resident Aliens and Foreign Entities.  Generally, a distribution from a contract to a non-resident alien or foreign entity is subject to federal tax withholding at a rate of 30% of the amount of income that is distributed. A non-resident alien is a person who is neither a citizen, nor a resident, of the United States of America (U.S.). We are required to withhold the tax and send it to the IRS. Some distributions to non-resident aliens or foreign entities may be subject to a lower (or no) tax if a treaty applies. In order to obtain the benefits of such a treaty, the non-resident alien must claim the treaty benefit on Form W-8BEN (or the equivalent form), providing us with 1) proof of residency (in accordance with IRS requirements), and 2) a U.S. individual taxpayer identification number. If the above conditions are not met, we will withhold 30% of the income from the distribution. Additionally, U.S. withholding may occur with respect to certain entity owners (including foreign financial institutions and non-financial foreign entities (such as corporations, partnerships, and trusts)) at a 30% rate without regard to lower treaty rates.

Same-Sex Marriage.  Certain states treat individuals in a same-sex marriage, civil union or domestic partnership as spouses for purposes of state law. However, current federal income tax law only recognizes spouses if they are married individuals of the opposite sex. Consequently, certain transactions such as a change of ownership or continuation of the contract after death will be reported as taxable if the individuals involved in the transaction are of the same sex, despite their treatment as spouses under state law. You should consult a tax adviser to determine proper federal and state tax treatment of any of the transactions described above.

Non-Natural Owner.  When a non-qualified contract is owned by a non-natural person (e.g., a corporation, limited liability company, partnership or certain other entities) the contract will generally not be treated as an annuity for tax purposes. This treatment is not generally applied to a contract held by a trust or other entity as an agent for a natural person. This treatment also does not apply to a contract that qualifies as an immediate annuity. Before purchasing a contract to be owned by a non-natural person or changing ownership on an existing contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact.

State versus Federal Tax.  On June 7, 2001, President Bush signed into law the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA). Some of EGTRRA’s provisions include increased contribution limits for qualified retirement plans, catch-up contribution limits for eligible participants and enhanced rollover opportunities.

It is important to note that some states do not automatically conform their state income tax codes to reflect changes to the federal income tax code. Consequently, these states will not follow the provisions enacted by EGTRRA until they conform their income tax codes to the federal code. This nonconformity may result in state income tax consequences to participants of qualified retirement arrangements. Accordingly, participants of qualified retirement arrangements should consult a tax adviser to determine whether any adverse state income tax consequences would result from their compliance with EGTRRA’s provisions.

Other Information

Terminal Illness Benefit

In most states, you may elect to receive payment under your Terminal Illness Benefit. We will require written proof that you are terminally ill and not expected to live more than 12 months. This proof will include certification by a licensed medical practitioner performing within the scope of his/her license. You may not be the licensed medical practitioner, nor can the medical practitioner be your parent, spouse or child.

We will determine the amount of payment when we receive your written request. The Terminal Illness Benefit will equal the death benefit we would pay out on your contract. Payment of the Terminal Illness Benefit will terminate the contract. If joint owners are named, we will use the age of the oldest to determine the Terminal Illness Benefit. If the contract is owned by a non-natural person, the Terminal Illness Benefit applies to the annuitant.

Distribution

The contracts were sold by both registered representatives of MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors, LLC (MML Distributors), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with C.M. Life and the separate account, MMLIS serves as principal underwriter of the contracts sold by its registered representatives and MML Distributors serves as principal underwriter of the contracts sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors.

Both MMLIS and MML Distributors are registered with the Securities and Exchange Commission as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA). Commissions for sales of the contract by MMLIS registered representatives are paid on behalf of MMLIS to its registered representatives. Commissions for sales of the contract by registered representatives of other broker-dealers are paid on behalf of MML Distributors to those broker-dealers. MMLIS and MML Distributors also receive compensation for their actions as principal underwriters of the contracts.

Additional Compensation Paid to MMLIS.  Most MMLIS registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency.

Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at,

and payment of the costs associated with attendance at, conferences, seminars and recognition trips. Sales of this contract may help these registered representatives and their supervisors qualify for such benefits. MMLIS registered representatives who are also general agents or sales managers of MassMutual also may receive overrides, allowances and other compensation that is based on sales of the contract by their registered representatives.

Additional Compensation Paid to Certain Broker-Dealers.  We and MML Distributors make additional commission payments to certain broker-dealers in the form of asset-based payments and sales-based payments. We also make cash payments and non-cash payments to certain broker-dealers. The asset-based and sales-based payments are made to participate in those broker-dealers’ preferred provider programs or marketing support programs, or to otherwise promote this contract. Asset-based payments are based on the value of the assets in the MassMutual contracts sold by that broker-dealer. Sales-based payments are paid on each sale of the contract and each subsequent purchase payment applied to the contract. Cash payments are made to attend sales conferences and educational seminars sponsored by certain broker-dealers. Non-cash payments include various promotional items. The total compensation paid for the sale of this contract, including commissions and cash payments, may range up to 8.0% of purchase payments made to a contract and/or 1.50% of contract value annually. For a list of the broker-dealers to whom we currently pay additional compensation for selling this contract, visit www.massmutual.com/legal/compagreements or call our Service Center at the number shown on page 1 of this prospectus.

The additional compensation arrangements described in the preceding paragraphs are not offered to all broker-dealers and the terms of such arrangements may differ among broker-dealers. Some broker-dealers may receive two or more of these payments. Such payments may give us greater access to the registered representatives of the broker-dealers that receive such compensation or may influence the way that a broker-dealer markets the contract. Any such compensation will be paid by MML Distributors or us and will not result in any additional direct charge to you.

The additional compensation arrangements may provide a registered representative with an incentive to sell this contract over other available variable annuity contracts whose issuers do not provide such compensation or who provide lower levels of such compensation. You may want to take these compensation arrangements into account when evaluating any recommendations regarding this contract. You may contact your broker-dealer or registered representative to find out more information about the compensation they may receive in connection with your purchase of a contract.

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in this prospectus, including the contingent deferred sales charge. We may also use some of the 12b-1 distribution fee payments and other payments that we receive from certain funds to help us make these cash and non-cash payments.

Special Arrangements

For certain group or sponsored arrangements there may be expense savings that could be passed on to the customer because our cost for sales, administration, and mortality generally vary with the size of the customer. We will consider factors such as the size of the group, the nature of the sale, the expected purchase payment volume, and other factors we consider significant in determining whether to reduce charges. Subject to applicable state laws and regulations, we reserve the right to reduce the mortality and expense risk charge, the administrative charge, the annual contract maintenance charge or any other charge that is appropriate to reflect any expense savings. We will make any reductions according to our rules in effect when an application for a contract is approved. We may change these rules from time to time. Any reduction in charges will reflect differences in costs or services, and will not be unfairly discriminatory.

We reserve the right to modify or terminate this arrangement.

Assignment

You can assign the contract at any time during your lifetime. We will not be bound by the assignment until we receive written notice of the assignment. We will not be liable for any payment or other action we take in accordance with the contract before we receive notice of the assignment. You may be subject to tax consequences if you assign your contract.

If the contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the contract. If you assign your contract, your rights may only be exercised with the consent of the assignee of record.

Voting Rights

We are the legal owner of the fund shares. When a fund solicits proxies in conjunction with a vote of shareholders, we are required to obtain, from you and other owners, instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares for which we have not received voting instructions, in proportion to those instructions. This will also include any shares that we own on our own behalf. This may result in a small number of owners controlling the outcome of the vote. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

During the accumulation phase of your contract and while the annuitant is living, we determine the number of shares you may vote by dividing your contract value in each fund, if any, by $100. Fractional shares are counted. During the income phase or after the annuitant dies, we determine the number of shares you may vote based on our liability for future variable monthly annuity payments.

Changes to the Contract

We reserve the right to amend the contract to meet the requirements of applicable federal or state laws or regulations, or as otherwise provided in the contract. We will notify you by written notice of such amendments.

Suspension of Payments or Transfers

We may be required to suspend or postpone transfers from the funds or payments from the funds for withdrawals or death benefits during any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);

•	trading on the New York Stock Exchange is restricted;

•	an emergency exists as a result of which disposal of shares of the funds is not reasonably practicable or we cannot reasonably value the shares of the funds; or

•	during any other period when the Securities and Exchange Commission, by order, so permits for your protection.

We reserve the right to defer payment for a withdrawal from The Fixed Account for the period permitted by law but not for more than six months.

If, pursuant to the Securities and Exchange Commission’s rules, a money market fund (Fund) suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, withdrawal or death benefit from the applicable money market sub-account until the Fund is liquidated.

Termination of Contract

We will terminate your contract upon the occurrence of any of the following events: 1) the date of the last annuity payment; 2) the date payment is made of the entire contract value; 3) the date of the last payment upon death to the last beneficiary; or 4) the date your contract is returned under the right to examine contract provision.

Anti-Money Laundering

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a purchase payment or block a contract owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

Our Ability to Make Payments Under the Contract

Our Claims-Paying Ability.  Our “claims-paying ability” is our ability to meet any contractual obligation we have to pay-out amounts under the contract. These amounts include death benefits, annuity payments, withdrawals and any amounts paid out through the contract’s additional features. It is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and as with any insurance product, there are risks to purchasing this contract. For this reason, you should consider our financial strength and claims-paying ability to meet our obligations under the contract when purchasing a contract and making investment decisions.

Obligations of Our Separate Account.  Contract value you allocate to the funds is maintained in our separate account. Any withdrawals or transfers of contract value from the funds will be taken from the separate account. We cannot use the separate account’s assets to pay any of our liabilities other than those arising from the contracts. See “Investment Choices – The Separate Account.”

Obligations of Our General Account.  Contract value you allocate to the fixed accounts is maintained in our general account. The assets of our general account support our insurance and annuity obligations and are subject to our general liabilities from our business operations and to claims by our creditors. We use general account assets for many purposes including to pay death benefits, annuity payments, withdrawals and transfers from the fixed accounts and to pay amounts we provide to you through an elected additional feature that are in excess of your contract value allocated to the separate account.

Because of exemptive and exclusionary provisions, the general account, unlike the separate account, has not been registered under the Securities Act of 1933 (1933 Act) or the Investment Company Act of 1940 (1940 Act). Because of this, the general account is generally not subject to the provisions of the 1933 Act or the 1940 Act and the Securities and Exchange Commission staff has not reviewed the disclosures in this prospectus that relate to the general account. However, disclosures regarding the general account are subject to certain generally applicable provisions of the federal securities laws that require complete and accurate statements in prospectuses.

Our Financial Statements

We encourage both existing and prospective owners to read and understand our financial statements. Our audited statutory financial statements and those of the separate account are included in the Statement of Additional Information (SAI). You can request an SAI by contacting our Service Center at the number or address on page 1 of this prospectus.

Legal Proceedings

The Company is subject to legal and regulatory actions, including class action lawsuits, in the ordinary course of its business. Our pending legal and regulatory actions include proceedings specific to us, as well as proceedings generally applicable to business practices in the industry in which we operate. From time to time, we also are subject to governmental and administrative proceedings and regulatory inquiries, examinations, and investigations in the ordinary course of our business. In addition, we, along with other industry participants, may occasionally be subject to investigations, examinations, and inquiries (in some cases industry-wide) concerning issues upon which regulators have decided to focus. Some of these proceedings involve requests for substantial and/or unspecified amounts, including compensatory or punitive damages.

While it is not possible to predict with certainty the ultimate outcome of any pending litigation proceedings or regulatory action, management believes, based on information currently known to it, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect upon the separate account, the ability of the principal underwriter(s) to perform in accordance with its contracts with the Company on behalf of the separate account, or the ability of the Company to meet its obligations under the contracts. However, it is possible that an unfavorable resolution of one or more pending litigation or regulatory matters could materially affect the Company’s operating results or cash flow in a particular quarterly or annual period depending upon, among other factors, the size of the loss or liability and the level of the Company’s income for such period.

For more information regarding the Company’s litigation and other legal proceedings, see the notes to the Company’s financial statements contained within the Statement of Additional Information.

Additional Information

For further information about the contract, you may obtain a Statement of Additional Information. You can call the telephone number indicated on the cover page or you can write to us. For your convenience we have included a form for that purpose.

The Table of Contents of the Statement of Additional Information is as follows:

1)	Assignment of Contract

2)	Distribution and Administration

3)	Purchase of Securities Being Offered

4)	Accumulation Units and Unit Value

5)	Transfers During the Income Phase

6)	Payment of Death Benefit

7)	Annuity Payments

8)	Experts

9)	Financial Statements

[THIS PAGE INTENTIONALLY LEFT BLANK]

To:	MassMutual Financial Group

Document Management Services - Annuities W360

P.O. Box 9067

Springfield, MA 01102-9067

Please send me the Statement of Additional Information for C.M. Life’s Panorama Premier (AN2000SAI).

Name

Address

City	State	Zip

Telephone

[THIS PAGE INTENTIONALLY LEFT BLANK]

Appendix A

Condensed Financial Information*

The following schedules include accumulation unit values for the periods indicated. We have extracted some of this data from the separate account’s audited financial statements. You should read this information in conjunction with the separate account’s audited financial statements and related notes that are included in the Statement of Additional Information.

Accumulation Unit Values

Sub-Account	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003	Value at Inception Date
Calvert Social Balanced	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ 9.95	$ 9.55	$ 8.94	$10.00	(e)
Fidelity VIP Contrafund	22.60	19.69	20.48	17.72	13.24	23.36	20.15	18.29	15.86	13.93	10.00	(b)
Fidelity VIP Growth Opportunities	—	—	—	—	—	—	—	7.83	7.29	6.90	10.00	(d)
ING Clarion Global Real Estate	12.36	9.97	10.68	9.34	7.10	10.08	12.22	—	—	—	10.00	(h)
Invesco V.I. Diversified Dividend	7.27	6.21	6.43	5.92	4.71	11.77	15.35	13.37	12.80	11.94	10.00	(e)
Invesco V.I. Global Health Care	14.86	12.47	12.16	11.71	9.30	13.22	11.99	11.55	10.83	10.21	10.00	(e)
Invesco V.I. Technology	3.38	3.08	3.29	2.75	1.77	3.23	3.05	2.80	2.77	2.69	10.00	(e)
Janus Aspen Balanced	—	—	—	—	—	—	—	10.69	10.05	9.39	10.00	(e)
MFS Investors Trust	—	—	—	—	—	—	—	9.34	8.82	8.04	10.00	(d)
MFS New Discovery	—	—	—	—	—	—	—	13.92	13.41	12.77	10.00	(g)
MML Aggressive Allocation	11.34	9.94	10.27	8.97	6.79	—	—	—	—	—	10.00	(j)
MML Asset Allocation	—	13.11	13.07	11.77	10.20	14.85	14.89	13.33	12.39	11.59	10.00	(g)
MML Balanced Allocation	11.73	10.59	10.55	9.49	7.79	—	—	—	—	—	10.00	(j)
MML Blend	12.80	11.52	11.15	10.05	8.46	11.10	10.63	9.64	9.34	8.72	10.00	(c)
MML Blue Chip Growth	17.10	14.66	14.66	12.80	9.12	16.07	14.47	13.40	12.83	11.97	10.00	(g)
MML Concentrated Growth	—	8.17	8.35	7.41	5.26	13.28	11.69	11.20	10.06	8.63	10.00	(d)
MML Conservative Allocation	12.02	10.94	10.82	9.81	8.21	—	—	—	—	—	10.00	(j)
MML Emerging Growth	—	4.79	5.20	4.21	3.81	6.65	5.72	5.51	5.53	4.89	10.00	(e)
MML Enhanced Index Core Equity	—	10.26	10.14	9.01	7.36	11.91	11.56	10.09	9.70	8.87	10.00	(f)
MML Equity	9.53	8.33	8.77	7.75	6.01	10.44	10.18	8.75	8.60	7.53	10.00	(c)
MML Equity Income	16.92	14.63	14.95	13.19	10.68	16.88	16.60	14.14	13.80	12.18	10.00	(g)
MML Equity Index	10.57	9.28	9.26	8.20	6.59	10.65	10.27	9.04	8.77	8.05	10.00	(c)
MML Focused Equity	10.31	—	—	—	—	—	—	—	—	—	10.00	(t)
MML Foreign	12.69	10.81	12.17	11.79	9.25	15.91	14.22	11.68	10.75	9.20	10.00	(d)
MML Fundamental Growth	9.65	—	—	—	—	—	—	—	—	—	10.00	(t)
MML Fundamental Value	10.22	—	—	—	—	—	—	—	—	—	10.00	(t)
MML Global	9.38	7.69	8.13	7.31	5.62	10.04	9.82	8.86	8.49	8.22	10.00	(d)
MML Growth & Income	14.15	12.01	12.41	11.29	8.97	15.18	15.45	14.23	13.64	12.53	10.00	(g)
MML Growth Allocation	11.48	10.17	10.36	9.14	7.15	—	—	—	—	—	10.00	(j)
MML High Yield	12.70	11.05	10.59	—	—	—	—	—	—	—	10.00	(o)
MML Income & Growth	14.39	13.03	12.52	11.36	9.76	15.17	15.51	13.43	13.01	11.68	10.00	(b)
MML Inflation-Protected and Income	14.72	13.97	12.48	11.88	10.84	11.49	10.84	10.89	10.86	10.37	10.00	(g)
MML Large Cap Growth	9.06	7.93	8.35	7.13	5.48	9.40	8.39	8.12	7.79	7.65	10.00	(d)
MML Large Cap Value(r)	11.29	10.12	10.68	9.64	7.48	12.50	12.16	10.79	10.02	9.08	10.00	(e)
MML Managed Bond	12.37	11.89	11.27	10.71	—	—	—	—	—	—	10.00	(k)
MML Mid Cap Growth	32.69	29.14	29.92	23.69	16.53	28.03	24.32	23.10	20.42	17.50	10.00	(b)
MML Mid Cap Value	21.46	18.65	19.03	16.07	12.51	16.80	17.44	15.13	14.61	12.96	10.00	(d)
MML Moderate Allocation	11.72	10.50	10.54	9.42	7.59	—	—	—	—	—	10.00	(j)
MML Money Market	9.51	9.65	9.78	9.92	10.05	—	—	—	—	—	10.00	(j)
MML NASDAQ-100®	—	5.04	4.95	4.20	2.77	4.82	4.12	3.91	3.92	3.60	10.00	(e)
MML Oppenheimer Small Company Opportunities(l)	—	—	—	10.13	11.14	18.71	20.42	17.94	16.40	13.99	10.00	(f)

Sub-Account	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003	Value at Inception Date
MML Short-Duration Bond	$10.52	$10.38	$10.19	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$10.00	(o)
MML Small Cap Growth Equity	19.12	17.09	18.29	15.17	11.12	18.34	16.97	15.77	14.34	12.84	10.00	(c)
MML Small Cap Index	—	17.11	17.26	13.93	11.32	16.73	17.06	15.02	14.61	12.58	10.00	(d)
MML Small/Mid Cap Equity(s)	18.86	16.16	16.75	13.77	10.22	16.79	17.23	15.81	16.07	14.00	10.00	(b)
MML Small/Mid Cap Value	18.87	16.07	17.62	14.09	10.01	16.46	20.44	17.29	16.12	13.21	10.00	(g)
MML T. Rowe Price Growth Equity(m)	—	—	—	5.11	4.68	8.29	8.05	8.01	7.82	7.56	10.00	(d)
MML Total Return	10.41	—	—	—	—	—	—	—	—	—	10.00	(t)
Oppenheimer Balanced(q),(v)	11.19	10.10	10.17	9.13	7.60	13.63	13.32	12.15	11.86	10.92	10.00	(e)
Oppenheimer Capital Appreciation	11.84	10.52	10.79	10.00	7.02	13.06	11.61	10.90	10.52	9.98	10.00	(d)
Oppenheimer Core Bond(n)	13.37	12.29	11.51	10.48	9.69	16.13	15.67	15.09	14.92	14.34	10.00	(a)
Oppenheimer Global Securities(w)	21.40	17.90	19.79	17.31	12.56	21.29	20.31	17.50	15.53	13.21	10.00	(d)
Oppenheimer Global Strategic Income	20.66	18.46	18.56	16.37	13.97	16.51	15.27	14.40	14.23	13.28	10.00	(d)
Oppenheimer High Income(n),(u)	—	3.69	3.84	3.39	2.74	13.04	13.24	12.27	12.16	11.31	10.00	(d)
Oppenheimer International Growth	26.14	21.69	23.70	20.94	15.25	26.96	24.28	18.83	16.74	14.40	10.00	(a)
Oppenheimer Main Street	11.28	9.79	9.93	8.67	6.85	11.30	10.97	9.67	9.25	8.57	10.00	(d)
Oppenheimer Money(i)	12.78	12.96	13.14	13.32	13.47	13.29	12.84	12.43	12.25	12.31	10.00	(a)
Oppenheimer Small- & Mid-Cap Growth(x)	9.96	8.67	8.70	6.92	5.29	10.54	10.05	9.90	8.94	7.57	10.00	(d)
Panorama Growth	—	12.98	13.13	11.53	9.05	14.90	14.42	12.75	12.15	11.28	10.00	(a)
Panorama Total Return	—	12.48	12.62	10.97	9.29	15.35	14.71	13.35	12.92	11.97	10.00	(a)
PIMCO CommodityRealReturn Strategy	10.22	9.86	10.82	8.83	6.32	11.42	9.40	—	—	—	10.00	(h)
Scudder VIT EAFE Equity Index	—	—	—	—	—	—	—	—	7.76	6.61	10.00	(e)

Accumulation Units Outstanding

Sub-Account	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003
Calvert Social Balanced(e)	—	—	—	—	—	—	—	385,055	497,980	501,755
Fidelity VIP Contrafund(b)	1,840,598	2,156,192	2,636,677	3,100,460	3,893,076	5,239,298	6,634,486	7,907,561	8,651,129	9,133,624
Fidelity VIP Growth Opportunities(d)	—	—	—	—	—	—	—	1,374,481	1,663,218	1,874,859
ING Clarion Global Real Estate(h)	68,864	61,219	65,525	68,787	87,744	103,504	146,418	—	—	—
Invesco V.I. Diversified Dividend(e)	119,118	125,897	144,527	170,861	214,966	280,082	352,568	444,104	564,056	646,429
Invesco V.I. Global Health Care(e)	220,957	258,237	310,017	388,182	498,867	679,529	871,732	1,122,979	1,385,777	1,609,493
Invesco V.I. Technology(e)	605,432	668,579	818,831	944,861	983,085	1,470,082	1,809,045	2,275,321	2,783,106	3,314,898
Janus Aspen Balanced(e)	—	—	—	—	—	—	—	2,604,419	3,156,274	4,185,035
MFS Investors Trust(d)	—	—	—	—	—	—	—	920,879	1,132,848	1,361,758
MFS New Discovery(g)	—	—	—	—	—	—	—	70,042	74,806	45,322
MML Aggressive Allocation(j)	102,651	98,717	100,464	127,298	84,803	—	—	—	—	—
MML Asset Allocation(g)	—	963,449	1,162,520	1,421,214	1,792,834	2,868,564	3,580,396	3,566,507	3,369,275	1,721,102
MML Balanced Allocation(j)	345,309	256,385	213,535	145,783	87,521	—	—	—	—	—
MML Blend(c)	2,126,956	2,108,112	2,460,821	2,909,749	3,730,347	4,886,838	6,214,108	4,990,270	6,195,465	6,851,539
MML Blue Chip Growth(g)	395,148	304,329	359,573	423,212	269,460	375,758	414,909	507,648	517,375	257,649
MML Concentrated Growth(d)	—	1,055,587	1,299,438	1,527,352	1,827,080	2,393,319	2,975,161	3,774,655	4,468,681	5,599,107
MML Conservative Allocation(j)	271,730	263,748	235,253	260,644	166,272	—	—	—	—	—
MML Emerging Growth(e)	—	175,984	205,946	250,129	298,026	452,150	466,929	553,610	665,199	746,461
MML Enhanced Index Core Equity(f)	—	269,484	334,752	388,103	453,687	601,002	809,119	156,483	153,989	143,088
MML Equity(c)	1,193,669	1,381,341	1,658,258	1,988,038	2,370,234	3,114,562	3,740,650	4,547,748	5,493,076	6,180,730
MML Equity Income(g)	386,054	444,020	529,145	608,426	751,144	1,103,359	1,283,727	1,459,130	1,227,402	481,921
MML Equity Index(c)	623,325	729,481	897,109	1,054,141	1,256,943	1,753,627	2,383,044	3,148,889	4,010,327	4,733,893
MML Focused Equity(t)	8,606	—	—	—	—	—	—	—	—	—
MML Foreign(d)	432,196	502,665	642,320	775,297	1,002,721	1,489,182	1,798,835	2,134,594	2,059,497	1,949,277
MML Fundamental Growth(t)	—	—	—	—	—	—	—	—	—	—
MML Fundamental Value(t)	1,085	—	—	—	—	—	—	—	—	—
MML Global(d)	852,912	969,660	1,159,508	1,370,843	1,678,788	2,203,768	2,913,407	3,646,499	4,709,616	5,907,314
MML Growth & Income(g)	788,695	969,806	1,247,260	1,489,563	1,877,436	2,735,047	3,673,765	3,755,946	3,668,661	1,863,246
MML Growth Allocation(j)	204,727	158,376	148,607	119,853	64,374	—	—	—	—	—
MML High Yield(o)	75,665	43,914	15,556	—	—	—	—	—	—	—
MML Income & Growth(b)	1,108,592	1,318,197	1,602,102	1,879,347	2,351,792	3,320,900	4,447,676	5,779,530	7,077,273	8,171,398
MML Inflation-Protected and Income(g)	567,801	608,544	649,971	733,931	817,123	935,433	1,054,548	1,419,974	1,311,849	555,024
MML Large Cap Growth(d)	872,816	983,662	1,184,209	1,418,317	1,743,383	2,288,392	3,055,435	3,849,460	4,782,620	5,449,133
MML Large Cap Value(e),(r)	457,023	530,239	675,000	800,636	1,065,788	1,485,056	1,788,957	1,897,944	1,978,188	1,951,205
MML Managed Bond(k)	485,296	354,608	308,915	143,107	—	—	—	—	—	—
MML Mid Cap Growth(b)	1,182,628	1,424,068	1,703,506	1,999,817	2,448,927	3,402,485	4,463,987	5,622,257	6,430,847	6,850,538
MML Mid Cap Value(d)	882,575	1,047,398	1,290,203	1,497,014	2,002,779	2,872,412	3,651,894	4,582,185	5,196,455	5,410,372
MML Moderate Allocation(j)	388,884	371,284	336,168	205,631	93,260	—	—	—	—	—
MML Money Market(j)	1,849,963	474,994	284,549	341,593	701,251	—	—	—	—	—
MML NASDAQ-100®(e)	—	413,279	497,497	485,018	435,747	579,809	626,900	828,587	1,110,270	1,447,319
MML Oppenheimer Small Company Opportunities(f),(l)	—	—	—	—	319,597	504,872	649,366	714,133	774,970	784,239
MML Short-Duration Bond(o)	70,621	40,187	11,032	—	—	—	—	—	—	—
MML Small Cap Growth Equity(c)	238,467	283,514	364,333	439,506	533,665	722,797	944,752	1,155,988	1,363,844	1,594,015
MML Small Cap Index(d)	—	246,112	299,878	379,538	440,296	582,025	843,605	931,293	1,149,618	1,140,023
MML Small/Mid Cap Equity(b),(s)	428,663	477,385	599,617	718,339	603,680	879,685	1,164,242	1,659,428	1,950,358	2,177,532
MML Small/Mid Cap Value(g)	178,339	224,357	288,867	321,225	393,000	574,395	825,184	783,559	561,001	149,432
MML T. Rowe Price Growth Equity(d),(m)	—	—	—	—	346,628	448,956	611,001	768,344	959,545	1,132,579
MML Total Return(t)	10,372	—	—	—	—	—	—	—	—	—
Oppenheimer Balanced(e),(q),(v)	1,333,036	664,402	817,593	1,062,316	1,535,336	2,335,107	3,009,224	4,002,466	4,628,603	5,042,694
Oppenheimer Capital Appreciation(d)	1,674,240	1,908,252	2,419,622	2,889,100	3,550,660	4,602,684	5,768,070	7,073,701	8,318,118	8,665,346
Oppenheimer Core Bond(a),(n)	945,089	1,147,903	1,424,488	1,825,848	2,638,871	3,874,323	4,962,704	6,344,354	7,388,632	9,246,445

Sub-Account	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003
Oppenheimer Global Securities(d),(w)	1,663,876	2,037,250	2,469,057	2,874,918	3,586,077	5,098,212	6,484,954	7,347,348	8,011,631	7,905,295
Oppenheimer Global Strategic Income(d)	1,264,514	1,366,747	1,756,929	2,081,001	2,683,074	3,697,712	4,074,590	4,539,210	4,850,618	5,161,449
Oppenheimer High Income(d),(n),(u)	—	690,965	881,933	1,153,812	1,528,314	2,004,598	2,711,561	3,219,492	3,937,522	4,318,460
Oppenheimer International Growth(a)	511,944	631,017	774,533	899,211	1,094,434	1,513,947	1,754,821	2,024,703	2,332,057	2,591,797
Oppenheimer Main Street(d)	2,619,710	2,236,623	2,715,463	3,202,098	4,132,850	5,773,580	7,288,907	9,021,965	11,086,472	12,386,122
Oppenheimer Money(a),(i)	585,712	759,677	908,142	1,301,605	2,338,125	2,412,122	2,425,353	2,823,833	3,673,612	5,122,478
Oppenheimer Small- & Mid-Cap Growth(d),(x)	1,196,348	1,337,613	1,556,380	1,861,056	2,261,013	2,907,945	3,831,229	4,774,962	5,658,758	6,405,091
Panorama Growth(a)	—	573,905	690,152	781,611	933,338	1,206,269	1,505,392	1,974,108	2,505,796	2,972,623
Panorama Total Return(a)	—	759,709	856,610	957,346	1,189,407	1,660,093	2,054,330	2,667,350	3,334,429	3,977,093
PIMCO CommodityRealReturn Strategy(h)	130,959	149,542	156,798	164,755	218,394	62,289	17,708	—	—	—
Scudder VIT EAFE Equity Index(e)	—	—	—	—	—	—	—	—	570,514	514,612

Notes to Condensed Financial Information

(a)	Commencement of public offering was January 23, 1996.
(b)	Commencement of public offering was September 1, 1998.
(c)	Commencement of public offering was May 1, 1999.
(d)	Commencement of public offering was September 1, 1999.
(e)	Commencement of public offering was May 1, 2000.
(f)	Commencement of public offering was May 1, 2001.
(g)	Commencement of public offering was May 1, 2003.
(h)	Commencement of public offering was May 1, 2006.
(i)	This sub-account is unavailable in contracts issued on or after January 19, 2008.
(j)	Commencement of public offering was January 19, 2008.
(k)	Commencement of public offering was May 1, 2009.
(l)	Effective May 1, 2009, MML Oppenheimer Small Company Opportunities was merged into MML Oppenheimer Small Cap Equity. The accumulation unit value in the December 31, 2009 column is the value as of April 30, 2009.
(m)	Effective May 1, 2009, MML T. Rowe Price Growth Equity was merged into MML T. Rowe Price Blue Chip Growth. The accumulation unit value in the December 31, 2009 column is the value as of April 30, 2009.
(n)	Effective May 1, 2009 and after, you may not allocate any new money to this sub-account via purchase payments or transfers.
(o)	Commencement of public offering was May 1, 2010.
(p)	This note is intentionally left blank.
(q)	This sub-account is unavailable in contracts issued on or after April 30, 2012.
(r)	This sub-account is now known as MML Managed Volatility and was formerly known as MML Davis Large Cap Value.
(s)	This sub-account is now known as MML Small Cap Equity.
(t)	Commencement of public offering was May 1, 2012.
(u)	Effective October 26, 2012, Oppenheimer High Income was merged into Oppenheimer Global Strategic Income.
(v)	This sub-account is now known as Oppenheimer Capital Income.
(w)	This sub-account is now known as Oppenheimer Global.
(x)	This sub-account is now known as Oppenheimer Discovery Mid Cap Growth.
(*)	Some sub-account names have changed.

Former Sub-Account Name	Current Sub-Account Name
MML AllianceBernstein Small/Mid Cap Value	MML Small/Mid Cap Value
MML American Century Mid Cap Value	MML Mid Cap Value
MML Babson Blend	MML Blend
MML Babson Enhanced Index Core Equity	MML Enhanced Index Core Equity
MML Babson High Yield	MML High Yield
MML Babson Inflation-Protected and Income	MML Inflation-Protected and Income
MML Babson Managed Bond	MML Managed Bond
MML Babson Short-Duration Bond	MML Short-Duration Bond
MML Capital Guardian Asset Allocation	MML Asset Allocation
MML Legg Mason Concentrated Growth	MML Concentrated Growth
MML MFS® Global	MML Global
MML Oppenheimer/Loomis Sayles Equity	MML Equity
MML Rainier Large Cap Growth	MML Large Cap Growth
MML T. Rowe Price Blue Chip Growth	MML Blue Chip Growth
MML T. Rowe Price Equity Income	MML Equity Income
MML T. Rowe Price Mid Cap Growth	MML Mid Cap Growth
MML Templeton Foreign	MML Foreign
MML W&R/Wellington Small Cap Growth Equity	MML Small Cap Growth Equity

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

PANORAMA PREMIER

C.M. LIFE INSURANCE COMPANY

(Depositor)

C.M. MULTI-ACCOUNT A

(Registrant)

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2013

This is not a prospectus. This Statement of Additional Information should be read in conjunction with the prospectus dated May 1, 2013, for the individual variable deferred annuity contracts with flexible purchase payments which are referred to herein.

For a copy of the prospectus call (800) 272-2216 or write to: MassMutual Financial Group, Document Management Services – Annuities W360, P.O. Box 9067, Springfield, MA 01102-9067.

1

ASSIGNMENT OF CONTRACT

The Company will not be charged with notice of any assignment of a contract or of the interest of any beneficiary or of any other person unless the assignment is in writing and the Company receives the original or a true copy thereof at our Service Center. The Company assumes no responsibility for the validity of any assignment.

For qualified contracts, the following exceptions and provisions should be noted:

1)  No person entitled to receive annuity payments under a contract or part or all of the contract’s value will be permitted to commute, anticipate, encumber, alienate or assign such amounts, except upon the written authority of the contract owner given during the annuitant’s lifetime and received in good order by the Company at our Service Center. To the extent permitted by law, no contract nor any proceeds or interest payable thereunder will be subject to the annuitant’s or any other person’s debts, contracts or engagements, nor to any levy or attachment for payment thereof;

2)  If an assignment of a contract is in effect on the maturity date, the Company reserves the right to pay to the assignee in one sum the amount of the contract’s maturity value to which he is entitled, and to pay any balance of such value in one sum to the contract owner, regardless of any payment options which the contract owner may have elected. Moreover, if an assignment of a contract is in effect at the death of the annuitant prior to the maturity date, the Company will pay to the assignee in one sum, the death benefit amount which corresponds to the death benefit choice in effect at the time of the annuitant’s death. Any balance of such value will be paid to the beneficiary in one sum or applied under one or more of the payment options elected.

3)  Contracts used in connection with a tax-qualified retirement plan must be endorsed to provide that they may not be sold, assigned or pledged for any purpose unless they are owned by the trustee of a trust described in Section 401(a) or by the administrator of an annuity plan described under Section 403(a) of the Code; and

4)  Contracts issued under a plan for an Individual Retirement Annuity pursuant to Section 408 of the Code must be endorsed to provide that they are non-transferable. Such contracts may not be sold, assigned, discounted, or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose by the Annuitant to any person or party other than the Company, except to a former spouse of the annuitant in accordance with the terms of a divorce decree or other written instrument incident to a divorce.

Assignments may be subject to federal income tax.

2

DISTRIBUTION AND ADMINISTRATION

The contracts were sold by both registered representatives of MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors, LLC (MML Distributors), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with C.M. Life and the separate account, MMLIS serves as principal underwriter of the contracts sold by its registered representatives and MML Distributors serves as principal underwriter of the contracts sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors.

Both MMLIS and MML Distributors are registered with the Securities and Exchange Commission as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA).

Commissions for sales of the contract by MMLIS registered representatives are paid on behalf of MMLIS to its registered representatives and were as follows for the last three calendar years:

2010	2011	2012
$2,228,190	$2,231,790	$2,035,744

Commissions for sales of the contract by registered representatives of other broker-dealers are paid on behalf of MML Distributors to those broker-dealers and were as follows for the last three calendar years:

2010	2011	2012
$296,837	$288,306	$284,128

MMLIS and MML Distributors also receive compensation for their actions as principal underwriters of the contracts. Compensation amounts for the last three calendar years were as follows:

MMLIS

2010	2011	2012
$821,625	$776,316	$774,831

MML Distributors

2010	2011	2012
$316,745	$346,536	$280,379

Under an administration agreement with the separate account, MassMutual has agreed to provide and assume: (1) all services and expenses required for the administration of contracts with assets held by the separate account; and (2) all services and expenses required for the administration of the separate account. In 2010, 2011 and 2012, CM Life compensated MassMutual $9,735,068, $9,734,815 and $8,997,580 respectively, for providing these administrative services.

We no longer sell the Panorama Premier variable annuity contract. However, we do continue to administer the contracts and you may continue making additional purchase payments to your existing contract.

PURCHASE OF SECURITIES BEING OFFERED

The Company sells interests in the separate account to contract owners as accumulation units. Charges associated with such securities are discussed in the Expenses section of the prospectus. Any special purchase plan

3

or exchange program offered by this contract is mentioned in the prospectus. See the Contingent Deferred Sales Charge section of the prospectus for a discussion of instances when the Company will waive contingent deferred sales charges.

ACCUMULATION UNITS AND UNIT VALUE

During the accumulation phase, accumulation units shall be used to account for all amounts allocated to or withdrawn from the sub-accounts of the separate account as a result of purchase payments, withdrawals, transfers, or fees and charges. The Company will determine the number of accumulation units of a sub-account purchased or canceled. This will be done by dividing the amount allocated to (or the amount withdrawn from) the sub-account by the dollar value of one accumulation unit of the sub-account as of the end of the business day during which the transaction is received at our Service Center.

The accumulation unit value for each sub-account was arbitrarily set initially at $10. Subsequent accumulation unit values for each sub-account are determined for each day in which the New York Stock Exchange is open for business (business day) by multiplying the accumulation unit value for the immediately preceding business day by the net investment factor for the sub-account for the current business day.

The net investment factor for each sub-account is determined by dividing A by B and subtracting C where:

A is (i) the net asset value per share of the funding vehicle or portfolio of a funding vehicle held by the sub-account for the current business day; plus (ii) any dividend per share declared on behalf of such funding vehicle or portfolio of a funding vehicle that has an ex-dividend date within the current business day; less (iii) the cumulative charge or credit for taxes reserved which is determined by the Company to have resulted from the operation or maintenance of the sub-account.

B is the net asset value per share of the funding vehicle or portfolio held by the sub-account for the immediately preceding business day, minus the cumulative charge or credit for taxes reserved which is determined by C.M. Life to have resulted from the operation or maintenance of the sub-account as of the immediately preceding business day.

C is the cumulative charge since the immediately preceding business day for the insurance charges.

The accumulation unit value may increase or decrease from business day to business day.

TRANSFERS DURING THE INCOME PHASE

Transfers of annuity reserves between sub-accounts will be made by converting the number of annuity units attributable to the annuity reserves being transferred to the number of annuity units of the sub-account to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been with out the transfer. Thereafter, annuity payments will reflect changes in the value of the new annuity units.

The amount transferred to the general account from a sub-account will be based on the annuity reserves for the contract owner in that sub-account. Transfers to the general account will be made by converting the annuity units being transferred to purchase fixed annuity payments under the annuity option in effect and based on the age of the annuitant at the time of the transfer.

See the Transfers During the Income Phase section in the prospectus for more information about transfers during the income phase.

4

PAYMENT OF DEATH BENEFIT

The Company will require due proof of death before any death benefit is paid. Due proof of death will be:

1)  a certified death certificate;

2)  a certified decree of a court of competent jurisdiction as to the finding of death; or

3)  any other proof satisfactory to the Company.

All death benefits will be paid in accordance with applicable law or regulations governing death benefit payments.

The beneficiary designation in effect on the date we issue the contract will remain in effect until changed. Unless the contract owner provides otherwise, the death benefit will be paid in equal shares to the beneficiary(ies) as follows:

1)  to the primary beneficiary(ies) who survive the contract owner’s and/or the annuitant’s death, as applicable; or if there are none

2)  to the contingent beneficiary(ies) who survive the contract owner’s and/or the annuitant’s death, as applicable; or if there are none

3)  to the estate of the contract owner.

You may name an irrevocable beneficiary(ies). In that case, a change of beneficiary requires the consent of any irrevocable beneficiary. If an irrevocable beneficiary is named, the contract owner retains all other contractual rights.

See the Death Benefit section in the prospectus for more information on death benefits.

ANNUITY PAYMENTS

A variable annuity payment is an annuity with payments which; 1) are not predetermined as to dollar amount; and 2) will vary in amount with the net investment results of the applicable sub-accounts of the separate account. Annuity payments also depend upon the age of the annuitant and any joint annuitant and the assumed interest factor utilized and may vary by gender of the annuitant and any joint annuitant. The annuity table used will depend upon the annuity option chosen. The dollar amount of annuity payments after the first is determined as follows:

1)  The dollar amount of the first annuity payment is divided by the value of an annuity unit as of the annuity date. This establishes the number of annuity units for each annuity payment. The number of annuity units will remain the same for the life of the contract unless you transfer among investment choices during the income phase or if you elected an annuity option with reduced payments to the survivor and the reduced payments to a survivor commence.

2)  For each sub-account, the fixed number of annuity units is multiplied by the annuity unit value on each subsequent annuity payment date.

3)  The total dollar amount of each variable annuity payment is the sum of all sub-account variable annuity payments.

The number of annuity units is determined as follows:

1)  The number of annuity units credited in each sub-account will be determined by dividing the product of the portion of the contract value to be applied to the sub-account and the annuity purchase rate by the value of one annuity unit in that sub-account on the annuity date. The purchase rates are set forth in the variable annuity rate tables in the contract.

5

2)  For each sub-account, the amount of each annuity payment equals the product of the annuitant’s number of annuity units and the annuity unit value on the payment date. The amount of each payment may vary.

The value of any annuity unit for each sub-account of the separate account was arbitrarily set initially at $10. The sub-account annuity unit value at the end of any subsequent valuation period is determined as follows:

1)  The net investment factor for the current business day is multiplied by the value of the annuity unit for the sub-account for the immediately preceding business day.

2)  The result in (1) is then divided by an assumed investment rate factor. The assumed investment rate factor equals 1.00 plus the assumed investment rate for the number of days since the preceding business day. The assumed investment rate is based on an effective annual rate of 4%.

The value of an annuity unit may increase or decrease from business day to business day. See the Income Phase section in the prospectus for more information.

EXPERTS

The financial statements of C.M. Multi-Account A as of December 31, 2012 and for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended and the statutory financial statements of C.M. Life Insurance Company (the Company) as of December 31, 2012 and 2011, and for the three-year period ended December 31, 2012, included in this Statement of Additional Information, have been included herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The KPMG LLP audit report dated February 22, 2013 states that the Company prepared the financial statements of C.M. Life Insurance Company using statutory accounting practices prescribed or permitted by the State of Connecticut Insurance Department, (statutory accounting practices) which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report states that the financial statements are not intended to be and, therefore, are not presented fairly in accordance with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in accordance with statutory accounting practices. The principal business address of KPMG LLP is One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.

6

Report of Independent Registered Public Accounting Firm

The Board of Directors of C. M. Life Insurance Company and

Contract Owners of C. M. Multi-Account A:

We have audited the accompanying statement of assets and liabilities of C. M. Multi-Account A (comprised of the sub-accounts listed in Note 2) (collectively, “the Separate Account”) as of December 31, 2012, the related statements of operations and changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of C. M. Multi-Account A as of December 31, 2012, and the results of its operations and changes in its net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/    KPMG LLP

Boston, MA

March 4, 2013

C.M. Multi-Account A

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

	Fidelity® VIP Contrafund ® Sub-Account	ING Clarion Global Real Estate Sub-Account	Invesco V.I. Diversified Dividend Sub-Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Technology Sub-Account	MML Aggressive Allocation Sub-Account	MML Balanced Allocation Sub-Account	MML Blend Sub-Account	MML Blue Chip Growth Sub-Account	MML China Sub-Account

ASSETS
Investments
Number of shares	3,340,988	228,260	139,927	405,988	236,511	1,028,455	1,486,283	3,644,604	1,246,062	26,839

Identified cost	$87,033,996	$2,087,306	$1,859,232	$6,401,717	$3,313,712	$9,151,096	$15,016,212	$60,988,014	$12,979,375	$285,184

Value	$88,335,726	$2,535,970	$2,286,409	$8,525,757	$3,989,942	$10,767,926	$16,126,170	$70,432,972	$16,821,831	$295,493
Dividends receivable	-	-	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	-	13,216	257	-	-	12,244	8,334	-	2,834	381

Total assets	88,335,726	2,549,186	2,286,666	8,525,757	3,989,942	10,780,170	16,134,504	70,432,972	16,824,665	295,874

LIABILITIES
Annuitant mortality fluctuation reserve	3,585	-	284	138	179	-	-	6,256	307	-
Payable to C.M. Life Insurance Company	66,043	-	-	991	7,131	-	-	23,677	-	-

Total liabilities	69,628	-	284	1,129	7,310	-	-	29,933	307	-

NET ASSETS	$88,266,098	$2,549,186	$2,286,382	$8,524,628	$3,982,632	$10,780,170	$16,134,504	$70,403,039	$16,824,358	$295,874

Net Assets:
Accumulation units – value	88,146,602	2,549,186	2,242,155	8,520,037	3,976,666	10,780,170	16,117,481	70,194,511	16,814,134	295,874
Contracts in payout (annuitization) period	119,496	-	44,227	4,591	5,966	-	17,023	208,528	10,224	-

Net assets	$88,266,098	$2,549,186	$2,286,382	$8,524,628	$3,982,632	$10,780,170	$16,134,504	$70,403,039	$16,824,358	$295,874

Outstanding units
Contract owners	4,776,988	204,886	322,291	595,540	1,185,956	941,320	1,365,955	5,229,251	975,201	19,576

UNIT VALUE
Panorama Premier	$22.60	$12.36	$7.27	$14.86	$3.38	$11.34	$11.73	$12.80	$17.10	$-
Panorama Passage®
Tier 1	17.03	12.28	7.19	14.70	3.34	11.29	11.68	13.62	16.95	-
Tier 2	16.77	12.15	7.08	14.47	3.29	11.20	11.59	13.41	16.69	-
Tier 3	17.60	12.49	7.42	15.17	3.44	11.43	11.83	14.08	17.37	-
MassMutual Artistry	15.08	12.54	6.50	13.18	3.27	11.47	11.86	13.89	17.47	15.11

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2012

	MML Conservative Allocation Sub-Account	MML Core Allocation Sub-Account	MML Equity Sub-Account	MML Equity Income Sub-Account	MML Equity Index Sub-Account	MML Focused Equity Sub-Account	MML Foreign Sub-Account	MML Fundamental Growth Sub-Account	MML Fundamental Value Sub-Account	MML Global Sub-Account

ASSETS
Investments
Number of shares	1,674,625	290,109	1,681,204	2,024,818	871,712	17,765	1,559,214	2,065	3,758	1,303,600

Identified cost	$17,556,480	$2,920,199	$37,640,139	$19,113,351	$13,413,384	$195,792	$15,136,708	$22,331	$44,808	$12,110,432

Value	$18,102,692	$3,109,967	$35,425,320	$21,402,323	$15,594,933	$203,946	$14,765,757	$22,551	$46,675	$12,983,860
Dividends receivable	-	-	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	20,152	5,160	-	6,812	-	-	1,142	-	-	-

Total assets	18,122,844	3,115,127	35,425,320	21,409,135	15,594,933	203,946	14,766,899	22,551	46,675	12,983,860

LIABILITIES
Annuitant mortality fluctuation reserve	-	-	4,386	-	856	-	2,595	-	-	847
Payable to C.M. Life Insurance Company	-	-	2,343	-	9,143	56	-	23	22	1,134

Total liabilities	-	-	6,729	-	9,999	56	2,595	23	22	1,981

NET ASSETS	$18,122,844	$3,115,127	$35,418,591	$21,409,135	$15,584,934	$203,890	$14,764,304	$22,528	$46,653	$12,981,879

Net Assets:
Accumulation units – value	18,122,844	3,115,127	35,272,381	21,409,135	15,556,399	203,890	14,677,816	22,528	46,653	12,953,463
Contracts in payout (annuitization) period	-	-	146,210	-	28,535	-	86,488	-	-	28,416

Net assets	$18,122,844	$3,115,127	$35,418,591	$21,409,135	$15,584,934	$203,890	$14,764,304	$22,528	$46,653	$12,981,879

Outstanding units
Contract owners	1,499,407	217,914	3,357,040	1,250,929	1,463,333	19,763	1,189,687	2,331	4,561	1,456,977

UNIT VALUE
Panorama Premier	$12.02	$-	$9.53	$16.92	$10.57	$10.31	$12.69	$9.65	$10.22	$9.38
Panorama Passage®
Tier 1	11.97	-	10.64	16.77	11.04	10.30	12.87	9.65	10.21	9.15
Tier 2	11.88	-	10.48	16.52	10.87	10.29	12.67	9.64	10.20	9.01
Tier 3	12.12	-	11.00	17.18	11.41	10.32	13.30	9.66	10.23	9.46
MassMutual Artistry	12.15	14.30	11.20	17.28	9.89	10.32	11.80	9.67	10.23	6.63

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2012

	MML Growth Sub-Account	MML Growth & Income Sub-Account	MML Growth Allocation Sub-Account	MML High Yield Sub-Account	MML Income & Growth Sub-Account	MML Inflation-Protected and Income Sub-Account	MML International Sub-Account	MML Large Cap Growth Sub-Account	MML Large Cap Value Sub-Account	MML Managed Bond Sub-Account

										(Initial Class)
ASSETS
Investments
Number of shares	131,009	3,361,683	2,411,626	196,791	3,099,389	2,088,059	93,645	1,377,732	1,329,568	3,608,200

Identified cost	$1,314,889	$30,733,999	$22,203,713	$2,057,435	$29,279,613	$22,699,226	$876,229	$13,565,963	$15,122,350	$45,842,344

Value	$1,462,062	$31,061,955	$25,707,934	$2,146,988	$29,382,206	$24,764,383	$900,866	$16,009,242	$16,404,582	$47,635,878
Dividends receivable	-	-	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	-	3,363	28,622	249	-	44,358	-	-	914	79,362

Total assets	1,462,062	31,065,318	25,736,556	2,147,237	29,382,206	24,808,741	900,866	16,009,242	16,405,496	47,715,240

LIABILITIES
Annuitant mortality fluctuation reserve	-	1,404	-	-	1,046	2,204	-	4,424	4,530	363
Payable to C.M. Life Insurance Company	26,650	-	-	-	48,153	-	22,169	1,179	-	-

Total liabilities	26,650	1,404	-	-	49,199	2,204	22,169	5,603	4,530	363

NET ASSETS	$1,435,412	$31,063,914	$25,736,556	$2,147,237	$29,333,007	$24,806,537	$878,697	$16,003,639	$16,400,966	$47,714,877

Net Assets:
Accumulation units – value	1,435,412	31,017,130	25,736,556	2,147,237	29,298,148	24,733,080	878,697	15,824,697	16,249,962	47,702,761
Contracts in payout (annuitization) period	-	46,784	-	-	34,859	73,457	-	178,942	151,004	12,116

Net assets	$1,435,412	$31,063,914	$25,736,556	$2,147,237	$29,333,007	$24,806,537	$878,697	$16,003,639	$16,400,966	$47,714,877

Outstanding units
Contract owners	87,331	2,170,339	2,219,779	168,802	2,342,571	1,671,196	62,419	1,867,203	1,437,014	2,567,131

UNIT VALUE
Panorama Premier	$-	$14.15	$11.48	$12.70	$14.39	$14.72	$-	$9.06	$11.29	$-
Panorama Passage®
Tier 1	-	14.03	11.43	12.67	11.15	14.60	-	9.20	11.17	18.46
Tier 2	-	13.82	11.34	12.61	10.98	14.37	-	9.06	10.99	18.18
Tier 3	-	14.37	11.58	12.75	11.53	14.95	-	9.51	11.52	19.08
MassMutual Artistry	16.44	14.46	11.61	12.77	10.34	15.04	14.08	7.33	11.51	18.26

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2012

	MML Managed Bond Sub-Account	MML Mid Cap Growth Sub-Account	MML Mid Cap Value Sub-Account	MML Moderate Allocation Sub-Account	MML Money Market Sub-Account	MML Short-Duration Bond Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Company Value Sub-Account	MML Small/Mid Cap Equity Sub-Account	MML Small/Mid Cap Value Sub-Account

	(Service Class)
ASSETS
Investments
Number of shares	455,539	5,565,737	4,610,834	3,390,688	47,975,842	283,653	707,697	25,103	2,188,559	1,286,421

Identified cost	$5,932,311	$58,959,378	$45,980,779	$33,415,111	$47,928,924	$2,884,851	$10,803,044	$434,929	$15,958,408	$11,243,564

Value	$6,004,960	$72,131,946	$51,226,366	$37,161,943	$47,928,394	$2,862,061	$11,535,851	$469,430	$19,311,097	$12,941,393
Dividends receivable	-	-	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	-	13,762	-	174,551	-	139	4,445	335	-	1,740

Total assets	6,004,960	72,145,708	51,226,366	37,336,494	47,928,394	2,862,200	11,540,296	469,765	19,311,097	12,943,133

LIABILITIES
Annuitant mortality fluctuation reserve	-	7,615	8,243	-	8,712	-	2,412	-	340	77
Payable to C.M. Life Insurance Company	1,024	-	39,828	-	92,877	-	-	-	15,306	-

Total liabilities	1,024	7,615	48,071	-	101,589	-	2,412	-	15,646	77

NET ASSETS	$6,003,936	$72,138,093	$51,178,295	$37,336,494	$47,826,805	$2,862,200	$11,537,884	$469,765	$19,295,451	$12,943,056

Net Assets:
Accumulation units – value	6,003,936	71,884,265	50,903,542	37,278,180	47,536,399	2,862,200	11,457,307	469,765	19,284,105	12,940,499
Contracts in payout (annuitization) period	-	253,828	274,753	58,314	290,406	-	80,577	-	11,346	2,557

Net assets	$6,003,936	$72,138,093	$51,178,295	$37,336,494	$47,826,805	$2,862,200	$11,537,884	$469,765	$19,295,451	$12,943,056

Outstanding units
Contract owners	485,296	2,744,494	2,241,679	3,160,802	5,000,650	271,448	758,322	27,640	1,098,636	676,687

UNIT VALUE
Panorama Premier	$12.37	$32.69	$21.46	$11.72	$9.51	$10.52	$19.12	$-	$18.86	$18.87
Panorama Passage®
Tier 1	-	24.38	22.89	11.67	9.47	10.49	17.00	-	17.10	18.71
Tier 2	-	24.01	22.54	11.58	9.40	10.45	16.74	-	16.84	18.42
Tier 3	-	25.21	23.66	11.81	9.59	10.57	17.57	-	17.68	19.16
MassMutual Artistry	-	19.24	23.90	11.85	9.62	10.58	11.88	17.00	16.15	19.28

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2012

	MML Strategic Emerging Markets Sub-Account	MML Total Return Sub-Account	Oppenheimer Balanced Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Core Bond Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer Global Strategic Income Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Money Sub-Account

ASSETS
Investments
Number of shares	87,894	54,814	1,825,922	999,045	1,566,222	2,857,346	12,464,505	13,766,977	2,057,986	18,379,037

Identified cost	$1,012,121	$587,152	$23,261,855	$35,932,899	$15,441,512	$82,663,671	$66,115,615	$23,653,471	$41,742,528	$18,379,037

Value	$964,192	$591,447	$22,860,543	$45,016,948	$12,936,996	$93,006,612	$70,673,743	$28,497,643	$49,329,919	$18,379,037
Dividends receivable	-	-	-	-	-	-	-	-	-	39
Receivable from C.M. Life Insurance Company	805	4,109	-	-	-	-	-	-	-	102

Total assets	964,997	595,556	22,860,543	45,016,948	12,936,996	93,006,612	70,673,743	28,497,643	49,329,919	18,379,178

LIABILITIES
Annuitant mortality fluctuation reserve	-	-	4,594	5,307	8,804	8,190	7,822	2,376	1,836	282
Payable to C.M. Life Insurance Company	-	-	22,090	16,279	2,823	4,131	28,448	4,293	5,575	-

Total Liabilities	-	-	26,684	21,586	11,627	12,321	36,270	6,669	7,411	282

NET ASSETS	$964,997	$595,556	$22,833,859	$44,995,362	$12,925,369	$92,994,291	$70,637,473	$28,490,974	$49,322,508	$18,378,896

Net Assets:
Accumulation units – value	964,997	595,556	22,680,740	44,818,464	12,631,913	92,721,280	70,376,747	28,411,790	49,261,310	18,369,499
Contracts in payout (annuitization) period	-	-	153,119	176,898	293,456	273,011	260,726	79,184	61,198	9,397

Net assets	$964,997	$595,556	$22,833,859	$44,995,362	$12,925,369	$92,994,291	$70,637,473	$28,490,974	$49,322,508	$18,378,896

Outstanding units
Contract owners	63,472	57,186	2,037,643	4,285,418	967,045	5,159,214	3,437,337	1,582,672	4,406,149	1,557,772

UNIT VALUE
Panorama Premier	$-	$10.41	$11.19	$11.84	$13.37	$21.40	$20.66	$26.14	$11.28	$12.78
Panorama Passage®
Tier 1	-	10.40	11.06	11.91	-	21.23	20.31	16.92	11.54	11.05
Tier 2	-	10.39	10.89	11.72	-	20.90	20.00	16.66	11.36	10.88
Tier 3	-	10.42	11.42	12.31	-	21.94	21.00	17.49	11.93	11.42
MassMutual Artistry	15.20	10.42	11.14	8.57	-	14.61	20.25	12.33	10.35	11.06

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2012

	Oppenheimer Small- & Mid-Cap Growth Sub-Account	PIMCO CommodityRealReturn® Strategy Sub-Account

ASSETS
Investments
Number of shares	525,569	508,849

Identified cost	$21,738,700	$4,114,914

Value	$28,801,197	$3,668,803
Dividends receivable	-	-
Receivable from C.M. Life Insurance Company	-	-

Total assets	28,801,197	3,668,803

LIABILITIES
Annuitant mortality fluctuation reserve	1,476	-
Payable to C.M. Life Insurance Company	715	12,067

Total Liabilities	2,191	12,067

NET ASSETS	$28,799,006	$3,656,736

Net Assets:
Accumulation units – value	28,749,798	3,656,736
Contracts in payout (annuitization) period	49,208	-

Net assets	$28,799,006	$3,656,736

Outstanding units
Contract owners	3,871,547	355,271

UNIT VALUE
Panorama Premier	$9.96	$10.22
Panorama Passage®
Tier 1	9.88	10.16
Tier 2	9.73	10.05
Tier 3	10.21	10.33
MassMutual Artistry	5.44	10.37

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2012

	Fidelity® VIP Contrafund Sub-Account	ING Clarion Global Real Estate Sub-Account	Invesco V.I. Diversified Dividend Sub-Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Technology Sub-Account	MML Aggressive Allocation Sub-Account	MML Babson Enhanced Index Core Equity Sub-Account	MML Balanced Allocation Sub-Account	MML Blend Sub-Account	MML Blue Chip Growth Sub-Account

Investment income
Dividends	$1,175,343	$12,116	$45,211	$-	$-	$78,996	$111,155	$260,453	$1,478,671	$13,749

Expenses
Mortality and expense risk fees and administrative charges	1,177,537	28,656	28,156	108,113	54,570	111,628	23,630	179,625	894,304	200,408

Net investment income (loss)	(2,194)	(16,540)	17,055	(108,113)	(54,570)	(32,632)	87,525	80,828	584,367	(186,659)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(989,217)	82,997	(30,230)	203,100	199,912	286,021	(93,345)	444,218	1,745,904	898,007
Realized gain distribution	-	-	-	-	-	-	-	344,213	-	-

Realized gain (loss)	(989,217)	82,997	(30,230)	203,100	199,912	286,021	(93,345)	788,431	1,745,904	898,007

Change in net unrealized appreciation/depreciation of investments	13,527,593	399,588	350,693	1,393,225	235,420	914,504	490,774	554,200	4,884,439	1,391,082

Net gain (loss) on investments	12,538,376	482,585	320,463	1,596,325	435,332	1,200,525	397,429	1,342,631	6,630,343	2,289,089

Net increase (decrease) in net assets resulting from operations	12,536,182	466,045	337,518	1,488,212	380,762	1,167,893	484,954	1,423,459	7,214,710	2,102,430

Capital transactions:
Transfer of net premiums	2,176,096	79,977	56,472	206,546	104,354	1,790,613	11,755	1,504,397	1,144,915	488,676
Transfers due to death benefits	(972,907)	(2,882)	(4,100)	(258,245)	(13,889)	-	(1,416)	(136,801)	(681,201)	(239,976)
Transfers due to annuity benefit payments	(18,486)	-	(310)	(700)	(1,780)	-	(2,472)	(1,203)	(26,946)	(873)
Transfers due to withdrawal of funds	(10,801,869)	(212,489)	(254,941)	(955,891)	(460,423)	(548,149)	(566,875)	(1,356,721)	(7,608,552)	(1,788,554)
Transfers due to loans, net of repayments	17,655	(26)	1,808	9,932	2,164	(21,490)	(5,830)	22,697	73,375	(5,719)
Transfers due to rider and contingent deferred sales charges	(5,390)	(139)	(142)	(501)	(129)	(2)	(123)	(458)	(3,100)	(528)
Transfers due to net charge (credit) to annuitant mortality fluctuation	(1,082)	-	(1,559)	41	15	-	768	256	3,406	(139)
Transfers between Sub-Accounts and to/from Fixed Account	(1,244,723)	434,784	289,985	47,336	3,527	805,327	(5,595,312)	2,694,022	7,012,446	4,013,745

Net increase (decrease) in net assets resulting from capital transactions	(10,850,706)	299,225	87,213	(951,482)	(366,161)	2,026,299	(6,159,505)	2,726,189	(85,657)	2,466,632

Total increase (decrease)	1,685,476	765,270	424,731	536,730	14,601	3,194,192	(5,674,551)	4,149,648	7,129,053	4,569,062

NET ASSETS, at beginning of the year	86,580,622	1,783,916	1,861,651	7,987,898	3,968,031	7,585,978	5,674,551	11,984,856	63,273,986	12,255,296

NET ASSETS, at end of the year	$88,266,098	$2,549,186	$2,286,382	$8,524,628	$3,982,632	$10,780,170	$-	$16,134,504	$70,403,039	$16,824,358

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2012

	MML Capital Guardian Asset Allocation Sub-Account	MML China Sub-Account	MML Conservative Allocation Sub-Account	MML Core Allocation Sub-Account	MML Emerging Growth Sub-Account	MML Equity Sub-Account	MML Equity Income Sub-Account	MML Equity Index Sub-Account	MML Focused Equity Sub-Account	MML Foreign Sub-Account

Investment income
Dividends	$867,220	$-	$310,012	$43,412	$-	$686,566	$465,091	$236,360	$1,320	$305,497

Expenses
Mortality and expense risk fees and administrative charges	143,979	3,574	196,465	32,121	9,695	447,326	281,086	204,350	1,226	184,004

Net investment income (loss)	723,241	(3,574)	113,547	11,291	(9,695)	239,240	184,005	32,010	94	121,493

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(1,854,927)	(41,646)	336,622	26,609	(16,227)	(51,619)	142,710	708,513	241	(287,829)
Realized gain distribution	-	-	550,586	73,986	-	-	-	-	8,780	-

Realized gain (loss)	(1,854,927)	(41,646)	887,208	100,595	(16,227)	(51,619)	142,710	708,513	9,021	(287,829)

Change in net unrealized appreciation/depreciation of investments	3,073,877	101,333	400,035	146,104	182,750	4,642,824	2,868,636	1,282,859	8,154	2,504,368

Net gain (loss) on investments	1,218,950	59,687	1,287,243	246,699	166,523	4,591,205	3,011,346	1,991,372	17,175	2,216,539

Net increase (decrease) in net assets resulting from operations	1,942,191	56,113	1,400,790	257,990	156,828	4,830,445	3,195,351	2,023,382	17,269	2,338,032

Capital transactions:
Transfer of net premiums	344,276	40,220	1,384,842	572,906	18,223	967,186	725,000	207,312	18,279	423,778
Transfers due to death benefits	(55,205)	-	(314,783)	-	(1,412)	(464,263)	(271,588)	(168,661)	-	(149,783)
Transfers due to annuity benefit payments	(2,212)	-	-	-	(233)	(16,274)	48	(5,364)	-	(7,085)
Transfers due to withdrawal of funds	(1,146,376)	(48,706)	(846,509)	(284,345)	(83,415)	(3,362,965)	(2,960,342)	(1,943,098)	(319)	(1,555,064)
Transfers due to loans, net of repayments	18,731	249	(3,084)	(369)	1,636	26,160	(1,478)	3,132	-	4,073
Transfers due to rider and contingent deferred sales charges	(443)	-	(151)	-	(36)	97	(1,486)	53	-	(900)
Transfers due to net charge (credit) to annuitant mortality fluctuation	391	-	-	-	12	(10,517)	(292)	459	-	1,494
Transfers between Sub-Accounts and to/from Fixed Account	(35,591,415)	(24,194)	3,996,105	277,974	(2,343,332)	(1,149,598)	256,090	481,279	168,661	(751,651)

Net increase (decrease) in net assets resulting from capital transactions	(36,432,253)	(32,431)	4,216,420	566,166	(2,408,557)	(4,010,174)	(2,254,048)	(1,424,888)	186,621	(2,035,138)

Total increase (decrease)	(34,490,062)	23,682	5,617,210	824,156	(2,251,729)	820,271	941,303	598,494	203,890	302,894

NET ASSETS, at beginning of the year	34,490,062	272,192	12,505,634	2,290,971	2,251,729	34,598,320	20,467,832	14,986,440	-	14,461,410

NET ASSETS, at end of the year	$-	$295,874	$18,122,844	$3,115,127	$-	$35,418,591	$21,409,135	$15,584,934	$203,890	$14,764,304

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2012

	MML Fundamental Growth Sub-Account	MML Fundamental Value Sub-Account	MML Global Sub-Account	MML Growth Sub-Account	MML Growth & Income Sub-Account	MML Growth Allocation Sub-Account	MML High Yield Sub-Account	MML Income & Growth Sub-Account	MML Inflation-Protected and Income Sub-Account	MML International Sub-Account

Investment income
Dividends	$165	$225	$130,092	$2,624	$390,875	$317,044	$113,359	$329,113	$781,613	$10,579

Expenses
Mortality and expense risk fees and administrative charges	86	154	168,617	15,361	397,701	271,640	22,507	402,795	321,100	9,602

Net investment income (loss)	79	71	(38,525)	(12,737)	(6,826)	45,404	90,852	(73,682)	460,513	977

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	194	94	22,182	38,737	(521,751)	855,321	32,230	(361,171)	592,419	(11,782)
Realized gain distribution	472	33	-	11,916	-	224,119	9,818	-	219,312	12,202

Realized gain (loss)	666	127	22,182	50,653	(521,751)	1,079,440	42,048	(361,171)	811,731	420

Change in net unrealized appreciation/depreciation of investments	220	1,867	2,561,763	146,066	5,756,105	1,544,584	104,688	3,539,437	49,070	118,225

Net gain (loss) on investments	886	1,994	2,583,945	196,719	5,234,354	2,624,024	146,736	3,178,266	860,801	118,645

Net increase (decrease) in net assets resulting from operations	965	2,065	2,545,420	183,982	5,227,528	2,669,428	237,588	3,104,584	1,321,314	119,622

Capital transactions:
Transfer of net premiums	14,141	25,685	217,521	223,053	801,566	4,034,388	119,796	482,028	907,132	161,822
Transfers due to death benefits	-	-	(138,622)	-	(262,422)	(13,794)	(2,847)	(459,559)	(206,566)	-
Transfers due to annuity benefit payments	-	-	(3,320)	-	(5,779)	-	-	(3,991)	(7,661)	-
Transfers due to withdrawal of funds	(502)	(2,349)	(1,337,334)	(104,189)	(3,734,392)	(2,427,161)	(429,410)	(3,853,587)	(3,175,902)	(81,331)
Transfers due to loans, net of repayments	-	-	4,185	1,284	47,906	(23,717)	(960)	22,600	6,220	154
Transfers due to rider and contingent deferred sales charges	-	-	278	-	(1,587)	(335)	(146)	(692)	(1,340)	-
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	-	(784)	-	(11,539)	-	-	751	44	-
Transfers between Sub-Accounts and to/from Fixed Account	7,924	21,252	(532,563)	45,758	(1,586,695)	2,298,400	958,897	(1,077,260)	2,118,730	(46,873)

Net increase (decrease) in net assets resulting from capital transactions	21,563	44,588	(1,790,639)	165,906	(4,752,942)	3,867,781	645,330	(4,889,710)	(359,343)	33,772

Total increase (decrease)	22,528	46,653	754,781	349,888	474,586	6,537,209	882,918	(1,785,126)	961,971	153,394

NET ASSETS, at beginning of the year	-	-	12,227,098	1,085,524	30,589,328	19,199,347	1,264,319	31,118,133	23,844,566	725,303

NET ASSETS, at end of the year	$22,528	$46,653	$12,981,879	$1,435,412	$31,063,914	$25,736,556	$2,147,237	$29,333,007	$24,806,537	$878,697

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2012

	MML Large Cap Growth Sub-Account	MML Large Cap Value Sub-Account	MML Legg Mason Concentrated Growth Sub-Account	MML Managed Bond Sub-Account	MML Managed Bond Sub-Account	MML Mid Cap Growth Sub-Account	MML Mid Cap Value Sub-Account	MML Moderate Allocation Sub-Account	MML Money Market Sub-Account	MML NASDAQ-100® Sub-Account

				(Initial Class)	(Service Class)
Investment income
Dividends	$10,227	$119,112	$353,902	$1,380,557	$136,016	$-	$839,401	$497,432	$594	$20,238

Expenses
Mortality and expense risk fees and administrative charges	213,469	219,098	70,102	606,145	68,131	984,864	655,350	410,967	536,344	21,533

Net investment income (loss)	(203,242)	(99,986)	283,800	774,412	67,885	(984,864)	184,051	86,465	(535,750)	(1,295)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	464,458	460,894	(2,478,929)	481,924	38,616	3,697,077	1,162,998	1,098,736	(815)	580,834
Realized gain distribution	-	-	-	530,275	50,127	4,249,976	2,429,362	709,797	54	933,627

Realized gain (loss)	464,458	460,894	(2,478,929)	1,012,199	88,743	7,947,053	3,592,360	1,808,533	(761)	1,514,461

Change in net unrealized appreciation/depreciation of investments	1,939,061	1,564,367	3,847,552	324,583	38,383	1,856,597	3,527,756	1,638,962	166	(748,871)

Net gain (loss) on investments	2,403,519	2,025,261	1,368,623	1,336,782	127,126	9,803,650	7,120,116	3,447,495	(595)	765,590

Net increase (decrease) in net assets resulting from operations	2,200,277	1,925,275	1,652,423	2,111,194	195,011	8,818,786	7,304,167	3,533,960	(536,345)	764,295

Capital transactions:
Transfer of net premiums	244,330	399,755	111,184	1,553,484	55,086	1,216,816	1,316,040	4,840,216	1,394,098	77,931
Transfers due to death benefits	(215,427)	(224,837)	(26,070)	(700,912)	(14,851)	(909,645)	(748,341)	(12,971)	(302,354)	(2,108)
Transfers due to annuity benefit payments	(11,771)	(11,929)	(3,196)	(2,220)	-	(32,374)	(21,466)	(3,867)	(23,039)	(1,100)
Transfers due to withdrawal of funds	(1,819,009)	(1,937,576)	(598,443)	(4,671,082)	(742,783)	(8,554,498)	(5,371,627)	(3,390,716)	(11,427,255)	(270,545)
Transfers due to loans, net of repayments	13,876	12,654	6,318	15,958	-	(5,332)	50,565	(42,544)	85,340	76
Transfers due to rider and contingent deferred sales charges	(574)	(1,511)	(326)	(4,292)	(307)	(3,081)	(3,606)	(670)	2,958	(131)
Transfers due to net charge (credit) to annuitant mortality fluctuation	(926)	1,937	826	1,038	-	(3,949)	3,208	854	(2,861)	95
Transfers between Sub-Accounts and to/from Fixed Account	(52,099)	(884,645)	(16,945,798)	973,149	2,294,860	(3,544,469)	(2,199,279)	4,801,805	46,164,085	(5,313,923)

Net increase (decrease) in net assets resulting from capital transactions	(1,841,600)	(2,646,152)	(17,455,505)	(2,834,877)	1,592,005	(11,836,532)	(6,974,506)	6,192,107	35,890,972	(5,509,705)

Total increase (decrease)	358,677	(720,877)	(15,803,082)	(723,683)	1,787,016	(3,017,746)	329,661	9,726,067	35,354,627	(4,745,410)

NET ASSETS, at beginning of the year	15,644,962	17,121,843	15,803,082	48,438,560	4,216,920	75,155,839	50,848,634	27,610,427	12,472,178	4,745,410

NET ASSETS, at end of the year	$16,003,639	$16,400,966	$-	$47,714,877	$6,003,936	$72,138,093	$51,178,295	$37,336,494	$47,826,805	$-

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2012

	MML Short-Duration Bond Sub-Account	MML Small Cap Index Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Company Value Sub-Account	MML Small/Mid Cap Equity Sub-Account	MML Small/MId Cap Value Sub-Account	MML Strategic Emerging Markets Sub-Account	MML Total Return Sub-Account	Oppenheimer Balanced Sub-Account	Oppenheimer Capital Appreciation Sub-Account

Investment income
Dividends	$42,919	$104,234	$-	$-	$-	$92,084	$1,599	$3,647	$323,990	$308,086

Expenses
Mortality and expense risk fees and administrative charges	29,132	47,322	156,557	4,723	250,303	164,303	10,393	2,345	269,027	596,773

Net investment income (loss)	13,787	56,912	(156,557)	(4,723)	(250,303)	(72,219)	(8,794)	1,302	54,963	(288,687)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(9,286)	1,595,968	511,426	6,170	(141,696)	175,186	(39,198)	921	(1,011,013)	2,387,149
Realized gain distribution	50,210	95,100	1,265,512	11,434	291,429	-	-	-	-	-

Realized gain (loss)	40,924	1,691,068	1,776,938	17,604	149,733	175,186	(39,198)	921	(1,011,013)	2,387,149

Change in net unrealized appreciation/depreciation of investments	(26,926)	(944,850)	(237,420)	34,591	3,077,936	2,006,119	158,872	4,294	2,753,445	3,476,650

Net gain (loss) on investments	13,998	746,218	1,539,518	52,195	3,227,669	2,181,305	119,674	5,215	1,742,432	5,863,799

Net increase (decrease) in net assets resulting from operations	27,785	803,130	1,382,961	47,472	2,977,366	2,109,086	110,880	6,517	1,797,395	5,575,112

Capital transactions:
Transfer of net premiums	84,117	100,382	311,472	57,141	440,345	488,548	106,676	56,404	98,820	972,685
Transfers due to death benefits	(29,971)	(1,673)	(184,657)	-	(205,898)	(140,639)	(1,322)	-	(491,481)	(326,346)
Transfers due to annuity benefit payments	-	(763)	(9,183)	-	(1,788)	(204)	-	-	(13,995)	(16,995)
Transfers due to withdrawal of funds	(268,954)	(281,135)	(1,236,122)	(14,283)	(2,427,786)	(1,285,647)	(36,897)	(2,537)	(2,428,473)	(4,534,512)
Transfers due to loans, net of repayments	-	5,365	8,576	(79)	484	(46)	5,575	(2,927)	(818)	29,264
Transfers due to rider and contingent deferred sales charges	(111)	(151)	(765)	-	(1,341)	(624)	-	(17)	(529)	(1,779)
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	195	(519)	-	112	(266)	-	-	5,251	(10,574)
Transfers between Sub-Accounts and to/from Fixed Account	1,443,428	(11,358,382)	(578,829)	90,785	260,060	(894,387)	52,702	538,116	10,804,178	(1,794,451)

Net increase (decrease) in net assets resulting from capital transactions	1,228,509	(11,536,162)	(1,690,027)	133,564	(1,935,812)	(1,833,265)	126,734	589,039	7,972,953	(5,682,708)

Total increase (decrease)	1,256,294	(10,733,032)	(307,066)	181,036	1,041,554	275,821	237,614	595,556	9,770,348	(107,596)

NET ASSETS, at beginning of the year	1,605,906	10,733,032	11,844,950	288,729	18,253,897	12,667,235	727,383	-	13,063,511	45,102,958

NET ASSETS, at end of the year	$2,862,200	$-	$11,537,884	$469,765	$19,295,451	$12,943,056	$964,997	$595,556	$22,833,859	$44,995,362

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2012

	Oppenheimer Core Bond Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer Global Strategic Income Sub-Account	Oppenheimer High Income Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer Small- & Mid-Cap Growth Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account

Investment income
Dividends	$674,352	$1,976,980	$3,924,790	$940,444	$416,389	$483,065	$2,087	$-	$132,756	$296,563

Expenses
Mortality and expense risk fees and administrative charges	182,169	1,172,743	860,170	62,327	370,052	620,038	259,890	377,947	47,007	52,700

Net investment income (loss)	492,183	804,237	3,064,620	878,117	46,337	(136,973)	(257,803)	(377,947)	85,749	243,863

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(1,038,476)	3,500,410	1,120,351	(1,198,072)	1,866,994	1,789,733	-	1,303,000	2,681,094	261,024
Realized gain distribution	-	-	724,102	-	-	-	-	-	-	-

Realized gain (loss)	(1,038,476)	3,500,410	1,844,453	(1,198,072)	1,866,994	1,789,733	-	1,303,000	2,681,094	261,024

Change in net unrealized appreciation/depreciation of investments	1,707,434	12,173,945	2,690,208	970,652	3,380,340	4,157,851	-	3,119,913	(1,381,340)	166,883

Net gain (loss) on investments	668,958	15,674,355	4,534,661	(227,420)	5,247,334	5,947,584	-	4,422,913	1,299,754	427,907

Net increase (decrease) in net assets resulting from operations	1,161,141	16,478,592	7,599,281	650,697	5,293,671	5,810,611	(257,803)	4,044,966	1,385,503	671,770

Capital transactions:
Transfer of net premiums	1,321	2,211,093	1,666,001	(3,556)	678,720	559,567	539,980	657,243	48,000	52,780
Transfers due to death benefits	(159,288)	(560,535)	(612,197)	(114,915)	(321,101)	(307,374)	(231,448)	(206,396)	(9,565)	(233,359)
Transfers due to annuity benefit payments	(27,890)	(27,064)	(21,011)	(3,312)	(8,203)	(6,569)	(918)	(6,375)	(76)	(9,299)
Transfers due to withdrawal of funds	(1,993,486)	(10,756,685)	(8,230,272)	(895,596)	(3,672,318)	(4,893,907)	(3,037,827)	(2,936,896)	(374,306)	(541,979)
Transfers due to loans, net of repayments	-	67,730	25,224	(302)	8,433	33,154	36,858	37,454	2,264	(709)
Transfers due to rider and contingent deferred sales charges	(1,250)	(3,838)	(2,679)	(1,328)	(907)	(1,330)	1,016	(866)	(112)	(199)
Transfers due to net charge (credit) to annuitant mortality fluctuation	(2,472)	(2,357)	(13,829)	593	(2,255)	(261)	221	254	23	451
Transfers between Sub-Accounts and to/from Fixed Account	(454,119)	(5,732,664)	4,827,468	(5,743,918)	(1,587,084)	9,681,273	(1,139,713)	(46,334)	(11,246,708)	(11,900,564)

Net increase (decrease) in net assets resulting from capital transactions	(2,637,184)	(14,804,320)	(2,361,295)	(6,762,334)	(4,904,715)	5,064,553	(3,831,831)	(2,501,916)	(11,580,480)	(12,632,878)

Total increase (decrease)	(1,476,043)	1,674,272	5,237,986	(6,111,637)	388,956	10,875,164	(4,089,634)	1,543,050	(10,194,977)	(11,961,108)

NET ASSETS, at beginning of the year	14,401,412	91,320,019	65,399,487	6,111,637	28,102,018	38,447,344	22,468,530	27,255,956	10,194,977	11,961,108

NET ASSETS, at end of the year	$12,925,369	$92,994,291	$70,637,473	$-	$28,490,974	$49,322,508	$18,378,896	$28,799,006	$-	$-

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2012

PIMCO CommodityRealReturn® Strategy Sub-Account

Investment income
Dividends	$91,659

Expenses
Mortality and expense risk fees and administrative charges	49,880

Net investment income (loss)	41,779

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(109,382)
Realized gain distribution	127,236

Realized gain (loss)	17,854

Change in net unrealized appreciation/depreciation of investments	85,037

Net gain (loss) on investments	102,891

Net increase (decrease) in net assets resulting from operations	144,670

Capital transactions:
Transfer of net premiums	191,563
Transfers due to death benefits	(3,318)
Transfers due to annuity benefit payments	(2,047)
Transfers due to withdrawal of funds	(491,095)
Transfers due to loans, net of repayments	(823)
Transfers due to rider and contingent deferred sales charges	(133)
Transfers due to net charge (credit) to annuitant mortality fluctuation	8
Transfers between Sub-Accounts and to/from Fixed Account	50,285

Net increase (decrease) in net assets resulting from capital transactions	(255,560)

Total increase (decrease)	(110,890)

NET ASSETS, at beginning of the year	3,767,626

NET ASSETS, at end of the year	$3,656,736

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2011

	Fidelity® VIP Contrafund® Sub-Account	ING Clarion Global Real Estate Sub-Account	Invesco V.I. Dividend Growth Sub-Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Technology Sub-Account	MML Aggressive Allocation Sub-Account	MML Babson Enhanced Index Core Equity Sub-Account	MML Balanced Allocation Sub-Account	MML Babson Blend Sub-Account	MML T. Rowe Price Blue Chip Growth Sub-Account

Investment income
Dividends	$929,658	$63,169	$3,930	$-	$8,330	$81,485	$85,327	$288,416	$1,361,391	$4,718

Expenses
Mortality and expense risk fees and administrative charges	1,264,680	25,025	26,102	112,779	61,353	89,950	82,781	140,533	855,755	168,831

Net investment income (loss)	(335,022)	38,144	(22,172)	(112,779)	(53,023)	(8,465)	2,546	147,883	505,636	(164,113)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(1,632,487)	2,771	(276,764)	241,122	374,277	184,989	(300,417)	503,731	1,290,629	419,640
Realized gain distribution	-	-	-	-	-	-	-	200,410	-	-

Realized gain (loss)	(1,632,487)	2,771	(276,764)	241,122	374,277	184,989	(300,417)	704,141	1,290,629	419,640

Change in net unrealized appreciation/depreciation of investments	(1,447,632)	(159,801)	236,645	103,276	(611,855)	(417,933)	366,841	(806,935)	469,077	(237,421)

Net gain (loss) on investments	(3,080,119)	(157,030)	(40,119)	344,398	(237,578)	(232,944)	66,424	(102,794)	1,759,706	182,219

Net increase (decrease) in net assets resulting from operations	(3,415,141)	(118,886)	(62,291)	231,619	(290,601)	(241,409)	68,970	45,089	2,265,342	18,106

Capital transactions:
Transfer of net premiums	2,344,516	89,726	50,766	274,603	99,964	1,584,399	405,227	1,739,304	1,421,154	576,166
Transfers due to death benefits	(560,158)	(240)	(7,275)	(95,415)	(68,660)	-	(83,648)	(47,120)	(1,169,378)	(92,453)
Transfers due to annuity benefit payments	(14,677)	-	(303)	(664)	(1,782)	-	(7,127)	(380)	(21,121)	(3,048)
Transfers due to withdrawal of funds	(12,113,869)	(181,428)	(194,377)	(1,028,330)	(529,117)	(908,867)	(756,121)	(1,983,381)	(6,190,658)	(1,392,745)
Transfers due to loans, net of repayments	(2,521)	(58)	2,342	3,124	(938)	(23,534)	(1,983)	(7,351)	19,440	(10,567)
Transfers due to rider and contingent deferred sales charges	(6,629)	(148)	(168)	(752)	(481)	(1)	(364)	(439)	(3,877)	(769)
Transfers due to net charge (credit) to annuitant mortality fluctuation	459	-	128	67	141	-	1,716	83	2,371	(353)
Transfers between Sub-Accounts and to/from Fixed Account	(3,145,720)	(127,130)	(36,654)	(90,880)	(151,588)	498,074	(483,179)	1,888,235	(1,373,903)	101,322

Net increase (decrease) in net assets resulting from capital transactions	(13,498,599)	(219,278)	(185,541)	(938,247)	(652,461)	1,150,071	(925,479)	1,588,951	(7,315,972)	(822,447)

Total increase (decrease)	(16,913,740)	(338,164)	(247,832)	(706,628)	(943,062)	908,662	(856,509)	1,634,040	(5,050,630)	(804,341)

NET ASSETS, at beginning of the year	103,494,362	2,122,080	2,109,483	8,694,526	4,911,093	6,677,316	6,531,060	10,350,816	68,324,616	13,059,637

NET ASSETS, at end of the year	$86,580,622	$1,783,916	$1,861,651	$7,987,898	$3,968,031	$7,585,978	$5,674,551	$11,984,856	$63,273,986	$12,255,296

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2011

	MML Capital Guardian Asset Allocation Sub-Account	MML Baring China Sub-Account	MML Conservative Allocation Sub-Account	MML American Funds® Core Allocation Sub-Account	MML Emerging Growth Sub-Account	MML Oppenheimer/ Loomis Sayles Equity Sub-Account	MML T. Rowe Price Equity Income Sub-Account	MML Equity Index Sub-Account	MML Templeton Foreign Sub-Account	MML MFS Global Sub-Account

Investment income
Dividends	$757,558	$-	$314,920	$30,777	$-	$597,806	$362,936	$260,397	$328,848	$133,864

Expenses
Mortality and expense risk fees and administrative charges	485,141	3,618	139,976	22,640	34,397	498,291	282,821	220,259	230,483	187,850

Net investment income (loss)	272,417	(3,618)	174,944	8,137	(34,397)	99,515	80,115	40,138	98,365	(53,986)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(984,089)	(5,812)	348,529	8,378	(51,793)	(601,529)	(268,346)	517,845	(753,207)	(563,903)
Realized gain distribution	-	10,080	556,444	7,604	-	-	-	-	-	-

Realized gain (loss)	(984,089)	4,268	904,973	15,982	(51,793)	(601,529)	(268,346)	517,845	(753,207)	(563,903)

Change in net unrealized appreciation/depreciation of investments	850,138	(69,175)	(964,601)	(53,700)	(104,993)	(1,327,105)	(304,277)	(492,148)	(1,209,079)	(80,889)

Net gain (loss) on investments	(133,951)	(64,907)	(59,628)	(37,718)	(156,786)	(1,928,634)	(572,623)	25,697	(1,962,286)	(644,792)

Net increase (decrease) in net assets resulting from operations	138,466	(68,525)	115,316	(29,581)	(191,183)	(1,829,119)	(492,508)	65,835	(1,863,921)	(698,778)

Capital transactions:
Transfer of net premiums	1,171,641	61,750	1,277,451	763,643	100,519	844,558	873,978	312,079	518,369	268,350
Transfers due to death benefits	(416,172)	-	-	-	(6,967)	(262,039)	(92,077)	(269,656)	(154,581)	(194,610)
Transfers due to annuity benefit payments	(108,177)	-	(1,652)	-	(945)	(20,423)	(4,447)	(5,389)	(7,758)	(3,175)
Transfers due to withdrawal of funds	(4,206,757)	(5,439)	(665,759)	(18,638)	(361,380)	(4,759,559)	(2,825,121)	(1,998,653)	(2,360,894)	(1,808,411)
Transfers due to loans, net of repayments	5,807	183	(27,935)	(20,456)	(4,226)	38,976	(4,040)	9,256	1,730	7,732
Transfers due to rider and contingent deferred sales charges	(1,814)	-	(113)	-	(139)	(1,744)	(1,560)	(468)	(1,411)	(1,133)
Transfers due to net charge (credit) to annuitant mortality fluctuation	4,408	-	6	-	80	3,104	1,061	512	914	1
Transfers between Sub-Accounts and to/from Fixed Account	(2,112,043)	11,278	2,081,256	84,555	(137,020)	(1,462,612)	(333,286)	(694,474)	(1,024,059)	(569,215)

Net increase (decrease) in net assets resulting from capital transactions	(5,663,107)	67,772	2,663,254	809,104	(410,078)	(5,619,739)	(2,385,492)	(2,646,793)	(3,027,690)	(2,300,461)

Total increase (decrease)	(5,524,641)	(753)	2,778,570	779,523	(601,261)	(7,448,858)	(2,878,000)	(2,580,958)	(4,891,611)	(2,999,239)

NET ASSETS, at beginning of the year	40,014,703	272,945	9,727,064	1,511,448	2,852,990	42,047,178	23,345,832	17,567,398	19,353,021	15,226,337

NET ASSETS, at end of the year	$34,490,062	$272,192	$12,505,634	$2,290,971	$2,251,729	$34,598,320	$20,467,832	$14,986,440	$14,461,410	$12,227,098

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2011

	MML American Funds® Growth Sub-Account	MML Growth & Income Sub-Account	MML Growth Allocation Sub-Account	MML Babson High Yield Sub-Account	MML Income & Growth Sub-Account	MML Babson Inflation-Protected and Income Sub-Account	MML American Funds® International Sub-Account	MML Rainier Large Cap Growth Sub-Account	MML Davis Large Cap Value Sub-Account	MML Legg Mason Concentrated Growth Sub-Account

Investment income
Dividends	$2,694	$369,941	$334,880	$57,260	$975,380	$1,104,466	$9,765	$39,292	$170,686	$122,810

Expenses
Mortality and expense risk fees and administrative charges	11,491	435,405	212,668	9,332	435,633	290,134	7,936	233,912	253,914	232,830

Net investment income (loss)	(8,797)	(65,464)	122,212	47,928	539,747	814,332	1,829	(194,620)	(83,228)	(110,020)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	16,567	(1,560,758)	167,129	10,124	(1,255,342)	273,645	1,165	224,005	103,293	(1,683,392)
Realized gain distribution	19,710	-	-	-	-	-	14,174	-	-	-

Realized gain (loss)	36,277	(1,560,758)	167,129	10,124	(1,255,342)	273,645	15,339	224,005	103,293	(1,683,392)

Change in net unrealized appreciation/depreciation of investments	(99,779)	704,386	(655,174)	(30,207)	2,112,270	1,438,056	(135,979)	(876,975)	(1,022,821)	1,450,519

Net gain (loss) on investments	(63,502)	(856,372)	(488,045)	(20,083)	856,928	1,711,701	(120,640)	(652,970)	(919,528)	(232,873)

Net increase (decrease) in net assets resulting from operations	(72,299)	(921,836)	(365,833)	27,845	1,396,675	2,526,033	(118,811)	(847,590)	(1,002,756)	(342,893)

Capital transactions:
Transfer of net premiums	203,876	997,050	4,163,300	100,313	609,807	783,564	145,777	324,665	636,567	417,403
Transfers due to death benefits	-	(348,953)	-	-	(255,886)	(140,291)	-	(143,676)	(223,696)	(318,595)
Transfers due to annuity benefit payments	-	(7,939)	-	-	(3,715)	(5,412)	-	(11,154)	(15,225)	(9,208)
Transfers due to withdrawal of funds	(31,414)	(4,037,414)	(1,091,114)	(106,974)	(3,898,590)	(2,582,831)	(41,359)	(2,167,045)	(2,483,205)	(2,076,662)
Transfers due to loans, net of repayments	(8,011)	(7,137)	(37,867)	240	30,009	(35,053)	(2,223)	(17,254)	10,571	(8,287)
Transfers due to rider and contingent deferred sales charges	-	(2,721)	(310)	(115)	(2,642)	(1,519)	-	(1,592)	(2,340)	(1,038)
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	1,827	-	-	740	803	-	1,355	2,134	1,723
Transfers between Sub-Accounts and to/from Fixed Account	284,906	(2,227,299)	1,216,222	788,479	(1,546,666)	1,575,363	206,810	(781,993)	(1,228,787)	(1,055,048)

Net increase (decrease) in net assets resulting from capital transactions	449,357	(5,632,586)	4,250,231	781,943	(5,066,943)	(405,376)	309,005	(2,796,694)	(3,303,981)	(3,049,712)

Total increase (decrease)	377,058	(6,554,422)	3,884,398	809,788	(3,670,268)	2,120,657	190,194	(3,644,284)	(4,306,737)	(3,392,605)

NET ASSETS, at beginning of the year	708,466	37,143,750	15,314,949	454,531	34,788,401	21,723,909	535,109	19,289,246	21,428,580	19,195,687

NET ASSETS, at end of the year	$1,085,524	$30,589,328	$19,199,347	$1,264,319	$31,118,133	$23,844,566	$725,303	$15,644,962	$17,121,843	$15,803,082

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2011

	MML Babson Managed Bond Sub-Account	MML Babson Managed Bond Sub-Account	MML T. Rowe Price Mid Cap Growth Sub-Account	MML American Century Mid Cap Value Sub-Account	MML Moderate Allocation Sub-Account	MML Money Market Sub-Account	MML NASDAQ-100® Sub-Account	MML Babson Short-Duration Bond Sub-Account	MML Small Cap Index Sub-Account	MML W&R/Wellington Small Cap Growth Equity Sub-Account

Investment income	(Initial Class)	(Service Class)
Dividends	$1,804,034	$133,474	$-	$1,101,962	$506,489	$217	$13,222	$16,312	$81,992	$-

Expenses
Mortality and expense risk fees and administrative charges	633,114	50,175	1,115,874	717,119	312,799	145,746	65,116	13,357	156,419	184,088

Net investment income (loss)	1,170,920	83,299	(1,115,874)	384,843	193,690	(145,529)	(51,894)	2,955	(74,427)	(184,088)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	902,834	22,492	3,792,205	313,997	753,908	(2,268)	357,179	3,486	148,524	1,026,861
Realized gain distribution	919,501	68,143	-	-	18,756	191	-	6,038	-	541,068

Realized gain (loss)	1,822,335	90,635	3,792,205	313,997	772,664	(2,077)	357,179	9,524	148,524	1,567,929

Change in net unrealized appreciation/depreciation of investments	(133,259)	32,165	(4,542,666)	(1,768,746)	(1,106,765)	1,903	(220,376)	6,111	(205,410)	(2,225,871)

Net gain (loss) on investments	1,689,076	122,800	(750,461)	(1,454,749)	(334,101)	(174)	136,803	15,635	(56,886)	(657,942)

Net increase (decrease) in net assets resulting from operations	2,859,996	206,099	(1,866,335)	(1,069,906)	(140,411)	(145,703)	84,909	18,590	(131,313)	(842,030)

Capital transactions:
Transfer of net premiums	2,139,639	29,666	1,528,241	1,243,152	6,064,569	643,667	247,060	108,292	338,320	330,005
Transfers due to death benefits	(811,536)	(47,349)	(809,564)	(396,563)	(4,310)	(93,004)	(22,799)	-	(121,371)	(92,197)
Transfers due to annuity benefit payments	(2,188)	-	(34,919)	(22,884)	(1,524)	-	(3,264)	-	(6,943)	(10,099)
Transfers due to withdrawal of funds	(5,581,329)	(478,745)	(10,223,487)	(6,485,214)	(2,212,770)	(6,605,177)	(532,622)	(244,231)	(1,385,930)	(2,198,543)
Transfers due to loans, net of repayments	(1,510)	-	10,825	1,563	(51,422)	(9,533)	1,631	-	(8,748)	5,370
Transfers due to rider and contingent deferred sales charges	(12,264)	(274)	(4,276)	(5,403)	(513)	(1,341)	(377)	(74)	(548)	(1,096)
Transfers due to net charge (credit) to annuitant mortality fluctuation	881	-	6,953	5,088	274	-	227	-	567	1,863
Transfers between Sub-Accounts and to/from Fixed Account	52,415	1,027,475	(3,705,392)	(2,822,453)	1,698,787	7,536,224	(120,096)	902,227	(764,866)	(593,205)

Net increase (decrease) in net assets resulting from capital transactions	(4,215,892)	530,773	(13,231,619)	(8,482,714)	5,493,091	1,470,836	(430,240)	766,214	(1,949,519)	(2,557,902)

Total increase (decrease)	(1,355,896)	736,872	(15,097,954)	(9,552,620)	5,352,680	1,325,133	(345,331)	784,804	(2,080,832)	(3,399,932)

NET ASSETS, at beginning of the year	49,794,456	3,480,048	90,253,793	60,401,254	22,257,747	11,147,045	5,090,741	821,102	12,813,864	15,244,882

NET ASSETS, at end of the year	$48,438,560	$4,216,920	$75,155,839	$50,848,634	$27,610,427	$12,472,178	$4,745,410	$1,605,906	$10,733,032	$11,844,950

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2011

	MML T. Rowe Price Small Company Value Sub-Account	MML Small/Mid Cap Equity Sub-Account	MML AllianceBernstein Small/Mid Cap Value Sub-Account	MML Baring Strategic Emerging Markets Sub-Account	Oppenheimer Balanced Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Core Bond Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer Global Strategic Income Sub-Account	Oppenheimer High Income Sub-Account

Investment income
Dividends	$-	$189,186	$83,761	$117	$351,419	$192,421	$956,190	$1,427,107	$2,436,502	$693,154

Expenses
Mortality and expense risk fees and administrative charges	3,102	270,184	185,851	9,518	194,490	657,031	206,898	1,392,658	942,589	95,409

Net investment income (loss)	(3,102)	(80,998)	(102,090)	(9,401)	156,929	(464,610)	749,292	34,449	1,493,913	597,745

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	2,640	489,364	(8,380)	32,012	(1,537,956)	2,242,944	(1,521,803)	2,727,216	1,241,205	(2,853,257)
Realized gain distribution	3,642	2,736,764	-	59,480	-	-	-	-	936,630	-

Realized gain (loss)	6,282	3,226,128	(8,380)	91,492	(1,537,956)	2,242,944	(1,521,803)	2,727,216	2,177,835	(2,853,257)

Change in net unrealized appreciation/depreciation of investments	(11,101)	(3,787,629)	(1,155,485)	(286,529)	1,332,643	(2,881,288)	1,814,230	(12,464,021)	(3,777,618)	2,046,450

Net gain (loss) on investments	(4,819)	(561,501)	(1,163,865)	(195,037)	(205,313)	(638,344)	292,427	(9,736,805)	(1,599,783)	(806,807)

Net increase (decrease) in net assets resulting from operations	(7,921)	(642,499)	(1,265,955)	(204,438)	(48,384)	(1,102,954)	1,041,719	(9,702,356)	(105,870)	(209,062)

Capital transactions:
Transfer of net premiums	84,877	476,896	558,941	154,446	-	1,161,553	(122)	2,569,266	1,846,242	521
Transfers due to death benefits	-	(176,957)	(60,643)	-	(204,937)	(889,198)	(489,251)	(464,385)	(1,223,754)	(85,939)
Transfers due to annuity benefit payments	-	(2,344)	(319)	-	(36,270)	(17,562)	(30,854)	(27,574)	(29,410)	(4,528)
Transfers due to withdrawal of funds	(15,474)	(2,612,872)	(1,988,412)	(64,461)	(1,814,880)	(5,956,085)	(2,351,873)	(13,863,298)	(11,420,970)	(1,162,479)
Transfers due to loans, net of repayments	(2,445)	7,160	(5,122)	(3,074)	(6,131)	30,305	-	(22,247)	(44,636)	(1,991)
Transfers due to rider and contingent deferred sales charges	-	(2,333)	(751)	-	(1,042)	(4,081)	(1,363)	(7,296)	(6,002)	(1,894)
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	120	94	-	5,780	1,948	3,298	6,232	2,308	761
Transfers between Sub-Accounts and to/from Fixed Account	(1,665)	(1,202,405)	(729,920)	5,526	(754,067)	(3,222,806)	(460,762)	(4,256,582)	(1,057,625)	(364,405)

Net increase (decrease) in net assets resulting from capital transactions	65,293	(3,512,735)	(2,226,132)	92,437	(2,811,547)	(8,895,926)	(3,330,927)	(16,065,884)	(11,933,847)	(1,619,954)

Total increase (decrease)	57,372	(4,155,234)	(3,492,087)	(112,001)	(2,859,931)	(9,998,880)	(2,289,208)	(25,768,240)	(12,039,717)	(1,829,016)

NET ASSETS, at beginning of the year	231,357	22,409,131	16,159,322	839,384	15,923,442	55,101,838	16,690,620	117,088,259	77,439,204	7,940,653

NET ASSETS, at end of the year	$288,729	$18,253,897	$12,667,235	$727,383	$13,063,511	$45,102,958	$14,401,412	$91,320,019	$65,399,487	$6,111,637

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2011

	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer Small- & Mid-Cap Growth Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	PIMCO CommodityRealReturn® Strategy Sub-Account

Investment income
Dividends	$334,453	$362,508	$2,677	$-	$90,178	$362,518	$582,518

Expenses
Mortality and expense risk fees and administrative charges	435,480	549,846	337,864	397,845	149,808	177,407	55,293

Net investment income (loss)	(101,027)	(187,338)	(335,187)	(397,845)	(59,630)	185,111	527,225

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	1,720,919	692,315	-	960,642	56,702	118,326	(106,746)
Realized gain distribution	-	-	-	-	-	-	-

Realized gain (loss)	1,720,919	692,315	-	960,642	56,702	118,326	(106,746)

Change in net unrealized appreciation/depreciation of investments	(4,193,735)	(1,095,726)	-	(411,198)	(120,237)	(423,255)	(809,548)

Net gain (loss) on investments	(2,472,816)	(403,411)	-	549,444	(63,535)	(304,929)	(916,294)

Net increase (decrease) in net assets resulting from operations	(2,573,843)	(590,749)	(335,187)	151,599	(123,165)	(119,818)	(389,069)

Capital transactions:
Transfer of net premiums	871,029	627,390	471,227	879,020	87,428	102,446	214,513
Transfers due to death benefits	(344,153)	(363,106)	(446,477)	(168,328)	(20,003)	(135,978)	(45,080)
Transfers due to annuity benefit payments	(8,144)	(4,828)	(888)	(5,945)	(176)	(11,637)	(2,627)
Transfers due to withdrawal of funds	(3,503,998)	(5,306,471)	(6,786,043)	(3,560,485)	(1,654,864)	(1,276,543)	(421,516)
Transfers due to loans, net of repayments	3,725	(6,231)	64,886	(51,621)	(2,024)	3,039	751
Transfers due to rider and contingent deferred sales charges	(1,213)	(2,280)	(2,321)	(2,030)	(416)	(526)	(171)
Transfers due to net charge (credit) to annuitant mortality fluctuation	65	(173)	234	240	(41)	852	47
Transfers between Sub-Accounts and to/from Fixed Account	(1,908,101)	(1,423,795)	1,408,062	(1,286,305)	(326,711)	(79,718)	401,916

Net increase (decrease) in net assets resulting from capital transactions	(4,890,790)	(6,479,494)	(5,291,320)	(4,195,454)	(1,916,807)	(1,398,065)	147,833

Total increase (decrease)	(7,464,633)	(7,070,243)	(5,626,507)	(4,043,855)	(2,039,972)	(1,517,883)	(241,236)

NET ASSETS, at beginning of the year	35,566,651	45,517,587	28,095,037	31,299,811	12,234,949	13,478,991	4,008,862

NET ASSETS, at end of the year	$28,102,018	$38,447,344	$22,468,530	$27,255,956	$10,194,977	$11,961,108	$3,767,626

See Notes to Financial Statements.

C.M. Multi-Account A

Notes To Financial Statements

1.	ORGANIZATION

C.M. Multi-Account A (the “Separate Account”) is a separate investment account of C.M. Life Insurance Company (“C.M. Life”) established on August 3, 1994. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940 (“the 1940 Act”).

C.M. Life is a subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”).

C.M. Life maintains three segments within the Separate Account, they are: Panorama Premier, Panorama Passage®, and MassMutual Artistry. One of the three segments, Panorama Passage®, has multiple tiers. The unit values of these tiers differ based on the associated expense ratio.

The assets and liabilities of the Separate Account are clearly identified and distinguished from C.M. Life’s other assets and liabilities. The Separate Account assets are not chargeable with liabilities arising from any other C.M. Life business.

2.	INVESTMENT OF THE SEPARATE ACCOUNT’S ASSETS

As of December 31, 2012, the Separate Account consists of fifty-one sub-accounts which invest in the following mutual funds. All of the funds may not be available to all of the three segments of the Separate Account:

Sub-Accounts	The sub-account listed in the first column invests in the fund in this column

Fidelity® VIP Contrafund® Sub-Account	Fidelity® VIP Contrafund® Portfolio [1]

ING Clarion Global Real Estate Sub-Account	ING Clarion Global Real Estate Portfolio [2]

Invesco V.I. Diversified Dividend Sub-Account	Invesco V.I. Diversified Dividend Fund [3,10]

Invesco V.I. Global Heath Care Sub-Account	Invesco V.I. Global Health Care Fund [3]

Invesco V.I. Technology Sub-Account	Invesco V.I. Technology Fund [3]

MML Aggressive Allocation Sub-Account	MML Aggressive Allocation Fund [4]

MML Balanced Allocation Sub-Account	MML Balanced Allocation Fund [4]

MML Blend Sub-Account (formerly known as MML Babson Blend Sub-Account)	MML Blend Fund [5]

MML Blue Chip Growth Sub-Account (formerly known as MML T. Rowe Price Blue Chip Growth Sub-Account)	MML Blue Chip Growth Fund [4]

MML China Sub-Account (formerly known as MML Baring China Sub-Account)	MML China Fund [5]

MML Conservative Allocation Sub-Account	MML Conservative Allocation Fund [4]

MML Core Allocation Sub-Account (formerly known as MML American Funds® Core Allocation Sub-Account)	MML American Funds® Core Allocation [4]

MML Equity Sub-Account (formerly known as MML Oppenheimer/Loomis Sayles Equity Sub-Account)	MML Equity Fund [5]

MML Equity Income Sub-Account (formerly known as MML T. Rowe Price Equity Income Sub-Account)	MML Equity Income Fund [4]

MML Equity Index Sub-Account	MML Equity Index Fund [4]

MML Focused Equity Sub-Account	MML Focused Equity Fund [4,13]

MML Foreign Sub-Account (formerly known as MML Templeton Foreign Sub-Account)	MML Foreign Fund [4]

MML Fundamental Growth Sub-Account	MML Fundamental Growth Fund [4,13]

MML Fundamental Value Sub-Account	MML Fundamental Value Fund [4,13]

Notes To Financial Statements (Continued)

Sub-Accounts	The sub-account listed in the first column invests in the fund in this column

MML Global Sub-Account (formerly known as MML MFS Global Sub-Account)	MML Global Fund [4]

MML Growth Sub-Account (formerly known as MML American Funds® Growth Sub-Account)	MML American Funds® Growth Fund [4]

MML Growth & Income Sub-Account	MML Growth & Income Fund [4]

MML Growth Allocation Sub-Account	MML Growth Allocation Fund [4]

MML High Yield Sub-Account (formerly known as MML Babson High Yield Sub-Account)	MML High Yield Fund [5]

MML Income & Growth Sub-Account	MML Income & Growth Fund [4]

MML Inflation-Protected and Income Sub-Account (formerly known as MML Babson Inflation-Protected and Income Sub-Account)	MML Inflation-Protected and Income Fund [5]

MML International Sub-Account (formerly known as MML American Funds® International Sub-Account)	MML American Funds® International Fund [4]

MML Large Cap Growth Sub-Account (formerly known as MML Rainier Large Cap Growth Sub-Account)	MML Large Cap Growth Fund [4]

MML Large Cap Value Sub-Account (formerly known as MML Davis Large Cap Value Sub-Account)	MML Large Cap Value Fund [4]

MML Managed Bond Sub-Account (formerly known as MML Babson Managed Bond Sub-Account) (Initial and Service Class)	MML Managed Bond Fund [5] (Initial Class and Service Class)

MML Mid Cap Growth Sub-Account (formerly known as MML T. Rowe Price Mid Cap Growth Sub-Account)	MML Mid Cap Growth Fund [4]

MML Mid Cap Value Sub-Account (formerly known as MML American Century Mid Cap Value Sub-Account)	MML Mid Cap Value Fund [4]

MML Moderate Allocation Sub-Account	MML Moderate Allocation Fund [4]

MML Money Market Sub-Account	MML Money Market Fund [5,12]

MML Short-Duration Bond Sub-Accont (formerly known as MML Babson Short-Duration Bond Sub-Account)	MML Short-Duration Bond Fund [5]

MML Small Cap Growth Equity Sub-Account (formerly known as MML W&R/Wellington Small Cap Growth Equity Sub-Account)	MML Small Cap Growth Equity Fund [4]

MML Small Company Value Sub-Account (formerly known as MML T. Rowe Price Small Cap Value Sub-Account)	MML Small Company Value Fund [4]

MML Small/Mid Cap Equity Sub-Account (formerly known as MML Oppenheimer Small/Mid Cap Equity Sub-Account)	MML Small/Mid Cap Equity Fund [5]

MML Small/Mid Cap Value Sub-Account (formerly known as MML AllianceBernstein Small/Mid Cap Value Sub-Account)	MML Small/Mid Cap Value Fund [4]

MML Strategic Emerging Markets Sub-Account (formerly known as MML Baring Strategic Emerging Markets Sub-Account)	MML Strategic Emerging Markets Fund [5]

MML Total Return Sub-Account	MML PIMCO Total Return Fund [4,13]

Oppenheimer Balanced Sub-Account	Oppenheimer Balanced Fund/VA [6,8]

Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Capital Appreciation Fund/VA [6]

Notes To Financial Statements (Continued)

Sub-Accounts	The sub-account listed in the first column invests in the fund in this column

Oppenheimer Core Bond Sub-Account	Oppenheimer Core Bond Fund/VA [6]

Oppenheimer Global Securities Sub-Account	Oppenheimer Global Securities Fund/VA [6]

Oppenheimer Global Strategic Income Sub-Account	Oppenheimer Global Strategic Income Fund/VA [6,11]

Oppenheimer International Growth Sub-Account	Oppenheimer International Growth Fund/VA [6]

Oppenheimer Main Street Sub-Account	Oppenheimer Main Street Fund®/VA [6,9]

Oppenheimer Money Sub-Account	Oppenheimer Money Fund/VA [6]

Oppenheimer Small- & Mid-Cap Growth Sub-Account	Oppenheimer Small- & Mid-Cap Growth Fund/VA [6]

PIMCO CommodityRealReturn® Strategy Sub-Account	PIMCO CommodityRealReturn® Strategy Portfolio [7]

In addition to the fifty-one sub-accounts, some contract owners may also allocate funds to the Fixed Interest Account (“FIA”) which is part of C.M. Life’s general investment account. Because of exemptive and exclusionary provisions in the securities law, interests in the FIA are not registered under the Securities Act of 1933, and the FIA is not registered as an investment company under the 1940 Act.

[1]	Fidelity® Management & Research Company is the investment adviser to this Portfolio.
[2]	ING Investments, LLC is the investment adviser to this Portfolio.
[3]	Invesco Advisers, Inc. is the investment adviser to the listed Funds.
[4]	MassMutual is the investment adviser to the listed MML Trust Funds pursuant to an investment management agreement.
[5]	MassMutual is the investment adviser to the listed MML II Trust Funds pursuant to an investment management agreement.
[6]	OppenheimerFunds, Inc., a wholly owned subsidiary of MassMutual, serves as the investment adviser to the listed Funds/Portfolios.
[7]	Pacific Investment Management Company LLC is the investment adviser to this Portfolio.
[8]	Effective April 27, 2012, Panorama Total Return Portfolio merged into Oppenheimer Balanced Fund/VA.
[9]	Effective April 27, 2012, Panorama Growth Portfolio merged into Oppenheimer Main Street Fund®/VA.
[10]	Prior to April 27, 2012, Invesco V.I. Diversified was formerly known as Invesco V.I. Dividend Growth.
[11]	Effective October 26, 2012, Oppenheimer High Income Fund/VA merged into Oppenheimer Global Strategic Income Fund/VA.
[12]

Effective April 27, 2012, MML Asset Allocation Fund, MML Concentrated Growth Fund, MML Emerging Growth Fund, MML Enhanced Index Core Equity Fund, MML Small Cap Index Fund and MML NASDAQ-100 Fund were liquidated, and proceeds were invested in MML Money Market Fund.

[13]	Effective May 1, 2012 this fund became available as an investment option in the Separate Account.

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Separate Account in preparation of the financial statements in conformity with generally accepted accounting principles.

A.	Investment Valuation

Investments in the investment sub-accounts are valued at the closing net asset value of each of the respective underlying funds, which value their investment securities at fair value.

B.	Accounting for Investments

Investment transactions are accounted for on a trade-date basis and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-distribution date, and they are generally reinvested in the underlying investment sub-account.

C.	Federal Income Taxes

C.M. Life is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to contracts which depend on the Separate Account’s investment performance. Accordingly, no provision for federal income tax has been made. C.M. Life may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Separate Account.

D.	Contract Charges

See Note 8B for charges associated with the contracts.

Notes To Financial Statements (Continued)

E.	Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.	Loans

If the certificate is a tax-sheltered annuity (“TSA”), the contract owners may be able to take a loan under their certificate. All such loans must conform to the requirements of the Internal Revenue Code. There are limitations on the amount of the loan the participants can take, and there is a required loan repayment schedule. When a loan is made, the Separate Account transfers the amount of the loan to C.M. Life, thereby decreasing both the investments and net assets of the Separate Account. The contract owner is charged interest on the outstanding loan amount based on the interest rate then in effect.

G.	Annuitant Mortality Fluctuation

The Separate Account maintains a reserve as required by regulatory authorities to provide for mortality losses incurred. The reserve is adjusted quarterly for mortality losses and gains and its proportionate share of changes in value. Transfers to or from C.M. Life are then made quarterly to adjust the Separate Account. Net transfer from the Separate Account totaled $43,541 for the year ended December 31, 2012. Net transfer from C.M. Life to $47,748 for the year ended December 31, 2011. The reserve is subject to a maximum of 3% of the Separate Account’s annuity reserves. Any mortality losses in excess of this reserve will be borne by C.M. Life. The reserve is not available to owners of the contracts except to the extent necessary to cover mortality losses under the contracts.

H.	Annuity Reserves

Annuity reserves are developed by using accepted actuarial methods and are computed using the 1994 MGDB table.

I.	Fair Value Measurements

In May 2011, the FASB issued ASU No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (IFRS). The amendments in this ASU result in common fair value measurement and disclosure requirements in U.S. GAAP and IFRS. Some of the amendments in this ASU clarify the FASB’s intent about the application of existing fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or disclosing information about fair value measurements. Among other clarifications, this ASU clarifies how premium and discounts (including blockage factors) are considered when measuring fair value and that the highest-and-best-use and valuation-premise concepts only apply to measuring the fair value of nonfinancial assets as financial assets and liabilities do not have alternative uses. The ASU permits an exception to fair value measurement principles for financial assets and financial liabilities with offsetting positions in market risks or counterparty credit risk when several criteria are met. When the criteria are met, an entity can measure the fair value of the net risk position. Additionally, the ASU requires additional quantitative and qualitative disclosures surrounding Level 3 measurements. This ASU was effective January 1, 2012. Adoption of this standard did not have a significant impact on the Separate Account.

4.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs. Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Valuation Inputs: Various inputs are used to determine the value of the Separate Account’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

Notes To Financial Statements (Continued)

•	Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk)
•	Level 3 – unobservable inputs

The net assets of the Separate Account are measured at fair value. All the net assets are categorized as Level 1 as of December 31, 2012. There have been no transfers between levels for the year ended December 31, 2012.

5.	RELATED PARTY TRANSACTIONS

A.	Sales Agreements

The contracts currently being offered are sold by both registered representatives of MML Investors Services, LLC (“MMLIS”), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors, LLC (“MML Distributors”), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with C.M. Life and the Separate Account, MMLIS serves as principal underwriter of the contracts sold by its registered representatives and MML Distributors serves as principal underwriter of the contracts sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors.

Both MMLIS and MML Distributors are registered with the Securities and Exchange Commission (the “SEC”) as broker-dealers under the Securities and Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (the “FINRA”). Commissions for sales of contracts by MMLIS registered representatives are paid on behalf of MMLIS to its registered representatives. Commissions for sales of contracts by registered representatives of other broker-dealers are paid on behalf of MML Distributors to those broker-dealers. MMLIS and MML Distributors also receive compensation for their actions as principal underwriters of the contracts.

B.	Receivable from/Payable to C.M. Life

Certain fees such as cost of insurance fees and mortality and expense risk fees are charges paid between the General Account and the Separate Account.

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2012 were as follows:

	Fidelity® VIP Contrafund ® Sub-Account	ING Clarion Global Real Estate Sub-Account	Invesco V.I. Diversified Dividend Sub-Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Technology Sub-Account	MML Aggressive Allocation Sub-Account	MML Babson Enhanced Index Core Equity Sub-Account	MML Balanced Allocation Sub-Account	MML Blend Sub-Account	MML Blue Chip Growth Sub-Account	MML Capital Guardian Asset Allocation Sub-Account	MML China Sub-Account

Cost of purchases	$7,023,808	$850,012	$699,490	$956,424	$644,176	$2,836,137	$370,965	$5,188,875	$12,367,247	$5,638,216	$1,422,115	$99,147
Proceeds from sales	(17,796,502)	(580,523)	(595,461)	(2,009,646)	(1,057,811)	(848,112)	(6,510,752)	(1,989,985)	(11,843,166)	(3,361,389)	(37,135,065)	(136,149)

	MML Conservative Allocation Sub-Account	MML Core Allocation Sub-Account	MML Emerging Growth Sub-Account	MML Equity Sub-Account	MML Equity Income Sub-Account	MML Equity Index Sub-Account	MML Focused Equity Sub-Account	MML Foreign Sub-Account	MML Fundamental Growth Sub-Account	MML Fundamental Value Sub-Account	MML Global Sub-Account	MML Growth Sub-Account
Cost of purchases	$7,277,348	$909,123	$49,090	$2,715,538	$3,361,365	$2,530,214	$199,074	$1,581,185	$27,126	$46,849	$733,493	$368,802
Proceeds from sales	(2,415,695)	(259,603)	(2,467,746)	(6,487,772)	(5,442,218)	(4,016,483)	(3,523)	(3,497,670)	(4,989)	(2,135)	(2,557,317)	(176,156)

	MML Growth & Income Sub-Account	MML Growth Allocation Sub-Account	MML High Yield Sub-Account	MML Income & Growth Sub-Account	MML Inflation-Protected and Income Sub-Account	MML International Sub-Account	MML Large Cap Growth Sub-Account	MML Large Cap Value Sub-Account	MML Legg Mason Concentrated Growth Sub-Account	MML Managed Bond Sub-Account	MML Managed Bond Sub-Account	MML Mid Cap Growth Sub-Account
										(Initial Class)	(Service Class)
Cost of purchases	$1,834,066	$6,830,337	$1,782,472	$2,281,031	$5,789,879	$256,659	$1,099,908	$1,430,723	$473,103	$8,922,261	$2,864,733	$7,691,025
Proceeds from sales	(6,596,434)	(2,714,356)	(971,680)	(7,194,266)	(5,522,188)	(186,725)	(3,140,934)	(4,179,412)	(17,646,411)	(10,529,551)	(1,153,266)	(16,269,164)

	MML Mid Cap Value Sub-Account	MML Moderate Allocation Sub-Account	MML Money Market Sub-Account	MML NASDAQ-100® Sub-Account	MML Short-Duration Bond Sub-Account	MML Small Cap Index Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Company Value Sub-Account	MML Small/Mid Cap Equity Sub-Account	MML Small/Mid Cap Value Sub-Account	MML Strategic Emerging Markets Sub-Account	MML Total Return Sub-Account
Cost of purchases	$6,366,132	$12,875,098	$73,541,722	$1,634,278	$2,407,526	$492,354	$1,945,948	$216,987	$2,928,962	$1,170,620	$351,216	$725,609
Proceeds from sales	(10,691,309)	(6,049,269)	(38,085,463)	(6,211,216)	(1,114,927)	(11,877,998)	(2,533,743)	(76,799)	(4,809,844)	(3,080,366)	(234,698)	(139,377)

	Oppenheimer Balanced Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Core Bond Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer Global Strategic Income Sub-Account	Oppenheimer High Income Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer Small- & Mid-Cap Growth Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account
Cost of purchases	$13,026,431	$2,292,406	$834,824	$5,806,500	$15,017,034	$1,180,183	$2,585,351	$13,451,283	$3,221,678	$1,501,831	$206,023	$423,406
Proceeds from sales	(4,976,216)	(8,250,664)	(2,979,216)	(19,788,200)	(13,566,697)	(7,067,124)	(7,439,198)	(8,512,941)	(7,310,410)	(4,383,320)	(11,701,065)	(12,814,934)

	PIMCO Commodity RealReturn® Strategy Sub-Account
Cost of purchases	$1,246,123
Proceeds from sales	(1,320,238)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

The changes in outstanding units for the two years ended December 31, 2012 were as follows:

2012	Fidelity® VIP Contrafund ® Sub-Account	ING Clarion Global Real Estate Sub-Account	Invesco V.I. Diversified Dividend Sub-Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Technology Sub-Account	MML Aggressive Allocation Sub-Account	MML Babson Enhanced Index Core Equity Sub-Account	MML Balanced Allocation Sub-Account	MML Blend Sub-Account	MML Blue Chip Growth Sub-Account

Units purchased	151,566	7,104	10,180	17,819	33,652	167,601	1,018	136,778	93,331	30,372
Units withdrawn	(637,731)	(19,300)	(40,199)	(89,810)	(144,763)	(55,578)	(51,458)	(134,340)	(639,253)	(122,607)
Units transferred between Sub-Accounts and to/from the Fixed Account	(77,565)	39,278	44,048	3,435	(97)	71,712	(471,029)	237,154	544,826	237,277

Net increase (decrease)	(563,730)	27,082	14,029	(68,556)	(111,208)	183,735	(521,469)	239,592	(1,096)	145,042

2012 (Continued)	MML Capital Guardian Asset Allocation Sub-Account	MML China Sub-Account	MML Conservative Allocation Sub-Account	MML Core Allocation Sub-Account	MML Emerging Growth Sub-Account	MML Equity Sub-Account	MML Equity Income Sub-Account	MML Equity Index Sub-Account	MML Focused Equity Sub-Account	MML Foreign Sub-Account

Units purchased	26,594	3,029	120,941	42,498	3,702	98,749	47,043	21,926	1,859	42,501
Units withdrawn	(87,799)	(3,725)	(102,820)	(21,820)	(16,065)	(392,680)	(201,789)	(206,907)	(5)	(152,919)
Units transferred between Sub-Accounts and to/from the Fixed Account	(2,548,060)	(2,020)	343,353	20,332	(451,090)	(117,951)	19,026	42,667	17,909	(66,515)

Net increase (decrease)	(2,609,265)	(2,716)	361,474	41,010	(463,453)	(411,882)	(135,720)	(142,314)	19,763	(176,933)

2012 (Continued)	MML Fundamental Growth Sub-Account	MML Fundamental Value Sub-Account	MML Global Sub-Account	MML Growth Sub-Account	MML Growth & Income Sub-Account	MML Growth Allocation Sub-Account	MML High Yield Sub-Account	MML Income & Growth Sub-Account	MML Inflation-Protected and Income Sub-Account	MML International Sub-Account
Units purchased	1,500	2,558	31,999	14,563	67,546	368,640	10,082	49,825	63,594	12,436
Units withdrawn	(33)	(199)	(183,424)	(6,846)	(302,622)	(229,244)	(36,847)	(351,275)	(233,459)	(6,290)
Units transferred between Sub-Accounts and to/from the Fixed Account	864	2,202	(66,520)	2,984	(118,291)	207,430	81,311	(96,262)	145,122	(3,493)

Net increase (decrease)	2,331	4,561	(217,945)	10,701	(353,367)	346,826	54,546	(397,712)	(24,743)	2,653

2012 (Continued)	MML Large Cap Growth Sub-Account	MML Large Cap Value Sub-Account	MML Legg Mason Concentrated Growth Sub-Account	MML Managed Bond Sub-Account	MML Managed Bond Sub-Account	MML Mid Cap Growth Sub-Account	MML Mid Cap Value Sub-Account	MML Moderate Allocation Sub-Account	MML Money Market Sub-Account	MML NASDAQ-100® Sub-Account
				(Initial Class)	(Service Class)
Units purchased	36,515	39,552	17,126	90,362	4,544	63,991	64,619	434,498	160,371	13,552
Units withdrawn	(246,553)	(198,792)	(78,220)	(297,423)	(62,132)	(358,671)	(290,388)	(314,219)	(1,229,256)	(47,417)
Units transferred between Sub-Accounts and to/from the Fixed Account	(9,107)	(82,190)	(2,006,027)	46,676	188,276	(140,140)	(105,481)	425,070	4,780,714	(897,389)

Net increase (decrease)	(219,145)	(241,430)	(2,067,121)	(160,385)	130,688	(434,820)	(331,250)	545,349	3,711,829	(931,254)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2012 (Continued)	MML Short-Duration Bond Sub-Account	MML Small Cap Index Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Company Value Sub-Account	MML Small/Mid Cap Equity Sub-Account	MML Small/Mid Cap Value Sub-Account	MML Strategic Emerging Markets Sub-Account	MML Total Return Sub-Account	Oppenheimer Balanced Sub-Account	Oppenheimer Capital Appreciation Sub-Account

Units purchased	7,998	6,513	28,744	3,585	29,176	28,732	8,009	5,436	9,806	121,061
Units withdrawn	(28,457)	(15,803)	(90,837)	(910)	(158,867)	(80,629)	(2,632)	(518)	(272,304)	(473,495)
Units transferred between Sub-Accounts and to/from the Fixed Account	137,372	(649,554)	(38,157)	5,661	13,416	(51,251)	3,293	52,268	1,006,359	(188,909)

Net increase (decrease)	116,913	(658,844)	(100,250)	8,336	(116,275)	(103,148)	8,670	57,186	743,861	(541,343)

2012 (Continued)	Oppenheimer Core Bond Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer Global Strategic Income Sub-Account	Oppenheimer High Income Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer Small- & Mid-Cap Growth Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account
Units purchased	277	169,869	89,324	(129)	60,289	59,888	51,887	122,387	4,319	8,626
Units withdrawn	(169,987)	(668,696)	(453,436)	(257,201)	(231,671)	(483,224)	(273,710)	(418,206)	(28,129)	(62,112)
Units transferred between Sub-Accounts and to/from the Fixed Account	(35,054)	(342,913)	231,811	(1,382,458)	(101,973)	864,638	(97,397)	(14,225)	(852,735)	(965,155)

Net increase (decrease)	(204,764)	(841,740)	(132,301)	(1,639,788)	(273,355)	441,302	(319,220)	(310,044)	(876,545)	(1,018,641)

2012 (Continued)	PIMCO CommodityRealReturn® Strategy Sub-Account
Units purchased	18,841
Units withdrawn	(49,252)
Units transferred between Sub-Accounts and to/from the Fixed Account	5,498

Net increase (decrease)	(24,913)

2011	Fidelity® VIP Contrafund® Sub-Account	ING Clarion Global Real Estate Sub-Account	Invesco V.I. Dividend Growth Sub-Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Technology Sub-Account	MML Aggressive Allocation Sub-Account	MML Babson Enhanced Index Core Equity Sub-Account	MML Balanced Allocation Sub-Account	MML Babson Blend Sub-Account	MML T. Rowe Price Blue Chip Growth Sub-Account
Units purchased	170,928	8,576	9,546	25,367	32,216	157,147	29,319	165,869	126,321	39,953
Units withdrawn	(717,743)	(16,988)	(32,764)	(92,014)	(181,909)	(93,340)	(77,963)	(193,994)	(630,431)	(101,393)
Units transferred between Sub-Accounts and to/from the Fixed Account	(181,559)	(11,806)	(6,570)	(11,889)	(60,873)	47,009	(46,784)	176,967	(125,903)	5,357

Net increase (decrease)	(728,374)	(20,218)	(29,788)	(78,536)	(210,566)	110,816	(95,428)	148,842	(630,013)	(56,083)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2011 (Continued)	MML Capital Guardian Asset Allocation Sub-Account	MML Baring China Sub-Account	MML Conservative Allocation Sub-Account	MML American Funds® Core Allocation Sub-Account	MML Emerging Growth Sub-Account	MML Oppenheimer/ Loomis Sayles Equity Sub-Account	MML T. Rowe Price Equity Income Sub-Account	MML Equity Index Sub-Account	MML Templeton Foreign Sub-Account	MML MFS Global Sub-Account
Units purchased	92,966	4,176	117,886	58,523	16,154	95,636	59,684	35,728	48,358	40,896
Units withdrawn	(362,587)	(444)	(64,811)	(3,260)	(72,348)	(536,592)	(201,210)	(243,638)	(214,600)	(259,152)
Units transferred between Sub-Accounts and to/from the Fixed Account	(163,631)	692	188,387	6,485	(23,251)	(160,127)	(22,647)	(78,697)	(88,535)	(76,365)

Net increase (decrease)	(433,252)	4,424	241,462	61,748	(79,445)	(601,083)	(164,173)	(286,607)	(254,777)	(294,621)

2011 (Continued)	MML American Funds® Growth Sub-Account	MML Growth & Income Sub-Account	MML Growth Allocation Sub-Account	MML Babson High Yield Sub-Account	MML Income & Growth Sub-Account	MML Babson Inflation-Protected and Income Sub-Account	MML American Funds® International Sub-Account	MML Rainier Large Cap Growth Sub-Account	MML Davis Large Cap Value Sub-Account	MML Legg Mason Concentrated Growth Sub-Account

Units purchased	13,595	85,870	402,737	9,213	69,185	60,761	10,696	50,563	63,673	62,423
Units withdrawn	(2,629)	(356,523)	(113,515)	(9,768)	(366,938)	(210,597)	(3,372)	(298,827)	(261,958)	(313,236)
Units transferred between Sub-Accounts and to/from the Fixed Account	18,579	(179,481)	113,417	71,910	(134,661)	112,680	15,120	(101,976)	(122,872)	(133,591)

Net increase (decrease)	29,545	(450,134)	402,639	71,355	(432,414)	(37,156)	22,444	(350,240)	(321,157)	(384,404)

2011 (Continued)	MML Babson Managed Bond Sub-Account	MML Babson Managed Bond Sub-Account	MML T. Rowe Price Mid Cap Growth Sub-Account	MML American Century Mid Cap Value Sub-Account	MML Moderate Allocation Sub-Account	MML Money Market Sub-Account	MML NASDAQ-100® Sub-Account	MML Babson Short-Duration Bond Sub-Account	MML Small Cap Index Sub-Account	MML W&R/Wellington Small Cap Growth Equity Sub-Account
	(Initial Class)	(Service Class)
Units purchased	131,584	2,581	82,451	65,778	574,408	66,597	48,109	10,497	22,745	30,774
Units withdrawn	(376,551)	(44,986)	(435,483)	(355,053)	(218,258)	(690,473)	(109,829)	(23,755)	(91,537)	(146,565)
Units transferred between Sub-Accounts and to/from the Fixed Account	(10,210)	88,098	(159,149)	(148,998)	156,925	774,484	(27,988)	87,265	(46,843)	(41,649)

Net increase (decrease)	(255,177)	45,693	(512,181)	(438,273)	513,075	150,608	(89,708)	74,007	(115,635)	(157,440)

2011 (Continued)	MML T. Rowe Price Small Company Value Sub-Account	MML Small/Mid Cap Equity Sub-Account	MML AllianceBernstein Small/Mid Cap Value Sub-Account	MML Baring Strategic Emerging Markets Sub-Account	Oppenheimer Balanced Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Core Bond Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer Global Strategic Income Sub-Account	Oppenheimer High Income Sub-Account
Units purchased	5,738	34,493	34,190	9,951	546	149,296	964	189,649	104,738	228
Units withdrawn	(1,241)	(175,604)	(121,479)	(4,270)	(199,667)	(688,606)	(240,643)	(834,556)	(681,032)	(320,616)
Units transferred between Sub-Accounts and to/from the Fixed Account	(242)	(79,763)	(43,456)	649	(78,052)	(338,637)	(38,473)	(259,770)	(65,588)	(96,968)

Net increase (decrease)	4,255	(220,874)	(130,745)	6,330	(277,173)	(877,947)	(278,153)	(904,677)	(641,882)	(417,356)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2011 (Continued)	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer Small- & Mid-Cap Growth Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	PIMCO CommodityRealReturn® Strategy Sub-Account
Units purchased	75,396	75,713	48,988	152,419	9,688	11,143	20,169
Units withdrawn	(211,271)	(589,699)	(610,766)	(529,690)	(139,234)	(117,376)	(44,808)
Units transferred between Sub-Accounts and to/from the Fixed Account	(111,611)	(152,887)	112,457	(183,475)	(31,221)	(6,643)	35,221

Net increase (decrease)	(247,486)	(666,873)	(449,321)	(560,746)	(160,767)	(112,876)	10,582

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS

A.	A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and total return ratios for each of the five years in the period ended December 31, 2012 follows:

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)		Total Return[3] (Lowest to Highest)
Fidelity® VIP Contrafund® Sub-Account
2012	4,776,988	$15.08 to $16.77	$88,266,098	1.30%	1.18% to 1.65%		14.51% to 15.05%
2011	5,340,718	13.11 to 14.64	86,580,622	0.96	1.18 to 1.65		(4.12) to (3.67)
2010	6,069,092	13.60 to 15.27	103,494,362	1.20	1.18 to 1.65	[8]	15.30 to 15.84
2009	6,885,165	11.74 to 13.25	102,114,120	1.36	1.18 to 1.65	[8]	33.49 to 34.12
2008	7,966,020	8.76 to 9.92	89,687,194	0.91	1.18 to 1.65	[8]	(43.46) to (43.19)

ING Clarion Global Real Estate Sub-Account
2012	204,886	12.15 to 12.54	2,549,186	0.54	1.18 to 1.65		23.59 to 24.17
2011	177,804	9.83 to 10.10	1,783,916	3.27	1.18 to 1.65		(6.85) to (6.41)
2010	198,022	10.56 to 10.79	2,122,080	8.78	1.18 to 1.65	[8]	14.10 to 14.64
2009	177,589	9.25 to 9.41	1,661,090	2.47	1.18 to 1.65	[8]	31.23 to 31.85
2008	210,192	7.05 to 7.14	1,492,960	1.92	1.18 to 1.65	[8]	(29.78) to (29.45)

Invesco V.I. Diversified Dividend Sub-Account[14]
2012	322,291	6.50 to 7.08	2,286,382	2.08	1.18 to 1.65		16.78 to 17.33
2011	308,262	5.54 to 6.06	1,861,651	0.21	1.18 to 1.65		(3.69) to (3.24)
2010	338,050	5.73 to 6.30	2,109,483	0.11	1.18 to 1.65	[8]	8.51 to 9.02
2009	387,427	5.25 to 5.80	2,219,280	3.20	1.18 to 1.65	[8]	25.34 to 25.93
2008	449,181	4.17 to 4.63	2,062,061	2.47	1.18 to 1.65	[8]	(60.11) to (59.92)

Invesco V.I. Global Health Care Sub-Account
2012	595,540	13.18 to 14.47	8,524,628	-	1.18 to 1.65		18.92 to 19.48
2011	664,096	11.03 to 12.17	7,987,898	-	1.18 to 1.65		2.25 to 2.73
2010	742,632	10.74 to 11.90	8,694,526	-	1.18 to 1.65	[8]	3.57 to 4.06
2009	882,423	10.32 to 11.49	9,954,814	0.34	1.18 to 1.65	[8]	25.59 to 26.18
2008	1,080,969	8.18 to 9.15	9,722,422	-	1.18 to 1.65	[8]	(29.79) to (29.46)

Invesco V.I. Technology Sub-Account
2012	1,185,956	3.27 to 3.29	3,982,632	-	1.18 to 1.65		9.45 to 9.97
2011	1,297,164	2.97 to 3.00	3,968,031	0.18	1.18 to 1.65		(6.61) to (6.17)
2010	1,507,730	3.17 to 3.21	4,911,093	-	1.18 to 1.65	[8]	19.32 to 19.88
2009	1,712,579	2.64 to 2.69	4,653,557	-	1.18 to 1.65	[8]	54.82 to 55.55
2008	1,713,556	1.70 to 1.74	3,004,206	-	1.18 to 1.65	[8]	(45.41) to (45.16)

MML Aggressive Allocation Sub-Account
2012	941,320	11.20 to 11.47	10,780,170	0.85	1.18 to 1.65		13.83 to 14.37
2011	757,585	9.84 to 10.03	7,585,978	1.09	1.18 to 1.65		(3.46) to (3.00)
2010	646,769	10.19 to 10.34	6,677,316	1.22	1.18 to 1.65	[8]	14.15 to 14.69
2009	461,376	8.93 to 9.01	4,152,628	0.27	1.18 to 1.65	[8]	31.85 to 32.47
2008	280,129	6.77 to 6.80	1,904,115	-	1.18 to 1.65	[8]	(32.26) to (31.96)

MML Babson Enhanced Index Core Equity Sub-Account
2012[10]	-	-	-	1.99	1.18 to 1.65		8.32 to 8.49
2011	521,469	10.02 to 14.21	5,674,551	1.36	1.18 to 1.65		0.90 to 1.37
2010	616,897	9.93 to 14.01	6,531,060	1.47	1.18 to 1.65	[8]	12.33 to 12.86
2009	728,212	8.84 to 12.42	6,796,927	-	1.18 to 1.65	[8]	22.04 to 22.61
2008	856,052	7.24 to 10.13	6,496,139	1.80	1.18 to 1.65	[8]	(38.32) to (38.03)

MML Balanced Allocation Sub-Account
2012	1,365,955	11.59 to 11.86	16,134,504	1.83	1.18 to 1.65		10.56 to 11.08
2011	1,126,363	10.48 to 10.68	11,984,856	2.59	1.18 to 1.65		0.07 to 0.54
2010	977,521	10.48 to 10.62	10,350,816	1.55	1.18 to 1.65	[8]	10.89 to 11.41
2009	607,631	9.45 to 9.53	5,778,315	0.69	1.18 to 1.65	[8]	21.48 to 22.05
2008	282,674	7.78 to 7.81	2,203,516	-	1.18 to 1.65	[8]	(22.24) to (21.89)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)		Total Return[3] (Lowest to Highest)
MML Blend Sub-Account
2012	5,229,251	$13.41 to $13.89	$70,403,039	2.12%	1.18% to 1.65%		10.80% to 11.32%
2011	5,230,347	12.11 to 12.48	63,273,986	2.05	1.18 to 1.65		3.07 to 3.55
2010	5,860,360	11.75 to 12.05	68,324,616	2.10	1.18 to 1.65	[8]	10.66 to 11.19
2009	6,722,545	10.61 to 10.84	70,380,294	2.63	1.18 to 1.65	[8]	18.58 to 19.14
2008	8,042,157	8.95 to 9.10	70,632,016	3.04	1.18 to 1.65	[8]	(24.00) to (23.64)

MML Blue Chip Growth Sub-Account
2012	975,201	16.69 to 17.47	16,824,358	0.09	1.18 to 1.65		16.37 to 16.92
2011	830,159	14.34 to 14.94	12,255,296	0.04	1.18 to 1.65		(0.29) to 0.18
2010	886,242	14.39 to 14.91	13,059,637	0.08	1.18 to 1.65	[8]	14.27 to 14.81
2009	978,841	12.59 to 12.99	12,556,485	0.18	1.18 to 1.65	[8]	40.05 to 40.71
2008	655,673	8.99 to 9.23	5,988,227	-	1.18 to 1.65	[8]	(43.40) to (43.14)

MML Capital Guardian Asset Allocation Sub-Account
2012[10]	-	-	-	2.55	1.18 to 1.65		5.44 to 5.60
2011	2,609,265	12.83 to 13.36	34,490,062	2.01	1.18 to 1.65		0.02 to 0.49
2010	3,042,517	12.83 to 13.30	40,014,703	2.42	1.18 to 1.65	[8]	10.77 to 11.29
2009	3,554,175	11.58 to 11.95	41,979,106	4.09	1.18 to 1.65	[8]	15.10 to 15.64
2008	4,284,100	10.06 to 10.33	43,795,111	0.08	1.18 to 1.65	[8]	(31.46) to (31.14)

MML China Sub-Account
2012	19,576	15.11	295,874	-	1.18		23.78
2011	22,292	12.21	272,192	-	1.18		(20.07)
2010	17,868	15.28	272,945	0.52	1.18		3.20
2009[6]	11,936	14.80	176,669	-	1.18		48.02

MML Conservative Allocation Sub-Account
2012	1,499,407	11.88 to 12.15	18,122,844	2.02	1.18 to 1.65		9.58 to 10.09
2011	1,137,933	10.84 to 11.04	12,505,634	2.87	1.18 to 1.65		0.90 to 1.37
2010	896,471	10.74 to 10.89	9,727,064	1.57	1.18 to 1.65	[8]	10.08 to 10.60
2009	639,292	9.76 to 9.85	6,273,498	0.67	1.18 to 1.65	[8]	19.17 to 19.73
2008	218,611	8.19 to 8.22	1,794,564	-	1.18 to 1.65	[8]	(18.12) to (17.75)

MML Core Allocation Sub-Account
2012	217,914	14.30	3,115,127	1.60	1.18		10.38
2011	176,904	12.95	2,290,971	1.60	1.18		(1.33)
2010	115,156	13.13	1,511,448	1.59	1.18		7.89
2009[6]	43,140	12.17	524,837	0.26	1.18		21.66

MML Emerging Growth Sub-Account
2012[10]	-	-	-	-	1.18 to 1.65		6.38 to 6.55
2011	463,453	4.68 to 4.95	2,251,729	-	1.18 to 1.65		(8.07) to (7.64)
2010	542,898	5.09 to 5.36	2,852,990	-	1.18 to 1.65	[8]	23.24 to 23.82
2009	610,956	4.13 to 4.32	2,584,788	-	1.18 to 1.65	[8]	10.32 to 10.84
2008	724,423	3.74 to 3.90	2,766,821	-	1.18 to 1.65	[8]	(42.88) to (42.61)

MML Equity Sub-Account
2012	3,357,040	10.48 to 11.20	35,418,591	1.93	1.18 to 1.65		14.15 to 14.69
2011	3,768,922	9.18 to 9.76	34,598,320	1.53	1.18 to 1.65		(5.33) to (4.88)
2010	4,370,005	9.70 to 10.26	42,047,178	1.82	1.18 to 1.65	[8]	12.89 to 13.42
2009	5,030,434	8.59 to 9.05	42,540,794	2.65	1.18 to 1.65	[8]	28.57 to 29.18
2008	5,885,292	6.68 to 7.01	38,527,030	-	1.18 to 1.65	[8]	(42.54) to (42.27)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)		Total Return[3] (Lowest to Highest)
MML Equity Income Sub-Account
2012	1,250,929	$16.52 to $17.28	$21,409,135	2.11%	1.18% to 1.65%		15.39% to 15.94%
2011	1,386,649	14.31 to 14.91	20,467,832	1.64	1.18 to 1.65		(2.41) to (1.96)
2010	1,550,822	14.67 to 15.20	23,345,832	1.53	1.18 to 1.65	[8]	13.07 to 13.60
2009	1,672,427	12.97 to 13.38	22,143,201	2.44	1.18 to 1.65	[8]	23.14 to 23.72
2008	1,841,434	10.53 to 10.82	19,722,742	-	1.18 to 1.65	[8]	(36.86) to (36.56)

MML Equity Index Sub-Account
2012	1,463,333	9.89 to 10.87	15,584,934	1.52	1.18 to 1.65		13.58 to 14.12
2011	1,605,647	8.66 to 9.57	14,986,440	1.58	1.18 to 1.65		0.05 to 0.52
2010	1,892,254	8.62 to 9.57	17,567,398	1.54	1.18 to 1.65	[8]	12.64 to 13.17
2009	2,193,528	7.62 to 8.49	17,999,877	2.45	1.18 to 1.65	[8]	24.09 to 24.67
2008	2,524,262	6.11 to 6.84	16,679,664	-	1.18 to 1.65	[8]	(38.29) to (38.00)

MML Focused Equity Sub-Account
2012[15]	19,763	10.29 to 10.32	203,890	0.79	1.18 to 1.65		2.91 to 3.23

MML Foreign Sub-Account
2012	1,189,687	11.80 to 12.67	14,764,304	2.12	1.18 to 1.65		17.11 to 17.66
2011	1,366,620	10.03 to 10.82	14,461,410	1.85	1.18 to 1.65		(11.38) to (10.95)
2010	1,621,397	11.27 to 12.21	19,353,021	1.58	1.18 to 1.65	[8]	2.99 to 3.47
2009	1,899,753	10.89 to 11.85	21,978,490	2.38	1.18 to 1.65	[8]	27.16 to 27.76
2008	2,297,673	8.52 to 9.32	20,924,257	0.04	1.18 to 1.65	[8]	(42.04) to (41.77)

MML Fundamental Growth Sub-Account
2012[15]	2,331	9.64 to 9.67	22,528	1.12	1.18 to 1.65		(3.64) to (3.33)

MML Fundamental Value Sub-Account
2012[15]	4,561	10.20 to 10.23	46,653	1.04	1.18 to 1.65		2.01 to 2.33

MML Global Sub-Account
2012	1,456,977	6.63 to 9.01	12,981,879	1.02	1.18 to 1.65		21.76 to 22.33
2011	1,674,922	5.42 to 7.40	12,227,098	0.95	1.18 to 1.65		(5.72) to (5.28)
2010	1,969,543	5.72 to 7.85	15,226,337	0.53	1.18 to 1.65	[8]	10.98 to 11.50
2009	2,336,588	5.13 to 7.07	16,244,359	0.73	1.18 to 1.65	[8]	29.80 to 30.42
2008	2,828,149	3.93 to 5.45	15,195,658	-	1.18 to 1.65	[8]	(44.20) to (43.94)

MML Growth Sub-Account
2012	87,331	16.44	1,435,412	0.20	1.18		16.03
2011	76,630	14.17	1,085,524	0.28	1.18		(5.85)
2010	47,085	15.05	708,466	0.20	1.18		16.77
2009[6]	20,481	12.89	263,909	0.35	1.18		28.85

MML Growth & Income Sub-Account
2012	2,170,339	13.82 to 14.46	31,063,914	1.24	1.18 to 1.65		17.53 to 18.08
2011	2,523,706	11.76 to 12.24	30,589,328	1.08	1.18 to 1.65		(3.43) to (2.98)
2010	2,973,840	12.17 to 12.62	37,143,750	1.36	1.18 to 1.65	[8]	9.65 to 10.17
2009	3,424,415	11.10 to 11.46	38,797,390	2.02	1.18 to 1.65	[8]	25.57 to 26.16
2008	4,043,543	8.84 to 9.08	36,346,712	-	1.18 to 1.65	[8]	(41.09) to (40.81)

MML Growth Allocation Sub-Account
2012	2,219,779	11.34 to 11.61	25,736,556	1.41	1.18 to 1.65		12.61 to 13.14
2011	1,872,953	10.07 to 10.26	19,199,347	1.89	1.18 to 1.65		(2.04) to (1.58)
2010	1,470,314	10.28 to 10.43	15,314,949	1.19	1.18 to 1.65	[8]	13.04 to 13.58
2009	1,131,420	9.10 to 9.18	10,372,210	0.40	1.18 to 1.65	[8]	27.49 to 28.09
2008	707,571	7.14 to 7.17	5,065,739	-	1.18 to 1.65	[8]	(28.65) to (28.33)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)		Total Return[3] (Lowest to Highest)
MML Growth Equity Sub-Account
2012	-	$-	$-	-%	-%		-%
2011	-	-	-	-	-		-
2010	-	-	-	-	-		-
2009	-	-	-	0.10	1.18 to 1.65	[8]	8.99 to 9.16
2008	662,048	3.44 to 4.53	2,924,238	-	1.18 to 1.65	[8]	(43.66) to (43.39)

MML High Yield Sub-Account
2012	168,802	12.61 to 12.77	2,147,237	6.55	1.18 to 1.65		14.62 to 15.16
2011	114,256	11.00 to 11.09	1,264,319	7.94	1.18 to 1.65		4.05 to 4.54
2010[7]	42,901	10.58 to 10.61	454,531	5.10	1.18 to 1.65	[8]	5.75 to 6.08

MML Income & Growth Sub-Account
2012	2,342,571	10.34 to 10.98	29,333,007	1.07	1.18 to 1.65		10.12 to 10.64
2011	2,740,283	9.34 to 9.97	31,118,133	2.96	1.18 to 1.65		3.88 to 4.37
2010	3,172,697	8.95 to 9.60	34,788,401	3.82	1.18 to 1.65	[8]	9.87 to 10.39
2009	3,654,504	8.11 to 8.74	36,409,704	0.88	1.18 to 1.65	[8]	16.12 to 16.67
2008	4,444,269	6.95 to 7.52	38,220,752	-	1.18 to 1.65	[8]	(35.83) to (35.53)

MML Inflation-Protected and Income Sub-Account
2012	1,671,196	14.37 to 15.04	24,806,537	3.15	1.18 to 1.65		5.14 to 5.63
2011	1,695,939	13.67 to 14.24	23,844,566	4.95	1.18 to 1.65		11.64 to 12.16
2010	1,733,095	12.24 to 12.69	21,723,909	3.20	1.18 to 1.65	[8]	4.82 to 5.31
2009	1,848,121	11.68 to 12.05	21,994,460	1.97	1.18 to 1.65	[8]	9.35 to 9.86
2008	1,984,580	10.68 to 10.97	21,520,554	6.15	1.18 to 1.65	[8]	(5.93) to (5.48)

MML International Sub-Account
2012	62,419	14.08	878,697	1.30	1.18		16.00
2011	59,766	12.14	725,303	1.45	1.18		(15.36)
2010	37,322	14.34	535,109	0.91	1.18		5.56
2009[6]	14,499	13.58	196,921	0.70	1.18		35.82

MML Large Cap Growth Sub-Account
2012	1,867,203	7.33 to 9.06	16,003,639	0.06	1.18 to 1.65		13.91 to 14.45
2011	2,086,348	6.41 to 7.95	15,644,962	0.22	1.18 to 1.65		(5.27) to (4.82)
2010	2,436,588	6.73 to 8.39	19,289,246	0.09	1.18 to 1.65	[8]	16.93 to 17.48
2009	2,813,540	5.73 to 7.18	19,046,633	0.48	1.18 to 1.65	[8]	29.60 to 30.21
2008	3,364,908	4.40 to 5.54	17,626,858	-	1.18 to 1.65	[8]	(41.80) to (41.53)

MML Large Cap Value Sub-Account
2012	1,437,014	10.99 to 11.51	16,400,966	0.69	1.18 to 1.65		11.31 to 11.83
2011	1,678,444	9.88 to 10.29	17,121,843	0.87	1.18 to 1.65		(5.46) to (5.02)
2010	1,999,601	10.45 to 10.84	21,428,580	0.80	1.18 to 1.65	[8]	10.51 to 11.03
2009	2,279,191	9.45 to 9.76	21,979,241	1.12	1.18 to 1.65	[8]	28.50 to 29.10
2008	2,757,773	7.36 to 7.56	20,628,417	-	1.18 to 1.65	[8]	(40.29) to (40.01)

MML Legg Mason Concentrated Growth Sub-Account
2012	-	-	-	2.18	1.18 to 1.65		10.27 to 10.44
2011	2,067,121	6.09 to 8.06	15,803,082	0.70	1.18 to 1.65		(2.39) to (1.93)
2010	2,451,525	6.21 to 8.26	19,195,687	0.54	1.18 to 1.65	[8]	12.34 to 12.87
2009	2,866,296	5.51 to 7.35	19,970,970	0.33	1.18 to 1.65	[8]	40.48 to 41.14
2008	3,290,918	3.90 to 5.23	16,437,241	-	1.18 to 1.65	[8]	(60.48) to (60.29)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)		Total Return[3] (Lowest to Highest)
MML Managed Bond Sub-Account (Initial Class)
2012	2,567,131	$18.18 to $18.26	$47,714,877	2.86%	1.18% to 1.65%		4.04% to 4.53%
2011	2,727,516	17.47	48,438,560	3.66	1.18 to 1.65		5.56 to 6.06
2010	2,982,693	16.47 to 16.55	49,794,456	3.74	1.18 to 1.65	[8]	5.21 to 5.71
2009	3,166,540	15.58 to 15.73	49,871,549	4.33	1.18 to 1.65	[8]	8.40 to 8.91
2008	3,436,743	14.31 to 14.51	49,811,560	4.76	1.18 to 1.65	[8]	0.70 to 1.18

MML Managed Bond Sub-Account (Service Class)
2012	485,296	12.37	6,003,936	2.67	1.40		4.04
2011	354,608	11.89	4,216,920	3.51	1.40		5.56
2010	308,915	11.27	3,480,048	3.72	1.40	[9]	5.22
2009[6]	143,107	10.71	1,532,221	3.52	1.40	[9]	7.07

MML Mid Cap Growth Sub-Account
2012	2,744,494	19.24 to 24.01	72,138,093	-	1.18 to 1.65		11.92 to 12.44
2011	3,179,314	17.11 to 21.45	75,155,839	-	1.18 to 1.65		(2.84) to (2.38)
2010	3,691,495	17.53 to 22.08	90,253,793	-	1.18 to 1.65	[8]	25.97 to 26.56
2009	4,232,432	13.85 to 17.53	82,285,772	-	1.18 to 1.65	[8]	42.98 to 43.65
2008	4,938,566	9.64 to 12.26	67,851,126	-	1.18 to 1.65	[8]	(41.19) to (40.91)

MML Mid Cap Value Sub-Account
2012	2,241,679	22.54 to 23.90	51,178,295	1.63	1.18 to 1.65		14.79 to 15.33
2011	2,572,929	19.63 to 20.72	50,848,634	1.98	1.18 to 1.65		(2.26) to (1.80)
2010	3,011,202	20.09 to 21.10	60,401,254	1.48	1.18 to 1.65	[8]	18.13 to 18.69
2009	3,442,666	17.00 to 17.78	58,114,967	2.13	1.18 to 1.65	[8]	28.18 to 28.79
2008	4,281,852	13.27 to 13.81	56,027,063	-	1.18 to 1.65	[8]	(25.74) to (25.39)

MML Moderate Allocation Sub-Account
2012	3,160,802	11.58 to 11.85	37,336,494	1.51	1.18 to 1.65		11.32 to 11.84
2011	2,615,453	10.40 to 10.59	27,610,427	2.02	1.18 to 1.65		(0.65) to (0.18)
2010	2,102,378	10.47 to 10.61	22,257,747	1.39	1.18 to 1.65	[8]	11.62 to 12.15
2009	1,540,060	9.38 to 9.46	14,539,395	0.69	1.18 to 1.65	[8]	23.84 to 24.43
2008	522,694	7.57 to 7.61	3,970,007	-	1.18 to 1.65	[8]	(24.28) to (23.94)

MML Money Market Sub-Account
2012	5,000,650	9.40 to 9.62	47,826,805	-	1.18 to 1.65		(1.64) to (1.18)
2011	1,288,821	9.55 to 9.73	12,472,178	-	1.18 to 1.65		(1.63) to (1.17)
2010	1,138,213	9.71 to 9.85	11,147,045	0.04	1.18 to 1.65	[8]	(1.63) to (1.17)
2009	1,036,263	9.87 to 9.96	10,283,456	0.06	1.18 to 1.65	[8]	(1.57) to (1.11)
2008	1,492,913	10.03 to 10.07	15,006,134	1.62	1.18 to 1.65	[8]	0.30 to 0.75

MML NASDAQ-100® Sub-Account
2012[10]	-	-	-	0.39	1.18 to 1.65		15.42 to 15.60
2011	931,254	4.92 to 5.19	4,745,410	0.26	1.18 to 1.65		1.45 to 1.92
2010	1,020,962	4.85 to 5.09	5,090,741	0.13	1.18 to 1.65	[8]	17.71 to 18.27
2009	1,004,323	4.12 to 4.31	4,231,954	-	1.18 to 1.65	[8]	51.28 to 51.99
2008	925,009	2.72 to 2.83	2,564,940	-	1.18 to 1.65	[8]	(42.76) to (42.49)

MML Short-Duration Bond Sub-Account
2012	271,448	10.45 to 10.58	2,862,200	1.93	1.18 to 1.65		1.08 to 1.56
2011	154,535	10.34 to 10.42	1,605,906	1.57	1.18 to 1.65		1.64 to 2.11
2010[7]	80,528	10.17 to 10.20	821,102	1.41	1.18 to 1.65	[8]	1.72 to 2.04

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)		Total Return[3] (Lowest to Highest)
MML Small Cap Index Sub-Account
2012[10]	-	$-	$-	0.93%	1.18% to 1.65%		7.19% to 7.35%
2011	658,844	14.85 to 17.02	10,733,032	0.68	1.18 to 1.65		(1.09) to (0.63)
2010	774,479	14.94 to 17.21	12,813,864	0.57	1.18 to 1.65	[8]	23.56 to 24.14
2009	894,341	12.04 to 13.93	11,967,760	1.27	1.18 to 1.65	[8]	22.76 to 23.34
2008	972,361	9.76 to 11.35	10,639,789	-	1.18 to 1.65	[8]	(32.49) to (32.17)

MML Small Cap Growth Equity Sub-Account
2012	758,322	11.88 to 16.74	11,537,884	-	1.18 to 1.65		11.55 to 12.08
2011	858,572	10.60 to 15.00	11,844,950	-	1.18 to 1.65		(6.78) to (6.35)
2010	1,016,012	11.32 to 16.10	15,244,882	-	1.18 to 1.65	[8]	20.27 to 20.83
2009	1,154,031	9.36 to 13.38	14,488,219	-	1.18 to 1.65	[8]	36.14 to 36.79
2008	1,297,438	6.85 to 9.83	12,115,257	-	1.18 to 1.65	[8]	(39.55) to (39.26)

MML Small Company Opportunities Sub-Account
2012	-	-	-	-	-		-
2011	-	-	-	-	-		-
2010	-	-	-	-	-		-
2009	-	-	-	-	1.18 to 1.65	[8]	(9.17) to (9.03)
2008	817,586	10.97 to 10.98	9,050,959	0.18	1.18 to 1.65	[8]	(40.59) to (40.31)

MML Small Company Value Sub-Account
2012	27,640	17.00	469,765	-	1.18		13.63
2011	19,304	14.96	288,729	-	1.18		(2.71)
2010	15,049	15.37	231,357	1.26	1.18		19.18
2009[5]	3,721	12.90	47,998	0.25	1.18		29.00

MML Small/Mid Cap Equity Sub-Account
2012	1,098,636	16.15 to 16.84	19,295,451	-	1.18 to 1.65		16.44 to 16.99
2011	1,214,911	13.80 to 14.46	18,253,897	0.92	1.18 to 1.65		(3.77) to (3.32)
2010	1,435,785	14.28 to 15.03	22,409,131	0.74	1.18 to 1.65	[8]	21.36 to 21.93
2009	1,679,133	11.71 to 12.38	21,533,991	0.52	1.18 to 1.65	[8]	34.31 to 34.94
2008	1,256,306	8.68 to 9.22	12,071,078	-	1.18 to 1.65	[8]	(39.24) to (38.96)

MML Small/Mid Cap Value Sub-Account
2012	676,687	18.42 to 19.28	12,943,056	0.70	1.18 to 1.65		17.11 to 17.66
2011	779,835	15.73 to 16.38	12,667,235	0.57	1.18 to 1.65		(9.01) to (8.58)
2010	910,580	17.29 to 17.92	16,159,322	0.61	1.18 to 1.65	[8]	24.77 to 25.35
2009	998,797	13.86 to 14.30	14,137,028	1.28	1.18 to 1.65	[8]	40.39 to 41.05
2008	1,134,979	9.87 to 10.14	11,395,812	-	1.18 to 1.65	[8]	(39.36) to (39.07)

MML Strategic Emerging Markets Sub-Account
2012	63,472	15.20	964,997	0.18	1.18		14.55
2011	54,802	13.27	727,383	0.01	1.18		(23.35)
2010	48,472	17.32	839,384	0.10	1.18		15.38
2009[6]	18,904	15.01	283,712	0.49	1.18		50.08

MML Total Return Sub-Account
2012[15]	57,186	10.39 to 10.42	595,556	0.94	1.18 to 1.65		3.89 to 4.22

Oppenheimer Balanced Sub-Account
2012	2,037,643	10.89 to 11.14	22,833,859	1.61	1.18 to 1.65		10.50 to 11.02
2011	1,293,782	9.86 to 10.03	13,063,511	2.39	1.18 to 1.65		(0.92) to (0.46)
2010	1,570,955	9.95 to 10.08	15,923,442	1.47	1.18 to 1.65	[8]	11.07 to 11.59
2009	1,953,432	8.96 to 9.03	17,757,024	-	1.18 to 1.65	[8]	19.90 to 20.46
2008	3,055,487	7.47 to 7.50	23,089,459	3.07	1.18 to 1.65	[8]	(44.40) to (44.14)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)		Total Return[3] (Lowest to Highest)
Oppenheimer Capital Appreciation Sub-Account
2012	4,285,418	$8.57 to $11.72	$44,995,362	0.66%	1.18% to 1.65%		12.25% to 12.78%
2011	4,826,761	7.59 to 10.44	45,102,958	0.38	1.18 to 1.65		(2.76) to (2.31)
2010	5,704,708	7.77 to 10.74	55,101,838	0.18	1.18 to 1.65	[8]	7.63 to 8.13
2009	6,641,087	7.19 to 9.98	59,810,626	0.33	1.18 to 1.65	[8]	42.15 to 42.82
2008	7,693,301	5.03 to 7.02	49,012,805	0.15	1.18 to 1.65	[8]	(46.41) to (46.16)

Oppenheimer Core Bond Sub-Account
2012	967,045	13.37	12,925,369	4.95	1.40		8.75
2011	1,171,809	12.29	14,401,412	6.14	1.40		6.77
2010	1,449,962	11.51	16,690,620	1.93	1.40	[9]	9.87
2009	1,854,010	10.48	19,425,077	-	1.40	[9]	8.09
2008	2,670,497	9.69	25,885,750	5.06	1.40	[9]	(39.90)

Oppenheimer Global Securities Sub-Account
2012	5,159,214	14.61 to 20.90	92,994,291	2.15	1.18 to 1.65		19.28 to 19.84
2011	6,000,954	12.19 to 17.52	91,320,019	1.32	1.18 to 1.65		(9.79) to (9.36)
2010	6,905,631	13.45 to 19.42	117,088,259	1.46	1.18 to 1.65	[8]	14.07 to 14.61
2009	7,844,925	11.74 to 17.03	116,691,364	2.32	1.18 to 1.65	[8]	37.48 to 38.13
2008	9,206,119	8.50 to 12.39	100,528,424	1.66	1.18 to 1.65	[8]	(41.17) to (40.89)

Oppenheimer Global Strategic Income Sub-Account
2012	3,437,337	20.00 to 20.25	70,637,473	5.87	1.18 to 1.65		11.67 to 12.20
2011	3,569,638	17.91 to 18.05	65,399,487	3.36	1.18 to 1.65		(0.79) to (0.33)
2010	4,211,520	18.05 to 18.11	77,439,204	8.64	1.18 to 1.65	[8]	13.09 to 13.62
2009	4,866,233	15.94 to 15.97	78,721,707	0.53	1.18 to 1.65	[8]	16.89 to 17.44
2008	5,910,225	13.57 to 13.66	81,639,636	5.35	1.18 to 1.65	[8]	(15.61) to (15.22)

Oppenheimer High Income Sub-Account
2012[13]	-	-	-	16.21	1.18 to 1.65		11.33 to 11.76
2011	1,639,788	3.63 to 3.79	6,111,637	9.62	1.18 to 1.65		(3.93) to (3.48)
2010	2,057,144	3.78 to 3.93	7,940,653	6.61	1.18 to 1.65	[8]	12.94 to 13.47
2009	2,688,722	3.34 to 3.46	9,131,614	-	1.18 to 1.65	[8]	23.27 to 23.85
2008	3,755,321	2.71 to 2.79	10,320,806	8.02	1.18 to 1.65	[8]	(79.02) to (78.92)

Oppenheimer International Growth Sub-Account
2012	1,582,672	12.33 to 16.66	28,490,974	1.47	1.18 to 1.65		20.22 to 20.78
2011	1,856,027	10.21 to 13.86	28,102,018	1.01	1.18 to 1.65		(8.68) to (8.25)
2010	2,103,513	11.13 to 15.18	35,566,651	1.28	1.18 to 1.65	[8]	12.88 to 13.41
2009	2,377,566	9.81 to 13.45	35,879,613	1.53	1.18 to 1.65	[8]	36.97 to 37.61
2008	2,658,339	7.13 to 9.82	30,002,729	1.14	1.18 to 1.65	[8]	(43.58) to (43.31)

Oppenheimer Main Street Sub-Account
2012	4,406,149	10.35 to 11.36	49,322,508	1.03	1.18 to 1.65		14.95 to 15.50
2011	3,964,847	8.96 to 9.88	38,447,344	0.87	1.18 to 1.65		(1.65) to (1.18)
2010	4,631,720	9.06 to 10.05	45,517,587	1.13	1.18 to 1.65	[8]	14.21 to 14.75
2009	5,417,115	7.90 to 8.80	46,435,258	2.04	1.18 to 1.65	[8]	26.19 to 26.78
2008	6,691,549	6.23 to 6.97	45,436,448	1.63	1.18 to 1.65	[8]	(39.48) to (39.19)

Oppenheimer Money Sub-Account
2012	1,557,772	10.88 to 11.06	18,378,896	0.01	1.18 to 1.65		(1.63) to (1.17)
2011	1,876,992	11.06 to 11.19	22,468,530	0.01	1.18 to 1.65		(1.62) to (1.16)
2010	2,326,313	11.24 to 11.32	28,095,037	0.03	1.18 to 1.65	[8]	(1.61) to (1.15)
2009	3,139,516	11.42 to 11.45	38,466,620	0.37	1.18 to 1.65	[8]	(1.32) to (0.85)
2008	4,823,006	11.55 to 11.57	60,364,406	2.75	1.18 to 1.65	[8]	1.10 to 1.57

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)		Total Return[3] (Lowest to Highest)
Oppenheimer Small- & Mid-Cap Growth Sub-Account
2012	3,871,547	$5.44 to $9.73	$28,799,006	-%	1.18% to 1.65%		14.54% to 15.08%
2011	4,181,591	4.72 to 8.49	27,255,956	-	1.18 to 1.65		(0.56) to (0.09)
2010	4,742,337	4.73 to 8.54	31,299,811	-	1.18 to 1.65	[8]	25.38 to 25.97
2009	5,479,748	3.75 to 6.81	28,952,950	-	1.18 to 1.65	[8]	30.44 to 31.05
2008	6,263,813	2.86 to 5.22	25,674,139	-	1.18 to 1.65	[8]	(49.90) to (49.67)

Panorama Growth Sub-Account
2012[12]	-	-	-	1.24	1.18 to 1.65		13.75 to 13.92
2011	876,545	8.87 to 8.97	10,194,977	0.82	1.18 to 1.65		(1.39) to (0.93)
2010	1,037,312	9.00 to 9.05	12,234,949	1.17	1.18 to 1.65	[8]	13.62 to 14.16
2009	1,168,959	7.92 to 7.93	12,102,828	1.98	1.18 to 1.65	[8]	27.07 to 27.67
2008	1,393,005	6.21 to 6.23	11,320,241	1.77	1.18 to 1.65	[8]	(39.43) to (39.14)

Panorama Total Return Sub-Account
2012[11]	-	-	-	2.51	1.18 to 1.65		5.65 to 5.81
2011	1,018,641	9.13 to 9.43	11,961,108	2.81	1.18 to 1.65		(1.40) to (0.94)
2010	1,131,517	9.22 to 9.57	13,478,991	1.74	1.18 to 1.65	[8]	14.79 to 15.33
2009	1,251,319	7.99 to 8.33	12,962,938	-	1.18 to 1.65	[8]	17.82 to 18.38
2008	1,528,043	6.75 to 7.07	13,437,456	3.52	1.18 to 1.65	[8]	(39.66) to (39.37)

PIMCO CommodityRealReturn® Strategy Sub-Account
2012	355,271	10.05 to 10.37	3,656,736	2.37	1.18 to 1.65		3.40 to 3.89
2011	380,184	9.72 to 9.99	3,767,626	13.73	1.18 to 1.65		(9.05) to (8.63)
2010	369,602	10.69 to 10.93	4,008,862	15.06	1.18 to 1.65	[8]	22.22 to 22.79
2009	377,211	8.75 to 8.90	3,334,193	5.70	1.18 to 1.65	[8]	39.30 to 39.96
2008	393,346	6.28 to 6.36	2,487,928	5.63	1.18 to 1.65	[8]	(44.77) to (44.51)

[1]

The investment income ratios represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-accounts is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

[2]

The expense ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

[3]

The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns and unit values are not within the ranges presented.

[5]	For the period February 27, 2009 (commencement of operations) through December 31, 2009.

[6]	For the period May 1, 2009 (commencement of operations) through December 31, 2009.

[7]	For the period May 3, 2010 (commencement of operations) through December 31, 2010.

[8]

During 2011, the high end of the expense ratio for prior years was corrected to 1.65% from 2.00%. The ratios were corrected in order to exclude certain expenses charged directly to contract owners through a reduction of units that should not have been included in the expense ratio of the separate account. This change did not have any impact on actual expenses reflected in the Statement of Operations and only impacted the expense ratios. These corrections are not considered material to previously issued financial statements.

[9]

During 2011, the high end of the expense ratio for prior years was corrected to 1.40% from 1.55%. The ratios were corrected in order to exclude certain expenses charged directly to contract owners through a reduction of units that should not have been included in the expense ratio of the separate account. This change did not have any impact on actual expenses reflected in the Statement of Operations and only impacted the expense ratios. These corrections are not considered material to previously issued financial statements.

[10]	Effective April 27, 2012, this fund closed and is no longer available.

[11]	For the period January 1, 2012 through April 27, 2012. Effective April 27, 2012, Panorama Total Return Sub-Account merged into Oppenheimer Balanced Sub-Account.

[12]	For the period January 1, 2012 through April 27, 2012. Effective April 27, 2012, Panorama Growth Sub-Account merged into Oppenheimer Main Street Sub-Account.

[13]	For the period January 1, 2012 through October 26, 2012. Effective October 26, 2012 Oppenheimer High Income Sub-Account merged into Oppenheimer Global Strategic Income Sub-Account.

[14]	Prior to April 27, 2012, Invesco V.I. Diversified was formerly known as Invesco V.I. Dividend Growth.

[15]	For the period May 1, 2012 through December 31, 2012. Effective May 1, 2012, this fund became available as an investment option in the Separate Account.

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

B.	The Separate Account assesses charges associated with the contract. These charges are either assessed as a direct reduction in unit values or through a redemption of units for all contracts contained within the Separate Account.

Mortality and Expense Risk Charge*	This charge is equal, on an annual basis, to 1.03% -1.50% of the daily value of the assets invested in each fund.
This charge is assessed through a reduction in unit values.

Administrative Charge	This charge is equal, on an annual basis, to 0.15% of the daily value of the assets invested in each fund.
This charge is assessed through a reduction in unit values.

Annual Contract Maintenance Charge	$0 - $40 per contract, annually.
This charge is assessed through the redemption of units.

Contingent Deferred Sales Charge	0.00% - 8.00%
This charge is assessed through the redemption of units.

Death Benefit Options
Charges for these options are annualized and are assessed through a redemption of units.

A. Reset Death Benefit**	0.00% - 0.20%

B. Ratchet Death Benefit***	0.00% - 0.70%

*	The Panorama Premier segment charges its contract owners a mortality and expense risk charge equal, on an annual basis, to 1.25% of the daily value of the assets invested in each fund. Subject to state availability, contracts issued on or after September 10, 2001 will receive an increase in the contract value allocated to the fund by 0.15% on each contract anniversary.
**	For Panorama Passage the charge for the Reset Death Benefit is 0.10% on an annual basis of the daily value of the contract value allocated to the funds and the fixed accounts, unless the charge exceeds the maximum charge, in which case, the charge is the maximum charge. The maximum charge is 0.20% on an annual basis of the daily value of the contract value allocated to the funds.
***	The Ratchet Death Benefit is 0.25% for Panorama Passage and 0.15% for Panorama Premier on an annual basis of the daily value of the contract value allocated to the funds and the fixed accounts, unless that charge exceeds the maximum, in this case the charge is the maximum charge. The maximum charge is 0.35% if age 60 or less at contract issue, 0.50% if age 61 through age 70 at contract issue, and 0.70% if age 71 or older at contract issue, of the contract value allocated to the funds.

9.	SUBSEQUENT EVENTS

The Separate Account’s management has reviewed events occurring through March 4, 2013, the date the financial statements were issued and no subsequent events occurred requiring accrual or disclosure.

Independent Auditors’ Report

The Board of Directors and Shareholder of

C.M. Life Insurance Company:

We have audited the accompanying financial statements of C.M. Life Insurance Company (the Company), which comprise the statutory statements of financial position as of December 31, 2012 and 2011, and the related statutory statements of income, changes in shareholder’s equity and cash flows for the three-year period ended December 31, 2012, and the related notes to the statutory financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with statutory accounting practices prescribed or permitted by the State of Connecticut Insurance Department. Management is also responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company using statutory accounting practices prescribed or permitted by the State of Connecticut Insurance Department, which is a basis of accounting other than U.S. generally accepted accounting principles.

LA2046	FF-1

The Board of Directors and Shareholder of

C.M. Life Insurance Company

Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles.

The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the variances between statutory accounting principles and U.S. generally accepted accounting principles discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the financial statements referred to above do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2012 and 2011, or the results of its operations or its cash flows for the three-year period ended December 31, 2012.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2012 and 2011, and the results of its operations and its cash flows for the three-year period ended December 31, 2012, in accordance with statutory accounting practices prescribed or permitted by the State of Connecticut Insurance Department described in Note 2.

February 22, 2013

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2012	2011

	($ In Millions Except for Par Value)

Assets:

Bonds	$4,617	$4,746
Preferred stocks	24	20
Common stock - subsidiary	196	176
Common stocks - unaffiliated	5	7
Mortgage loans	772	879
Policy loans	178	196
Real estate	29	25
Partnerships and limited liability companies	230	235
Derivatives and other invested assets	286	227
Cash, cash equivalents and short-term investments	504	145

Total invested assets	6,841	6,656
Investment income due and accrued	34	43
Deferred income taxes	45	54
Other than invested assets	1	(1)

Total assets excluding separate accounts	6,921	6,752
Separate account assets	1,673	1,636

Total assets	$8,594	$8,388

Liabilities:

Policyholders’ reserves	$5,112	$5,102
Liabilities for deposit-type contracts	59	30
Contract claims and other benefits	22	24
Transfers due from separate accounts	(6)	(8)
Payable to parent	18	20
Federal income taxes	14	18
Asset valuation reserve	65	45
Securities sold under agreements to repurchase	198	190
Derivative collateral	173	229
Other liabilities	305	172

Total liabilities excluding separate accounts	5,960	5,822
Separate account liabilities	1,673	1,636

Total liabilities	7,633	7,458

Shareholder’s equity:

Common stock, $200 par value 50,000 shares authorized 12,500 shares issued and outstanding	3	3
Paid-in and contributed surplus	450	450
Surplus	508	477

Total shareholder’s equity	961	930

Total liabilities and surplus	$8,594	$8,388

See notes to statutory financial statements

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF INCOME

	Years Ended December 31,
	2012	2011	2010

	(In Millions)

Revenue:

Premium income	$385	$390	$446
Net investment income	355	331	346
Fees and other income	39	40	44

Total revenue	779	761	836

Benefits and expenses:

Policyholders’ benefits	700	770	740
Change in policyholders’ reserves	(138)	(211)	(114)
General insurance expenses	45	50	54
Commissions	26	27	31
State taxes, licenses and fees	9	11	9

Total benefits and expenses	642	647	720

Net gain from operations before federal income taxes	137	114	116
Federal income tax expense	47	1	26

Net gain from operations	90	113	90
Net realized capital gains (losses) after tax and transfers to interest maintenance reserve	4	(22)	(30)

Net income	$94	$91	$60

See notes to statutory financial statements

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY

	Years Ended December 31,
	2012	2011	2010

	(In Millions)

Shareholder’s equity, beginning of year	$930	$837	$718

Increase (decrease) due to:
Net income	94	91	60
Change in net unrealized capital (losses) gains, net of tax	(20)	32	8
Change in net unrealized foreign exchange capital losses, net of tax	(1)	(2)	(4)
Change in other net deferred income taxes	(17)	(44)	23
Change in nonadmitted assets	(12)	42	36
Change in reserve valuation basis	-	-	(1)
Change in asset valuation reserve	(20)	(15)	(18)
Prior period adjustments	7	(11)	17
Other	-	-	(2)

Net increase	31	93	119

Shareholder’s equity, end of year	$961	$930	$837

See notes to statutory financial statements

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2012	2011	2010

	(In Millions)

Cash from operations:
Premium and other income collected	$430	$430	$499
Net investment income	341	307	333
Benefit payments	(701)	(759)	(741)
Net transfers to separate accounts	150	175	158
Commissions and other expenses	(82)	(86)	(102)
Federal and foreign income taxes paid	(63)	(21)	(2)

Net cash from operations	75	46	145

Cash from investments:
Proceeds from investments sold, matured or repaid:
Bonds	1,772	1,511	1,224
Common stocks - unaffiliated	4	4	13
Mortgage loans	207	172	157
Real estate	1	4	-
Partnerships	40	80	62
Preferred and affiliated common stocks	5	3	5
Other	(6)	123	4

Total investment proceeds	2,023	1,897	1,465

Cost of investments acquired:
Bonds	(1,580)	(1,981)	(1,560)
Common stocks - unaffiliated	(3)	(3)	(3)
Mortgage loans	(97)	(107)	(21)
Real estate	(5)	(10)	(5)
Partnerships	(40)	(84)	(54)
Preferred and affiliated common stocks	(8)	(6)	(9)
Other	(21)	2	(2)

Total investments acquired	(1,754)	(2,189)	(1,654)
Net decrease (increase) in policy loans	18	(4)	(6)

Net cash provided by (used in) investing activities	287	(296)	(195)

Cash from financing and other sources:
Net deposits on deposit-type contracts	27	4	8
Change in securities sold under agreements to repurchase	7	(90)	(19)
Change in derivative collateral	(56)	84	17
Other cash provided (applied)	19	(22)	4

Net cash provided by (used in) financing and other sources	(3)	(24)	10

Net change in cash, cash equivalents and short-term investments	359	(274)	(40)
Cash, cash equivalents and short-term investments, beginning of year	145	419	459

Cash, cash equivalents and short-term investments, end of year	$504	$145	$419

See notes to statutory financial statements

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

1.	Nature of operations

These statutory financial statements include the accounts of C.M. Life Insurance Company (the Company), a wholly owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual). The Company provides life insurance and annuities to individuals and group life insurance to institutions.

MassMutual Financial Group (MMFG) is a global, diversified financial services organization comprised of MassMutual and its subsidiaries. MassMutual and its subsidiaries provide life insurance, disability income insurance, long-term care insurance, annuities, retirement products, investment management, mutual funds and trust services to individual and institutional customers.

2.	Summary of significant accounting policies

a.	Basis of presentation

The statutory financial statements have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners (NAIC) and the accounting practices prescribed or permitted by the State of Connecticut Insurance Department (the Department).

Statutory accounting practices are different in some respects from financial statements prepared in accordance with United States of America (U.S.) generally accepted accounting principles (GAAP). The more significant differences between statutory accounting principles and U.S. GAAP are as follows: (a) bonds are generally carried at amortized cost, whereas U.S. GAAP generally reports bonds at fair value; (b) changes in the fair value of derivative financial instruments are recorded as changes in shareholder’s equity, whereas U.S. GAAP generally reports these changes as revenue unless deemed an effective hedge; (c) embedded derivatives are recorded as part of the underlying contract, whereas U.S. GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for them separately at fair value; (d) income recognition on partnerships and limited liability companies (LLCs), which are accounted for under the equity method, is limited to the amount of cash distribution, whereas U.S. GAAP does not have this limitation; (e) changes in the balances of deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are recorded in shareholder’s equity, whereas U.S. GAAP would generally include the change in deferred taxes in net income; (f) assets are reported at admitted asset value and assets designated as nonadmitted are excluded through a charge against shareholder’s equity, whereas U.S. GAAP recognizes all assets, subject to valuation allowances; (g) statutory policy reserves are based upon prescribed methods, such as the Commissioners’ Reserve Valuation Method, Commissioners’ Annuity Reserve Valuation Method or net level premium method, and prescribed statutory mortality, morbidity and interest assumptions, whereas U.S. GAAP reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates of future mortality, morbidity, persistency and interest; (h) policyholder reserves are presented net of reinsurance ceded, unearned ceded premium and unpaid ceded claims whereas U.S. GAAP would report these reinsurance balances as an asset; (i) an asset valuation reserve (AVR) is reported as a contingency reserve to stabilize shareholder’s equity against fluctuations in the statement value of common stocks, real estate investments, partnerships and LLCs as well as credit-related declines in the value of bonds, mortgage loans and certain derivatives to the extent AVR is greater than zero for the appropriate asset category, whereas U.S. GAAP does not record this reserve; (j) after-tax realized capital gains (losses) that result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (IMR) and amortized into revenue, whereas U.S. GAAP reports these gains and losses as revenue; (k) changes to the mortgage loan valuation allowance are recognized in net unrealized capital gains (losses), net of tax, in the Statutory Statements of Changes in Shareholder’s Equity, whereas U.S. GAAP reports these changes in net realized capital gains (losses); (l) payments received for universal and variable life insurance products, certain variable and fixed deferred annuity contracts are reported as premium income and corresponding change in reserves, whereas U.S. GAAP would treat these payments as deposits to policyholders’ account balances; (m) certain acquisition costs, such as commissions and other variable

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

costs, directly related to acquiring new business are charged to current operations as incurred, whereas U.S. GAAP generally capitalizes these expenses and amortizes them based on profit emergence over the expected life of the policies or over the premium payment period; and (n) comprehensive income is not presented, whereas U.S. GAAP presents changes in unrealized capital gains (losses) and foreign currency translations as other comprehensive income.

The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of assets and liabilities as of the date of the statutory financial statements and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates include those used in determining the carrying values of investments including the amount of mortgage loan investment valuation reserves, other-than-temporary impairment(s) (OTTI), the liabilities for policyholders’ reserves, the determination of admissible deferred tax assets (DTAs), the liability for taxes and litigation contingencies. Future events including, but not limited to, changes in the level of mortality, morbidity, interest rates, persistency, asset valuations and defaults could cause results to differ from the estimates used in the statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

b.	Corrections of errors and reclassifications

Under statutory accounting principles, corrections of prior year errors are recorded in current year shareholder’s equity on a pretax basis with any associated tax impact reported through earnings.

The following summarizes corrections of prior year errors:

	Year Ended December 31, 2012
	Increase (Decrease) to:
	Prior Year Income	Current Year Shareholder’s Equity	Correction of Asset or Liability Balances

	(In Millions)

Reinsurance	$9	$9	$(9)
Other	(2)	(2)	2

Total	$7	$7	$(7)

	Year Ended December 31, 2011
	Increase (Decrease) to:
	Prior Year Income	Current Year Shareholder’s Equity	Correction of Asset or Liability Balances

	(In Millions)

Policyholders’ reserves	$(6)	$(6)	$6
Other	(4)	(4)	4
Partnership income	(1)	(1)	1

Total	$(11)	$(11)	$11

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	Year Ended December 31, 2010
	Increase (Decrease) to:
	Prior Year Income	Prior Year Shareholder’s Equity	Current Year Shareholder’s Equity	Correction of Asset or Liability Balances

	(In Millions)

Policyholders’ reserves	$21	$-	$21	$(21)
Partnership income	(4)	4	-	-

Total	$17	$4	$21	$(21)

The $4 million in partnership income was a reclassification within shareholder’s equity and therefore has no impact to total shareholder’s equity.

Certain prior year amounts within these financial statements have been reclassified to conform to the current year presentation.

c.	Bonds

Bonds are generally valued at amortized cost using the constant yield interest method with the exception of NAIC Category 6 bonds, which are obligations that are in or near default, and certain residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS), which are rated by outside modelers, which are carried at the lower of amortized cost or fair value. NAIC ratings are applied to bonds and other securities. Categories 1 and 2 are considered investment grade, while Categories 3 through 6 are considered below investment grade. Bond transactions are recorded on a trade date basis, except for private placement bonds that are recorded on the funding date.

For fixed income securities that do not have a fixed schedule of payments, such as asset-backed securities (ABS), mortgage-backed securities (MBS), including RMBS and CMBS, and structured securities, including collateralized debt obligations (CDOs), amortization or accretion is revalued quarterly based on the current estimated cash flows, using either the prospective or retrospective adjustment methodologies for each type of security. Certain fixed income securities with the highest ratings from a rating agency follow the retrospective method of accounting. Under the retrospective method, the recalculated effective yield equates the present value of the actual and anticipated cash flows, including new prepayment assumptions, to the original cost of the investment. Prepayment assumptions are based on borrower constraints and economic incentives such as the original term, age and coupon of the loan as affected by the interest rate environment. The current carrying value is then increased or decreased to the amount that would have resulted had the revised yield been applied since inception, and investment income is correspondingly decreased or increased. All other fixed income securities, such as floating rate bonds and interest only securities, including those that have been impaired, follow the prospective method of accounting. Under the prospective method, the recalculated future effective yield equates the carrying value of the investment to the present value of the anticipated future cash flows.

The fair value of bonds is based on quoted market prices when available. If quoted market prices are not available, values provided by other third-party organizations are used. If values provided by other third-party organizations are unavailable, fair value is estimated using internal models by discounting expected future cash flows using observable current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments. Internal inputs used in the determination of fair value include estimated prepayment speeds, default rates, discount rates and collateral values, among others. Structure characteristics and cash flow priority are also considered. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants at the financial statement date.

Refer to Note 2z. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

d.	Preferred stocks

Preferred stocks in good standing are generally valued at amortized cost. Preferred stocks not in good standing, those which are rated Categories 4 through 6 by the Securities Valuation Office (SVO), are valued at the lower of amortized cost or fair value. Fair values are based on quoted market prices, when available. If quoted market prices are not available, the Company estimates fair value using broker-dealer quotations or internal models. These models use inputs not directly observable or correlated with observable market data. Typical inputs integrated into the Company’s internal discounted expected earnings models include, but are not limited to, earnings before interest, taxes, depreciation and amortization estimates. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants at the financial statement date.

Refer to Note 2z. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

e.	Common stock - subsidiary

The Company accounts for the value of its subsidiary, MML Bay State Life Insurance Company (MML Bay State), a wholly owned stock life insurance subsidiary, at their underlying statutory net equity. MML Bay State’s operating results, less dividends declared, are reflected as net unrealized capital gains in the Statutory Statements of Changes in Shareholder’s Equity. Dividends are recorded in net investment income when declared. The cost basis of common stock – subsidiary is adjusted for impairments deemed to be other than temporary consistent with common stocks - unaffiliated.

f.	Common stocks - unaffiliated

The fair value of common stocks is based on quoted market prices when available. If quoted market prices are not available, values provided by other third-party organizations are used. If values from other third parties are unavailable, fair values are determined by management using estimates based upon internal models. The Company’s internal models include estimates based upon comparable company analysis, review of financial statements, broker quotes and last traded price. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants at the financial statement date.

Refer to Note 2z. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

g.	Mortgage loans

Mortgage loans are valued at the unpaid principal balance of the loan, net of unamortized premium and discount, valuation allowances, nonrefundable commitment fees and mortgage interest points. The mortgage loan portfolio is comprised of commercial mortgage loans, including mezzanine loans, and residential mortgage loans. Mezzanine loans are loans secured by a pledge of direct or indirect equity interest in an entity that owns real estate. Mezzanine loans are subordinate to senior secured first liens. However, the Company has negotiated provisions, with the senior lender, within the loan documents to maximize control with the objective of mitigating the Company’s risks as the mezzanine lender. Residential mortgage loans are seasoned pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration (FHA) and Veterans Administration (VA) guarantees.

Interest income earned on impaired loans is accrued on the outstanding principal balance of the loan based on the loan’s contractual coupon rate. Interest is not accrued for impaired loans more than 60 days past due, for loans delinquent more than 90 days, or when collection of interest is improbable. The Company continually monitors mortgage loans where the accrual of interest has been discontinued, and will resume the accrual of interest on a mortgage loan when the facts and circumstances of the borrower and property indicate that the payments will continue to be received according to the terms of the original or modified mortgage loan agreement.

Refer to Note 2z. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

h.	Policy loans

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy. At issuance, policy loans are fully secured by the cash surrender value of the policy. Unsecured amounts can occur when subsequent charges are incurred on the underlying policy without the receipt of additional premium. If the premium is not paid during the contractual grace period, the policy will lapse. Unsecured nonadmitted amounts were less than $1 million as of December 31, 2012 and 2011. Policy loans earn interest calculated based upon either a fixed or a variable interest rate. Accrued investment income on policy loans more than 90 days past due is included in the unpaid balance of the policy loan not to exceed the cash surrender value of the underlying contract.

i.	Real estate

Investment real estate, which the Company has the intent to hold for the production of income, and real estate occupied by the Company, are carried at depreciated cost, less encumbrances. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income.

Real estate, held for sale, is initially carried at the lower of depreciated cost or fair value less estimated selling costs at the time the property is deemed held for sale and is no longer depreciated. Adjustments to carrying value, including for further declines in fair value, are recorded in a valuation reserve which is included in realized capital losses.

Fair value is generally estimated using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks. The Company also obtains external appraisals for a rotating selection of properties annually. If an external appraisal is not obtained, an internal appraisal is performed.

Refer to Note 2z. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

j.	Partnerships and limited liability companies

Partnerships and LLCs, except for partnerships which generate low income housing tax credits (LIHTC), are accounted for using the equity method with the change in the equity value of the underlying investment recorded in surplus. Distributions received are recognized as net investment income to the extent the distribution does not exceed previously recorded accumulated undistributed earnings.

Investments in partnerships which generate LIHTC are carried at amortized cost unless considered impaired. Under the amortized cost method, the excess of the carrying value of the investment over its estimated residual value is amortized into income during the period in which tax benefits are recognized.

The equity method is suspended if the carrying value of the investment is reduced to zero due to losses from the investment. Once the equity method is suspended, losses are not recorded until the investment returns to profitability and the equity method is resumed. However, if the Company has guaranteed obligations of the investment or is otherwise committed to provide further financial support for the investment, losses will continue to be reported up to the amount of those guaranteed obligations or commitments.

Refer to Note 2z. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

k.	Derivatives and other invested assets

Derivatives and other invested assets consist of investments in derivative financial instruments and receivables for securities sold.

Derivative financial instruments are carried at estimated fair value, which is based primarily upon quotations obtained from counterparties and independent sources. The quotations from counterparties and independent sources are compared to internally derived prices and a price challenge is lodged with the counterparties and independent sources when a significant difference cannot be explained by appropriate adjustments to the internal model. When quotes from counterparties and independent sources are not available or are considered not reliable, the internally derived value is recorded. Changes in the fair value of these instruments are recorded as unrealized capital gains (losses) in surplus. Gains and losses realized on the termination, closing or assignment of contracts are recorded as realized capital gains (losses). Amounts receivable and payable are accrued as net investment income.

l.	Cash, cash equivalents and short-term investments

The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash and cash equivalents and carries them at amortized cost.

Short-term investments, which are carried at amortized cost, consist of all highly liquid investments purchased with maturities of greater than three months and less than or equal to 12 months. Investments in short-term bonds are classified as short-term investments.

The carrying value reported in the Statutory Statements of Financial Position for cash, cash equivalents and short-term investment instruments approximates the fair value.

m.	Investment income due and accrued

Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date. Due and accrued income is nonadmitted on: (a) bonds and mortgage loans delinquent more than 90 days or where collection of interest is improbable; (b) impaired bonds and mortgage loans more than 60 days past due; (c) bonds in default; (d) rent in arrears for more than 90 days; and (e) policy loan interest due and accrued more than 90 days past due and included in the unpaid balance of the policy loan in excess of the cash surrender value of the underlying contract.

n.	Other than invested assets

Other than invested assets primarily includes deferred and uncollected premium, reinsurance receivables and other receivable items.

o.	Nonadmitted assets

Assets designated as nonadmitted by the NAIC primarily include the amount of the DTAs (subject to certain limitations) that will not be realized by the end of the third calendar year following the current year end, certain investments in partnerships for which audits are not performed, certain other receivables, and advances and prepayments amounts. These assets are designated as nonadmitted and are excluded from the Statutory Statements of Financial Position through a charge against surplus.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

p.	Separate accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of individual variable annuity, variable life and other insurance contract/policyholders to meet specific investment objectives. Separate account assets consist principally of marketable securities reported at fair value. Except for the Company’s seed money and supplemental accounts, separate account assets can only be used to satisfy separate account liabilities and are not available to satisfy the general obligations of the Company. The Company’s revenue reflects fees charged to the separate accounts including administrative and investment advisory fees.

The Company only has separate accounts classified as nonguaranteed for which the contract/policyholder assumes the investment risk. Premium income, benefits and expenses of the separate accounts are included in the Statutory Statements of Income with the offset recorded in policyholders’ reserves. Investment income and realized capital gains (losses) on the assets of separate accounts, other than seed money, accrue to contract/policyholders and are not recorded in the Statutory Statements of Income. Unrealized capital gains (losses) on assets of separate accounts accrue to contract/policyholders and, accordingly, are reflected in the separate account liability to the contract/policyholder.

q.	Policyholders’ reserves

Policyholders’ reserves provide for the present value of estimated future obligations in excess of estimated future premium on policies in force.

Reserves for individual life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium or Commissioners’ Reserve Valuation Method (CRVM) bases using the 1980 Commissioners’ Standard Ordinary mortality table with assumed interest rates. Reserves for disability riders associated with life contracts are calculated using morbidity rates from the 1952 Period 2 Intercompany Disability Table.

The Company charges a higher premium on certain contracts that cover substandard mortality risk. For these policies, the reserve calculations are based on a substandard mortality rate, which is a multiple of the standard mortality tables.

Certain variable universal life and universal life contracts include features such as guaranteed minimum death benefits (GMDBs) or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit. The liability for variable and universal life GMDBs and other guarantees is included in policyholders’ reserves and the related change in this liability is included in change in policyholders’ reserves.

Reserves for individual payout annuities are developed using accepted actuarial methods computed principally under Commissioners’ Annuity Reserve Valuation Method (CARVM) using applicable interest rates and mortality tables. Individual payout annuities primarily use the 1983 Individual Annuity Mortality and Annuity 2000 tables.

Certain individual variable annuity products issued by the Company offer GMDBs. The liability for GMDBs is included in policyholders’ reserves and the related change in this liability is included in change in policyholders’ reserves.

Variable annuity GMDBs provide a death benefit in excess of the account value if the account value is less than the guaranteed minimum amount. Some contracts provide that guarantee upon the contract owner’s death and others provide it upon the annuitant’s death. This amount may be based on a return of premium (the premium paid less amounts withdrawn), a roll-up (an accumulation of premium at a specified interest rate adjusted for withdrawals), a reset (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is allowed to decrease when reset) or a ratchet (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is never allowed to decrease when reset). For a variable annuity contract, a decline in the stock market causing the contract value to fall below the specified amount will increase the net amount at risk, which is the GMDBs in excess of the contract value.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Reserves for individual fixed deferred annuities are developed using accepted actuarial methods computed principally under CARVM using applicable interest rates and mortality tables. Individual fixed deferred annuities primarily use the 1983 Individual Annuity Mortality and Annuity 2000 tables.

Reserves for individual variable deferred annuities are developed using accepted actuarial methods computed principally under CARVM for variable annuities using applicable interest rates and mortality tables. Individual variable deferred annuities primarily use the 1994 Minimum Guaranteed Death Benefit or Annuity 2000 tables. The liability is evaluated under both a standard scenario and stochastic scenarios net of currently held applicable hedge asset cash flows. The Company holds the reserve liability valuation at the higher of the standard or stochastic scenario values.

The standard scenario is a prescriptive reserve with minimal company discretion. The primary driver of the standard scenario result is the composition of the in force policies, with the key factor being the extent to which the product guarantees are “in the money.” The value of the reserve guarantees under the standard scenario is driven primarily by equity markets.

For the stochastic scenarios, the Company uses the American Academy of Actuaries’ scenarios. Prudent estimate assumptions used for policyholder behavior (lapses, partial withdrawals, annuitization and additional premium), mortality, expenses and commissions, investment management fees and taxes are consistent with those used for asset adequacy testing and are based on Company experience. The key drivers for the stochastic results are the degree that the variable annuity benefits are “in the money” given equity market levels, expenses and discount interest rates.

Tabular interest, tabular reserves less actual reserves released, and tabular cost for all life and annuity contracts and supplementary contracts involving life contingencies are determined in accordance with NAIC Annual Statement instructions. For tabular interest, term products use a formula that applies a weighted average interest rate determined from a seriatim valuation file to the mean average reserves. Universal life, variable life, group life, annuity and supplemental contracts use a formula that applies a weighted average credited rate to the mean account value. For contracts without an account value, a weighted average statutory valuation rate is applied to the mean statutory reserve or accepted actuarial methods using applicable interest rates are applied.

All policyholders’ reserves and accruals are based on the various estimates discussed previously and are presented net of reinsurance. Management believes that these liabilities and accruals represent management’s best estimate and will be sufficient, in conjunction with future revenues, to meet future anticipated obligations of policies and contracts in force.

r.	Liabilities for deposit-type contracts

Liabilities for investment-type contracts such as supplementary contracts not involving life contingencies are based on account value or accepted actuarial methods using applicable interest rates. Fair value is estimated by discounting expected future cash flows using current market interest rates.

s.	Transfers due from separate accounts

Transfers due from separate accounts represent a net receivable from the Company’s separate accounts.

t.	Asset valuation reserve

The Company maintains an AVR that is a contingency reserve to stabilize shareholder’s equity against fluctuations in the statement value of common stocks, real estate investments, partnerships and LLCs as well as credit-related changes in the value of bonds, preferred stocks, mortgage loans, and certain derivatives to the extent that AVR is greater than zero for the appropriate asset category. The AVR is reported as a liability and the change in AVR, net of tax, is reported in shareholder’s equity.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

u.	Interest maintenance reserve

The Company maintains an IMR that is used to stabilize net income against fluctuations in interest rates. After-tax realized capital gains (losses) which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the IMR and amortized into revenue using the grouped amortization method. The IMR is included in other liabilities or if negative, is nonadmitted.

v.	Securities sold under agreements to repurchase

The Company has entered into contracts for securities sold under agreements to repurchase whereby the Company sells securities and simultaneously agrees to repurchase the same or substantially the same securities. Securities sold under agreements to repurchase are accounted for as collateralized borrowings with the proceeds from the sale of the securities recorded as a liability and the underlying securities recorded as an investment by the Company. Earnings on these investments are recorded as investment income and the difference between the proceeds and the amount at which the securities will be subsequently reacquired is amortized as interest expense. Securities sold under agreements to repurchase are used as a tool for overall portfolio management to help ensure the Company maintains adequate assets in order to provide yield, spread and duration to support liabilities and other corporate needs.

The Company provides collateral, as dictated by the repurchase agreements, to the counterparty in exchange for a loan. If the fair value of the securities sold becomes less than the loan, the counterparty may require additional collateral.

w.	Other liabilities

Other liabilities primarily consist of IMR, derivative payables, amounts held for agents, remittances and items not allocated, pending security settlements and other liabilities including unearned income.

x.	Reinsurance

The Company enters into reinsurance agreements with affiliated and unaffiliated insurers in the normal course of business to limit its insurance risk.

Premium income, benefits to policyholders and policyholders’ reserves are stated net of reinsurance. Premium, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company records a receivable for reinsured benefits paid and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded and modified coinsurance reserve adjustments on reinsurance ceded are recorded as revenue.

y.	Premium and related expense recognition

Life insurance premium revenue is generally recognized annually on the anniversary date of the policy. However, premium for flexible products, primarily universal life and variable universal life contracts, is recognized as revenue when received. Annuity premium is recognized as revenue when received.

Premium revenue is adjusted by the related deferred premium adjustment. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s net premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments. Commissions and other costs related to issuance of new policies and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits and expenses.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

z.	Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)

Realized capital gains (losses), net of taxes, exclude gains (losses) deferred into the IMR and gains (losses) of the separate accounts. Realized capital gains (losses) are recognized in net income and include OTTI, and are determined using the specific identification method.

Bonds - general

The Company employs a systematic methodology to evaluate OTTI by conducting a quarterly analysis of all bonds. The Company considers the following factors, where applicable depending on the type of securities, in the evaluation of whether a noninterest related decline in value is other than temporary: (a) the likelihood that the Company will be able to collect all amounts due according to the contractual terms of the debt security; (b) the present value of the expected future cash flows of the security; (c) the characteristics, quality and value of the underlying collateral or issuer securing the position; (d) collateral structure; (e) the length of time and extent to which the fair value has been below amortized cost; (f) the financial condition and near-term prospects of the issuer; (g) adverse conditions related to the security or industry; (h) the rating of the security; and (i) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery to amortized cost.

The Company considers the following factors in the evaluation of whether a noninterest related decline in value is other than temporary: (a) the Company’s near-term intent to sell; (b) the Company’s contractual and regulatory obligations; and (c) the Company’s ability and intent not to sell the investment until anticipated recovery of the cost of the investment.

The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value.

For corporate securities, if it is determined that a decline in the fair value of a bond is other than temporary, an OTTI is recognized in earnings as a realized loss equal to the difference between the investment’s amortized cost basis and, generally, its fair value at the balance sheet date. For loan-backed and structured securities, if the present value of cash flows expected to be collected is less than the amortized cost basis of the security, an OTTI is recognized in earnings as a realized loss equal to the difference between the investment’s amortized cost basis and the present value of cash flows expected to be collected. The expected cash flows are discounted at the security’s effective interest rate. Internal inputs used in determining the amount of the OTTI on structured securities include collateral performance including prepayment speeds, default rates, and loss severity based on borrower and loan characteristics, as well as deal structure including subordination, over-collateralization and cash flow priority. In addition, if the Company has the intent to sell, or the inability, or lack of intent to retain the investment for a period sufficient to recover the amortized cost basis, an OTTI is recognized in earnings as a realized loss equal to the entire difference between the investment’s amortized cost basis and its fair value at the balance sheet date.

When a bond is other-than-temporarily impaired, a new cost basis is established. For loan-backed and structured securities, any difference between the new amortized cost basis and any increased present value of future cash flows expected to be collected is accreted into net investment income over the expected life of the bond.

The impairment review process provides a framework for deriving OTTI in a manner consistent with market participant assumptions. In these analyses, collateral type, investment structure and credit quality are critical elements in determining OTTI.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Bonds - structured and loan-backed securities

ABS and MBS are evaluated for OTTI on a quarterly basis using scenarios customized by collateral type. Cash flow estimates are based on various assumptions and inputs obtained from external industry sources along with internal analysis and actual experience. Assumptions are based on the specifics of each security including collateral type, loan type, vintage and subordination level in the structure. Where applicable, assumptions include prepayment speeds, default rates and loss severity, weighted average maturity and changes in the collateral values.

The Company has a review process for determining if CDO investments are at risk for OTTI. For the senior, mezzanine and junior debt tranches, cash flows are modeled using five scenarios based on the current ratings and values of the underlying corporate credit risks and incorporating prepayment and default assumptions that vary according to collateral attributes of each deal. The prepayment and default assumptions are varied within each model based upon rating (base case), historical expectations (default), rating change improvement (optimistic), rating change downgrade (pessimistic) and fair value (market). The default rates produced by these five scenarios are assigned an expectation weight according to current market and economic conditions and fed into a sixth scenario. OTTI is recorded if this sixth scenario results in the loss of any principal or interest payments due.

For the most subordinated junior CDO tranches, the present value of the projected cash flows in the sixth scenario are measured using an effective yield. If the current book value of the security is greater than the present value measured using an effective yield, an OTTI is taken in an amount sufficient to produce its effective yield. Certain CDOs cannot be modeled using all six scenarios because of limitations on the data needed for all scenarios. The cash flows for these CDOs, including foreign denominated CDOs, are projected using a customized scenario management believes is reasonable for the applicable collateral pool.

Common and preferred stock

The cost basis of common and preferred stocks is adjusted for impairments deemed to be other than temporary. The Company considers the following factors in the evaluation of whether a decline in value is other than temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period sufficient to allow for a near-term recovery in value; and (c) the period and degree to which the value has been below cost. The Company conducts a quarterly analysis of issuers whose common or preferred stock is not-in-good standing or valued below 80% of cost. The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes.

Mortgage loans

The Company performs internal reviews at least annually to determine if individual mortgage loans are performing or nonperforming. The fair values of performing mortgage loans are estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For nonperforming loans, the fair value is the estimated collateral value of the underlying real estate. If foreclosure is probable, the Company will obtain an external appraisal.

When, based upon current information and events, it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, a valuation allowance is established, and recorded in net unrealized capital losses, for the excess of the carrying value of the mortgage loan over the fair value of its underlying collateral. Collectability and estimated decreases in collateral values are assessed on a loan-by-loan basis considering all events and conditions relevant to the loan. This evaluation, which is done on an individual loan basis, is inherently subjective as it requires estimates that are susceptible to significant revisions as more information becomes available, as changes occur in the market or as negotiations with the borrowing entity evolve. If there is a change in the fair value of the underlying collateral or the expected loss on the loan, the valuation allowance will be adjusted. An OTTI occurs upon the realization of a credit loss, typically through foreclosure or after a decision is made to accept a discounted payoff, and is recognized in realized capital losses. The previously recorded valuation allowance is reversed from unrealized capital losses. When an OTTI is recorded, a new cost basis is established reflecting management’s estimate of the fair value of the collateral.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Real estate

For real estate held for the production of income, depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. An impairment will be required if the property’s estimated future net cash flows over ten years, undiscounted and without interest charges, is less than book value.

Adjustments to the carrying value of real estate held for sale are recorded in a valuation reserve as realized capital losses when the fair value less estimated selling costs is less than the carrying value. A new cost basis is recorded with an adjustment to realized capital losses.

Partnerships and LLCs

When it is probable that the Company will be unable to recover the outstanding carrying value of an investment based on undiscounted cash flows, or there is evidence indicating an inability of the investee to sustain earnings to justify the carrying value of the investment, OTTI is recognized in realized capital losses reflecting the excess of the carrying value over the estimated fair value of the investment. The estimated fair value is determined by assessing the value of the partnership’s or LLC’s underlying assets, cash flow, current financial condition and other market factors.

For determining impairments in partnerships that generate LIHTC, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at a risk-free rate ranging from 0.3% for future benefits of two years to 1.7% for future benefits of ten or more years and compares the results to its current book values. Impairments are recognized as realized capital losses.

Unrealized capital gains (losses)

Unrealized capital gains (losses) are recorded as a change in shareholder’s equity, net of tax.

aa.	Federal income taxes

Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense is reported in the Statutory Statements of Income as federal income tax expense if resulting from operations and within net realized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within various lines within surplus. Accordingly, the reporting of statutory to tax temporary differences, such as reserves and policy acquisition costs, and of statutory to tax permanent differences, such as tax-exempt interest and tax credits, results in effective tax rates in the Statutory Statements of Income that differ from the federal statutory tax rate.

3.	New accounting standards

a.	Adoption of new accounting standards

In June 2010, the NAIC clarified its intent regarding the bifurcation of all realized gains and losses on sales of loan-backed and structured securities. This guidance requires a cash flow analysis at the date of sale to bifurcate the realized gain or loss between credit and noncredit. The credit portion is reported in the AVR and the noncredit portion is deferred and amortized to the IMR. This guidance was issued as a revision to Statement of Statutory Accounting Principles (SSAP) No. 43R, “Loan-backed and Structured Securities,” and was effective January 1, 2011. The adoption of this guidance did not have a significant impact on the Company’s financial statements.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In October 2010, the NAIC modified the definitions of loan-backed and structured securities included in SSAP No. 43R. The revised definitions expand the requirement to include any securitized asset where the underlying cash flows are from all types of asset pools and not just those originating from either mortgages or securities. Regardless of the underlying collateral, each security structured through a special purpose entity, trust or LLC is expected to be reported as a SSAP No. 43R security, not as an issuer obligation under SSAP No. 26, “Bonds, excluding Loan-backed and Structured Securities.” This guidance was effective January 1, 2011. The adoption of this guidance did not have a significant impact on the Company’s financial statements.

In October 2010, the NAIC revised guidance pertaining to disclosure of withdrawal characteristics. These revisions expand the disclosure requirements for annuity actuarial reserves and deposit liabilities by withdrawal characteristics in accordance with the following categories: general account, separate account with guarantees, separate account nonguaranteed and the total. This guidance was issued as SSAP No. 51, “Life Contracts,” SSAP No. 52, “Deposit-Type Contracts” and SSAP No. 61, “Life, Deposit-Type and Accident and Health Reinsurance” and was effective January 1, 2011. The adoption of this guidance did not have a significant impact on the Company’s financial statements.

In March 2011, the NAIC issued revisions to SSAP No. 100, “Fair Value Measurements,” which requires additional fair value disclosures. These additional disclosures include a disclosure of the fair value hierarchy of items that are disclosed with a fair value measurement but are not valued at fair value in the balance sheet. Also, for financial instruments carried at fair value, companies are required to disclose purchases, sales, issuances and settlements on a gross basis for fair value measurements categorized in Level 3 of the fair value hierarchy. These new requirements were effective January 1, 2012.

In November 2011, the NAIC issued SSAP No. 101, “Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10.” This statement establishes statutory accounting principles for current and deferred federal and foreign income taxes and current state income taxes. This statement supersedes SSAP No. 10, “Income Taxes” and SSAP No. 10R, “Income Taxes, A Temporary Replacement of SSAP No. 10,” which expired on December 31, 2011. SSAP No. 101, which was effective on January 1, 2012, has: 1) restricted the ability to use the 3 years/15 percent of surplus admission rule to those reporting entities that meet the modified Risk Based Capital (RBC) ratio (Ex-DTA RBC ratio) threshold, 2) changed the recognition threshold for recording tax contingency reserves from a probable liability standard to a more-likely-than-not liability standard, 3) required the disclosure of tax planning strategies that relate to reinsurance and, 4) required consideration of reversal patterns of DTAs and Deferred Tax Liabilities (DTLs) in determining the extent to which DTLs could offset DTAs on the balance sheet. There was no cumulative effect of adopting this standard.

b.	Future adoption of new accounting standards

In March 2012, the NAIC issued SSAP No. 103, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities.” This SSAP will supersede SSAP No. 91R, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities”. The change to SSAP No. 91R incorporates the U.S. GAAP guidance of the Financial Accounting Standards Board (FASB) Statement No. 166, “Accounting for Transfers and Servicing of Financial Assets, an amendment of FASB Statement No. 140,” and Accounting Standards Update (ASU) No. 2011-03, “Transfers and Servicing (Topic 860), Reconsideration of Effective Control for Repurchase Agreements,” with modifications to conform the guidance to statutory accounting concepts. These modifications are primarily related to concepts that are not applicable or consistent with statutory accounting (e.g., rejection of U.S. GAAP consideration for consolidated affiliates, references to U.S. GAAP standards, methods, references and guidance not adopted for/applicable to statutory accounting). The Company is required to adopt the guidance prospectively as of January 1, 2013. Early adoption is not permitted. Adoption of this guidance is not expected to have a significant impact on the Company’s financial statements.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

4.	Investments

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment.

a.	Bonds

The carrying value and fair value of bonds were as follows:

	December 31, 2012
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(In Millions)

U.S. government and agencies	$336	$53	$-	$389
All other governments	1	-	-	1
States, territories and possessions	92	12	-	104
Special revenue	128	23	-	151
Industrial and miscellaneous	3,714	358	18	4,054
Parent, subsidiaries and affiliates	346	19	11	354

Total	$4,617	$465	$29	$5,053

Note: The unrealized losses exclude $1 million of losses embedded in the carrying value, which include $1 million from NAIC Category 6 bonds and less than $1 million from RMBS and CMBS whose ratings were obtained from outside modelers.

	December 31, 2011
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(In Millions)

U.S. government and agencies	$631	$108	$-	$739
States, territories and possessions	81	7	-	88
Special revenue	126	19	-	145
Industrial and miscellaneous	3,601	258	74	3,785
Parent, subsidiaries and affiliates	307	12	22	297

Total	$4,746	$404	$96	$5,054

Note: The unrealized losses exclude $2 million of losses embedded in the carrying value, which include $2 million from NAIC Category 6 bonds and less than $1 million from RMBS and CMBS whose ratings were obtained from outside modelers.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The quality of the bond portfolio is determined by the use of SVO ratings and the equivalent rating agency designations, except for RMBS and CMBS that use outside modelers. The following sets forth the NAIC class ratings for the bond portfolio including RMBS and CMBS as of December 31, 2012 and 2011:

		December 31,
		2012		2011

NAIC Class	Equivalent Rating Agency Designation	Carrying Value	% of Total	Carrying Value	% of Total

		($ In Millions)

1	Aaa/Aa/A	$2,390	52%	$2,734	58%
2	Baa	1,824	40	1,697	36
3	Ba	200	4	153	3
4	B	149	3	91	2
5	Caa and lower	42	1	59	1
6	In or near default	12	-	12	-

	Total	$4,617	100%	$4,746	100%

The following sets forth RMBS and CMBS subject to modeling as of December 31, 2012 and 2011 after reflection of the mandated adjustment to NAIC designation from future loss modeling performed by outside modelers:

	December 31,
	2012				2011

	RMBS		CMBS		RMBS		CMBS

NAIC Class	Carrying Value	% of Total	Carrying Value	% of Total	Carrying Value	% of Total	Carrying Value	% of Total

	($ In Millions)

1	$133	97%	$261	100%	$152	85%	$295	99%
2	1	1	-	-	9	5	-	-
3	2	1	1	-	8	4	1	1
4	1	1	-	-	10	6	-	-

	$137	100%	$262	100%	$179	100%	$296	100%

The following summarizes the carrying value and fair value of bonds as of December 31, 2012 by contractual maturity. Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without prepayment penalties. Securities not due on a single maturity date are included as of the final maturity date.

	Carrying Value	Fair Value

	(In Millions)

Due in one year or less	$193	$190
Due after one year through five years	1,158	1,229
Due after five years through ten years	1,762	1,947
Due after 10 years	1,504	1,687

Total	$4,617	$5,053

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Sales proceeds and related gross realized capital gains (losses) from bonds were as follows:

	Years Ended
	December 31,
	2012	2011	2010

	(In Millions)

Proceeds from sales	$610	$570	$459
Gross realized capital gains from sales	61	11	19
Gross realized capital losses from sales	(2)	(7)	(10)

The following is an analysis of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position as of December 31, 2012 and 2011:

	December 31, 2012

	Less Than 12 Months			12 Months or Longer

	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers

	($ In Millions)

Industrial and miscellaneous	$231	$5	160	$232	$14	321
Parent, subsidiaries and affiliates	-	-	-	80	11	12

Total	$231	$5	160	$312	$25	333

Note: The unrealized losses include $1 million of losses embedded in the carrying value from NAIC Category 6 bonds and less than $1 million from RMBS and CMBS whose ratings were obtained from outside modelers.

	December 31, 2011

	Less Than 12 Months			12 Months or Longer

	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers

	($ In Millions)

Industrial and miscellaneous	$518	$19	403	$258	$56	459
Parent, subsidiaries and affiliates	212	8	19	46	15	10

Total	$730	$27	422	$304	$71	469

Note: The unrealized losses include $2 million of losses embedded in the carrying value from NAIC Category 6 bonds and less than $1 million from RMBS and CMBS whose ratings were obtained from outside modelers.

Based on the Company’s policies, as of December 31, 2012 and 2011, the Company has not deemed these unrealized losses to be other than temporary because the carrying value of the investments is expected to be realized based on the Company’s analysis of fair value or, for loan-backed and structured securities, based on present value of cash flows, and the Company has the ability and intent not to sell these investments until recovery, which may be maturity.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2012, investments in structured and loan-backed securities that had unrealized losses, which were not recognized in earnings, had a fair value of $213 million. Securities in an unrealized loss position for less than 12 months had a fair value of $28 million and unrealized losses of $1 million. Securities in an unrealized loss position for greater than 12 months had a fair value of $185 million and unrealized losses of $14 million. These securities were primarily categorized as industrial and miscellaneous and parent, subsidiaries and affiliates.

In the course of the Company’s investment management activities, securities may be sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. The Company did not sell any securities with the NAIC Designation 3 or below for the years ended December 31, 2012 or 2011 that were reacquired within 30 days of the sale date.

The Company had assets which were on deposit with government authorities or trustees as required by law in the amount of $3 million as of December 31, 2012 and 2011.

Residential mortgage-backed exposure

RMBS are included in the U.S. government, special revenue, and industrial and miscellaneous bond categories. The Alt-A category includes option adjustable rate mortgages and the subprime category includes ‘scratch and dent’ or reperforming pools, high loan-to-value pools, and pools where the borrowers have very impaired credit but the average loan-to-value is low, typically 70% or below. In identifying Alt-A and subprime exposure, management used a combination of qualitative and quantitative factors, including FICO scores and loan-to-value ratios.

As of December 31, 2012 and 2011, RMBS had a total carrying value of $208 million and $252 million and a fair value of $223 million and $232 million, of which approximately 40% and 46%, based on carry value, was classified as Alt-A, respectively. As of December 31, 2012 and 2011, Alt-A and subprime RMBS had a total carrying value of $110 million and $153 million and a fair value of $113 million and $121 million, respectively.

During the year ended December 31, 2012, there were no significant credit downgrades for the securities held by the Company that were backed by residential mortgage pools.

Leveraged loan exposure

Leveraged loans are loans extended to companies that already have considerable amounts of debt. The Company reports leveraged loans as bonds. These leveraged loans have interest rates higher than typical loans reflecting the additional risk of default from issuers with high debt-to-equity ratios.

As of December 31, 2012 and 2011, total leveraged loans and leveraged loan CDOs had a carrying value of $580 million and $541 million and a fair value of $597 million and $531 million, of which approximately 91% and 94%, based on carry value, were domestic leveraged loans and CDOs, respectively.

Commercial mortgage-backed exposure

The Company holds bonds backed by pools of commercial mortgages. The mortgages in these pools have varying risk characteristics related to underlying collateral type, borrower’s risk profile and ability to refinance, and the return provided to the borrower from the underlying collateral. These investments had a carrying value of $270 million and fair value of $291 million as of December 31, 2012 and a carrying value of $313 million and fair value of $326 million as of December 31, 2011.

b.	Preferred stocks

The Company held preferred stocks with carrying values of $24 million and fair values of $28 million as of December 31, 2012 and carrying values of $20 million and fair values of $23 million as of December 31, 2011.

The Company held preferred stocks for which the transfer of ownership was restricted by contractual requirements with carrying values of $13 million as of December 31, 2012 and $11 million as of December 31, 2011.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.	Common stocks - unaffiliated

The adjusted cost basis and carrying value of unaffiliated common stocks were as follows:

	December 31,
	2012	2011

	(In Millions)

Adjusted cost basis	$3	$3
Gross unrealized gains	2	4

Carrying value	$5	$7

As of December 31, 2012 and 2011, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of less than $1 million in one issuer. Based upon the Company’s impairment review process discussed in Note 2z. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” the decline in value of these securities was not considered to be other than temporary as of December 31, 2012 or 2011.

The Company held common stocks for which the transfer of ownership was restricted by contractual requirements with carrying values of $2 million as of December 31, 2012 and $4 million as of December 31, 2011.

d.	Common stock - subsidiary

MML Bay State primarily provides variable life and bank-owned life insurance business. The Company did not receive a dividend from MML Bay State in 2012 or 2011. The Company received a dividend from MML Bay State of $37 million in 2010. The Company did not receive a return of capital from MML Bay State in 2012 or 2011. The Company received a return of capital of $3 million from MML Bay State in 2010. A majority of MML Bay State’s statutory shareholder’s equity is subject to dividend restrictions. Dividend restrictions, imposed by state regulations, limit the payment of dividends to the Company without prior approval from the Department. Under these regulations, $20 million of shareholder’s equity is available for distribution to the shareholder in 2013 without prior regulatory approval.

The Company did not hold any affiliated common stocks for which the transfer of ownership was restricted by contractual requirements as of December 31, 2012 or 2011.

Summarized below is statutory financial information for MML Bay State:

	As of and for Years Ended December 31,

	2012	2011	2010

	(In Millions)

Total revenue	$112	$117	$116
Net income	22	29	36
Assets	4,489	4,411	4,413
Liabilities	4,293	4,235	4,261
Equity	196	176	152

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

e.	Mortgage loans

Mortgage loans are comprised of commercial mortgage loans and residential mortgage loans. The Company’s commercial mortgage loans primarily finance various types of commercial real estate properties throughout the U.S. and Canada. The Company holds commercial mortgage loans for which it is the primary lender and mezzanine loans for which the Company is a secondary lender for commercial properties in development. These loans have varying risk characteristics including, among others, the borrower’s liquidity, the underlying percentage of completion of a project, the returns generated by the collateral, the refinance risk associated with maturity of the loan and deteriorating collateral value.

Residential mortgage loans are seasoned pools of homogeneous residential mortgage loans substantially backed by FHA and VA guarantees. The Company does not originate any residential mortgages but invests in seasoned residential mortgage loan pools that may contain mortgages of subprime credit quality. As of December 31, 2012 and 2011, the Company did not have any direct subprime exposure through the purchases of unsecuritized whole-loan pools.

Geographical concentration is considered prior to the purchase of mortgage loans and residential mortgage loan pools. The mortgage loan portfolio is diverse with no significant concentrations in any particular geographic region of the country for the years ended December 31, 2012 and 2011.

The carrying value and fair value of the Company’s mortgage loans were as follows:

	December 31,
	2012		2011

	Carrying Value	Fair Value	Carrying Value	Fair Value

	(In Millions)

Commercial mortgage loans:
Primary lender	$521	$530	$632	$639
Mezzanine loans	1	1	1	1

Total commercial mortgage loans	522	531	633	640

Residential mortgage loans:
FHA insured and VA guaranteed	247	249	241	239
Other residential loans	3	3	5	5

Total residential mortgage loans	250	252	246	244

Total mortgage loans	$772	$783	$879	$884

As of December 31, 2012, scheduled mortgage loan maturities, net of valuation allowances, for commercial and residential loans were as follows (in millions):

2013	$85
2014	74
2015	56
2016	69
2017	46
Thereafter	192

Commercial mortgage loans	522
Residential mortgage loans	250

Total	$772

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company uses an internal rating system as its primary method of monitoring credit quality. The following illustrates the Company’s mortgage loan portfolio categorized by what it believes is the equivalent rating agency designation (classification of prior year amounts has been adjusted to conform with the Company’s current year translation method):

	December 31, 2012

	AAA/AA/A	BBB	BB	B	CCC and Lower	Total

	(In Millions)

Commercial mortgage loans:
Primary lender	$152	$224	$68	$62	$15	$521
Mezzanine loans	-	-	-	-	1	1

Total commercial mortgage loans	152	224	68	62	16	522

Residential mortgage loans:
FHA insured and VA guaranteed	247	-	-	-	-	247
Other residential loans	3	-	-	-	-	3

Total residential mortgage loans	250	-	-	-	-	250

Total mortgage loans	$402	$224	$68	$62	$16	$772

	December 31, 2011

	AAA/AA/A	BBB	BB	B	CCC and Lower	Total

	(In Millions)

Commercial mortgage loans:
Primary lender	$159	$273	$104	$92	$4	$632
Mezzanine loans	-	-	-	-	1	1

Total commercial mortgage loans	159	273	104	92	5	633

Residential mortgage loans:
FHA insured and VA guaranteed	241	-	-	-	-	241
Other residential loans	5	-	-	-	-	5

Total residential mortgage loans	246	-	-	-	-	246

Total mortgage loans	$405	$273	$104	$92	$5	$879

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The loan-to-value ratios by property type of the Company’s commercial mortgage loans were as follows:

	December 31, 2012

	Less than 80%	81% to 95%	Above 95%	Total	% of Total

	($ In Millions)

Office	$221	$20	$10	$251	48%
Industrial and other	70	45	-	115	22
Apartments	81	-	1	82	16
Retail	27	2	19	48	9
Hotels	21	-	5	26	5

Total	$420	$67	$35	$522	100%

	December 31, 2011

	Less than 80%	81% to 95%	Above 95%	Total	% of Total

	($ In Millions)

Office	$253	$36	$4	$293	46%
Industrial and other	69	47	14	130	21
Apartments	107	28	6	141	22
Retail	28	2	19	49	8
Hotels	15	-	5	20	3

Total	$472	$113	$48	$633	100%

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The geographic distribution of commercial mortgage loans was as follows:

	December 31, 2012

	Carrying Value	Average Loan-to-Value Ratio

	($ In Millions)

California	$141	70%
Texas	35	70%
New York	32	49%
Massachusetts	31	62%
Illinois	27	83%
Pennsylvania	27	50%
All other states	184	61%
Canada	35	67%
United Kingdom	10	48%

Total commercial mortgage loans	$522	64%

Note: All other states consists of 23 states, with no individual state exposure exceeding $23 million.

	December 31, 2011

	Carrying Value	Average Loan-to-Value Ratio

	($ In Millions)

California	$169	75%
Massachusetts	43	59%
Texas	39	71%
New York	37	48%
District of Columbia	36	67%
Illinois	31	76%
All other states	214	64%
Canada	64	75%

Total commercial mortgage loans	$633	68%

Note: All other states consists of 24 states, with no individual state exposure exceeding $28 million.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Mortgage loan interest rates, including fixed and variable, on the Company’s portfolio of mortgage loans were:

	December 31,
	2012			2011

	Low	High	Weighted Average	Low	High	Weighted Average

Commercial mortgage loans	1.2%	8.4%	5.2%	0.9%	8.4%	5.4%
Residential mortgage loans	2.6%	10.0%	5.7%	3.0%	10.0%	5.9%
Mezzanine mortgage loans	9.0%	12.0%	10.1%	9.0%	15.0%	9.8%

Mortgage loan interest rates, including fixed and variable, on new issues were:

	Years Ended December 31,
	2012			2011

	Low	High	Weighted Average	Low	High	Weighted Average

Commercial mortgage loans	3.7%	4.8%	4.2%	4.1%	5.2%	4.7%
Residential mortgage loans	5.1%	5.3%	5.1%	5.1%	6.2%	5.3%

The maximum percentage of any one commercial mortgage loan to the estimated value of secured collateral at the time the loan was originated, exclusive of mezzanine, insured, guaranteed or purchase money mortgages, was 89.5% as of December 31, 2012 and 2011. The maximum percentage of any one mezzanine loan to the estimated value of secured collateral at the time the loan was originated was 93.0% as of December 31, 2012 and 97.0% as of December 31, 2011.

The following presents a summary of the Company’s impaired mortgage loans:

	December 31, 2012

	Carrying Value	Average Carrying Value	Unpaid Principal Balance	Valuation Allowance	Interest Income

	(In Millions)

With allowance recorded:
Commercial mortgage loans:
Mezzanine loans	$-	$-	$1	$(1)	$-

With no allowance recorded:
Commercial mortgage loans:
Mezzanine loans	-	-	1	-	-

Total impaired commercial mortgage loans	$-	$-	$2	$(1)	$-

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2011

	Carrying Value	Average Carrying Value	Unpaid Principal Balance	Valuation Allowance	Interest Income

	(In Millions)

With allowance recorded:
Commercial mortgage loans:
Mezzanine loans	$-	$-	$2	$(2)	$-

With no allowance recorded:
Commercial mortgage loans:
Mezzanine loans	-	1	1	-	-

Total impaired commercial mortgage loans	$-	$1	$3	$(2)	$-

	December 31, 2010

	Carrying Value	Average Carrying Value	Unpaid Principal Balance	Valuation Allowance	Interest Income

	(In Millions)

With allowance recorded:
Commercial mortgage loans:
Primary lender	$52	$52	$59	$(7)	$4
Mezzanine loans	2	2	4	(3)	-

Total	54	54	63	(10)	4

With no allowance recorded:
Commercial mortgage loans:
Mezzanine loans	-	-	1	-	-

Total impaired commercial mortgage loans	$54	$54	$64	$(10)	$4

The following presents changes in the valuation allowance recorded for the Company’s mortgage loans:

	Years Ended December 31,
	2012			2011			2010

	Commercial

	Primary Lender	Mezzanine	Total	Primary Lender	Mezzanine	Total	Primary Lender	Mezzanine	Total

	(In Millions)

Beginning balance	$-	$(2)	$(2)	$(7)	$(3)	$(10)	$(15)	$(3)	$(18)
Additions	-	-	-	-	-	-	(3)	(1)	(4)
Decreases	-	1	1	5	-	5	3	1	4
Write-downs	-	-	-	2	1	3	8	-	8

Ending balance	$-	$(1)	$(1)	$-	$(2)	$(2)	$(7)	$(3)	$(10)

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2012, the Company did not hold any past due commercial or residential mortgage loans. The carrying value of commercial mezzanine loans for which the Company has suspended interest accruals was $1 million as of December 31, 2012 and 2011. The Company did not have any mortgage loans with interest more than 180 days past due as of December 31, 2012, 2011 or 2010. The Company had one restructured commercial mortgage loan with a total carrying value of less than $1 million as of December 31, 2012 and 2011. There were no restructured residential mortgage loans as of December 31, 2012 or 2011.

f.	Real estate

The carrying value of real estate was as follows:

	December 31,
	2012	2011

	(In Millions)

Held for the production of income	$43	$42
Accumulated depreciation	(6)	(5)
Encumbrances	(8)	(12)

Total real estate	$29	$25

The Company invests in real estate as part of its diversified investment strategy. Properties are acquired and managed for net income growth and increasing value. Upon management’s approval for the sale of a property it is classified as held for sale.

As of December 31, 2012 and 2011, the Company did not hold any nonincome producing real estate.

Depreciation expense on real estate was $1 million for the years ended December 31, 2012, 2011 and 2010.

g.	Partnerships and limited liability companies

Partnership and LLC holdings, at carrying value, by annual statement category are:

	December 31,
	2012	2011

	(In Millions)

Common stocks	$84	$87
Real estate	84	72
Fixed maturities/preferred stock	46	56
Mortgage loans	4	7
LIHTC	6	7
Other	6	6

Total	$230	$235

There were no write-downs or reclassifications of LIHTC partnerships made during the years ended December 31, 2012 or 2011 due to forfeiture or ineligibility of tax credits or similar issues. In addition, there are no LIHTC properties currently subject to regulatory review.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

h.	Net investment income

Net investment income was derived from the following sources:

	Years Ended December 31,
	2012	2011	2010

	(In Millions)

Bonds	$237	$235	$224
Preferred stocks	1	1	1
Common stocks - subsidiaries and affiliates	-	-	37
Common stocks - unaffiliated	-	-	1
Mortgage loans	44	50	56
Policy loans	9	10	11
Real estate	3	2	2
Partnerships and LLCs	30	20	11
Derivatives	29	12	2
Cash, cash equivalents and short-term investments	2	1	1
Other	-	2	1

Subtotal investment income	355	333	347
Amortization of the IMR	14	11	11
Investment expenses	(14)	(13)	(12)

Net investment income	$355	$331	$346

i.	Net realized capital gains (losses)

Net realized capital gains (losses) including OTTI were comprised of the following:

	Years Ended December 31,
	2012	2011	2010

	(In Millions)

Bonds	$48	$(10)	$(5)
Preferred stocks	1	1	-
Common stocks - unaffiliated	1	1	2
Mortgage loans	6	(4)	(6)
Partnerships and LLCs	(7)	2	(9)
Derivatives and other	49	95	4

Net realized capital gains (losses) before federal and state taxes and deferral to the IMR	98	85	(14)
Net federal and state tax expense	(13)	(6)	(4)

Net realized capital gains (losses) before deferral to the IMR	85	79	(18)
Net after tax gains deferred to the IMR	(81)	(101)	(12)

Net realized capital gains (losses)	$4	$(22)	$(30)

Portions of realized capital gains (losses), deemed to be interest related, were deferred into the IMR. The IMR liability balance was $103 million as of December 31, 2012 and $36 million as of December 31, 2011 and was included in other liabilities on the Statutory Statements of Financial Position.

Refer to Note 2u. “Interest maintenance reserve” for information on the Company’s policy for IMR.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

OTTI, which are included in the net realized capital gains (losses) above, consisted of the following:

	Years Ended December 31,
	2012	2011	2010

	(In Millions)

Bonds	$(11)	$(14)	$(14)
Mortgage loans	-	(4)	(5)
Partnerships and LLCs	(6)	(5)	(10)

Total	$(17)	$(23)	$(29)

For the years ended December 31, 2012, 2011 and 2010, the Company recognized $8 million, $11 million and $12 million, respectively, of OTTI on structured and loan backed securities primarily due to the present value of expected cash flows being less than the amortized cost.

For the year ended December 31, 2012, 64% of the $11 million of bond OTTI were determined using internally developed models. For the year ended December 31, 2011, 79% of the $14 million of bond OTTI were determined using internally developed models. For the year ended December 31, 2010, 86% of the $14 million of bond OTTI were determined using internally developed models.

The remaining OTTI amounts were determined using external inputs such as publicly observable fair values and credit ratings. Refer to Note 2z. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for more information on assumptions and inputs used in the Company’s OTTI models.

Refer to Note 17. “Impairment listing for loan-backed and structured securities” for a CUSIP level list of impaired structured securities where the present value of cash flows expected to be collected is less than the amortized cost basis.

j.	Securities sold under agreements to repurchase

The Company had securities sold under agreements to repurchase with carrying values of $198 million as of December 31, 2012 and $190 million as of December 31, 2011. As of December 31, 2012, the maturity of these agreements was January 3, 2013 and the interest rate was 0.3%. The outstanding amounts were collateralized by bonds with a fair value of $199 million as of December 31, 2012 and $197 million as of December 31, 2011.

k.	Derivative financial instruments

The Company uses derivative financial instruments in the normal course of business to manage risks, primarily to reduce currency, interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and fixed income investments to create synthetic investment positions. These combined investments are created opportunistically when they are economically more attractive than the actual instrument or when the simulated instruments are unavailable. Synthetic assets can be created either to hedge and reduce the Company’s credit exposure or to create an investment in a particular asset. The Company held synthetic assets with a net notional amount of $117 million as of December 31, 2012 and $169 million as of December 31, 2011. Of this amount, $13 million as of December 31, 2012 and $23 million as of December 31, 2011, were considered replicated asset transactions as defined under statutory accounting principles as the pairing of a long derivative contract with a cash instrument held. The Company’s derivative strategy employs a variety of derivative financial instruments, including interest rate swaps, currency swaps, equity and credit default swaps, options, interest rate caps and floors, forward contracts and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not generally designated in hedging relationships; therefore, as allowed by accounting rules, the Company intentionally has not applied hedge accounting.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Under interest rate swaps, the Company agrees, at specified intervals, to an exchange of variable rate and fixed rate interest payments calculated by reference to an agreed upon notional principal amount. Typically, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. Interest rate swaps are primarily used to more closely match the cash flows of assets and liabilities. Interest rate swaps are also used to mitigate changes in the value of assets anticipated to be purchased and other anticipated transactions and commitments.

Under currency swaps, the Company agrees to an exchange of principal denominated in two different currencies at current rates, under an agreement to repay the principal at a specified future date and rate. The Company uses currency swaps for the purpose of managing currency exchange risks in its assets and liabilities.

Credit default swaps involve a transfer of the credit risk of fixed income instruments from one party to another in exchange for periodic premium payments. The buyer of the credit default swap receives credit protection, whereas the seller of the swap guarantees the credit worthiness of the underlying security. A credit default swap transfers the risk of default from the buyer of the swap to the seller. If a specified credit event occurs, as defined by the agreement, the seller is obligated to pay the counterparty the contractually agreed upon amount and receives in return the underlying security in an amount equal to the notional value of the credit default swap. A credit event is generally defined as default on contractually obligated interest or principal payments or bankruptcy.

The Company does not sell credit default swaps as a participant in the credit insurance market. The Company does, however, use credit default swaps as part of its investment management process. The Company buys credit default swaps as an efficient means to reduce credit exposure to particular issuers or sectors in the Company’s investment portfolio. The Company sells credit default swaps in order to create synthetic investment positions that enhance the return on its investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market.

Options grant the purchaser the right to buy or sell a security or enter a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to 15 years. A swaption is an option to enter an interest rate swap at a future date. The Company purchases these options to protect against undesirable financial effects resulting from interest rate exposures that exist in its assets and/or liabilities.

Interest rate cap agreements are option contracts in which the seller agrees to limit the purchaser’s risk associated with an increase in a reference rate or index in return for a premium. Interest rate floor agreements are option contracts in which the seller agrees to limit the purchaser’s risk associated with a decline in a reference rate or index in return for a premium. The Company is exposed to policyholder surrenders during a rising interest rate environment. Interest rate cap and swaption contracts are used to mitigate the Company’s loss as interest rates rise. These derivative instruments are used to reduce the duration risk of fixed maturity investments to match certain life insurance products in accordance with the Company’s asset and liability management policy.

The Company utilizes certain other agreements including forward contracts and financial futures to reduce exposures to various risks. Forward contracts and financial futures are used by the Company to manage market risks relating to interest rates. Currency forwards are contracts in which the Company agrees with other parties to exchange specified amounts of identified currencies at a specified future date. Typically, the exchange is agreed upon at the time of the contract. The Company also uses “to be announced” forward contracts (TBAs) to participate in the investment return on mortgage-backed securities. The Company believes that TBAs can provide a more liquid and cost effective method of participating in the investment return on mortgage-backed securities than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment is made at a specified future date. The Company usually does not purchase TBAs with settlement by the first possible delivery date and thus accounts for these TBAs as derivatives. TBAs that settle on the first possible delivery date are accounted for as bonds. The Company’s futures contracts are exchange traded and have credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s principal derivative market risk exposures are interest rate risk, which includes the impact of inflation, and credit risk. Interest rate risk pertains to the change in fair value of the derivative instruments as market interest rates move. The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. To minimize credit risk, the Company and its derivative counterparties require collateral to be posted in the amount owed under each transaction, subject to threshold and minimum transfer amounts that are functions of the rating on the counterparty’s long-term, unsecured, unsubordinated debt. Additionally, in many instances, the Company enters agreements with counterparties that allow for contracts in a positive position, in which the Company is due amounts, to be offset by contracts in a negative position. This right of offset, combined with collateral obtained from counterparties, reduces the Company’s exposure. Collateral pledged by the counterparties was $42 million as of December 31, 2012 and $88 million as of December 31, 2011. In the event of default the full market value exposure at risk in a net gain position, net of offsets and collateral, was $4 million as of December 31, 2012 and $5 million as of December 31, 2011. The amount at risk using NAIC prescribed rules was $4 million as of December 31, 2012 and $11 million as of December 31, 2011. The Company regularly monitors counterparty credit ratings and exposures, derivative positions and valuations and the value of collateral posted to ensure counterparties are credit-worthy and the concentration of exposure is minimized. The Company monitors this exposure as part of its management of the Company’s overall credit exposures.

If amounts are due from the counterparty, they are reported as an asset. If amounts are due to the counterparty, they are reported as a liability. Negative values in the carrying value of a particular derivative category can result from a counterparty’s right to offset carrying value positions in other derivative categories.

The following summarizes the carrying values and notional amounts of the Company’s derivative financial instruments:

	December 31, 2012

	Assets		Liabilities

	Carrying Value	Notional Amount	Carrying Value	Notional Amount

	(In Millions)

Interest rate swaps	$191	$7,826	$192	$6,026
Options	44	1,984	(18)	100
Currency swaps	(2)	38	-	81
Forward contracts	-	103	1	78
Credit default swaps	-	52	(1)	23
Financial futures - long positions	-	602	-	-

Total	$233	$10,605	$174	$6,308

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2011

	Assets		Liabilities

	Carrying Value	Notional Amount	Carrying Value	Notional Amount

	(In Millions)

Interest rate swaps	$123	$8,326	$151	$4,231
Options	102	734	(26)	680
Forward contracts	4	215	-	4
Currency swaps	(3)	62	1	64
Credit default swaps	-	59	(1)	32
Financial futures - long positions	-	391	-	-

Total	$226	$9,787	$125	$5,011

In most cases, the notional amounts are not a measure of the Company’s credit exposure. The exceptions to this rule are mortgage-backed forwards and credit default swaps that sell protection. In the event of default, the Company is fully exposed to the notional amounts of $117 million as of December 31, 2012 and $169 million as of December 31, 2011. Collateral is exchanged for all derivative types except mortgage-backed forwards. For all other contracts, the amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial or other indices.

The weighted average fair value of outstanding derivative financial instrument assets was $223 million for the year ended December 31, 2012 and was $174 million for the year ended December 31, 2011. The weighted average fair value of outstanding derivative financial instrument liabilities was $150 million for the year ended December 31, 2012 and was $70 million for the year ended December 31, 2011.

The following represents the Company’s gross notional interest rate swap positions:

	December 31,
	2012	2011

	(In Millions)

Open interest rate swaps in a fixed pay position	$8,274	$7,588
Open interest rate swaps in a fixed receive position	5,578	4,969

Total interest rate swaps	$13,852	$12,557

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes the Company’s net realized gains (losses) on closed contracts and change in net unrealized gains (losses) related to market fluctuations on open contracts by derivative type:

	December 31,
	2012		2011

	Net Realized Gains (Losses) Closed Contracts	Change In Net Unrealized Gains (Losses) Open Contracts	Net Realized Gains (Losses) Closed Contracts	Change In Net Unrealized Gains (Losses) Open Contracts

	(In Millions)

Interest rate swaps	$(10)	$26	$(1)	$(89)
Currency swaps	(6)	2	-	3
Options	23	(86)	(28)	85
Credit default swaps	-	-	-	(1)
Forward contracts	9	(5)	9	3
Financial futures - long positions	35	-	118	-
Financial futures - short positions	(3)	-	(2)	-

Total	$48	$(63)	$96	$1

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

5.	Fair value of financial instruments

The following presents a summary of the carrying values and fair values of the Company’s financial instruments:

	December 31, 2012					December 31, 2011

	Carrying Value	Fair Value	Level 1	Level 2	Level 3	Carrying Value	Fair Value

	(In Millions)					(In Millions)

Financial assets:
Bonds:
U. S. government and agencies	$336	$389	$-	$388	$1	$631	$739
All other governments	1	1	-	1	-	-	-
States, territories and possessions	92	104	-	104	-	81	88
Special revenue	128	151	-	151	-	126	145
Industrial and miscellaneous	3,714	4,054	-	2,707	1,347	3,601	3,785
Parent, subsidiaries and affiliates	346	354	-	149	205	307	297
Preferred stocks	24	28	12	2	14	20	23
Common stock - unaffiliated	5	5	3	-	2	7	7
Mortgage loans - commercial	522	531	-	-	531	633	640
Mortgage loans - residential	250	252	-	-	252	246	244
Cash, cash equivalents and short-term investments	504	504	32	472	-	145	145
Separate account assets	1,673	1,673	1,673	-	-	1,636	1,636
Derivatives:
Interest rate swaps	191	191	-	191	-	123	123
Options	44	44	-	44	-	102	102
Currency swaps	(2)	(2)	-	(2)	-	(3)	(3)
Forward contracts	-	-	-	-	-	4	4
Financial liabilities:
Securities sold under agreements to repurchase	198	198	-	198	-	190	190
Investment-type insurance contracts:
Individual annuity investment contracts	3,404	3,759	-	-	3,759	3,406	3,621
Supplementary investment contracts	51	51	-	-	51	23	24
Derivatives:
Interest rate swaps	192	192	-	192	-	151	151
Options	(18)	(18)	-	(18)	-	(26)	(26)
Currency swaps	-	-	-	-	-	1	1
Forward contracts	1	1	-	1	-	-	-
Credit default swaps	(1)	(1)	-	(1)	-	(1)	(1)

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value establishes a measurement framework that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. Each level reflects a unique description of the inputs that are significant to the fair value measurements. The levels of the fair value hierarchy are as follows:

Level 1 – Observable inputs in the form of quoted prices for identical instruments in active markets.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active or other inputs that are observable or can be derived from observable market data for substantially the full term of the assets or liabilities.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Level 3 – One or more unobservable inputs that are supported by little or no market activity and are significant to fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using internal models, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

When available, the Company generally uses unadjusted quoted market prices from independent sources to determine the fair value of investments, and classifies such items within Level 1 of the fair value hierarchy. If quotable prices are not available, prices are derived from observable market data for similar assets in an active market or obtained directly from brokers for identical assets traded in inactive markets. Investments that are priced using these inputs are classified within Level 2 of the fair value hierarchy. When some of the necessary observable inputs are unavailable, fair value is based upon internally developed models. These models use inputs not directly observable or correlated with observable market data. Typical inputs, which are integrated in the Company’s internal discounted cash flow models and discounted earnings models include, but are not limited to, issuer spreads derived from internal credit ratings and benchmark yields such as London Inter-Bank Offered Rate (LIBOR), cash flow estimates and earnings before interest, taxes, depreciation and amortization estimates. Investments that are priced with such unobservable inputs are classified within Level 3 of the fair value hierarchy.

The Company has established and maintains policies and guidelines that govern its valuation methodologies and their consistent application. These policies and guidelines address the use of inputs, price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of prices against market activity or indicators for reasonableness, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. The valuation policies and guidelines are reviewed and updated as appropriate.

Annually, the Company reviews the primary pricing vendors to validate that the inputs used in that vendor’s pricing process are deemed to be market observable as defined above. While the Company was not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The review also included an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes. In addition, the Company and its pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. The Company believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the applicable measurement date (exit prices) and are classified appropriately in the hierarchy.

The Company reviews the fair value hierarchy classifications at each reporting period. Overall, reclassifications between levels occur when there are changes in the observability of inputs and market activity used in the valuation of a financial asset or liability. Such reclassifications are reported as transfers between levels at the beginning fair value for the reporting period in which the changes occur. Given the types of assets classified as Level 1 (primarily equity securities and mutual fund investments), transfers between Level 1 and Level 2 measurement categories are expected to be infrequent. Transfers into and out of Level 3 are summarized in the schedule of changes in Level 3 assets and liabilities.

The fair value for investment-type insurance contracts is determined as follows:

The fair value of individual annuity investment and supplementary contracts is determined using one of several methods based on the specific contract type. For short-term contracts, generally less than 30 days, the fair value is assumed to be the book value. For investment-type contracts, the fair value is determined by calculating the present value of future cash flows discounted at current market interest rates, the risk-free rate or a current pricing yield curve based on pricing assumptions using assets of a comparable corporate bond quality. Annuities are valued using cash flow projections from the Company’s asset-liability management analysis.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Fair value hierarchy

The following presents the Company’s fair value hierarchy for assets and liabilities carried at fair value:

	December 31, 2012

	Level 1	Level 2	Level 3	Netting(1)	Total

	(In Millions)

Financial assets:
Bonds:
Industrial and miscellaneous	$-	$-	$4	$-	$4
Common stock - unaffiliated	3	-	2	-	5
Cash equivalents and short-term investments(2)	-	472	-	-	472
Separate account assets	1,673	-	-	-	1,673
Derivatives:
Interest rate swaps	-	631	-	(440)	191
Options	-	62	-	(18)	44
Currency swaps	-	4	-	(6)	(2)
Credit default swaps	-	2	-	(2)	-

Total financial assets carried at fair value	$1,676	$1,171	$6	$(466)	$2,387

Financial liabilities:
Securities sold under agreement to repurchase	$-	$198	$-	$-	$198
Derivatives:
Interest rate swaps	-	632	-	(440)	192
Options	-	-	-	(18)	(18)
Currency swaps	-	6	-	(6)	-
Forward contracts	-	1	-	-	1
Credit default swaps	-	1	-	(2)	(1)

Total financial liabilities carried at fair value	$-	$838	$-	$(466)	$372

(1) Netting adjustments represent offsetting positions that may exist under a master netting agreement with a counterparty where amounts due from the counterparty are offset against amounts due to the counterparty.
(2) Does not include cash of $32 million.

For the year ended December 31, 2012, there were no significant transfers between Level 1 and Level 2.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2011

	Level 1	Level 2	Level 3	Netting(1)	Total

	(In Millions)

Financial assets:
Bonds:
Industrial and miscellaneous	$-	$1	$3	$-	$4
Common stock - unaffiliated	3	-	4	-	7
Cash equivalents and short-term investments(2)	-	129	-	-	129
Separate account assets	1,636	-	-	-	1,636
Derivatives:
Interest rate swaps	-	542	-	(419)	123
Options	-	128	-	(26)	102
Currency swaps	-	6	-	(9)	(3)
Forward contracts	-	4	-	-	4
Credit default swaps	-	2	-	(2)	-

Total financial assets carried at fair value	$1,639	$812	$7	$(456)	$2,002

Financial liabilities:
Derivatives:
Interest rate swaps	$-	$570	$-	$(419)	$151
Options	-	-	-	(26)	(26)
Currency swaps	-	10	-	(9)	1
Credit default swaps	-	1	-	(2)	(1)

Total financial liabilities carried at fair value	$-	$581	$-	$(456)	$125

(1) Netting adjustments represent offsetting positions that may exist under a master netting agreement with a counterparty where amounts due from the counterparty are offset against amounts due to the counterparty.
(2) Does not include cash of $16 million.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Valuation Techniques and Inputs

The Company determines the estimated fair value of its investments using primarily the market approach or the income approach. The use of quoted prices for identical assets and matrix pricing or other similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. The Company attempts to maximize the use of observable inputs and minimize the use of unobservable inputs in selecting whether the market or the income approach is used.

A description of the significant valuation techniques and inputs to the determination of estimated fair value for the more significant asset and liability classes measured at fair value on a recurring basis and categorized within Level 2 and Level 3 of the fair value hierarchy is as follows:

Cash equivalents and short–term investments - Cash equivalents and short-term investments consist of highly liquid investments and include money market instruments, commercial paper and other highly liquid debt instruments. Money market instruments are generally valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in the Cash equivalents and short–term investments category are typically not traded in active markets; however, their fair values are based on market observable inputs and, accordingly, these investments have been classified within Level 2 in the fair value hierarchy.

Derivative assets and derivative liabilities - These financial instruments are primarily valued using the market approach. The estimated fair value of derivatives is based primarily upon quotations obtained from counterparties and independent sources, such as quoted market values received from brokers. These quotations are compared to internally derived prices and a price challenge is lodged with the counterparties and an independent source when a significant difference cannot be explained by appropriate adjustments to the internal model. When quoted market values are not reliable or available, the value is based upon an internal valuation process using market observable inputs that other market participants would use. Significant inputs to the valuation of derivative financial instruments include overnight index swaps (OIS) and LIBOR basis curves, interest rate volatility, swap yield curve, currency spot rates, cross currency basis curves and dividend yields. Due to the observability of the significant inputs to these fair value measurements, they are classified as Level 2.

The use of different assumptions or valuation methodologies may have a material impact on the estimated fair value amounts. For the periods presented, there were no significant changes to the Company’s valuation techniques.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents changes in the Company’s Level 3 assets that are carried at fair value:

	Year Ended December 31, 2012

	Bonds Industrial and Miscellaneous	Common Stock Unaffiliated	Total Level 3 Financial Assets Carried at Fair Value

	(In Millions)

Balance as of January 1, 2012	$3	$4	$7
(Losses) gains in net income	(2)	1	(1)
Gains (losses) in surplus	-	(2)	(2)
Issuances	6	-	6
Settlements	(8)	(1)	(9)
Other transfers (1)	5	-	5

Balance as of December 31, 2012	$4	$2	$6

(1)This row identifies assets that are either no longer carried at fair value, or have just begun to be carried at fair value, such as assets with no level changes but change in lower of cost or market carrying basis.

	Year Ended December 31, 2011

	Bonds Industrial and Miscellaneous	Common Stock Unaffiliated	Total Level 3 Financial Assets Carried at Fair Value

		(In Millions)

Balance as of January 1, 2011	$10	$3	$13
(Losses) gains in net income	(3)	1	(2)
Gains in surplus	1	1	2
Issuances	10	-	10
Settlements	(8)	(1)	(9)
Other transfers (1)	(7)	-	(7)

Balance as of December 31, 2011	$3	$4	$7

(1)This row identifies assets that are either no longer carried at fair value, or have just begun to be carried at fair value, such as assets with no level changes but change in lower of cost or market carrying basis.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

6.	Deferred and uncollected life insurance premium

Deferred and uncollected life insurance premium, net of loading and reinsurance, are included in other than invested assets in the Company’s Statutory Statements of Financial Position. The following summarizes the deferred and uncollected life insurance premium on a gross basis, as well as, net of loading and reinsurance:

	December 31,
	2012		2011

	Gross	Net	Gross	Net

	(In Millions)

Ordinary renewal	$(24)	$(23)	$(28)	$(27)
Group life	1	1	1	1

Total	$(23)	$(22)	$(27)	$(26)

Deferred premium is the portion of the annual premium not earned at the reporting date. Loading on deferred premium is an amount obtained by subtracting the valuation net deferred premium from the gross deferred premium and generally includes allowances for acquisition costs and other expenses. Refer to Note 2q. “Policyholders’ reserves” for information on the Company’s accounting policies regarding gross premium and net premium.

Uncollected premium is gross premium net of reinsurance that is due and unpaid as of the reporting date, net of loading. Net premium is the amount used in the calculation of reserves. The change in loading is included as an expense and is not shown as a reduction to premium income.

Ordinary renewal business consists of the basic amount of premium required on the underlying life insurance policies.

7.	Related party transactions

As of December 31, 2012 and 2011, the Company reported less than $1 million and $1 million, respectively, as amounts due from subsidiaries and affiliates and $18 million and $20 million, respectively, as amounts due to subsidiaries and affiliates. Terms generally require settlement of these amounts within 30 to 90 days.

The Company has modified coinsurance (Modco) quota-share reinsurance agreements with MassMutual where the Company cedes 75% of the premium on certain universal life policies. In return, MassMutual pays the Company a stipulated expense allowance, death and surrender benefits, and a Modco adjustment based on experience. The Company retains the assets and related reserves for payment of future benefits on the ceded policies. The Modco adjustment is the mechanism by which MassMutual funds the reserve on the reinsured portion of the risk. It is needed to adjust for the financial effect of the Company holding the reserves on the ceded coverage rather than MassMutual.

The Company also has a stop-loss agreement with MassMutual under which the Company cedes claims which, in aggregate, exceed 1.34% of the covered volume for any year, with maximum coverage of $25 million above the aggregate limit. The aggregate limit was $140 million in 2012, $72 million in 2011 and $78 million in 2010 and it was not exceeded in any of the years.

The Company has coinsurance agreements with MassMutual where the Company cedes substantially all of the premium on certain universal life policies. In return, MassMutual pays to the Company a stipulated expense allowance and death and surrender benefits. MassMutual holds the assets and related reserves for payment of future benefits on the ceded policies.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The net amounts outstanding with MassMutual for the various reinsurance agreements were $4 million due from MassMutual as of December 31, 2012 and less than $1 million due to MassMutual as of December 31, 2011. These outstanding balances are due and payable with terms ranging from monthly to annually, depending on the agreement in effect.

The following summarizes the related party reinsurance transactions between the Company and MassMutual:

	Years Ended December 31,
	2012	2011	2010

	(In Millions)

Premium expense ceded, related to:
Modified coinsurance agreements	$(11)	$(12)	$(13)
Stop-loss agreements	(1)	(1)	(1)
Coinsurance agreements	(52)	(56)	(62)

Modified coinsurance adjustments ceded, included in fees and other expense	(26)	(27)	(27)

Expense allowances on reinsurance ceded, included in fees and other income, related to:
Modified coinsurance agreements	3	3	4
Coinsurance agreements	16	16	17

Policyholder benefits ceded, related to:
Modified coinsurance agreements	32	30	34
Coinsurance agreements	90	80	42

Experience refunds received, related to:
Stop-loss agreements	-	-	1

Pursuant to a management agreement, MassMutual furnishes the Company with operating facilities, human resources, computer software development and managerial services for a fee. Investment and administrative services are also provided to the Company pursuant to a management services agreement with MassMutual. While management believes that these fees are calculated on a reasonable basis, these fees may not necessarily be indicative of the costs that would have been incurred on a stand-alone basis.

The following table summarizes the transactions between the Company and the related parties:

	Years Ended December 31,
	2012	2011	2010

	(In Millions)

Fee income:
Recordkeeping and other services	$1	$2	$2
Fee expense:
Management and service contracts and cost-sharing arrangements	56	62	65

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company and its subsidiary, MML Bay State, participate in variable annuity exchange programs with its parent, MassMutual, where certain variable annuity contract holders of either company can make nontaxable exchanges of their contract for an enhanced variable annuity contract of the other company. The Company recorded premium income of $1 million in 2012, 2011 and 2010. The Company recorded surrender benefits of $2 million, $5 million and $8 million in 2012, 2011 and 2010, respectively, related to these exchange programs. The Company has an agreement with MassMutual to compensate them or to be compensated for the lost revenue associated with the exchange of contracts that are within the surrender charge period. As a result of these exchanges, the Company did not receive any net commissions for the years ended December 31, 2012, 2011 and 2010.

8.	Reinsurance

The Company cedes insurance to affiliated and unaffiliated insurers in order to limit its insurance risk. Such transfers do not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk. The Company reinsures a portion of its life business under either a first dollar quota-share arrangement or an in excess of the retention limit arrangement. The Company also reinsures a portion of its disability and long-term care business. The amounts reinsured are on a yearly renewable term, coinsurance or modified coinsurance basis. The Company’s retention limit per individual life insured is generally $15 million.

Refer to Note 7. “Related party transactions” for information about the Company’s affiliated ceded reinsurance transactions.

The Company did not reinsure any policies with a company chartered in a country other than the U.S., excluding U.S. branches of these companies, and which was owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor or any other person not primarily engaged in the insurance business. There are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

If all reinsurance agreements were terminated by either party as of December 31, 2012, the resulting reduction in shareholder’s equity due to loss of reinsurance reserve credits, net of unearned premium, would be approximately $294 million assuming no return of the assets backing these reserves from the reinsurer to the Company.

Reinsurance amounts included in premium income in the Statutory Statements of Income were as follows:

	Years Ended December 31,
	2012	2011	2010

	(In Millions)

Direct premium	$536	$542	$603
Premium ceded	(151)	(152)	(157)

Total net premium	$385	$390	$446

Reinsurance recoveries ceded	$233	$194	$150

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Reinsurance amounts included in the Statutory Statements of Financial Position were as follows:

	December 31,
	2012	2011

	(In Millions)

Reinsurance reserves ceded	$(1,113)	$(1,075)

Amounts recoverable from reinsurers	47	47

As of December 31, 2012, one reinsurer accounted for 32% of the outstanding reinsurance recoverable and the next largest reinsurer had 25% of the balance. The Company believes that no exposure to a single reinsurer represents an inappropriate concentration of risk to the Company, nor is the Company’s business substantially dependent upon any single reinsurer.

In 2012, the Company executed two new agreements, which include policies or contracts that were in force and had existing reserves established by the Company. The reinsurance reserves ceded for these agreements were $11 million.

9.	Policyholders’ liabilities

a.	Policyholders’ reserves

The Company had total life insurance in force of $40,266 million and $42,352 million as of December 31, 2012 and 2011, respectively. Of this total, the Company had $1,443 million and $1,905 million of life insurance in force as of December 31, 2012 and 2011, respectively, for which the gross premium was less than the net premium according to the standard valuation set by the Department. The gross premium is less than the net premium needed to establish the reserves because the statutory reserves must use standard conservative valuation mortality tables, while the gross premium calculated in pricing uses mortality tables that reflect both the Company’s experience and the transfer of mortality risk to reinsurers.

The following summarizes policyholders’ reserves, net of reinsurance, and the range of interest rates by types of product:

	December 31,
	2012				2011

	Amount	Interest Rates			Amount	Interest Rates

	($ In Millions)
Individual annuities	$3,416	4.5%	-	9.0%	$3,416	4.5%	-	9.0%
Individual universal and variable life	1,620	4.0%	-	4.5%	1,611	4.0%	-	4.5%
Group life	73	2.5%	-	4.0%	72	2.5%	-	4.0%
Individual life	3	4.5%	-	4.5%	3	4.5%	-	4.5%

Total	$5,112				$5,102

Group life includes corporate-owned life insurance products and individual life includes term insurance.

b.	Liabilities for deposit-type contracts

Supplementary contracts not involving life contingencies of $59 million and $30 million as of December 31, 2012 and 2011, respectively, were included in liabilities for deposit-type contracts. The interest rate range on supplementary contracts was 0.3% - 3.3% as of December 31, 2012 and 2011.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.	Additional liability for annuity contracts

Certain variable annuity contracts include additional death benefit features. Election of these benefits on annuity contracts is generally only available at contract issue.

The following shows the liabilities for GMDBs (in millions):

Liability as of January 1, 2011	$18
Incurred guarantee benefits	4
Paid guarantee benefits	(2)

Liability as of December 31, 2011	20
Incurred guarantee benefits	(11)
Paid guarantee benefits	(1)

Liability as of December 31, 2012	$8

The Company held reserves in accordance with the stochastic scenarios as of December 31, 2012 and 2011. As of December 31, 2012 and 2011, the Company held additional reserves above those indicated based on the stochastic scenarios in order to maintain a prudent level of reserve adequacy.

The following summarizes the account value, net amount at risk and weighted average attained age for variable annuity contracts with GMDBs classified as policyholders’ reserves and separate account liabilities. The net amount at risk is defined as the minimum guarantee less the account value calculated on a policy-by-policy basis, but not less than zero.

	December 31,
	2012			2011

	Account Value	Net Amount at Risk	Weighted Average Attained Age	Account Value	Net Amount at Risk	Weighted Average Attained Age

	($ In Millions)

GMDB	$1,620	$58	64	$1,593	$89	63

Account balances of variable annuity contracts with GMDBs are summarized below:

	December 31,
	2012	2011

	(In Millions)

Separate account	$1,266	$1,256
General account	354	337

Total	$1,620	$1,593

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

d.	Additional liability for individual life contracts

Certain universal life and variable universal life contracts include features such as GMDBs or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit.

The net liability for guarantees on universal life and variable universal life type contracts was as follows:

	December 31,
	2012	2011

	(In Millions)

Beginning balance	$525	$514
Net liability increase	34	11

Ending balance	$559	$525

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

10.	Federal income taxes

The Company provides for deferred income taxes based on an admissibility limitation of 15% of surplus and a three year reversal/realization period.

The net DTA or net DTL recognized in the Company’s assets, liabilities and surplus are as follows:

	December 31, 2012

	Ordinary	Capital	Total

	(In Millions)

Gross DTAs	$148	$57	$205
Statutory valuation allowance adjustment	-	-	-

Adjusted gross DTAs	148	57	205
DTAs nonadmitted	(90)	-	(90)

Subtotal net admitted DTA	58	57	115
Total gross DTLs	-	(70)	(70)

Net admitted DTA(L)	$58	$(13)	$45

	December 31, 2011

	Ordinary	Capital	Total

	(In Millions)

Gross DTAs	$346	$63	$409
Statutory valuation allowance adjustment	-	-	-

Adjusted gross DTAs	346	63	409
DTAs nonadmitted	(76)	-	(76)

Subtotal net admitted DTA	270	63	333
Total gross DTLs	(195)	(84)	(279)

Net admitted DTA(L)	$75	$(21)	$54

	Change

	Ordinary	Capital	Total

	(In Millions)

Gross DTAs	$(198)	$(6)	$(204)
Statutory valuation allowance adjustment	-	-	-

Adjusted gross DTAs	(198)	(6)	(204)
DTAs nonadmitted	(14)	-	(14)

Subtotal net admitted DTA	(212)	(6)	(218)
Total gross DTLs	195	14	209

Net admitted DTA(L)	$(17)	$8	$(9)

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Pursuant to issued guidance, the Company is admitting DTAs for the current reporting period in accordance with the NAIC approved revisions effective for 2011 and 2012. The amount of adjusted gross DTA admitted under each component and the resulting increased amount by tax character are as follows:

	December 31, 2012

	Ordinary	Capital	Total

	(In Millions)

Admitted DTA 3 years:
Federal income taxes that can be recovered	$-	$-	$-
Remaining adjusted gross DTAs expected to be realized within 3 years (lesser of 1 or 2):
1. Adjusted gross DTA to be realized	38	7	45
2. Adjusted gross DTA allowed per limitation threshold	129	7	136

Lesser of lines 1 or 2	38	7	45
Total gross DTLs allowed per limitation threshold	20	50	70

Total admitted DTA realized within 3 years	$58	$57	$115

	December 31, 2011

	Ordinary	Capital	Total

	(In Millions)

Admitted DTA 3 years:
Federal income taxes that can be recovered	$4	$-	$4
Remaining adjusted gross DTAs expected to be realized within 3 years
1. Adjusted gross DTA to be realized	35	15	50
2. Adjusted gross DTA allowed per limitation threshold	109	16	125

Lesser of lines 1 or 2	35	15	50
Total gross DTLs allowed per limitation threshold	231	48	279

Total admitted DTA realized within 3 years	$270	$63	$333

	Change

	Ordinary	Capital	Total

	(In Millions)

Admitted DTA 3 years:
Federal income taxes that can be recovered	$(4)	$-	$(4)
Remaining adjusted gross DTAs expected to be realized within 3 years
1. Adjusted gross DTA to be realized	3	(8)	(5)
2. Adjusted gross DTA allowed per limitation threshold	20	(9)	11

Lesser of lines 1 or 2	3	(8)	(5)
Total gross DTLs allowed per limitation threshold	(211)	2	(209)

Total admitted DTA realized within 3 years	$(212)	$(6)	$(218)

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s total realization threshold limitations are as follows:

	December 31,
	2012	2011

	($ In Millions)

Ratio percentage used to determine recovery period and threshold limitation	1196%	1184%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above	$908	$835

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The ultimate realization of DTAs depends on the generation of future taxable income during the periods in which the temporary differences are deductible. Management considers the scheduled reversal of DTLs (including the impact of available carryback and carryforward periods), projected taxable income and tax-planning strategies in making this assessment. The impact of tax-planning strategies is as follows:

	December 31, 2012

	Ordinary	Capital	Total

	(Percent)

Impact of tax planning strategies:
Adjusted gross DTAs (% of total adjusted gross DTAs)	-%	-%	-%

Net admitted adjusted gross DTAs (% of total net admitted adjusted gross DTAs)	15%	-%	15%

	December 31, 2011

	Ordinary	Capital	Total

	(Percent)

Impact of tax planning strategies:
Adjusted gross DTAs (% of total adjusted gross DTAs)	-%	-%	-%

Net admitted adjusted gross DTAs (% of total net admitted adjusted gross DTAs)	29%	-%	29%

	Change

	Ordinary	Capital	Total

	(Percent)

Impact of tax planning strategies:
Adjusted gross DTAs (% of total adjusted gross DTAs)	-%	-%	-%

Net admitted adjusted gross DTAs (% of total net admitted adjusted gross DTAs)	(14)%	-%	(14)%

There are no reinsurance strategies included in the Company’s tax-planning.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The provision for current tax expense on earnings is as follows:

	Years Ended December 31,
	2012	2011	2010

	(In Millions)

Federal income tax expense on operating earnings	$46	$1	$26
Foreign income tax expense on operating earnings	1	-	-

Total federal and foreign income tax expense on operating earnings	47	1	26
Federal income tax expense on net realized capital gains	13	6	4

Total federal and foreign income tax expense	$60	$7	$30

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The tax effects of temporary differences that give rise to significant portions of the DTAs and DTLs are as follows:

	December 31,
	2012	2011	Change

	(In Millions)

DTAs:
Ordinary
Reserve items	$74	$73	$1
Policy acquisition costs	52	54	(2)
Tax credits	8	-	8
Unrealized investment losses	4	203	(199)
Nonadmitted assets	3	4	(1)
Investment items	1	6	(5)
Other	6	6	-

Total ordinary DTAs	148	346	(198)
Nonadmitted DTAs	(90)	(76)	(14)

Admitted ordinary DTAs	58	270	(212)

Capital
Unrealized investment losses	57	44	13
Investment items	-	19	(19)

Total capital DTAs	57	63	(6)
Nonadmitted DTAs	-	-	-

Admitted capital DTAs	57	63	(6)

Admitted DTAs	115	333	(218)

DTLs:
Ordinary
Deferred and uncollected premium	-	1	(1)
Unrealized investment gains	-	194	(194)

Total ordinary DTLs	-	195	(195)

Capital
Unrealized investment gains	70	84	(14)

Total capital DTLs	70	84	(14)

Total DTLs	70	279	(209)

Net admitted DTA	$45	$54	$(9)

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The change in net deferred income taxes is comprised of the following:

	Years Ended December 31,
	2012	2011

	(In Millions)

Net DTA(L)	$5	$(48)
Less: Items not recorded in the change in net deferred income taxes:
Tax-effect of unrealized gains/(losses)	(22)	4

Change in net deferred income taxes	$(17)	$(44)

As of December 31, 2012, the Company had no net operating or capital loss carryforwards to include in deferred income taxes. The Company has total tax credit carryforwards of $8 million in deferred taxes.

The components of federal and foreign income tax on operating items is recorded on the Statutory Statements of Income and Statutory Statements of Changes in Shareholder’s Equity and is different from that which would be obtained by applying the prevailing federal income tax rate to operating income before taxes. The significant items causing this difference are as follows:

	Years Ended December 31,
	2012	2011	2010

	(In Millions)

Provision computed at statutory rate	$82	$70	$36
Nonadmitted assets	1	-	-
Foreign governmental income taxes	1	-	-
Investment items	(7)	(14)	(35)
Tax credits	(3)	(3)	(2)
Change in reserve valuation basis	-	(2)	6
Expense items	-	-	3
Other	3	-	(1)

Total statutory income tax expense	$77	$51	$7

Federal and foreign income tax expense	$60	$7	$30
Change in net deferred income taxes	17	44	(23)

Total statutory income tax expense	$77	$51	$7

During the years ended December 31, 2012, 2011 and 2010, the Company paid federal income taxes in the amounts of $63 million, $21 million and $2 million, respectively. There are no federal income taxes available for recovery as of the year ended December 31, 2012.

The Company is included in a consolidated U.S. federal income tax return with its parent, MassMutual, a mutual life insurance company domiciled in the Commonwealth of Massachusetts, and MassMutual’s eligible U.S. subsidiaries. The Company also files income tax returns in various states and foreign jurisdictions. The Company, MassMutual, and MassMutual’s eligible subsidiaries and certain affiliates (the Parties) have executed and are subject to a written tax allocation agreement (the Agreement). The Agreement sets forth the manner in which the total combined federal income tax is allocated among the Parties. The Agreement provides the Company with the enforceable right to recoup federal income taxes paid in prior years in the event of future net losses, which it may incur. Further, the Agreement provides the Company with the enforceable right to utilize its net losses carried forward as an offset to future net income subject to federal income taxes.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Companies are required to disclose unrecognized tax benefits, which are the tax effect of positions taken on their tax returns which may be challenged by the various taxing authorities, in order to provide users of financial statements more information regarding potential liabilities. The Company recognizes tax benefits and related reserves in accordance with existing statutory accounting guidance for liabilities, contingencies and impairments of assets.

The following is a reconciliation of the beginning and ending liability for unrecognized tax benefits (in millions):

Balance, January 1, 2012	$11
Gross change related to positions taken in prior years	(2)
Gross change related to positions taken in current year	(1)
Gross change related to settlements	-
Gross change related to lapse of statutes of limitations	-

Balance, December 31, 2012	$8

Included in the liability for unrecognized tax benefits as of December 31, 2012, are $8 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. The liability for the unrecognized tax benefit balance as of December 31, 2012, includes no unrecognized tax benefits that, if recognized, would impact the Company’s effective tax rate.

The Company recognizes accrued interest and penalties related to the liability for unrecognized tax benefits as a component of the provision for income taxes. The amount of net interest recognized in the Company’s financial statements as of December 31, 2012 and 2011 was $1 million. The Company has accrued no penalties related to the liability for unrecognized tax benefits.

The Internal Revenue Service (IRS) has completed its examination of the years 2007 and prior. The IRS is currently auditing the years 2008 through 2010. The Company does not expect a material change in its financial position or liquidity as a result of these audits. As of December 31, 2012 and 2011, the Company had no protective deposits recognized as admitted assets.

In July 2012, the Internal Revenue Service issued an industry directive that addressed the proper timing of partial worthlessness tax deductions claimed by insurance companies for certain securities, including regular interests in mortgage backed securities. In the fourth quarter of 2012, the Company recorded a net federal income tax benefit of $21 million in net realized capital gains, with a corresponding net decrease in deferred tax assets recorded through shareholder’s equity.

The Small Business Jobs Act of 2010, enacted in September 2010, provided an additional one year extension of the 50% first year bonus depreciation for property placed in service in 2010. The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 became law on December 17, 2010. This Act allows the extension of 50% bonus depreciation through 2012 with the option of claiming 100% bonus depreciation for certain property placed in service after September 8, 2010, through 2011. The American Taxpayer Relief Act of 2012, signed into law on January 2, 2013, extended the 50% first year bonus depreciation to qualified property acquired and placed in service before January 1, 2014. These new tax provisions will not have a material effect on the Company’s financial position or liquidity.

11.	Shareholder’s equity

MassMutual has authorized the contribution of funds to the Company sufficient to meet the capital requirements of each state in the U.S. in which the Company is licensed to do business. Substantially all of the statutory shareholder’s equity is subject to dividend restrictions. Dividend restrictions, imposed by state regulations, limit the payment of dividends to the shareholder without prior approval from the Department. Under these regulations, $96 million of shareholder’s equity is available for distribution to the shareholder in 2013 without prior regulatory approval. The Company did not pay dividends to or receive a capital contribution from its parent, MassMutual, in 2012, 2011 or 2010.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

12.	Business risks, commitments and contingencies

a.	Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, currency exchange risk, interest rate risk and credit risk. Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments and amounts due to policyholders. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company controls its exposure to this risk by, among other things, asset/liability management techniques that account for the cash flow characteristics of the assets and liabilities.

Currency exchange risk

The Company has currency risk due to its non-U.S. dollar investments and medium-term notes along with its international operations. The Company mitigates currency risk through the use of cross-currency swaps and forward contracts. Cross-currency swaps are used to minimize currency risk for certain non-U.S. dollar assets and liabilities through a pre-specified exchange of interest and principal. Forward contracts are used to hedge movements in exchange rates.

Investment and interest rate risks

Investment earnings can be influenced by a number of factors including changes in interest rates, credit spreads, equity markets, general economic conditions and asset allocation. The Company employs a rigorous asset/liability management process to help manage the economics related to investment risks, in particular interest rate risk.

As interest rates decline, certain securities are more susceptible to paydowns and prepayments. During such periods, the Company generally will not be able to reinvest the proceeds at comparable yields. Lower interest rates will likely result in lower net investment income and, if declines are sustained for a long period of time, the Company may be subject to reinvestment risks. Declining interest rates also result in increases in the fair value of the investment portfolio.

Interest rates also have an impact on the Company’s products with guaranteed minimum payouts and interest credited to account holders. As interest rates decrease, investment spreads may contact as interest rates approach minimum guarantees, leading to an increased liability to the Company.

In periods of increasing interest rates, life insurance policy loans, surrenders and withdrawals may increase as policyholders seek investments with higher perceived returns. This could result in cash outflows requiring the Company to sell invested assets at a time when the prices of those assets are adversely affected by the increase in market interest rates, which could cause the Company to realize investment losses.

Asset-based fees calculated as a percentage of the separate account assets are a source of revenue to the Company. Gains and losses in the equity markets may result in corresponding increases and decreases in the Company’s separate account assets and related revenue.

Credit and other market risks

Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company attempts to manage its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors as well as purchasing credit default swaps to transfer some of the risk.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Since late 2006, declining U.S. housing prices led to higher delinquency and loss rates, reduced credit availability, and reduced liquidity in the residential loan and securities markets. The decline in housing prices was precipitated by several years of rising residential mortgage rates, relaxed underwriting standards by residential mortgage loan originators and substantial growth in affordable mortgage products including pay option adjustable rate mortgages and interest only loans.

The downturn in housing prices caused a decline in the credit performance of RMBS with unprecedented borrower defaults. Market pricing was affected both by the deterioration in fundamentals as well as by the reduced liquidity and higher risk premium demanded by investors. As measured by Case-Shiller’s home price index, house prices were flat to negative from mid-2011 to mid-2012; the index has turned positive more recently. Liquidation rates and foreclosure resolutions remain low but are above their post-crisis bottoms. Liquidity for securities was weak for most of 2011 but 2012 has seen increased liquidity and trading activity as market participants focus on relative value, improving fundamentals and the scarcity of RMBS due to a lack of new issuance. This has led to the highest post-crisis prices for all RMBS asset classes.

The Company has implemented a review process for determining the nature and timing of OTTI on securities containing these risk characteristics. Cash flows are modeled for all bonds deemed to be at risk for impairment using prepayment, default, and loan loss severity assumptions that vary according to collateral attributes and housing price trends since origination. These assumptions are reviewed quarterly and changes are made as market conditions warrant.

Internal models utilized in testing for impairment calculate the present value of cash flows expected to be received over the average life of the security, discounted at the purchase yield or discount margin. RMBS are highly sensitive to evolving conditions that can impair the cash flows realized by investors and the ultimate emergence of losses is subject to uncertainty. If defaults were to increase above the stresses imposed in the Company’s analysis or default severities were to be worse than expected, management would need to reassess whether such credit events have changed the Company’s assessment of OTTI in light of changes in the expected performance of these assets. Weak new issue market conditions, coupled with uncertain rating agency requirements, continue to adversely affect lenders’ underwriting appetite for new financing arrangements and hence have diminished borrowers’ ability to refinance the underlying mortgages. Also, a further downturn of the economy and the real estate market and high levels of unemployment could result in continued defaults and ultimately, additional recognition of OTTI.

Management’s judgment regarding OTTI and estimated fair value depends upon evolving conditions that can alter the anticipated cash flows realized by investors. It can also be affected by the market liquidity, a lack of which can make it difficult to obtain accurate market prices for RMBS and other investments, including CMBS and leveraged loans. Further deterioration in economic fundamentals could affect management’s judgment regarding OTTI. In addition, deterioration in market conditions may affect carrying values assigned by management. These factors could negatively impact the Company’s results of operations, shareholder’s equity and disclosed fair values.

The Company has investments in structured products exposed primarily to the credit risk of corporate bank loans, corporate bonds or credit default swap contracts referencing corporate credit risk. Most of these structured investments are backed by corporate loans and are commonly known as collateralized loan obligations that are classified as CDOs. The portfolios backing these investments are actively managed and diversified by industry and individual issuer concentrations. Due to the complex nature of CDOs and the reduced level of transparency to the underlying collateral pools for many market participants, the recovery in CDO valuations generally lagged the overall recovery in the underlying assets. Management believes its scenario analysis approach, based primarily on actual collateral data and forward looking assumptions, does capture the credit and most other risks in each pool. However, in a rapidly changing economic environment, the credit and other risks in each collateral pool will be more volatile and actual credit performance of each CDO investment may differ from the Company’s assumptions.

As of December 31, 2012, the securities with exposure to entities domiciled within Italy, Ireland, Portugal and Spain collectively accounted for less than 2% of invested assets held in the Company’s general account. These holdings are highly diversified and approximately 93% are comprised of investment grade-rated (NAIC) debt securities issued predominantly by domestic utilities and corporations with large global operations. Within these countries, the Company did not have any sovereign debt exposure and it did not hold any domestic bank-issued securities.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company has investments in European leveraged loans that have higher interest rates than investment grade debt instruments, reflecting additional risk of default. With a further slight improvement in the fourth quarter of 2012, the average secondary price of leveraged loans in Europe was up around 5% over the year as a whole, primarily driven by underlying corporate performance. Underlying concerns over the macroeconomic outlook and debt burden of certain parts of the Eurozone remain significant, but the Company’s direct exposure on loans to companies in these countries is limited. While progress has been made, the extent of refinancing required in the European loan market over the next three years remains relatively significant and uncertainty over the sources of this refinancing may lead to an increase in default rates going forward.

Current economic leading indicators remain sluggish and the uncertainty of the U.S. debt ceiling continues to be a factor for the Company’s commercial mortgage loan portfolio. The impact of this uncertainty on job growth and business sentiment indicates a slow, uneven economic growth outlook for 2013. Notwithstanding slowing GDP growth, commercial real estate is benefiting from slowly improving leasing fundamentals and limited new supply. The pace of recovery in office, industrial and retail sectors will slow in reaction to slower job growth while apartment and hotel market fundamentals appear sound. Investor appetite for steady cash flow has kept core pricing competitive and broadened the price recovery beyond coastal markets. Real estate markets are not uniform and there are clear leaders and laggards emerging. The Company continues to monitor global, national and local market fundamentals in both its new origination and the portfolio management functions.

b.	Guaranty funds

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially impact its financial position, results of operations or liquidity.

c.	Litigation

The Company is involved from time to time in litigation arising in and out of the normal course of business, which seeks both compensatory and punitive damages. While the Company is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular proceeding may be material to the Company’s operating results for a particular period depending upon, among other factors, the size of the loss or liability and the level of the Company’s income for the period.

d.	Regulatory matters

The Company is subject to governmental and administrative proceedings and regulatory inquiries, examinations and investigations in the ordinary course of its business. In connection with regulatory inquiries, examinations and investigations, the Company has been contacted by various regulatory agencies including, among others, the Securities and Exchange Commission and various state insurance departments and state attorneys general. The Company has cooperated fully with these regulatory agencies with regard to their inquiries, examinations and investigations and has responded to information requests and comments.

Market volatility in the financial services industry over the last several years has contributed to increased scrutiny of the entire financial services industry. Therefore, the Company believes that it is reasonable to expect that proceedings, regulatory inquiries, examinations and investigations into the insurance and financial services industries will continue for the foreseeable future. Additionally, new industry-wide legislation, rules and regulations could significantly affect the insurance and financial services industries as a whole. It is the opinion of management that the ultimate resolution of these regulatory inquiries, examinations, investigations, legislative and regulatory changes of which we are aware will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular matter may be material to the Company’s operating results for a particular period depending upon, among other factors, the financial impact of the matter and the level of the Company’s income for the period.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

e.	Commitments

As of December 31, 2012 and 2011, the Company approved financing of $228 million for MassMutual Asset Finance LLC that can be used to finance ongoing asset purchases and refinance existing Company provided lines of credit. Borrowings under the facility with the Company as of December 31, 2012 and 2011 were $167 million and $136 million, respectively, with interest of $3 million, $4 million and $2 million for the years ended December 31, 2012, 2011 and 2010, respectively. The unfunded amount of the facility, totaling $61 million as of December 31, 2012, is included in private placements in the table below. The interest of this facility adjusts monthly based on the 30-day LIBOR.

In the normal course of business, the Company enters into commitments to purchase certain investments. The majority of these commitments have funding periods that extend between one and five years. The Company is not required to fund commitments once the commitment period expires.

As of December 31, 2012, the Company had the following commitments:

	2013	2014	2015	2016	There- after	Total

	(In Millions)

Private placements	$147	$34	$61	$-	$-	$242
Mortgage loans	45	-	15	-	-	60
Partnerships and LLCs	13	2	12	3	41	71
LIHTC investments (including equity contributions)	-	1	-	-	-	1

Total	$205	$37	$88	$3	$41	$374

13.	Withdrawal characteristics

a.	Annuity actuarial reserves and liabilities for deposit-type contracts

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts as of December 31, 2012 are illustrated below:

	General Account	Separate Account w/ Guarantees	Separate Account Nonguaranteed	Amount	% of Total

	($ In Millions)

Subject to discretionary withdrawal:
With fair value adjustment	$16	$-	$-	$16	-%
At book value less current surrender charge of 5% or more	58	-	-	58	1
At fair value	-	-	1,261	1,261	27

Subtotal	74	-	1,261	1,335	28
Subject to discretionary withdrawal:
At book value without fair value adjustment	3,373	-	-	3,373	72
Not subject to discretionary withdrawal	20	-	-	20	-

Total	$3,467	$-	$1,261	$4,728	100%

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is a summary of total annuity actuarial reserves and liabilities for deposit-type contracts as of December 31, 2012 (in millions):

Statutory Statements of Financial Position:
Policyholders’ reserves - individual annuities	$3,408
Liabilities for deposit-type contracts	59

Subtotal	3,467

Separate Account Annual Statement:
Annuities	1,261

Total	$4,728

b.	Separate accounts

The Company has nonguaranteed separate accounts which are variable accounts where the benefit is determined by the performance and/or market value of the investments held in the separate account with incidental risk, notional expense and minimum death benefit guarantees.

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2012 is as follows:

Non Guaranteed

(In Millions)

Net premium, considerations or deposits for the year ended December 31, 2012	$71

Reserves at December 31, 2012:
For accounts with assets at:
Fair value	$1,666
Nonpolicy liabilities	7

Total	$1,673

Reserves by withdrawal characteristics:
Subject to discretionary withdrawal:
At fair value	$1,666
Nonpolicy liabilities	7

Total	$1,673

The Company does not have any reserves in separate accounts for asset default risk in lieu of AVR.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is a summary reconciliation of amounts reported as transfers to (from) separate accounts in the summary of operations of the Company’s NAIC Separate Account Annual Statement with the amounts reported as net transfers to (from) separate accounts in change in policyholders’ reserves in the accompanying Statutory Statements of Income:

	Years Ended December 31,
	2012	2011	2010

	(In Millions)

From the Separate Account Annual Statement:
Transfers to separate accounts	$72	$81	$85
Transfers from separate accounts	(220)	(253)	(241)

Net transfers from separate accounts	$(148)	$(172)	$(156)

14.	Presentation of the Statutory Statements of Cash Flows

As required by SSAP No. 69 “Statement of Cash Flows,” the Company has included in the Statutory Statements of Cash Flows non-cash transactions primarily related to the following:

	Years Ended December 31,
	2012	2011	2010

	(In Millions)

Bank loan rollovers	$189	$153	$75
Bond conversions and refinancing	45	33	56
Mortgages converted to other invested assets	1	18	26
Stock conversions	-	1	5
Other invested assets converted to real estate	-	-	5
Net investment income payment-in-kind bonds	-	-	1

The bank loan rollovers represent transactions processed as the result of rate resets on existing bank loans and are included in the proceeds from investments sold, matured or repaid on bonds and cost of investments acquired for bonds on the Statutory Statements of Cash Flows.

15.	Subsequent events

The Company has evaluated subsequent events through February 22, 2013, the date the financial statements were available to be issued, and no events have occurred subsequent to the balance sheet date and before the date of evaluation that would require disclosure.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

16.	Subsidiaries and affiliated companies

A summary of ownership and relationship of MassMutual and its subsidiaries and affiliated companies as of December 31, 2012 is illustrated below. Subsidiaries are wholly owned, except as noted.

Subsidiaries of Massachusetts Mutual Life Insurance Company

C.M. Life Insurance Company

MassMutual Holding LLC

The MassMutual Trust Company

MML Distributors LLC – 99% (remaining 1% owned by MassMutual Holding LLC)

MML Private Placement Investment Company I, LLC

MML Mezzanine Investor, LLC

MML Mezzanine Investor L, LLC

MML Mezzanine Investor II, LLC

MML Mezzanine Investor III, LLC

MML Private Equity Fund Investor LLC

MML Re Finance LLC

MMC Equipment Finance LLC

CB – Apts, LLC

CV Apts, LLC

MP – Apts, LLC

MSP – SC, LLC

MW – Apts, LLC

PL – Apts, LLC – 92% (remaining 8% owned by C.M. Life Insurance Company)

WP – SC, LLC – 81% (remaining 19% owned by C.M. Life Insurance Company)

WW – Apts, LLC

Country Club Office Plaza LLC – 88% (remaining 12% owned by C.M. Life Insurance Company)

MassMutual External Benefits Group LLC

MSC Holding Company, LLC

Subsidiaries of C.M. Life Insurance Company

MML Bay State Life Insurance Company

CML Mezzanine Investor, LLC

CML Mezzanine Investor L, LLC

CML Mezzanine Investor III, LLC

CML Re Finance LLC

Subsidiary of MMC Equipment Finance LLC

MassMutual Asset Finance LLC

Subsidiaries of MassMutual Holding LLC

HYP Management LLC

MassMutual Assignment Company

MassMutual International LLC

MML Investors Services, LLC

MML Realty Management Corporation

MassMutual International Holding MSC, Inc.

MassMutual Capital Partners LLC

First Mercantile Trust Company

MM Asset Management Holding LLC

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Subsidiaries of MM Asset Management Holding LLC

Babson Capital Management LLC

Oppenheimer Acquisition Corp. – 99%

MassMutual Baring Holding LLC

Babson Capital Finance, LLC

Subsidiary of MSC Holding Company, LLC

MassMutual Holding MSC, Inc.

Affiliates of Massachusetts Mutual Life Insurance Company

MML Series Investment Fund

MML Series Investment Fund II

MassMutual Select Funds

MassMutual Premier Funds

Jefferies Finance LLC – 45% (5% owned by Babson Capital Management LLC; remaining 50% owned by Jefferies Group, Inc.)

580 Walnut Cincinnati LLC – 50%

Invicta Advisors LLC

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

17.	Impairment listing for loan-backed and structured securities

The following are the total cumulative adjustments and impairments for loan-backed and structured securities since July 1, 2009:

Summary	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
December 31, 2012	$31,785,329.35	$-	$31,785,329.35	$30,443,342.37	$(1,341,986.98)	$30,443,342.37	$27,669,976.79
September 30, 2012	67,270,430.45	-	67,270,430.45	65,265,347.34	(2,005,083.11)	65,265,347.34	57,019,261.58
June 30, 2012	70,455,899.87	-	70,455,899.87	69,041,733.13	(1,414,166.74)	69,041,733.13	55,143,333.36
March 31, 2012	87,853,178.35	-	87,853,178.35	85,053,001.11	(2,800,177.24)	85,053,001.11	67,243,938.01
December 31, 2011	90,342,741.95	-	90,342,741.95	87,759,853.27	(2,582,888.68)	87,759,853.27	61,663,658.75
September 30, 2011	62,166,554.35	-	62,166,554.35	60,544,908.62	(1,621,645.73)	60,544,908.62	45,284,653.78
June 30, 2011	80,582,826.88	-	80,582,826.88	76,857,392.88	(3,725,434.00)	76,857,392.88	60,286,999.44
March 31, 2011	87,925,923.39	-	87,925,923.39	85,768,903.43	(2,157,019.96)	85,768,903.43	65,285,429.38
December 31, 2010	78,922,236.87	-	78,922,236.87	77,329,040.51	(1,593,196.36)	77,329,040.51	57,284,607.12
September 30, 2010	75,579,157.67	-	75,579,157.67	73,844,794.15	(1,734,363.52)	73,844,794.15	53,531,682.15
June 30, 2010	106,701,990.11	-	106,701,990.11	104,920,573.41	(1,781,416.70)	104,920,573.41	77,297,240.58
March 31, 2010	117,247,144.97	-	117,247,144.97	110,848,178.13	(6,398,966.84)	110,848,178.13	81,512,592.53
December 31, 2009	94,759,892.12	-	94,759,892.12	91,319,792.71	(3,440,099.41)	91,319,792.71	61,154,481.79
September 30, 2009	203,672,078.15	(2,299,536.69)	201,372,541.46	193,090,827.77	(8,281,713.69)	193,090,827.77	124,234,344.38
Totals		$(2,299,536.69)			$(40,878,158.96)

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2012:
CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
05946XYP2	$49,504.20	$-	$49,504.20	$47,660.77	$(1,843.43)	$47,660.77	$42,078.47
06652DAA7	391,723.55	-	391,723.55	387,076.19	(4,647.36)	387,076.19	377,322.05
07325VAG9	40,292.16	-	40,292.16	39,439.22	(852.94)	39,439.22	37,669.07
07389VAA5	100,170.69	-	100,170.69	91,665.13	(8,505.56)	91,665.13	94,046.66
12479DAC2	834,589.56	-	834,589.56	722,045.86	(112,543.70)	722,045.86	653,043.22
12667GME0	1,290,391.99	-	1,290,391.99	1,279,174.95	(11,217.04)	1,279,174.95	1,203,329.42
12668A4B8	608,250.65	-	608,250.65	605,335.91	(2,914.74)	605,335.91	560,241.59
12668BE33	1,614,218.90	-	1,614,218.90	1,583,995.74	(30,223.16)	1,583,995.74	1,552,073.68
126694YM4	168,561.03	-	168,561.03	161,628.49	(6,932.54)	161,628.49	148,790.56
12669GRM5	356,788.71	-	356,788.71	338,839.90	(17,948.81)	338,839.90	324,648.32
12669UBB5	66,062.67	-	66,062.67	40,243.98	(25,818.69)	40,243.98	47,318.83
23332UCM4	51,605.08	-	51,605.08	50,373.17	(1,231.91)	50,373.17	50,055.48
23332UDU5	1,455,636.79	-	1,455,636.79	1,437,785.25	(17,851.54)	1,437,785.25	1,318,722.10
26410QAJ0	21,389.22	-	21,389.22	-	(21,389.22)	-	41,214.23
30251YAB4	413,157.10	-	413,157.10	409,837.40	(3,319.70)	409,837.40	381,087.81
362480AD7	126,509.19	-	126,509.19	125,364.87	(1,144.32)	125,364.87	114,806.19
36290PAK3	980,681.27	-	980,681.27	519,730.61	(460,950.66)	519,730.61	663,231.05
39539GAA0	293,562.00	-	293,562.00	292,084.30	(1,477.70)	292,084.30	272,240.69
41161PHC0	498,302.18	-	498,302.18	489,360.02	(8,942.16)	489,360.02	485,368.62
43739EBJ5	627,428.39	-	627,428.39	614,963.08	(12,465.31)	614,963.08	553,523.92
45660LKW8	2,138,020.39	-	2,138,020.39	2,130,303.82	(7,716.57)	2,130,303.82	1,778,799.18
45660LYW3	175,380.38	-	175,380.38	164,351.73	(11,028.65)	164,351.73	155,099.29
45660N5H4	413,658.65	-	413,658.65	403,377.02	(10,281.63)	403,377.02	394,975.19
45667WAC2	1,325.99	-	1,325.99	930.87	(395.12)	930.87	1,337.20
466247XE8	391,296.67	-	391,296.67	379,002.20	(12,294.47)	379,002.20	347,832.46
525221GM3	151,828.30	-	151,828.30	148,593.43	(3,234.87)	148,593.43	135,481.71
525221HA8	1,248,005.71	-	1,248,005.71	1,220,350.43	(27,655.28)	1,220,350.43	1,053,220.37

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
576433G42	272,362.40	-	272,362.40	268,925.17	(3,437.23)	268,925.17	251,728.66
61750SAB8	30,941.06	-	30,941.06	30,913.19	(27.87)	30,913.19	26,644.22
61915RBB1	289,793.12	-	289,793.12	288,622.10	(1,171.02)	288,622.10	276,965.45
65106FAB8	308,764.80	-	308,764.80	307,363.48	(1,401.32)	307,363.48	285,945.90
75114HAK3	358,845.37	-	358,845.37	342,731.12	(16,114.25)	342,731.12	257,158.86
76110GE23	715,702.95	-	715,702.95	679,817.23	(35,885.72)	679,817.23	709,673.31
76110GG62	816,278.28	-	816,278.28	761,054.27	(55,224.01)	761,054.27	800,860.62
76110GZQ7	880,451.35	-	880,451.35	780,901.16	(99,550.19)	780,901.16	806,492.26
761118WP9	835,845.49	-	835,845.49	811,498.24	(24,347.25)	811,498.24	792,611.87
77277LAF4	4,319,405.11	-	4,319,405.11	4,212,765.91	(106,639.20)	4,212,765.91	3,408,785.10
77277LAH0	214,793.51	-	214,793.51	209,591.60	(5,201.91)	209,591.60	329,925.00
77277LAJ6	3,040,985.16	-	3,040,985.16	2,967,337.98	(73,647.18)	2,967,337.98	2,145,040.37
81379EAA0	25,631.33	-	25,631.33	23,264.43	(2,366.90)	23,264.43	24,420.48
86359DUL9	13,568.46	-	13,568.46	13,340.48	(227.98)	13,340.48	11,967.52
86359LRW1	1,047,791.52	-	1,047,791.52	1,028,956.52	(18,835.00)	1,028,956.52	938,975.99
86360KAF5	3,111,279.56	-	3,111,279.56	3,051,469.02	(59,810.54)	3,051,469.02	2,836,293.29
88157QAL2	33,532.48	-	33,532.48	30,923.20	(2,609.28)	30,923.20	65,897.28
93934FJQ6	913,926.22	-	913,926.22	910,485.33	(3,440.89)	910,485.33	871,450.69
984582AA4	47,089.76	-	47,089.76	39,867.60	(7,222.16)	39,867.60	41,582.56
Totals	$31,785,329.35	$-	$31,785,329.35	$30,443,342.37	$(1,341,986.98)	$30,443,342.37	$27,669,976.79

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2012:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
00442KAD3	$99,227.03	$-	$99,227.03	$97,881.85	$(1,345.18)	$97,881.85	$83,034.71
02150MAB1	1,815,770.54	-	1,815,770.54	1,784,140.02	(31,630.52)	1,784,140.02	1,801,295.97
02660TGN7	604,221.47	-	604,221.47	575,519.03	(28,702.44)	575,519.03	512,781.98
02660TGS6	502,457.21	-	502,457.21	492,043.03	(10,414.18)	492,043.03	429,830.40
02660TJB0	2,025,774.57	-	2,025,774.57	1,872,810.60	(152,963.97)	1,872,810.60	1,712,851.68
02660XAD6	507,203.25	-	507,203.25	480,755.84	(26,447.41)	480,755.84	497,356.06
03072SPD1	34,684.27	-	34,684.27	34,476.18	(208.09)	34,476.18	28,967.28
040104QN4	217,872.94	-	217,872.94	216,309.03	(1,563.91)	216,309.03	188,138.64
040104TG6	28,936.65	-	28,936.65	28,915.12	(21.53)	28,915.12	26,849.63
05950DAA8	971,558.34	-	971,558.34	951,908.79	(19,649.55)	951,908.79	923,610.91
06652DAA7	420,156.28	-	420,156.28	405,196.31	(14,959.97)	405,196.31	375,650.37
07325VAG9	42,987.93	-	42,987.93	42,139.06	(848.87)	42,139.06	38,162.58
07386HMP3	83,189.27	-	83,189.27	82,224.30	(964.97)	82,224.30	75,425.91
07389VAA5	103,684.54	-	103,684.54	100,422.61	(3,261.93)	100,422.61	91,266.07
1248MEAA7	613,297.61	-	613,297.61	563,836.01	(49,461.60)	563,836.01	388,361.30
1248MGAJ3	6,234.70	-	6,234.70	6,123.44	(111.26)	6,123.44	5,596.56
1248MPAH7	31,185.91	-	31,185.91	22,313.66	(8,872.25)	22,313.66	34,161.20
126670QZ4	36,581.04	-	36,581.04	30,952.88	(5,628.16)	30,952.88	32,914.07
12667GCB7	25,701.38	-	25,701.38	25,525.06	(176.32)	25,525.06	24,784.83
12667GME0	1,381,134.27	-	1,381,134.27	1,340,299.99	(40,834.28)	1,340,299.99	1,183,694.97
12667GR62	509,322.50	-	509,322.50	494,572.34	(14,750.16)	494,572.34	462,513.71
12668A3Q6	372,973.58	-	372,973.58	369,291.47	(3,682.11)	369,291.47	367,622.33
12668ACZ6	268,460.52	-	268,460.52	263,821.04	(4,639.48)	263,821.04	234,874.25
12668AEV3	687,981.28	-	687,981.28	660,685.70	(27,295.58)	660,685.70	633,446.17
12668BB77	3,369,258.89	-	3,369,258.89	3,239,306.19	(129,952.70)	3,239,306.19	3,059,488.91
12668BE33	1,696,066.50	-	1,696,066.50	1,648,270.15	(47,796.35)	1,648,270.15	1,524,384.79
126694YM4	174,486.13	-	174,486.13	174,457.10	(29.03)	174,457.10	150,411.14
12669FW82	80,345.74	-	80,345.74	72,070.47	(8,275.27)	72,070.47	64,425.20
12669GKH3	1,008,140.68	-	1,008,140.68	989,973.87	(18,166.81)	989,973.87	984,054.64
12669GUR0	293,284.50	-	293,284.50	283,518.84	(9,765.66)	283,518.84	248,461.01
12669UBB5	71,157.49	-	71,157.49	66,945.13	(4,212.36)	66,945.13	50,046.07
14454AAB5	180,962.81	-	180,962.81	168,561.35	(12,401.46)	168,561.35	163,273.40
22540VG71	8,370.54	-	8,370.54	8,361.25	(9.29)	8,361.25	8,126.57
23243AAD8	63,839.08	-	63,839.08	61,950.38	(1,888.70)	61,950.38	56,750.06
23245QAA7	151,649.82	-	151,649.82	147,910.99	(3,738.83)	147,910.99	144,847.83
23332UAC8	287,755.70	-	287,755.70	271,755.37	(16,000.33)	271,755.37	257,553.32
23332UAR5	1,002,286.54	-	1,002,286.54	968,919.68	(33,366.86)	968,919.68	959,256.17
23332UBV5	681,906.31	-	681,906.31	655,908.23	(25,998.08)	655,908.23	657,767.31
23332UCM4	53,812.32	-	53,812.32	52,917.25	(895.07)	52,917.25	49,078.94
23332UDU5	1,569,645.31	-	1,569,645.31	1,502,135.15	(67,510.16)	1,502,135.15	1,303,951.56
23332UFV1	98,027.06	-	98,027.06	90,776.48	(7,250.58)	90,776.48	84,998.38
251510NC3	1,462,205.41	-	1,462,205.41	1,355,221.69	(106,983.72)	1,355,221.69	844,984.80
32051DV33	39,675.61	-	39,675.61	29,193.39	(10,482.22)	29,193.39	38,647.51
362341L49	334,184.62	-	334,184.62	313,996.86	(20,187.76)	313,996.86	237,821.35
362480AD7	140,871.16	-	140,871.16	137,771.82	(3,099.34)	137,771.82	121,939.31
39538RBB4	859,341.84	-	859,341.84	843,174.03	(16,167.81)	843,174.03	750,163.13
39538WFH6	490,253.26	-	490,253.26	471,115.83	(19,137.43)	471,115.83	428,206.49
39538WHF8	2,326,106.32	-	2,326,106.32	2,260,494.68	(65,611.64)	2,260,494.68	1,864,908.33
39539GAA0	313,152.89	-	313,152.89	304,030.40	(9,122.49)	304,030.40	277,995.89
41161PFR9	101,101.55	-	101,101.55	100,721.67	(379.88)	100,721.67	93,436.01

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
41161PHU0	$410,476.93	$-	$410,476.93	$402,491.73	$(7,985.20)	$402,491.73	$375,910.36
41161PLR2	1,057,798.39	-	1,057,798.39	1,039,401.14	(18,397.25)	1,039,401.14	930,932.14
41161PMG5	1,502,643.86	-	1,502,643.86	1,472,239.07	(30,404.79)	1,472,239.07	1,307,714.85
41161PQU0	847,867.94	-	847,867.94	844,547.91	(3,320.03)	844,547.91	774,635.49
41161PSK0	300,859.97	-	300,859.97	298,833.74	(2,026.23)	298,833.74	269,664.26
41161PTN3	95,823.09	-	95,823.09	93,201.52	(2,621.57)	93,201.52	88,211.70
41161PWB5	432,188.50	-	432,188.50	428,156.47	(4,032.03)	428,156.47	382,689.38
41164LAB5	734,644.87	-	734,644.87	711,359.83	(23,285.04)	711,359.83	559,342.66
41164YAB7	838,344.77	-	838,344.77	823,682.29	(14,662.48)	823,682.29	716,174.66
43739EBJ5	647,253.95	-	647,253.95	642,590.63	(4,663.32)	642,590.63	544,707.91
45071KDD3	114,521.61	-	114,521.61	102,153.02	(12,368.59)	102,153.02	103,533.07
45254NJG3	80,649.67	-	80,649.67	79,097.45	(1,552.22)	79,097.45	79,254.29
45254NJV0	65,937.31	-	65,937.31	65,023.46	(913.85)	65,023.46	61,906.45
45254NML8	99,059.65	-	99,059.65	94,034.71	(5,024.94)	94,034.71	85,449.55
45254NNP8	1,239,086.12	-	1,239,086.12	1,217,853.28	(21,232.84)	1,217,853.28	1,166,460.55
45254NPA9	922,110.69	-	922,110.69	868,053.21	(54,057.48)	868,053.21	840,509.74
45254NPU5	317,995.86	-	317,995.86	293,288.18	(24,707.68)	293,288.18	326,014.47
45254TSM7	268,564.14	-	268,564.14	262,971.07	(5,593.07)	262,971.07	223,363.23
45660LKW8	2,243,106.06	-	2,243,106.06	2,177,267.91	(65,838.15)	2,177,267.91	1,698,463.54
45660LW96	120,928.39	-	120,928.39	120,378.59	(549.80)	120,378.59	113,616.00
45660LYW3	179,899.74	-	179,899.74	177,232.18	(2,667.56)	177,232.18	154,733.91
45660N2J3	276,940.91	-	276,940.91	274,779.99	(2,160.92)	274,779.99	258,537.79
45660NS30	134,550.60	-	134,550.60	133,693.04	(857.56)	133,693.04	113,142.16
45660NT96	156,349.22	-	156,349.22	151,450.59	(4,898.63)	151,450.59	148,337.07
466247XE8	419,422.86	-	419,422.86	402,344.63	(17,078.23)	402,344.63	348,235.57
46627MBQ9	573,036.59	-	573,036.59	551,576.71	(21,459.88)	551,576.71	490,771.58
525221AJ6	205,558.21	-	205,558.21	195,642.11	(9,916.10)	195,642.11	174,785.98
525221HA8	1,291,521.20	-	1,291,521.20	1,287,631.61	(3,889.59)	1,287,631.61	962,342.42
525226AL0	50,497.14	-	50,497.14	47,165.01	(3,332.13)	47,165.01	19,080.41
525229AG5	77,307.66	-	77,307.66	72,898.96	(4,408.70)	72,898.96	43,217.82
52524VAG4	878,305.28	-	878,305.28	835,545.91	(42,759.37)	835,545.91	777,455.96
52524YAF0	785,094.05	-	785,094.05	754,913.05	(30,181.00)	754,913.05	661,338.58
550279AA1	309,397.45	-	309,397.45	300,487.50	(8,909.95)	300,487.50	283,704.21
55027BAA6	11,957.07	-	11,957.07	11,606.70	(350.37)	11,606.70	10,271.29
589929N38	145,459.15	-	145,459.15	144,856.31	(602.84)	144,856.31	142,917.10
589929X29	232,810.58	-	232,810.58	228,323.35	(4,487.23)	228,323.35	215,028.94
617463AA2	809.75	-	809.75	791.10	(18.65)	791.10	652.01
61748HAA9	1,848.51	-	1,848.51	1,811.46	(37.05)	1,811.46	1,793.08
61750FAE0	45,179.70	-	45,179.70	44,418.47	(761.23)	44,418.47	39,168.10
61753KAB2	13,480.72	-	13,480.72	7,151.95	(6,328.77)	7,151.95	6,888.51
61915RBB1	304,222.50	-	304,222.50	297,640.48	(6,582.02)	297,640.48	279,934.40
638728AC9	92,690.80	-	92,690.80	84,547.18	(8,143.62)	84,547.18	85,028.18
65106FAB8	330,812.47	-	330,812.47	326,829.88	(3,982.59)	326,829.88	294,572.64
65535VUS5	144,304.03	-	144,304.03	131,041.26	(13,262.77)	131,041.26	125,869.53
68383NCA9	682,767.10	-	682,767.10	669,105.45	(13,661.65)	669,105.45	679,734.24
68383NDT7	575,499.62	-	575,499.62	565,532.40	(9,967.22)	565,532.40	462,191.35
68383NDW0	586,744.35	-	586,744.35	569,055.29	(17,689.06)	569,055.29	417,486.30
74922MAB7	104,737.74	-	104,737.74	97,657.84	(7,079.90)	97,657.84	102,263.61
75114HAK3	395,761.57	-	395,761.57	350,827.52	(44,934.05)	350,827.52	231,672.27
76110GE23	728,573.44	-	728,573.44	727,920.20	(653.24)	727,920.20	722,830.01
761118NN4	479,270.02	-	479,270.02	449,910.15	(29,359.87)	449,910.15	445,937.89
761118RJ9	30,725.77	-	30,725.77	29,568.98	(1,156.79)	29,568.98	28,012.45
77277LAF4	4,390,843.01	-	4,390,843.01	4,319,405.10	(71,437.91)	4,319,405.10	2,956,329.60
77277LAH0	218,328.79	-	218,328.79	214,793.51	(3,535.28)	214,793.51	285,847.20

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
77277LAJ6	$3,090,540.06	$-	$3,090,540.06	$3,040,985.16	$(49,554.90)	$3,040,985.16	$1,860,324.47
81379EAA0	29,037.34	-	29,037.34	27,778.90	(1,258.44)	27,778.90	24,456.81
86360KAF5	3,266,607.30	-	3,266,607.30	3,244,226.43	(22,380.87)	3,244,226.43	2,933,134.64
88157QAL2	37,583.60	-	37,583.60	33,364.14	(4,219.46)	33,364.14	63,700.08
92922F4M7	347,201.94	-	347,201.94	334,889.99	(12,311.95)	334,889.99	307,208.08
92922F5T1	552,151.90	-	552,151.90	528,926.00	(23,225.90)	528,926.00	501,749.86
92922FB72	126,274.34	-	126,274.34	123,853.99	(2,420.35)	123,853.99	123,508.82
92922FJ25	647,347.23	-	647,347.23	628,603.87	(18,743.36)	628,603.87	584,797.42
92922FZF8	713,314.07	-	713,314.07	706,340.79	(6,973.28)	706,340.79	688,002.31
92925CBB7	295,141.07	-	295,141.07	283,412.72	(11,728.35)	283,412.72	248,678.97
939336X65	1,359,554.29	-	1,359,554.29	1,323,848.62	(35,705.67)	1,323,848.62	1,338,328.99
93934FHC9	407,959.46	-	407,959.46	390,051.66	(17,907.80)	390,051.66	323,693.94
93934FJQ6	954,663.32	-	954,663.32	942,662.38	(12,000.94)	942,662.38	824,841.03
Totals	$67,270,430.45	$-	$67,270,430.45	$65,265,347.34	$(2,005,083.11)	$65,265,347.34	$57,019,261.58

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2012:
CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
00442KAD3	$104,154.12	$-	$104,154.12	$102,062.45	$(2,091.67)	$102,062.45	$65,949.02
02147CAA1	402,457.10	-	402,457.10	385,974.55	(16,482.55)	385,974.55	389,013.78
02150MAB1	1,906,453.20	-	1,906,453.20	1,892,369.09	(14,084.11)	1,892,369.09	1,876,895.47
02660TGN7	628,864.49	-	628,864.49	618,662.63	(10,201.86)	618,662.63	449,148.10
02660TGS6	518,111.15	-	518,111.15	507,307.78	(10,803.37)	507,307.78	358,004.07
02660THL0	42,490.37	-	42,490.37	41,180.88	(1,309.49)	41,180.88	38,365.78
02660TJB0	2,097,896.67	-	2,097,896.67	2,074,538.81	(23,357.86)	2,074,538.81	1,567,829.71
02660XAD6	527,567.22	-	527,567.22	519,094.13	(8,473.09)	519,094.13	450,305.12
026929AA7	586,372.28	-	586,372.28	583,454.72	(2,917.56)	583,454.72	559,121.31
040104QN4	238,902.77	-	238,902.77	235,093.88	(3,808.89)	235,093.88	182,525.71
040104RV5	170,633.60	-	170,633.60	167,045.24	(3,588.36)	167,045.24	148,041.62
07325VAG9	44,729.42	-	44,729.42	44,432.94	(296.48)	44,432.94	32,650.43
07384YCD6	761,408.79	-	761,408.79	757,372.53	(4,036.26)	757,372.53	648,661.74
073854AB7	1,336,530.45	-	1,336,530.45	1,305,757.35	(30,773.10)	1,305,757.35	1,282,245.00
07386HSP7	619,303.17	-	619,303.17	613,200.49	(6,102.68)	613,200.49	458,498.53
073879Z92	774,519.78	-	774,519.78	754,277.39	(20,242.39)	754,277.39	496,105.89
07389VAA5	107,536.29	-	107,536.29	104,183.09	(3,353.20)	104,183.09	89,567.42
07820QAY1	1,066,625.15	-	1,066,625.15	1,062,400.52	(4,224.63)	1,062,400.52	730,956.76
12667GCB7	27,355.07	-	27,355.07	26,959.14	(395.93)	26,959.14	21,653.54
12667GME0	1,434,772.76	-	1,434,772.76	1,423,914.27	(10,858.49)	1,423,914.27	999,392.66
12667GS20	898,766.38	-	898,766.38	885,560.91	(13,205.47)	885,560.91	689,995.03
12668AEV3	712,862.27	-	712,862.27	709,274.47	(3,587.80)	709,274.47	573,765.58
12668BB77	3,516,330.29	-	3,516,330.29	3,494,442.59	(21,887.70)	3,494,442.59	2,673,576.72
126694N46	149,148.03	-	149,148.03	144,634.84	(4,513.19)	144,634.84	107,081.72
12669FW82	84,674.88	-	84,674.88	84,303.86	(371.02)	84,303.86	65,302.58
12669FXR9	22,802.51	-	22,802.51	22,537.79	(264.72)	22,537.79	18,929.74
12669GKH3	1,048,353.62	-	1,048,353.62	1,044,258.39	(4,095.23)	1,044,258.39	804,232.31
12669GRQ6	868,522.91	-	868,522.91	856,714.06	(11,808.85)	856,714.06	737,812.31
12669GTV3	39,946.50	-	39,946.50	38,426.57	(1,519.93)	38,426.57	32,607.59
12669GUR0	303,454.70	-	303,454.70	300,277.31	(3,177.39)	300,277.31	234,339.30
14454AAB5	202,250.24	-	202,250.24	193,055.66	(9,194.58)	193,055.66	119,983.58

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
23243AAD8	$68,758.92	$-	$68,758.92	$68,366.30	$(392.62)	$68,366.30	$57,029.13
23321P6A1	1,159,720.28	-	1,159,720.28	1,157,362.49	(2,357.79)	1,157,362.49	1,150,863.84
23332UAR5	1,076,658.79	-	1,076,658.79	1,038,611.43	(38,047.36)	1,038,611.43	832,126.93
23332UBG8	471,537.69	-	471,537.69	468,333.83	(3,203.86)	468,333.83	367,787.35
23332UBV5	715,284.09	-	715,284.09	699,946.25	(15,337.84)	699,946.25	584,235.90
23332UCM4	56,754.77	-	56,754.77	55,920.77	(834.00)	55,920.77	42,256.94
23332UDU5	1,659,652.53	-	1,659,652.53	1,632,051.76	(27,600.77)	1,632,051.76	1,213,215.57
23332UFV1	102,349.84	-	102,349.84	100,099.39	(2,250.45)	100,099.39	71,156.73
251510FB4	273,416.07	-	273,416.07	268,718.50	(4,697.57)	268,718.50	219,240.65
30251YAB4	434,972.76	-	434,972.76	432,734.58	(2,238.18)	432,734.58	354,749.82
32051DV33	52,003.33	-	52,003.33	51,758.23	(245.10)	51,758.23	50,263.14
39538RBB4	897,997.57	-	897,997.57	890,885.86	(7,111.71)	890,885.86	632,845.79
39538WFH6	513,683.65	-	513,683.65	509,639.96	(4,043.69)	509,639.96	359,589.16
39538WHF8	2,413,279.55	-	2,413,279.55	2,370,914.57	(42,364.98)	2,370,914.57	1,541,924.06
41161PHC0	534,365.61	-	534,365.61	523,016.62	(11,348.99)	523,016.62	396,559.37
41161PHU0	427,188.85	-	427,188.85	423,670.03	(3,518.82)	423,670.03	324,518.08
41161PLR2	1,106,792.39	-	1,106,792.39	1,090,425.41	(16,366.98)	1,090,425.41	856,402.46
41161PMG5	1,596,710.73	-	1,596,710.73	1,562,659.63	(34,051.10)	1,562,659.63	1,227,373.88
41161PQU0	889,879.84	-	889,879.84	879,253.93	(10,625.91)	879,253.93	661,257.49
41161PTN3	101,111.37	-	101,111.37	98,740.72	(2,370.65)	98,740.72	79,167.61
41161PWB5	445,823.03	-	445,823.03	441,177.70	(4,645.33)	441,177.70	318,675.12
41164LAB5	784,802.68	-	784,802.68	765,425.19	(19,377.49)	765,425.19	533,594.33
41164YAB7	868,113.19	-	868,113.19	852,618.00	(15,495.19)	852,618.00	634,050.18
43739EAP2	2,446,798.14	-	2,446,798.14	2,392,072.41	(54,725.73)	2,392,072.41	2,107,883.16
45071KDD3	119,247.25	-	119,247.25	114,960.12	(4,287.13)	114,960.12	80,616.50
45254NJG3	88,521.17	-	88,521.17	83,693.96	(4,827.21)	83,693.96	77,393.29
45254NJV0	68,181.20	-	68,181.20	67,092.54	(1,088.66)	67,092.54	59,139.19
45254NKF3	240,961.00	-	240,961.00	221,449.68	(19,511.32)	221,449.68	228,444.84
45254NKX4	620,188.96	-	620,188.96	612,417.63	(7,771.33)	612,417.63	567,491.74
45254NML8	107,920.07	-	107,920.07	99,904.75	(8,015.32)	99,904.75	80,661.29
45254NNP8	1,286,654.04	-	1,286,654.04	1,275,452.23	(11,201.81)	1,275,452.23	1,060,857.65
45254NPA9	1,044,397.34	-	1,044,397.34	943,097.83	(101,299.51)	943,097.83	835,266.71
45254NPU5	359,522.01	-	359,522.01	323,982.63	(35,539.38)	323,982.63	285,312.03
45254TRX4	22,908.28	-	22,908.28	22,395.36	(512.92)	22,395.36	19,984.77
45254TSM7	275,319.71	-	275,319.71	273,355.82	(1,963.89)	273,355.82	193,521.00
45254TTM6	1,003,738.49	-	1,003,738.49	906,731.93	(97,006.56)	906,731.93	784,592.18
45660LW96	124,192.25	-	124,192.25	121,810.02	(2,382.23)	121,810.02	91,771.80
45660N5H4	442,047.92	-	442,047.92	440,238.73	(1,809.19)	440,238.73	347,406.88
45660NQ24	383,190.24	-	383,190.24	381,100.56	(2,089.68)	381,100.56	352,968.02
45660NRB3	215,037.17	-	215,037.17	176,153.24	(38,883.93)	176,153.24	216,301.40
45660NT96	160,638.14	-	160,638.14	159,480.27	(1,157.87)	159,480.27	127,541.59
466247XE8	430,692.46	-	430,692.46	429,330.35	(1,362.11)	429,330.35	342,475.04
525221GM3	160,046.00	-	160,046.00	159,167.28	(878.72)	159,167.28	107,046.31
525221HA8	1,351,591.10	-	1,351,591.10	1,340,691.14	(10,899.96)	1,340,691.14	904,331.55
525226AL0	53,861.31	-	53,861.31	50,048.79	(3,812.52)	50,048.79	18,357.87
52524VAG4	935,479.37	-	935,479.37	911,147.56	(24,331.81)	911,147.56	739,709.57
52524YAF0	818,120.23	-	818,120.23	813,219.10	(4,901.13)	813,219.10	604,230.43
550279AA1	318,733.53	-	318,733.53	317,836.09	(897.44)	317,836.09	256,884.87
55027BAA6	12,650.20	-	12,650.20	12,272.59	(377.61)	12,272.59	9,183.02
576433YN0	112,650.65	-	112,650.65	109,869.69	(2,780.96)	109,869.69	96,021.76
589929X29	268,560.54	-	268,560.54	264,553.10	(4,007.44)	264,553.10	223,168.76
59020UAC9	68,218.02	-	68,218.02	67,198.15	(1,019.87)	67,198.15	67,937.33
61753KAB2	16,924.12	-	16,924.12	13,861.21	(3,062.91)	13,861.21	11,617.63
61913PAA0	960,349.17	-	960,349.17	955,040.78	(5,308.39)	955,040.78	889,593.34

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
61915RBB1	$317,781.47	$-	$317,781.47	$312,195.34	$(5,586.13)	$312,195.34	$238,786.98
638728AC9	96,184.12	-	96,184.12	94,138.48	(2,045.64)	94,138.48	65,982.18
65535VRK6	77,874.91	-	77,874.91	77,006.21	(868.70)	77,006.21	68,832.50
65535VUS5	156,113.63	-	156,113.63	151,642.66	(4,470.97)	151,642.66	88,011.27
68383NCA9	722,515.08	-	722,515.08	705,948.50	(16,566.58)	705,948.50	637,432.28
68383NCU5	387,690.06	-	387,690.06	377,670.52	(10,019.54)	377,670.52	331,305.28
68383NDT7	601,092.11	-	601,092.11	593,462.98	(7,629.13)	593,462.98	431,880.24
74922MAB7	118,319.73	-	118,319.73	108,328.28	(9,991.45)	108,328.28	85,991.56
74922MAC5	44,900.43	-	44,900.43	40,558.85	(4,341.58)	40,558.85	33,484.27
75114HAK3	430,735.66	-	430,735.66	391,903.04	(38,832.62)	391,903.04	185,336.76
760985U33	24,958.04	-	24,958.04	24,094.64	(863.40)	24,094.64	24,785.54
76110GE23	744,268.40	-	744,268.40	743,164.42	(1,103.98)	743,164.42	620,541.35
761118FM5	1,025,836.44	-	1,025,836.44	1,016,594.99	(9,241.45)	1,016,594.99	996,229.46
761118KU1	460,735.25	-	460,735.25	426,557.83	(34,177.42)	426,557.83	330,121.44
761118NN4	499,189.61	-	499,189.61	490,259.74	(8,929.87)	490,259.74	374,564.31
761118RJ9	33,411.73	-	33,411.73	31,613.40	(1,798.33)	31,613.40	21,412.23
761118RM2	1,143,847.93	-	1,143,847.93	1,017,831.78	(126,016.15)	1,017,831.78	731,959.96
81744FDK0	692,203.94	-	692,203.94	691,773.18	(430.76)	691,773.18	642,549.42
86359ADN0	50,298.13	-	50,298.13	38,876.27	(11,421.86)	38,876.27	29,049.34
86359BLB5	189,133.66	-	189,133.66	188,049.70	(1,083.96)	188,049.70	180,652.00
86359DDB0	166,943.69	-	166,943.69	162,873.55	(4,070.14)	162,873.55	135,341.40
86359DUL9	14,572.90	-	14,572.90	14,472.39	(100.51)	14,472.39	11,799.50
86359DUR6	1,057,667.31	-	1,057,667.31	1,044,843.57	(12,823.74)	1,044,843.57	854,499.16
86359LRW1	1,153,144.55	-	1,153,144.55	1,136,477.38	(16,667.17)	1,136,477.38	818,460.56
86360KAF5	3,468,598.50	-	3,468,598.50	3,404,205.09	(64,393.41)	3,404,205.09	2,195,094.81
88157QAL2	40,164.96	-	40,164.96	37,392.16	(2,772.80)	37,392.16	57,143.94
885220FS7	987,069.79	-	987,069.79	974,353.73	(12,716.06)	974,353.73	942,815.93
92922F4M7	359,245.65	-	359,245.65	356,871.31	(2,374.34)	356,871.31	293,347.69
92922F5T1	574,010.89	-	574,010.89	568,016.38	(5,994.51)	568,016.38	466,811.19
92922F7Q5	547,819.20	-	547,819.20	545,186.60	(2,632.60)	545,186.60	463,643.29
92922FB72	131,368.13	-	131,368.13	130,013.56	(1,354.57)	130,013.56	111,250.83
92922FJ25	666,850.39	-	666,850.39	664,379.46	(2,470.93)	664,379.46	526,955.29
92922FWU8	273,158.18	-	273,158.18	271,453.10	(1,705.08)	271,453.10	254,337.80
92925CBB7	305,512.46	-	305,512.46	303,187.69	(2,324.77)	303,187.69	250,554.65
9393365V1	24,518.55	-	24,518.55	24,183.61	(334.94)	24,183.61	22,196.48
94983YAQ2	456,170.60	-	456,170.60	447,427.72	(8,742.88)	447,427.72	421,019.30
Totals	$70,455,899.87	$-	$70,455,899.87	$69,041,733.13	$(1,414,166.74)	$69,041,733.13	$55,143,333.36

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2012:
CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
00442KAD3	$109,185.79	$-	$109,185.79	$107,243.33	$(1,942.46)	$107,243.33	$68,136.91
02660TGN7	667,102.77	-	667,102.77	644,639.95	(22,462.82)	644,639.95	482,684.17
02660TGS6	558,819.69	-	558,819.69	535,483.18	(23,336.51)	535,483.18	395,640.77
02660TJB0	2,256,186.58	-	2,256,186.58	2,143,034.30	(113,152.28)	2,143,034.30	1,674,031.70
02660XAD6	553,532.74	-	553,532.74	545,530.94	(8,001.80)	545,530.94	462,942.83
026929AA7	612,368.31	-	612,368.31	598,971.70	(13,396.61)	598,971.70	606,358.14
03072SPD1	39,911.95	-	39,911.95	37,286.50	(2,625.45)	37,286.50	29,410.81
040104QN4	266,344.58	-	266,344.58	255,946.03	(10,398.55)	255,946.03	198,390.80
040104RV5	178,572.70	-	178,572.70	174,859.12	(3,713.58)	174,859.12	155,196.29

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
05946XYP2	$56,859.10	$-	$56,859.10	$55,982.88	$(876.22)	$55,982.88	$43,649.26
06652DAA7	485,394.92	-	485,394.92	451,864.17	(33,530.75)	451,864.17	328,115.81
07325YAB4	205,071.30	-	205,071.30	189,693.98	(15,377.32)	189,693.98	86,340.77
07384YCD6	790,648.27	-	790,648.27	788,653.03	(1,995.24)	788,653.03	775,577.69
073854AB7	1,431,554.05	-	1,431,554.05	1,363,155.44	(68,398.61)	1,363,155.44	1,014,208.04
07386HSP7	660,534.70	-	660,534.70	635,822.96	(24,711.74)	635,822.96	467,376.70
073879Z92	868,021.51	-	868,021.51	766,737.44	(101,284.07)	766,737.44	487,359.14
07400XAB4	277,045.63	-	277,045.63	246,638.59	(30,407.04)	246,638.59	192,939.36
07820QAY1	1,146,508.93	-	1,146,508.93	1,119,271.83	(27,237.10)	1,119,271.83	812,420.35
1248MGAJ3	6,676.77	-	6,676.77	6,602.82	(73.95)	6,602.82	4,248.29
1248RHAD9	185,758.12	-	185,758.12	177,562.07	(8,196.05)	177,562.07	119,146.30
12667GME0	1,513,172.99	-	1,513,172.99	1,465,155.44	(48,017.55)	1,465,155.44	1,072,723.60
12667GS20	955,631.09	-	955,631.09	925,514.60	(30,116.49)	925,514.60	739,949.85
12667GWF6	520,601.35	-	520,601.35	503,661.61	(16,939.74)	503,661.61	430,343.21
12668ACZ6	296,067.11	-	296,067.11	286,512.53	(9,554.58)	286,512.53	223,993.21
12668AEV3	754,083.07	-	754,083.07	744,021.93	(10,061.14)	744,021.93	588,657.54
12668BB77	3,737,120.28	-	3,737,120.28	3,633,612.46	(103,507.82)	3,633,612.46	2,884,562.06
12668BDC4	394,005.77	-	394,005.77	384,882.70	(9,123.07)	384,882.70	356,942.42
12668BE33	1,861,292.11	-	1,861,292.11	1,809,341.05	(51,951.06)	1,809,341.05	1,396,754.70
126694N46	164,309.81	-	164,309.81	158,011.38	(6,298.43)	158,011.38	118,955.61
12669FW82	89,778.15	-	89,778.15	89,022.15	(756.00)	89,022.15	71,291.39
12669FXR9	23,920.24	-	23,920.24	23,448.47	(471.77)	23,448.47	19,745.89
12669GKH3	1,091,593.74	-	1,091,593.74	1,087,673.46	(3,920.28)	1,087,673.46	831,478.75
12669GTV3	41,864.99	-	41,864.99	41,693.11	(171.88)	41,693.11	35,119.35
14454AAB5	228,133.22	-	228,133.22	212,991.04	(15,142.18)	212,991.04	131,232.07
22540VG71	8,807.20	-	8,807.20	8,786.28	(20.92)	8,786.28	8,514.71
23243AAD8	73,267.71	-	73,267.71	72,456.24	(811.47)	72,456.24	54,362.94
23245QAA7	160,993.81	-	160,993.81	160,019.15	(974.66)	160,019.15	126,126.17
23321P6A1	1,204,054.14	-	1,204,054.14	1,195,535.22	(8,518.92)	1,195,535.22	1,186,686.61
23332UAC8	315,815.03	-	315,815.03	309,750.33	(6,064.70)	309,750.33	243,111.15
23332UAR5	1,132,779.06	-	1,132,779.06	1,103,698.87	(29,080.19)	1,103,698.87	882,257.49
23332UBG8	488,438.64	-	488,438.64	485,251.79	(3,186.85)	485,251.79	366,974.61
23332UBV5	764,499.42	-	764,499.42	737,524.80	(26,974.62)	737,524.80	571,329.64
23332UCM4	60,803.27	-	60,803.27	59,397.67	(1,405.60)	59,397.67	45,114.49
23332UDU5	1,778,124.98	-	1,778,124.98	1,722,442.22	(55,682.76)	1,722,442.22	1,310,452.42
23332UFV1	108,401.61	-	108,401.61	104,633.01	(3,768.60)	104,633.01	76,961.51
251510FB4	304,142.83	-	304,142.83	277,906.38	(26,236.45)	277,906.38	231,350.82
251510NC3	1,478,892.88	-	1,478,892.88	1,455,533.81	(23,359.07)	1,455,533.81	566,790.40
39538RAB5	1,101,419.32	-	1,101,419.32	1,069,542.46	(31,876.86)	1,069,542.46	749,092.09
39538RBB4	915,389.81	-	915,389.81	915,107.28	(282.53)	915,107.28	673,530.13
39538WFH6	548,319.33	-	548,319.33	525,637.20	(22,682.13)	525,637.20	381,038.55
39538WHF8	2,527,442.13	-	2,527,442.13	2,462,335.35	(65,106.78)	2,462,335.35	1,774,010.49
39539GAA0	339,710.43	-	339,710.43	331,986.61	(7,723.82)	331,986.61	269,691.33
41161PFR9	111,794.28	-	111,794.28	107,896.12	(3,898.16)	107,896.12	97,090.30
41161PHC0	567,543.97	-	567,543.97	552,957.39	(14,586.58)	552,957.39	425,580.14
41161PLR2	1,154,519.90	-	1,154,519.90	1,150,259.80	(4,260.10)	1,150,259.80	924,469.24
41161PMG5	1,667,742.40	-	1,667,742.40	1,664,897.58	(2,844.82)	1,664,897.58	1,307,722.72
41161PQU0	924,246.09	-	924,246.09	919,039.05	(5,207.04)	919,039.05	692,007.78
41161PSK0	325,201.92	-	325,201.92	322,832.02	(2,369.90)	322,832.02	234,617.94
41161PTN3	105,855.76	-	105,855.76	104,967.45	(888.31)	104,967.45	82,552.75
41161PWB5	476,766.49	-	476,766.49	467,426.09	(9,340.40)	467,426.09	352,051.86
41164LAB5	862,122.09	-	862,122.09	818,522.00	(43,600.09)	818,522.00	585,056.96
41164YAB7	931,646.65	-	931,646.65	892,427.19	(39,219.46)	892,427.19	685,641.09
43739EAP2	2,630,193.30	-	2,630,193.30	2,499,088.99	(131,104.31)	2,499,088.99	2,112,229.56

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
43739EBJ5	$681,670.45	$-	$681,670.45	$672,224.34	$(9,446.11)	$672,224.34	$525,861.81
45071KDD3	131,898.75	-	131,898.75	126,982.77	(4,915.98)	126,982.77	87,026.19
45254NHV2	6,243.89	-	6,243.89	5,100.61	(1,143.28)	5,100.61	5,549.94
45254NJG3	93,025.11	-	93,025.11	92,964.92	(60.19)	92,964.92	81,496.61
45254NJV0	71,100.21	-	71,100.21	68,936.97	(2,163.24)	68,936.97	58,750.27
45254NKF3	255,019.89	-	255,019.89	245,653.38	(9,366.51)	245,653.38	223,338.21
45254NKX4	649,069.39	-	649,069.39	640,946.03	(8,123.36)	640,946.03	512,806.19
45254NML8	112,037.61	-	112,037.61	109,719.05	(2,318.56)	109,719.05	83,695.94
45254NNP8	1,377,989.97	-	1,377,989.97	1,318,157.01	(59,832.96)	1,318,157.01	1,093,493.87
45254NPA9	1,117,123.94	-	1,117,123.94	1,071,018.03	(46,105.91)	1,071,018.03	961,350.00
45254NPU5	384,280.36	-	384,280.36	367,528.09	(16,752.27)	367,528.09	297,378.91
45254TRX4	26,113.81	-	26,113.81	23,071.21	(3,042.60)	23,071.21	21,895.54
45254TSM7	300,373.17	-	300,373.17	282,133.92	(18,239.25)	282,133.92	191,499.80
45660LKW8	2,401,045.33	-	2,401,045.33	2,327,830.62	(73,214.71)	2,327,830.62	1,735,976.03
45660LW96	143,547.63	-	143,547.63	128,919.56	(14,628.07)	128,919.56	94,503.75
45660LYW3	207,861.93	-	207,861.93	190,515.70	(17,346.23)	190,515.70	169,044.60
45660N2Y0	86,902.92	-	86,902.92	86,359.81	(543.11)	86,359.81	66,409.41
45660N3S2	255,050.94	-	255,050.94	239,688.86	(15,362.08)	239,688.86	216,431.19
45660N5H4	459,665.38	-	459,665.38	450,058.99	(9,606.39)	450,058.99	362,179.45
45660NQ24	407,433.90	-	407,433.90	392,138.97	(15,294.93)	392,138.97	363,493.03
45660NS30	147,991.10	-	147,991.10	144,058.76	(3,932.34)	144,058.76	106,958.96
466247XE8	472,250.76	-	472,250.76	440,569.20	(31,681.56)	440,569.20	328,759.64
46627MBQ9	627,972.71	-	627,972.71	621,147.48	(6,825.23)	621,147.48	464,868.00
525221AJ6	232,756.47	-	232,756.47	217,614.07	(15,142.40)	217,614.07	166,947.02
525221GM3	166,671.40	-	166,671.40	165,132.97	(1,538.43)	165,132.97	117,072.10
525221HA8	1,437,046.73	-	1,437,046.73	1,406,182.68	(30,864.05)	1,406,182.68	952,819.59
525226AL0	56,100.54	-	56,100.54	53,978.39	(2,122.15)	53,978.39	23,710.46
52524VAG4	1,045,817.05	-	1,045,817.05	981,252.98	(64,564.07)	981,252.98	698,389.27
52524YAF0	893,528.13	-	893,528.13	850,174.25	(43,353.88)	850,174.25	722,052.22
55027BAA6	13,495.05	-	13,495.05	12,945.19	(549.86)	12,945.19	8,835.91
576433YN0	120,865.30	-	120,865.30	113,386.31	(7,478.99)	113,386.31	94,430.55
576438AA3	820,309.64	-	820,309.64	809,239.10	(11,070.54)	809,239.10	705,962.93
589929N38	160,801.65	-	160,801.65	160,117.34	(684.31)	160,117.34	156,949.81
59020UAC9	72,073.13	-	72,073.13	71,097.38	(975.75)	71,097.38	71,320.88
59020UUJ2	173,454.10	-	173,454.10	167,195.49	(6,258.61)	167,195.49	168,423.45
61913PAA0	1,000,630.61	-	1,000,630.61	977,181.19	(23,449.42)	977,181.19	872,646.57
61915RBB1	341,207.96	-	341,207.96	325,968.93	(15,239.03)	325,968.93	245,628.98
638728AC9	105,510.66	-	105,510.66	98,656.83	(6,853.83)	98,656.83	66,269.31
65535VRK6	84,815.47	-	84,815.47	80,832.03	(3,983.44)	80,832.03	69,015.36
65535VUS5	192,334.03	-	192,334.03	160,170.07	(32,163.96)	160,170.07	112,224.50
68383NCA9	788,142.43	-	788,142.43	742,370.00	(45,772.43)	742,370.00	687,511.63
68383NCU5	417,028.84	-	417,028.84	399,084.78	(17,944.06)	399,084.78	345,644.09
68383NDT7	637,611.66	-	637,611.66	612,503.77	(25,107.89)	612,503.77	445,528.89
69121PDX8	51,456.82	-	51,456.82	50,390.28	(1,066.54)	50,390.28	45,231.29
75114HAK3	472,737.30	-	472,737.30	424,320.64	(48,416.66)	424,320.64	211,041.91
75114NAA2	818,428.88	-	818,428.88	788,844.16	(29,584.72)	788,844.16	771,248.25
75114NAB0	129,545.43	-	129,545.43	125,830.70	(3,714.73)	125,830.70	111,431.47
760985U33	26,690.42	-	26,690.42	24,915.68	(1,774.74)	24,915.68	21,463.52
76110GG62	883,556.89	-	883,556.89	882,912.17	(644.72)	882,912.17	862,773.72
76110GV40	311,497.20	-	311,497.20	308,746.57	(2,750.63)	308,746.57	311,446.20
76110GZQ7	965,342.11	-	965,342.11	964,268.99	(1,073.12)	964,268.99	875,990.65
761118FM5	1,051,698.38	-	1,051,698.38	1,043,518.94	(8,179.44)	1,043,518.94	1,012,498.06
761118KU1	473,562.72	-	473,562.72	470,927.22	(2,635.50)	470,927.22	365,260.51
761118RJ9	37,242.20	-	37,242.20	34,047.00	(3,195.20)	34,047.00	23,629.15

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
761118WP9	$968,996.61	$-	$968,996.61	$941,734.74	$(27,261.87)	$941,734.74	$742,816.18
81744FDK0	722,397.68	-	722,397.68	705,147.89	(17,249.79)	705,147.89	648,642.93
863579CB2	416,108.38	-	416,108.38	399,076.62	(17,031.76)	399,076.62	356,594.96
863579YR3	139,209.04	-	139,209.04	136,777.26	(2,431.78)	136,777.26	126,011.41
86359BLB5	199,200.28	-	199,200.28	191,902.48	(7,297.80)	191,902.48	185,438.35
86359BPM7	193,835.86	-	193,835.86	179,024.84	(14,811.02)	179,024.84	186,716.08
86359DDB0	174,421.97	-	174,421.97	165,823.39	(8,598.58)	165,823.39	132,698.80
86359DUL9	17,113.60	-	17,113.60	15,179.09	(1,934.51)	15,179.09	11,845.04
86359DUR6	1,224,404.72	-	1,224,404.72	1,094,363.75	(130,040.97)	1,094,363.75	919,330.48
86359LRW1	1,245,664.75	-	1,245,664.75	1,200,171.69	(45,493.06)	1,200,171.69	862,309.89
86360KAF5	3,754,679.33	-	3,754,679.33	3,594,268.94	(160,410.39)	3,594,268.94	2,389,794.95
86363DAA9	764,473.75	-	764,473.75	750,341.79	(14,131.96)	750,341.79	604,890.78
88157QAL2	42,313.76	-	42,313.76	40,375.60	(1,938.16)	40,375.60	66,004.50
885220FS7	1,033,546.28	-	1,033,546.28	1,012,134.64	(21,411.64)	1,012,134.64	979,102.05
92922F4M7	374,952.17	-	374,952.17	369,276.28	(5,675.89)	369,276.28	287,751.91
92922F5T1	599,226.07	-	599,226.07	588,027.21	(11,198.86)	588,027.21	471,171.74
92922F7Q5	584,993.59	-	584,993.59	571,310.64	(13,682.95)	571,310.64	490,379.96
92922FB72	137,486.63	-	137,486.63	136,493.31	(993.32)	136,493.31	114,422.33
92922FJ25	692,059.17	-	692,059.17	684,744.02	(7,315.15)	684,744.02	548,656.62
92922FNW4	171,637.27	-	171,637.27	167,063.61	(4,573.66)	167,063.61	142,836.69
92922FTJ7	116,892.67	-	116,892.67	114,413.58	(2,479.09)	114,413.58	101,375.98
92922FWU8	280,937.07	-	280,937.07	280,160.07	(777.00)	280,160.07	252,058.75
92922FZF8	768,426.27	-	768,426.27	751,504.41	(16,921.86)	751,504.41	619,049.72
92925CBB7	321,544.89	-	321,544.89	315,695.27	(5,849.62)	315,695.27	245,448.15
9393365V1	26,373.63	-	26,373.63	25,467.37	(906.26)	25,467.37	23,985.93
939336X65	1,466,818.62	-	1,466,818.62	1,438,660.19	(28,158.43)	1,438,660.19	1,217,439.43
93934FHC9	445,901.21	-	445,901.21	437,178.91	(8,722.30)	437,178.91	338,198.99
94983YAQ2	475,327.95	-	475,327.95	468,772.60	(6,555.35)	468,772.60	460,460.15
Totals	$87,853,178.35	$-	$87,853,178.35	$85,053,001.11	$(2,800,177.24)	$85,053,001.11	$67,243,938.01

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2011:
CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
02660TGN7	$725,559.19	$-	$725,559.19	$689,980.00	$(35,579.19)	$689,980.00	$431,645.17
02660TGS6	568,338.83	-	568,338.83	566,817.18	(1,521.65)	566,817.18	338,838.95
02660THL0	48,952.96	-	48,952.96	46,995.04	(1,957.92)	46,995.04	38,771.35
02660TJB0	2,438,864.58	-	2,438,864.58	2,333,260.25	(105,604.33)	2,333,260.25	1,402,049.26
02660XAD6	578,535.12	-	578,535.12	563,150.41	(15,384.71)	563,150.41	400,711.61
026929AA7	674,164.93	-	674,164.93	629,330.73	(44,834.20)	629,330.73	551,635.23
040104RV5	188,017.11	-	188,017.11	183,901.69	(4,115.42)	183,901.69	131,013.08
05946XYP2	59,958.54	-	59,958.54	59,548.66	(409.88)	59,548.66	43,301.73
06050HKX5	25,508.72	-	25,508.72	14,516.46	(10,992.26)	14,516.46	17,831.12
06652DAA7	516,911.48	-	516,911.48	498,427.02	(18,484.46)	498,427.02	287,226.83
07384YCD6	857,318.38	-	857,318.38	847,795.55	(9,522.83)	847,795.55	829,997.08
073854AB7	1,494,289.45	-	1,494,289.45	1,431,132.32	(63,157.13)	1,431,132.32	923,031.09
07386HNQ0	88,183.68	-	88,183.68	82,885.69	(5,297.99)	82,885.69	85,798.18
07386HSP7	681,974.64	-	681,974.64	680,434.47	(1,540.17)	680,434.47	443,939.49
073879Z92	958,183.02	-	958,183.02	865,558.49	(92,624.53)	865,558.49	487,738.61
07400XAB4	301,557.68	-	301,557.68	276,934.81	(24,622.87)	276,934.81	171,214.07

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
07820QAY1	$1,268,409.44	$-	$1,268,409.44	$1,211,234.72	$(57,174.72)	$1,211,234.72	$808,412.97
1248MGAJ3	7,099.64	-	7,099.64	6,926.58	(173.06)	6,926.58	5,660.93
12498NAB9	130,508.79	-	130,508.79	129,551.95	(956.84)	129,551.95	128,389.83
12667GCB7	30,401.53	-	30,401.53	29,595.89	(805.64)	29,595.89	21,172.30
12667GME0	1,581,023.86	-	1,581,023.86	1,556,578.27	(24,445.59)	1,556,578.27	997,453.86
12667GS20	1,008,130.55	-	1,008,130.55	985,152.75	(22,977.80)	985,152.75	652,113.23
12667GWF6	571,977.86	-	571,977.86	535,509.33	(36,468.53)	535,509.33	363,028.85
12668ACG8	248,004.90	-	248,004.90	221,265.91	(26,738.99)	221,265.91	216,305.79
12668ACY9	38,185.30	-	38,185.30	33,137.74	(5,047.56)	33,137.74	30,343.38
12668ACZ6	323,930.18	-	323,930.18	307,191.01	(16,739.17)	307,191.01	177,361.91
12668AEV3	791,479.67	-	791,479.67	778,514.82	(12,964.85)	778,514.82	529,007.29
12668AGW9	59,792.91	-	59,792.91	59,268.03	(524.88)	59,268.03	40,887.44
12668BDC4	432,080.26	-	432,080.26	403,840.49	(28,239.77)	403,840.49	315,961.92
12668BE33	1,956,464.83	-	1,956,464.83	1,945,866.01	(10,598.82)	1,945,866.01	1,251,790.15
12669FXR9	25,249.60	-	25,249.60	24,333.40	(916.20)	24,333.40	18,710.62
12669GKH3	1,148,520.34	-	1,148,520.34	1,123,490.52	(25,029.82)	1,123,490.52	708,764.57
12669GRQ6	981,859.13	-	981,859.13	972,357.22	(9,501.91)	972,357.22	902,303.28
12669GTV3	43,510.27	-	43,510.27	43,068.46	(441.81)	43,068.46	30,597.03
12669GUR0	343,981.69	-	343,981.69	324,391.53	(19,590.16)	324,391.53	233,701.45
152314MJ6	139,357.91	-	139,357.91	113,183.50	(26,174.41)	113,183.50	119,320.81
22540VG71	9,053.92	-	9,053.92	8,959.66	(94.26)	8,959.66	8,649.91
23245QAA7	174,171.68	-	174,171.68	166,025.99	(8,145.69)	166,025.99	107,301.66
23321P6A1	1,297,279.51	-	1,297,279.51	1,278,634.46	(18,645.05)	1,278,634.46	1,274,566.87
23332UAC8	331,902.36	-	331,902.36	322,054.41	(9,847.95)	322,054.41	219,902.32
23332UAR5	1,222,757.64	-	1,222,757.64	1,161,656.64	(61,101.00)	1,161,656.64	799,210.72
23332UBG8	499,789.85	-	499,789.85	490,522.79	(9,267.06)	490,522.79	329,407.03
23332UBV5	805,193.39	-	805,193.39	799,352.92	(5,840.47)	799,352.92	511,131.44
23332UCM4	64,320.14	-	64,320.14	61,700.41	(2,619.73)	61,700.41	44,114.43
23332UDU5	1,883,884.12	-	1,883,884.12	1,820,110.40	(63,773.72)	1,820,110.40	1,138,648.48
23332UFV1	113,485.85	-	113,485.85	110,854.12	(2,631.73)	110,854.12	70,337.01
251510NC3	1,482,929.96	-	1,482,929.96	1,475,664.88	(7,265.08)	1,475,664.88	399,438.60
30251YAB4	466,643.82	-	466,643.82	460,743.62	(5,900.20)	460,743.62	343,448.03
36298XAB8	3,093,480.28	-	3,093,480.28	3,032,004.67	(61,475.61)	3,032,004.67	2,965,974.17
39538RAB5	1,189,359.52	-	1,189,359.52	1,128,144.63	(61,214.89)	1,128,144.63	733,435.15
39538RBB4	984,928.08	-	984,928.08	936,662.75	(48,265.33)	936,662.75	645,907.80
39538WFH6	589,708.55	-	589,708.55	563,073.93	(26,634.62)	563,073.93	357,244.09
39538WHF8	2,674,186.78	-	2,674,186.78	2,588,046.08	(86,140.70)	2,588,046.08	1,464,811.63
39539GAA0	358,210.74	-	358,210.74	348,048.72	(10,162.02)	348,048.72	237,436.76
41161PFR9	118,805.38	-	118,805.38	118,447.64	(357.74)	118,447.64	94,648.86
41161PHC0	606,809.57	-	606,809.57	577,449.85	(29,359.72)	577,449.85	395,653.21
41161PHU0	477,407.64	-	477,407.64	466,090.14	(11,317.50)	466,090.14	321,768.21
41161PLR2	1,215,705.40	-	1,215,705.40	1,188,392.75	(27,312.65)	1,188,392.75	864,271.39
41161PMG5	1,751,603.51	-	1,751,603.51	1,718,670.64	(32,932.87)	1,718,670.64	1,337,180.90
41161PQU0	983,504.45	-	983,504.45	957,820.49	(25,683.96)	957,820.49	654,889.89
41161PSK0	337,312.30	-	337,312.30	331,747.57	(5,564.73)	331,747.57	250,616.93
41161PTN3	111,384.22	-	111,384.22	108,440.27	(2,943.95)	108,440.27	75,020.60
41161PWB5	505,417.21	-	505,417.21	489,691.97	(15,725.24)	489,691.97	317,953.45
41164LAB5	908,609.38	-	908,609.38	890,020.07	(18,589.31)	890,020.07	584,643.33
41164YAB7	984,247.69	-	984,247.69	952,060.57	(32,187.12)	952,060.57	618,565.71
43739EAP2	2,743,342.89	-	2,743,342.89	2,679,015.94	(64,326.95)	2,679,015.94	1,722,159.82
45071KDD3	148,143.01	-	148,143.01	144,484.17	(3,658.84)	144,484.17	101,603.66
45254NHV2	6,784.60	-	6,784.60	6,375.72	(408.88)	6,375.72	5,595.56
45254NJV0	74,571.72	-	74,571.72	73,140.03	(1,431.69)	73,140.03	58,576.32
45254NKF3	266,827.60	-	266,827.60	261,637.83	(5,189.77)	261,637.83	218,729.41

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
45254NML8	$116,335.86	$-	$116,335.86	$113,769.16	$(2,566.70)	$113,769.16	$81,435.17
45254NNP8	1,414,663.57	-	1,414,663.57	1,403,653.88	(11,009.69)	1,403,653.88	1,056,020.37
45254NPA9	1,161,461.57	-	1,161,461.57	1,134,608.26	(26,853.31)	1,134,608.26	890,259.29
45254NPU5	402,735.53	-	402,735.53	390,293.78	(12,441.75)	390,293.78	309,329.95
45254TRX4	26,986.67	-	26,986.67	26,260.99	(725.68)	26,260.99	18,012.53
45660LCN7	457,876.97	-	457,876.97	446,988.82	(10,888.15)	446,988.82	362,897.63
45660LKW8	2,530,259.84	-	2,530,259.84	2,459,772.20	(70,487.64)	2,459,772.20	1,568,949.51
45660N2Y0	89,810.49	-	89,810.49	87,274.17	(2,536.32)	87,274.17	59,335.64
45660N5H4	466,995.44	-	466,995.44	466,349.14	(646.30)	466,349.14	299,518.62
45660NQ24	416,352.24	-	416,352.24	415,989.80	(362.44)	415,989.80	336,469.27
45661EAA2	19,319.44	-	19,319.44	18,550.51	(768.93)	18,550.51	17,575.88
466247XE8	499,281.63	-	499,281.63	494,015.48	(5,266.15)	494,015.48	312,951.11
525221AJ6	241,970.88	-	241,970.88	237,208.93	(4,761.95)	237,208.93	162,336.54
525221GM3	177,827.79	-	177,827.79	172,443.40	(5,384.39)	172,443.40	105,422.14
525221HA8	1,537,583.85	-	1,537,583.85	1,496,407.05	(41,176.80)	1,496,407.05	833,366.98
52524VAG4	1,094,083.95	-	1,094,083.95	1,071,924.90	(22,159.05)	1,071,924.90	697,316.79
52524YAF0	955,970.86	-	955,970.86	927,657.98	(28,312.88)	927,657.98	607,990.83
55027BAA6	14,399.03	-	14,399.03	13,913.03	(486.00)	13,913.03	7,657.64
576433G42	324,273.52	-	324,273.52	318,223.30	(6,050.22)	318,223.30	194,360.65
589929X29	280,534.50	-	280,534.50	279,691.39	(843.11)	279,691.39	234,835.68
59020UAA3	16,313.69	-	16,313.69	15,954.97	(358.72)	15,954.97	14,579.95
59020UNZ4	131,085.12	-	131,085.12	128,421.53	(2,663.59)	128,421.53	121,074.12
61913PAA0	1,054,284.31	-	1,054,284.31	1,024,682.88	(29,601.43)	1,024,682.88	877,330.09
61915RBB1	355,333.35	-	355,333.35	346,903.99	(8,429.36)	346,903.99	214,093.70
638728AC9	112,647.98	-	112,647.98	108,823.69	(3,824.29)	108,823.69	65,874.45
68383NCU5	432,015.94	-	432,015.94	429,235.38	(2,780.56)	429,235.38	308,902.25
75114HAK3	481,135.83	-	481,135.83	459,537.69	(21,598.14)	459,537.69	139,935.91
760985U33	26,672.00	-	26,672.00	26,657.12	(14.88)	26,657.12	21,136.66
76110GE23	832,478.41	-	832,478.41	822,067.42	(10,410.99)	822,067.42	759,263.28
76110GG62	905,730.79	-	905,730.79	900,313.00	(5,417.79)	900,313.00	879,233.72
76110GV40	334,991.43	-	334,991.43	318,028.49	(16,962.94)	318,028.49	315,566.22
76110GZQ7	1,044,635.91	-	1,044,635.91	1,007,216.94	(37,418.97)	1,007,216.94	918,080.85
761118KU1	498,366.00	-	498,366.00	488,161.35	(10,204.65)	488,161.35	320,532.84
761118NN4	544,943.51	-	544,943.51	534,502.23	(10,441.28)	534,502.23	354,562.51
761118RM2	1,246,454.19	-	1,246,454.19	1,219,736.64	(26,717.55)	1,219,736.64	778,861.08
77277LAF4	4,552,956.43	-	4,552,956.43	4,390,843.01	(162,113.42)	4,390,843.01	2,789,640.00
77277LAH0	226,205.02	-	226,205.02	218,328.79	(7,876.23)	218,328.79	269,568.00
77277LAJ6	3,202,542.13	-	3,202,542.13	3,090,540.07	(112,002.06)	3,090,540.07	1,755,431.99
79548KXQ6	254,031.15	-	254,031.15	252,950.61	(1,080.54)	252,950.61	219,830.46
8635722A0	13,116.40	-	13,116.40	11,289.31	(1,827.09)	11,289.31	11,612.28
863579CB2	428,690.09	-	428,690.09	424,806.54	(3,883.55)	424,806.54	374,281.72
86358R3Q8	385,095.48	-	385,095.48	377,150.22	(7,945.26)	377,150.22	383,760.44
86359AEH2	6,839.67	-	6,839.67	4,526.60	(2,313.07)	4,526.60	5,111.10
86359BLB5	205,005.61	-	205,005.61	203,438.96	(1,566.65)	203,438.96	170,991.55
86359BPM7	195,894.35	-	195,894.35	193,666.96	(2,227.39)	193,666.96	169,853.56
86359DDB0	191,116.95	-	191,116.95	173,085.97	(18,030.98)	173,085.97	112,019.00
86359DUL9	18,262.00	-	18,262.00	17,792.99	(469.01)	17,792.99	13,089.90
86359LRW1	1,318,512.62	-	1,318,512.62	1,289,171.50	(29,341.12)	1,289,171.50	825,911.97
86361HAB0	703,147.06	-	703,147.06	648,004.70	(55,142.36)	648,004.70	618,776.93
86363DAA9	825,024.65	-	825,024.65	785,296.62	(39,728.03)	785,296.62	579,634.64
885220FS7	1,124,715.08	-	1,124,715.08	1,108,912.93	(15,802.15)	1,108,912.93	980,587.33
929227QB5	9,222.89	-	9,222.89	8,367.43	(855.46)	8,367.43	8,109.88
92922F4M7	393,615.81	-	393,615.81	384,070.81	(9,545.00)	384,070.81	279,569.37
92922F5T1	624,851.77	-	624,851.77	610,936.37	(13,915.40)	610,936.37	435,124.02

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
92922F7Q5	$627,438.47	$-	$627,438.47	$604,541.21	$(22,897.26)	$604,541.21	$440,896.65
92922FB72	141,920.36	-	141,920.36	139,707.93	(2,212.43)	139,707.93	102,840.92
92922FJ25	718,187.59	-	718,187.59	709,375.94	(8,811.65)	709,375.94	510,789.10
92922FNW4	182,951.51	-	182,951.51	178,761.48	(4,190.03)	178,761.48	136,641.35
92922FTJ7	123,383.85	-	123,383.85	121,062.32	(2,321.53)	121,062.32	97,406.19
92922FWU8	301,181.45	-	301,181.45	288,335.53	(12,845.92)	288,335.53	235,371.69
92922FZF8	802,460.44	-	802,460.44	786,826.97	(15,633.47)	786,826.97	558,734.10
92925CBB7	338,002.00	-	338,002.00	330,580.15	(7,421.85)	330,580.15	245,996.55
9393365V1	27,201.64	-	27,201.64	27,018.00	(183.64)	27,018.00	26,613.25
939336KZ5	327,642.27	-	327,642.27	326,352.08	(1,290.19)	326,352.08	279,394.02
939336X65	1,552,119.32	-	1,552,119.32	1,501,241.67	(50,877.65)	1,501,241.67	1,056,625.25
93934FHC9	457,546.07	-	457,546.07	456,756.48	(789.59)	456,756.48	315,501.88
Total	$90,342,741.95	$-	$90,342,741.95	$87,759,853.27	$(2,582,888.68)	$87,759,853.27	$61,663,658.75

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2011:
CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
02147CAA1	$460,241.85	$-	$460,241.85	$444,308.18	$(15,933.67)	$444,308.18	$373,928.03
02660TJB0	2,520,619.98	-	2,520,619.98	2,495,150.68	(25,469.30)	2,495,150.68	1,543,264.34
040104QN4	338,147.95	-	338,147.95	321,893.51	(16,254.44)	321,893.51	242,698.39
040104RV5	222,465.52	-	222,465.52	196,403.51	(26,062.01)	196,403.51	124,153.77
04544TAB7	42,043.21	-	42,043.21	29,823.18	(12,220.03)	29,823.18	42,833.70
05946XYP2	63,659.36	-	63,659.36	62,019.16	(1,640.20)	62,019.16	44,434.49
05949ALH1	219,972.00	-	219,972.00	218,686.68	(1,285.32)	218,686.68	196,227.51
06050HKX5	36,527.14	-	36,527.14	25,770.51	(10,756.63)	25,770.51	17,795.81
06652DAA7	555,708.51	-	555,708.51	526,391.00	(29,317.51)	526,391.00	349,820.37
07325VAG9	52,521.17	-	52,521.17	51,336.85	(1,184.32)	51,336.85	44,747.76
073854AB7	1,559,763.24	-	1,559,763.24	1,463,476.92	(96,286.32)	1,463,476.92	1,001,415.76
073879Z92	998,721.77	-	998,721.77	943,675.39	(55,046.38)	943,675.39	489,499.94
1248MGAJ3	7,857.32	-	7,857.32	7,355.28	(502.04)	7,355.28	5,464.09
12498NAB9	141,492.03	-	141,492.03	137,925.36	(3,566.67)	137,925.36	132,033.73
12667GCB7	32,245.19	-	32,245.19	31,389.57	(855.62)	31,389.57	23,333.27
12667GS20	1,084,356.08	-	1,084,356.08	1,032,462.27	(51,893.81)	1,032,462.27	681,412.87
12667GWF6	617,375.40	-	617,375.40	595,231.11	(22,144.29)	595,231.11	410,633.79
12668BE33	2,058,171.58	-	2,058,171.58	2,023,338.19	(34,833.39)	2,023,338.19	1,443,609.90
12669FW82	95,822.06	-	95,822.06	95,078.37	(743.69)	95,078.37	76,984.97
12669GKH3	1,209,599.79	-	1,209,599.79	1,177,193.89	(32,405.90)	1,177,193.89	824,897.43
12669GMS7	12,378.06	-	12,378.06	12,321.57	(56.49)	12,321.57	11,055.21
12669GRM5	431,680.71	-	431,680.71	423,638.47	(8,042.24)	423,638.47	301,769.09
12669GRQ6	1,078,214.85	-	1,078,214.85	1,051,142.53	(27,072.32)	1,051,142.53	968,368.06
12669GTV3	46,561.45	-	46,561.45	44,498.12	(2,063.33)	44,498.12	34,130.21
12669GUR0	368,610.50	-	368,610.50	352,124.82	(16,485.68)	352,124.82	246,637.73
17311YAC7	154,285.04	-	154,285.04	152,361.10	(1,923.94)	152,361.10	124,136.84
22540VG71	9,168.27	-	9,168.27	9,135.83	(32.44)	9,135.83	8,718.70
22540VY55	24,708.04	-	24,708.04	24,419.97	(288.07)	24,419.97	20,005.78
23243AAD8	82,810.85	-	82,810.85	81,872.23	(938.62)	81,872.23	60,724.37
23332UBV5	847,132.61	-	847,132.61	819,966.14	(27,166.47)	819,966.14	561,975.94
23332UCM4	65,188.78	-	65,188.78	64,602.72	(586.06)	64,602.72	44,855.47
251510FB4	325,122.51	-	325,122.51	318,960.51	(6,162.00)	318,960.51	263,776.30

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
362480AD7	$174,491.80	$-	$174,491.80	$162,669.04	$(11,822.76)	$162,669.04	$112,771.81
36298XAB8	3,180,946.76	-	3,180,946.76	3,150,990.56	(29,956.20)	3,150,990.56	3,042,296.51
39538RBB4	1,032,799.59	-	1,032,799.59	1,007,109.64	(25,689.95)	1,007,109.64	664,064.07
39539GAA0	374,585.98	-	374,585.98	369,339.44	(5,246.54)	369,339.44	276,270.88
41161PFR9	121,560.91	-	121,560.91	120,715.01	(845.90)	120,715.01	98,330.66
41161PHU0	501,578.36	-	501,578.36	487,894.06	(13,684.30)	487,894.06	334,346.01
41161PLR2	1,294,419.52	-	1,294,419.52	1,256,523.95	(37,895.57)	1,256,523.95	901,522.95
41161PMG5	1,857,102.26	-	1,857,102.26	1,793,762.29	(63,339.97)	1,793,762.29	1,347,772.21
41161PSK0	352,295.12	-	352,295.12	350,692.40	(1,602.72)	350,692.40	269,326.20
41164YAB7	1,010,976.21	-	1,010,976.21	999,132.56	(11,843.65)	999,132.56	668,490.26
43739EAP2	2,774,159.31	-	2,774,159.31	2,772,870.04	(1,289.27)	2,772,870.04	1,911,099.45
43739EBJ5	716,999.46	-	716,999.46	706,882.00	(10,117.46)	706,882.00	511,923.72
45071KDD3	168,907.86	-	168,907.86	159,584.95	(9,322.91)	159,584.95	101,885.88
45254NJV0	77,291.10	-	77,291.10	76,520.41	(770.69)	76,520.41	59,098.84
45254NML8	119,776.93	-	119,776.93	118,704.70	(1,072.23)	118,704.70	83,515.57
45254NPA9	1,200,678.97	-	1,200,678.97	1,178,640.09	(22,038.88)	1,178,640.09	943,086.00
45254NPU5	414,358.58	-	414,358.58	408,292.27	(6,066.31)	408,292.27	312,287.60
45254TRX4	29,470.07	-	29,470.07	27,367.45	(2,102.62)	27,367.45	18,778.70
45254TSM7	316,258.52	-	316,258.52	315,569.66	(688.86)	315,569.66	178,986.51
45660LKW8	2,632,026.92	-	2,632,026.92	2,559,085.72	(72,941.20)	2,559,085.72	1,637,990.29
45660LW96	180,452.81	-	180,452.81	147,255.38	(33,197.43)	147,255.38	105,249.67
45660LYW3	196,465.44	-	196,465.44	185,249.80	(11,215.64)	185,249.80	132,317.21
45660NQ24	427,228.37	-	427,228.37	418,145.44	(9,082.93)	418,145.44	347,306.12
466247XE8	524,503.78	-	524,503.78	506,451.26	(18,052.52)	506,451.26	322,200.09
46627MBQ9	662,875.01	-	662,875.01	654,175.80	(8,699.21)	654,175.80	462,658.27
525221AJ6	251,169.39	-	251,169.39	246,504.88	(4,664.51)	246,504.88	156,535.60
525221EN3	528,691.76	-	528,691.76	473,226.47	(55,465.29)	473,226.47	402,803.08
525221GM3	188,354.94	-	188,354.94	180,357.10	(7,997.84)	180,357.10	113,612.42
525221HA8	1,581,641.83	-	1,581,641.83	1,573,174.70	(8,467.13)	1,573,174.70	951,616.08
52524YAF0	1,005,421.00	-	1,005,421.00	982,779.97	(22,641.03)	982,779.97	634,267.22
55027BAA6	15,044.91	-	15,044.91	14,722.35	(322.56)	14,722.35	8,555.05
576433WZ5	254,844.49	-	254,844.49	210,847.57	(43,996.92)	210,847.57	247,670.57
576438AA3	883,457.40	-	883,457.40	859,199.79	(24,257.61)	859,199.79	678,187.72
59020UNZ4	136,976.71	-	136,976.71	131,056.10	(5,920.61)	131,056.10	123,815.83
59020UUJ2	185,860.31	-	185,860.31	184,480.55	(1,379.76)	184,480.55	167,347.68
61915RBB1	368,130.65	-	368,130.65	360,726.53	(7,404.12)	360,726.53	228,534.68
65106FAG7	12,098.55	-	12,098.55	9,433.74	(2,664.81)	9,433.74	35,022.00
65535VRK6	102,199.30	-	102,199.30	93,381.88	(8,817.42)	93,381.88	66,418.14
65535VUS5	197,827.62	-	197,827.62	163,502.16	(34,325.46)	163,502.16	185,345.78
68383NCU5	449,026.95	-	449,026.95	442,430.25	(6,596.70)	442,430.25	328,091.70
68383NDT7	673,013.25	-	673,013.25	669,260.14	(3,753.11)	669,260.14	489,865.79
69121PDX8	61,166.21	-	61,166.21	59,565.01	(1,601.20)	59,565.01	54,123.09
75114HAK3	514,731.18	-	514,731.18	465,667.98	(49,063.20)	465,667.98	175,100.06
76110GV40	343,721.58	-	343,721.58	342,927.73	(793.85)	342,927.73	322,671.45
76110GZQ7	1,065,243.02	-	1,065,243.02	1,063,645.06	(1,597.96)	1,063,645.06	926,503.21
761118KU1	513,056.63	-	513,056.63	510,066.53	(2,990.10)	510,066.53	344,227.57
79548KXQ6	261,243.15	-	261,243.15	256,438.40	(4,804.75)	256,438.40	221,785.29
81744FDK0	752,148.79	-	752,148.79	742,958.19	(9,190.60)	742,958.19	608,190.42
8635722A0	14,329.68	-	14,329.68	13,237.75	(1,091.93)	13,237.75	11,706.81
863579CB2	436,683.99	-	436,683.99	430,424.05	(6,259.94)	430,424.05	380,820.66
863579DV7	62,647.44	-	62,647.44	42,942.59	(19,704.85)	42,942.59	46,286.27
86358RP68	63,265.94	-	63,265.94	59,301.93	(3,964.01)	59,301.93	48,879.48
86359ADN0	123,909.34	-	123,909.34	54,581.14	(69,328.20)	54,581.14	114,029.37
86359DUL9	19,498.81	-	19,498.81	18,893.52	(605.29)	18,893.52	14,310.48

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
86359DUR6	$1,317,990.48	$-	$1,317,990.48	$1,302,889.12	$(15,101.36)	$1,302,889.12	$991,271.23
86359LRW1	1,370,291.26	-	1,370,291.26	1,357,574.66	(12,716.60)	1,357,574.66	861,890.02
86360KAF5	4,023,631.43	-	4,023,631.43	3,975,896.33	(47,735.10)	3,975,896.33	2,550,630.98
86361HAB0	742,836.55	-	742,836.55	733,026.55	(9,810.00)	733,026.55	732,517.02
86363DAA9	860,858.68	-	860,858.68	849,065.00	(11,793.68)	849,065.00	665,161.57
88157QAL2	52,886.06	-	52,886.06	41,351.58	(11,534.48)	41,351.58	55,870.20
885220FS7	1,178,992.30	-	1,178,992.30	1,163,563.96	(15,428.34)	1,163,563.96	1,077,475.01
92922F5T1	640,939.11	-	640,939.11	633,303.48	(7,635.63)	633,303.48	518,540.34
92922FB72	146,246.72	-	146,246.72	144,716.55	(1,530.17)	144,716.55	106,722.87
92922FJ25	733,744.05	-	733,744.05	726,135.88	(7,608.17)	726,135.88	571,081.84
92922FZD3	2,261,345.15	-	2,261,345.15	2,141,636.74	(119,708.41)	2,141,636.74	2,253,509.98
92922FZF8	816,536.19	-	816,536.19	813,757.21	(2,778.98)	813,757.21	630,267.81
92925CBB7	345,484.28	-	345,484.28	341,171.73	(4,312.55)	341,171.73	271,523.96
9393365V1	29,049.15	-	29,049.15	28,012.89	(1,036.26)	28,012.89	26,079.06
93934FHC9	474,935.66	-	474,935.66	469,495.34	(5,440.32)	469,495.34	326,869.29
Totals	$62,166,554.35	$-	$62,166,554.35	$60,544,908.62	$(1,621,645.73)	$60,544,908.62	$45,284,653.78

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2011:
CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
004375CT6	$430,665.06	$-	$430,665.06	$416,715.39	$(13,949.67)	$416,715.39	$328,521.44
00442GAD2	80,062.71	-	80,062.71	77,240.05	(2,822.66)	77,240.05	80,456.68
00442JAE4	217,806.93	-	217,806.93	200,274.36	(17,532.57)	200,274.36	146,703.20
007037BK9	7,830.38	-	7,830.38	7,677.50	(152.88)	7,677.50	5,175.78
02146YAD8	226,158.56	-	226,158.56	217,031.06	(9,127.50)	217,031.06	170,851.15
02147CAA1	498,522.37	-	498,522.37	476,337.26	(22,185.11)	476,337.26	411,725.90
02660TGN7	772,344.95	-	772,344.95	751,676.01	(20,668.94)	751,676.01	502,403.51
02660TGS6	692,673.34	-	692,673.34	598,645.39	(94,027.95)	598,645.39	451,143.76
02660TJB0	2,690,488.74	-	2,690,488.74	2,572,914.59	(117,574.15)	2,572,914.59	1,739,756.78
02660XAD6	626,762.39	-	626,762.39	612,828.81	(13,933.58)	612,828.81	475,142.68
026929AA7	728,949.85	-	728,949.85	701,717.19	(27,232.66)	701,717.19	720,278.67
040104QN4	383,426.77	-	383,426.77	358,429.60	(24,997.17)	358,429.60	301,733.69
040104TG6	35,092.27	-	35,092.27	34,111.09	(981.18)	34,111.09	25,416.15
05535DAN4	705,402.69	-	705,402.69	471,422.99	(233,979.70)	471,422.99	431,577.44
05535DCF9	1,158,801.01	-	1,158,801.01	1,131,210.47	(27,590.54)	1,131,210.47	687,834.50
05946XYP2	67,416.80	-	67,416.80	66,635.33	(781.47)	66,635.33	49,913.17
05950DAA8	1,244,776.40	-	1,244,776.40	1,223,155.91	(21,620.49)	1,223,155.91	1,020,552.62
06050HKX5	38,858.78	-	38,858.78	36,977.53	(1,881.25)	36,977.53	18,816.38
073854AB7	1,689,972.39	-	1,689,972.39	1,537,562.10	(152,410.29)	1,537,562.10	1,081,197.24
073879Z92	1,022,621.00	-	1,022,621.00	975,722.50	(46,898.50)	975,722.50	484,153.34
07389VAA5	138,963.20	-	138,963.20	127,199.46	(11,763.74)	127,199.46	122,838.53
07400XAB4	308,960.27	-	308,960.27	296,322.75	(12,637.52)	296,322.75	204,693.03
07820QAY1	1,385,988.90	-	1,385,988.90	1,328,343.77	(57,645.13)	1,328,343.77	936,308.15
1248M3AB9	106,198.04	-	106,198.04	102,526.77	(3,671.27)	102,526.77	102,136.65
1248MGAJ3	8,701.46	-	8,701.46	8,081.90	(619.56)	8,081.90	5,375.29
1248RHAD9	206,869.61	-	206,869.61	179,306.76	(27,562.85)	179,306.76	123,565.40
12498NAB9	153,209.90	-	153,209.90	148,826.48	(4,383.42)	148,826.48	143,771.61
12667GCB7	34,631.51	-	34,631.51	32,550.06	(2,081.45)	32,550.06	25,890.94
12667GR62	634,199.39	-	634,199.39	624,052.77	(10,146.62)	624,052.77	462,335.55
12667GS20	1,143,652.04	-	1,143,652.04	1,111,465.55	(32,186.49)	1,111,465.55	750,495.43

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
12667GWF6	$677,091.35	$-	$677,091.35	$633,089.96	$(44,001.39)	$633,089.96	$480,186.22
12668A4B8	811,401.04	-	811,401.04	759,853.21	(51,547.83)	759,853.21	560,814.45
12668ACZ6	351,168.27	-	351,168.27	338,174.30	(12,993.97)	338,174.30	252,845.33
12668AEV3	863,723.16	-	863,723.16	839,571.77	(24,151.39)	839,571.77	683,498.21
12668AGW9	67,355.45	-	67,355.45	63,838.99	(3,516.46)	63,838.99	48,860.50
12668BDC4	470,036.45	-	470,036.45	446,355.03	(23,681.42)	446,355.03	376,025.60
12668BE33	2,226,867.13	-	2,226,867.13	2,091,331.29	(135,535.84)	2,091,331.29	1,526,224.32
12669B3B6	1,633.44	-	1,633.44	880.78	(752.66)	880.78	1,223.40
12669FVD2	94,008.98	-	94,008.98	88,611.27	(5,397.71)	88,611.27	90,498.76
12669FW82	100,891.60	-	100,891.60	97,007.08	(3,884.52)	97,007.08	77,756.71
12669GKH3	1,299,419.23	-	1,299,419.23	1,237,718.68	(61,700.55)	1,237,718.68	904,522.34
12669GMS7	13,594.25	-	13,594.25	12,789.45	(804.80)	12,789.45	11,613.29
12669GRM5	477,657.08	-	477,657.08	444,284.90	(33,372.18)	444,284.90	385,646.59
12669GRQ6	1,189,352.72	-	1,189,352.72	1,112,564.56	(76,788.16)	1,112,564.56	1,062,635.62
12669GTV3	52,249.63	-	52,249.63	47,977.61	(4,272.02)	47,977.61	37,343.69
12669GUR0	387,496.99	-	387,496.99	372,672.41	(14,824.58)	372,672.41	272,064.57
17311YAC7	184,845.90	-	184,845.90	160,843.58	(24,002.32)	160,843.58	144,122.30
23243AAD8	89,942.76	-	89,942.76	86,874.09	(3,068.67)	86,874.09	65,225.81
23245QAA7	192,944.66	-	192,944.66	182,058.18	(10,886.48)	182,058.18	144,753.71
23248AAJ0	109,716.42	-	109,716.42	102,882.55	(6,833.87)	102,882.55	78,319.92
23332UFV1	117,303.22	-	117,303.22	116,680.14	(623.08)	116,680.14	82,913.14
30251YAB4	491,312.76	-	491,312.76	489,833.20	(1,479.56)	489,833.20	352,912.40
32056CAH2	2,678,377.00	-	2,678,377.00	2,620,369.28	(58,007.72)	2,620,369.28	2,364,196.53
362341L49	386,448.48	-	386,448.48	378,774.84	(7,673.64)	378,774.84	334,967.35
362341TM1	370,551.29	-	370,551.29	358,656.03	(11,895.26)	358,656.03	313,778.59
362480AD7	195,147.63	-	195,147.63	179,142.66	(16,004.97)	179,142.66	130,869.49
39538RAB5	1,257,690.44	-	1,257,690.44	1,244,964.59	(12,725.85)	1,244,964.59	872,410.19
39538RBB4	1,081,207.05	-	1,081,207.05	1,056,678.94	(24,528.11)	1,056,678.94	785,643.15
39538WFH6	638,329.24	-	638,329.24	621,373.51	(16,955.73)	621,373.51	448,916.05
39538WHF8	2,871,834.45	-	2,871,834.45	2,827,145.97	(44,688.48)	2,827,145.97	1,931,778.39
39539GAA0	414,238.09	-	414,238.09	385,892.40	(28,345.69)	385,892.40	309,346.37
41161PFR9	125,194.58	-	125,194.58	122,222.08	(2,972.50)	122,222.08	107,724.33
41161PHU0	539,953.46	-	539,953.46	511,193.97	(28,759.49)	511,193.97	364,105.30
41161PLR2	1,429,179.71	-	1,429,179.71	1,314,111.07	(115,068.64)	1,314,111.07	990,338.15
41161PMG5	2,080,454.58	-	2,080,454.58	1,915,719.01	(164,735.57)	1,915,719.01	1,449,711.71
41161PQU0	1,035,922.78	-	1,035,922.78	1,024,502.98	(11,419.80)	1,024,502.98	816,173.85
41161PSK0	359,398.72	-	359,398.72	358,104.90	(1,293.82)	358,104.90	286,525.77
41161PTN3	120,123.65	-	120,123.65	118,450.05	(1,673.60)	118,450.05	89,069.85
41161PWB5	543,697.25	-	543,697.25	539,471.97	(4,225.28)	539,471.97	383,553.50
41164LAB5	1,097,547.86	-	1,097,547.86	976,605.89	(120,941.97)	976,605.89	729,352.32
41164YAB7	1,060,153.85	-	1,060,153.85	1,035,355.45	(24,798.40)	1,035,355.45	757,921.49
43739EBJ5	765,787.85	-	765,787.85	729,074.55	(36,713.30)	729,074.55	573,324.76
45071KDD3	181,747.03	-	181,747.03	179,826.17	(1,920.86)	179,826.17	123,761.34
45254NHV2	7,512.46	-	7,512.46	7,092.87	(419.59)	7,092.87	6,033.97
45254NJG3	102,829.31	-	102,829.31	101,068.06	(1,761.25)	101,068.06	86,152.00
45254NKF3	284,096.00	-	284,096.00	278,991.53	(5,104.47)	278,991.53	250,911.10
45254NML8	123,020.98	-	123,020.98	122,927.14	(93.84)	122,927.14	95,896.89
45254NPA9	1,248,933.43	-	1,248,933.43	1,216,289.58	(32,643.85)	1,216,289.58	958,056.74
45254NPU5	436,565.65	-	436,565.65	420,807.91	(15,757.74)	420,807.91	317,289.84
45254TRX4	30,303.50	-	30,303.50	29,819.91	(483.59)	29,819.91	21,068.16
45254TSM7	327,226.13	-	327,226.13	324,371.41	(2,854.72)	324,371.41	208,270.08
45660LW96	197,304.37	-	197,304.37	185,682.74	(11,621.63)	185,682.74	119,740.02
45660LYW3	250,898.00	-	250,898.00	205,102.28	(45,795.72)	205,102.28	156,732.00
45660N3S2	307,620.52	-	307,620.52	305,305.46	(2,315.06)	305,305.46	253,266.21

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
45660NQ24	$443,843.80	$-	$443,843.80	$431,111.40	$(12,732.40)	$431,111.40	$384,457.67
456612AC4	47,409.20	-	47,409.20	44,012.71	(3,396.49)	44,012.71	47,030.38
45667WAA6	311,603.90	-	311,603.90	289,641.45	(21,962.45)	289,641.45	255,260.00
466247BC6	18,761.94	-	18,761.94	18,614.79	(147.15)	18,614.79	18,096.12
525221EN3	717,363.04	-	717,363.04	559,491.76	(157,871.28)	559,491.76	457,585.33
525221GM3	203,684.08	-	203,684.08	192,979.31	(10,704.77)	192,979.31	123,142.78
52524YAF0	1,058,823.84	-	1,058,823.84	1,049,226.33	(9,597.51)	1,049,226.33	719,280.92
550279AA1	363,803.06	-	363,803.06	359,362.39	(4,440.67)	359,362.39	279,285.82
55027BAA6	15,864.60	-	15,864.60	15,392.68	(471.92)	15,392.68	10,378.03
576433G42	351,511.94	-	351,511.94	339,120.58	(12,391.36)	339,120.58	241,819.78
576438AA3	937,839.25	-	937,839.25	933,258.12	(4,581.13)	933,258.12	795,317.80
617463AA2	925.30	-	925.30	910.60	(14.70)	910.60	747.67
61750FAE0	43,193.19	-	43,193.19	40,623.31	(2,569.88)	40,623.31	36,861.90
65535VUS5	216,625.79	-	216,625.79	185,162.63	(31,463.16)	185,162.63	191,579.24
74924UAB7	669,641.70	-	669,641.70	668,859.74	(781.96)	668,859.74	630,507.30
75114NAA2	963,963.98	-	963,963.98	960,256.24	(3,707.74)	960,256.24	786,058.29
75114NAB0	153,125.11	-	153,125.11	152,941.43	(183.68)	152,941.43	143,990.99
759950EL8	540,018.70	-	540,018.70	515,600.06	(24,418.64)	515,600.06	527,534.66
760985U33	32,447.24	-	32,447.24	26,638.30	(5,808.94)	26,638.30	15,886.86
76110GE23	861,726.02	-	861,726.02	851,134.68	(10,591.34)	851,134.68	723,087.04
76110GV40	375,127.05	-	375,127.05	355,746.57	(19,380.48)	355,746.57	335,207.03
76110GZQ7	1,125,015.42	-	1,125,015.42	1,117,026.67	(7,988.75)	1,117,026.67	970,040.01
76110GZR5	361,417.56	-	361,417.56	296,755.57	(64,661.99)	296,755.57	305,937.85
761118NN4	587,834.09	-	587,834.09	580,278.49	(7,555.60)	580,278.49	398,641.23
761118RJ9	43,176.88	-	43,176.88	40,832.48	(2,344.40)	40,832.48	25,479.21
761118RM2	1,387,620.97	-	1,387,620.97	1,332,776.16	(54,844.81)	1,332,776.16	975,962.09
79549ASN0	32,264.62	-	32,264.62	16,508.21	(15,756.41)	16,508.21	26,652.33
80557BAC8	614,882.33	-	614,882.33	579,001.83	(35,880.50)	579,001.83	521,279.00
81379EAA0	46,252.50	-	46,252.50	44,987.25	(1,265.25)	44,987.25	40,925.19
84752CAE7	44,439.19	-	44,439.19	43,150.06	(1,289.13)	43,150.06	17,280.70
8635722A0	15,110.17	-	15,110.17	14,409.52	(700.65)	14,409.52	13,479.88
863579DV7	70,759.19	-	70,759.19	70,455.63	(303.56)	70,455.63	55,285.35
863579YR3	168,198.46	-	168,198.46	159,365.72	(8,832.74)	159,365.72	155,954.57
86358RA23	766,653.59	-	766,653.59	756,652.01	(10,001.58)	756,652.01	662,042.04
86358RL88	26,394.38	-	26,394.38	6,771.88	(19,622.50)	6,771.88	14,257.72
86358RP68	86,228.67	-	86,228.67	85,648.24	(580.43)	85,648.24	70,999.58
86358RUQ8	10,653.28	-	10,653.28	3,082.08	(7,571.20)	3,082.08	10,651.54
86359BLB5	209,389.85	-	209,389.85	205,712.65	(3,677.20)	205,712.65	199,486.84
86359DUR6	1,469,183.75	-	1,469,183.75	1,365,210.29	(103,973.46)	1,365,210.29	1,096,506.88
86359LRW1	1,452,670.94	-	1,452,670.94	1,404,057.81	(48,613.13)	1,404,057.81	1,032,340.88
86360KAF5	4,322,277.13	-	4,322,277.13	4,122,264.56	(200,012.57)	4,122,264.56	2,804,090.03
86361HAB0	823,294.15	-	823,294.15	767,818.46	(55,475.69)	767,818.46	817,718.11
86363DAA9	986,043.10	-	986,043.10	894,046.13	(91,996.97)	894,046.13	669,822.74
929227QB5	9,816.32	-	9,816.32	9,547.51	(268.81)	9,547.51	8,065.57
92922F4M7	408,965.65	-	408,965.65	404,635.49	(4,330.16)	404,635.49	332,621.24
92922F5T1	663,094.87	-	663,094.87	655,037.93	(8,056.94)	655,037.93	566,991.81
92922F7Q5	670,728.90	-	670,728.90	657,157.78	(13,571.12)	657,157.78	523,545.49
92922FTJ7	131,732.23	-	131,732.23	128,864.36	(2,867.87)	128,864.36	114,270.20
92922FWU8	327,925.29	-	327,925.29	318,127.31	(9,797.98)	318,127.31	276,896.31
92925CBB7	356,324.07	-	356,324.07	352,360.76	(3,963.31)	352,360.76	282,182.16
92926SAE6	125,741.36	-	125,741.36	118,495.62	(7,245.74)	118,495.62	121,258.45
93934FHC9	501,875.82	-	501,875.82	490,093.08	(11,782.74)	490,093.08	345,452.58
93934FJQ6	1,185,673.55	-	1,185,673.55	1,154,541.97	(31,131.58)	1,154,541.97	840,854.82
94985JAG5	2,964,570.33	-	2,964,570.33	2,823,684.66	(140,885.67)	2,823,684.66	2,979,254.40
Totals	$80,582,826.88	$-	$80,582,826.88	$76,857,392.88	$(3,725,434.00)	$76,857,392.88	$60,286,999.44

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2011:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
00443MAB2	$2,624.86	$-	$2,624.86	$1,105.58	$(1,519.28)	$1,105.58	$2,566.25
02146YAD8	244,965.18	-	244,965.18	237,825.38	(7,139.80)	237,825.38	183,352.37
02147CAA1	524,461.41	-	524,461.41	512,703.12	(11,758.29)	512,703.12	448,071.64
02147DAV3	41,259.49	-	41,259.49	40,554.31	(705.18)	40,554.31	33,987.68
02660TGN7	794,533.01	-	794,533.01	787,812.09	(6,720.92)	787,812.09	547,105.36
02660TJB0	2,839,048.37	-	2,839,048.37	2,752,054.47	(86,993.90)	2,752,054.47	1,868,458.26
040104QN4	426,645.39	-	426,645.39	402,691.24	(23,954.15)	402,691.24	329,607.04
040104RV5	255,805.55	-	255,805.55	233,549.47	(22,256.08)	233,549.47	238,724.71
040104TG6	39,528.49	-	39,528.49	36,630.80	(2,897.69)	36,630.80	30,716.69
05946XYP2	71,655.79	-	71,655.79	70,400.65	(1,255.14)	70,400.65	51,443.78
06050HKX5	41,215.31	-	41,215.31	39,196.01	(2,019.30)	39,196.01	19,423.25
06652DAA7	587,362.66	-	587,362.66	577,167.10	(10,195.56)	577,167.10	456,503.18
073854AB7	1,671,191.73	-	1,671,191.73	1,668,855.35	(2,336.38)	1,668,855.35	1,431,915.92
07386HSP7	733,955.09	-	733,955.09	716,618.62	(17,336.47)	716,618.62	538,860.16
073879Z92	1,067,801.34	-	1,067,801.34	987,292.45	(80,508.89)	987,292.45	466,073.14
07400XAB4	327,163.90	-	327,163.90	309,803.31	(17,360.59)	309,803.31	221,838.02
07820QAY1	1,448,445.27	-	1,448,445.27	1,425,780.00	(22,665.27)	1,425,780.00	976,493.02
124860CB1	941,575.51	-	941,575.51	908,576.84	(32,998.67)	908,576.84	790,212.81
1248MGAJ3	12,686.55	-	12,686.55	8,911.04	(3,775.51)	8,911.04	10,004.44
12498NAB9	174,830.55	-	174,830.55	161,650.61	(13,179.94)	161,650.61	165,438.34
12667GR62	694,982.92	-	694,982.92	657,201.75	(37,781.17)	657,201.75	504,106.15
12667GRW5	58,148.53	-	58,148.53	54,820.50	(3,328.03)	54,820.50	47,851.49
12667GS20	1,198,175.91	-	1,198,175.91	1,180,298.21	(17,877.70)	1,180,298.21	794,632.52
12667GWF6	713,632.16	-	713,632.16	699,021.02	(14,611.14)	699,021.02	499,018.10
12668A3Q6	566,251.50	-	566,251.50	518,087.16	(48,164.34)	518,087.16	320,504.46
12668A4B8	900,625.95	-	900,625.95	854,838.93	(45,787.02)	854,838.93	631,105.36
12668ACZ6	367,298.32	-	367,298.32	360,018.79	(7,279.53)	360,018.79	252,663.64
12668AEV3	912,276.31	-	912,276.31	883,148.94	(29,127.37)	883,148.94	690,896.10
12668AGW9	73,558.40	-	73,558.40	69,932.68	(3,625.72)	69,932.68	54,380.13
12668AVP7	594,293.13	-	594,293.13	565,846.99	(28,446.14)	565,846.99	434,772.52
12668BB77	4,467,571.79	-	4,467,571.79	4,246,490.19	(221,081.60)	4,246,490.19	3,439,201.37
12668BDC4	485,124.07	-	485,124.07	479,414.53	(5,709.54)	479,414.53	401,283.66
12668BE33	2,275,248.91	-	2,275,248.91	2,274,381.12	(867.79)	2,274,381.12	1,652,677.08
126694N46	198,944.96	-	198,944.96	188,789.30	(10,155.66)	188,789.30	139,512.78
126694YM4	227,674.84	-	227,674.84	213,651.19	(14,023.65)	213,651.19	169,435.77
12669FW82	103,414.00	-	103,414.00	102,775.53	(638.47)	102,775.53	68,029.53
12669GKH3	1,330,113.63	-	1,330,113.63	1,322,839.04	(7,274.59)	1,322,839.04	982,828.32
12669GMS7	15,188.41	-	15,188.41	14,123.35	(1,065.06)	14,123.35	11,854.91
12669GTV3	56,317.40	-	56,317.40	55,543.31	(774.09)	55,543.31	41,327.45
12669GUR0	404,263.32	-	404,263.32	400,840.21	(3,423.11)	400,840.21	288,034.39
152314MJ6	184,746.19	-	184,746.19	168,923.14	(15,823.05)	168,923.14	163,753.84
172939AB6	10,342.35	-	10,342.35	7,622.62	(2,719.73)	7,622.62	9,659.23
23243AAD8	95,767.07	-	95,767.07	93,111.63	(2,655.44)	93,111.63	68,719.23
23245QAA7	201,824.77	-	201,824.77	196,509.08	(5,315.69)	196,509.08	153,975.13
23332UAR5	1,266,736.17	-	1,266,736.17	1,255,252.95	(11,483.22)	1,255,252.95	932,715.09
23332UBV5	907,825.65	-	907,825.65	900,232.33	(7,593.32)	900,232.33	657,541.69
23332UDU5	2,028,525.07	-	2,028,525.07	2,002,750.06	(25,775.01)	2,002,750.06	1,406,376.53
251510NC3	1,487,833.60	-	1,487,833.60	1,462,171.44	(25,662.16)	1,462,171.44	501,654.98
362341TM1	404,763.70	-	404,763.70	404,187.50	(576.20)	404,187.50	338,032.09
362480AD7	200,394.88	-	200,394.88	199,507.49	(887.39)	199,507.49	163,387.40

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
36298XAB8	$3,404,331.26	$-	$3,404,331.26	$3,319,766.36	$(84,564.90)	$3,319,766.36	$3,388,977.22
39538RAB5	1,288,090.97	-	1,288,090.97	1,273,976.29	(14,114.68)	1,273,976.29	896,449.24
39538RBB4	1,130,421.23	-	1,130,421.23	1,093,392.28	(37,028.95)	1,093,392.28	813,769.26
39538WFH6	674,734.45	-	674,734.45	648,308.18	(26,426.27)	648,308.18	458,101.70
39538WHF8	2,992,862.31	-	2,992,862.31	2,895,205.83	(97,656.48)	2,895,205.83	2,030,899.24
39539GAA0	444,552.62	-	444,552.62	426,543.43	(18,009.19)	426,543.43	337,354.97
41161PHC0	649,132.85	-	649,132.85	649,098.64	(34.21)	649,098.64	508,924.34
41161PHU0	552,001.28	-	552,001.28	548,820.90	(3,180.38)	548,820.90	384,959.86
41161PMG5	2,122,811.62	-	2,122,811.62	2,119,774.57	(3,037.05)	2,119,774.57	1,587,325.42
41161PQU0	1,085,747.40	-	1,085,747.40	1,056,138.74	(29,608.66)	1,056,138.74	861,620.84
41161PTN3	126,007.27	-	126,007.27	122,631.06	(3,376.21)	122,631.06	96,659.94
41161PWB5	574,063.31	-	574,063.31	554,246.70	(19,816.61)	554,246.70	417,425.17
41164LAB5	1,134,949.56	-	1,134,949.56	1,126,793.60	(8,155.96)	1,126,793.60	800,218.32
41164YAB7	1,088,792.91	-	1,088,792.91	1,080,333.63	(8,459.28)	1,080,333.63	783,827.66
43739EAP2	2,954,487.36	-	2,954,487.36	2,856,758.31	(97,729.05)	2,856,758.31	2,450,924.90
45254NHV2	8,775.19	-	8,775.19	7,731.98	(1,043.21)	7,731.98	6,320.41
45254NJG3	105,627.56	-	105,627.56	105,185.31	(442.25)	105,185.31	87,966.93
45254NKF3	294,079.12	-	294,079.12	292,626.84	(1,452.28)	292,626.84	255,881.43
45254NKX4	773,978.28	-	773,978.28	737,121.99	(36,856.29)	737,121.99	611,056.55
45254NNP8	1,580,090.34	-	1,580,090.34	1,523,525.83	(56,564.51)	1,523,525.83	1,132,776.18
45254NPA9	1,279,063.06	-	1,279,063.06	1,271,654.79	(7,408.27)	1,271,654.79	983,366.94
45254NPU5	447,289.71	-	447,289.71	444,803.46	(2,486.25)	444,803.46	326,594.69
45254TRX4	31,308.14	-	31,308.14	30,807.43	(500.71)	30,807.43	22,815.09
45254TSM7	346,044.32	-	346,044.32	334,189.72	(11,854.60)	334,189.72	235,197.60
45660LKW8	2,713,470.51	-	2,713,470.51	2,709,163.84	(4,306.67)	2,709,163.84	1,957,225.12
45660LW96	203,918.51	-	203,918.51	202,564.04	(1,354.47)	202,564.04	128,465.12
45660N3S2	347,451.80	-	347,451.80	344,328.86	(3,122.94)	344,328.86	293,773.83
45660NQ24	460,236.78	-	460,236.78	450,717.50	(9,519.28)	450,717.50	419,126.95
45667WAA6	330,781.69	-	330,781.69	329,891.57	(890.12)	329,891.57	291,202.10
46627MCS4	458,911.17	-	458,911.17	445,880.11	(13,031.06)	445,880.11	401,036.97
525221EN3	794,458.25	-	794,458.25	752,976.44	(41,481.81)	752,976.44	510,528.58
550279AA1	379,811.03	-	379,811.03	375,176.69	(4,634.34)	375,176.69	305,690.40
55027BAA6	16,255.49	-	16,255.49	16,170.59	(84.90)	16,170.59	10,905.11
576433YN0	128,422.91	-	128,422.91	127,249.99	(1,172.92)	127,249.99	89,224.64
576438AA3	949,436.16	-	949,436.16	946,865.14	(2,571.02)	946,865.14	851,547.19
617463AA2	1,932.87	-	1,932.87	942.79	(990.08)	942.79	828.97
61750FAE0	45,042.50	-	45,042.50	42,705.25	(2,337.25)	42,705.25	40,757.20
61750SAB8	64,834.06	-	64,834.06	63,050.14	(1,783.92)	63,050.14	61,344.76
61913PAA0	1,100,266.08	-	1,100,266.08	1,095,298.45	(4,967.63)	1,095,298.45	972,402.08
65535VRK6	112,417.42	-	112,417.42	109,681.73	(2,735.69)	109,681.73	104,145.94
65535VUS5	202,055.53	-	202,055.53	198,965.98	(3,089.55)	198,965.98	195,621.66
68383NCA9	905,353.71	-	905,353.71	888,638.55	(16,715.16)	888,638.55	658,916.66
68383NCU5	490,448.01	-	490,448.01	474,270.22	(16,177.79)	474,270.22	377,550.10
68383NDT7	712,069.70	-	712,069.70	709,764.53	(2,305.17)	709,764.53	421,912.39
74922MAB7	137,726.76	-	137,726.76	133,646.20	(4,080.56)	133,646.20	98,229.45
74922MAC5	52,182.86	-	52,182.86	50,674.48	(1,508.38)	50,674.48	38,230.42
75114NAA2	1,056,983.29	-	1,056,983.29	1,026,512.48	(30,470.81)	1,026,512.48	844,702.82
75114NAB0	168,521.24	-	168,521.24	163,522.55	(4,998.69)	163,522.55	154,838.92
76110GV40	386,831.78	-	386,831.78	385,873.79	(957.99)	385,873.79	343,980.06
76110GZR5	370,024.36	-	370,024.36	368,050.22	(1,974.14)	368,050.22	343,435.25
761118NN4	630,176.22	-	630,176.22	603,730.63	(26,445.59)	603,730.63	439,134.64
761118RJ9	47,028.73	-	47,028.73	45,147.57	(1,881.16)	45,147.57	29,025.61
761118RM2	1,472,639.38	-	1,472,639.38	1,430,995.90	(41,643.48)	1,430,995.90	994,463.47
761118WP9	1,203,199.43	-	1,203,199.43	1,168,850.31	(34,349.12)	1,168,850.31	829,551.49

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
79549ASN0	$41,579.43	$-	$41,579.43	$34,230.60	$(7,348.83)	$34,230.60	$28,736.95
81379EAA0	52,452.16	-	52,452.16	48,132.44	(4,319.72)	48,132.44	50,671.71
84752CAE7	45,785.80	-	45,785.80	44,068.42	(1,717.38)	44,068.42	18,213.70
863579YR3	179,064.91	-	179,064.91	174,229.31	(4,835.60)	174,229.31	169,865.70
86358R3Q8	417,091.22	-	417,091.22	416,517.46	(573.76)	416,517.46	340,833.04
86358RUQ8	12,638.33	-	12,638.33	10,716.07	(1,922.26)	10,716.07	10,977.45
86359DDB0	196,179.80	-	196,179.80	188,507.59	(7,672.21)	188,507.59	129,652.79
86359LRW1	1,555,972.87	-	1,555,972.87	1,490,445.42	(65,527.45)	1,490,445.42	1,141,988.11
86360KAF5	4,538,013.58	-	4,538,013.58	4,427,025.62	(110,987.96)	4,427,025.62	3,048,552.20
86363DAA9	1,018,637.10	-	1,018,637.10	1,014,290.96	(4,346.14)	1,014,290.96	738,180.51
92922F4M7	415,092.03	-	415,092.03	414,812.78	(279.25)	414,812.78	358,141.58
92922F5T1	671,644.00	-	671,644.00	669,963.48	(1,680.52)	669,963.48	578,327.38
92922F7Q5	689,716.57	-	689,716.57	684,205.30	(5,511.27)	684,205.30	569,560.34
92925CBB7	363,707.62	-	363,707.62	362,516.14	(1,191.48)	362,516.14	304,773.02
92926SAE6	138,306.99	-	138,306.99	123,360.00	(14,946.99)	123,360.00	134,341.03
9393365V1	30,718.07	-	30,718.07	30,318.96	(399.11)	30,318.96	26,526.55
93934FHC9	541,497.74	-	541,497.74	518,590.04	(22,907.70)	518,590.04	386,600.91
93934FJQ6	1,307,075.46	-	1,307,075.46	1,224,721.01	(82,354.45)	1,224,721.01	931,547.61
Totals	$87,925,923.39	$-	$87,925,923.39	$85,768,903.43	$(2,157,019.96)	$85,768,903.43	$65,285,429.38

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2010:
CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
007037BK9	$27,377.10	$-	$27,377.10	$23,570.86	$(3,806.24)	$23,570.86	$14,895.99
02146YAD8	259,988.59	-	259,988.59	255,962.15	(4,026.44)	255,962.15	196,852.92
02147CAA1	567,431.70	-	567,431.70	529,162.16	(38,269.54)	529,162.16	477,613.99
02660TGN7	822,095.08	-	822,095.08	815,246.78	(6,848.30)	815,246.78	562,026.27
02660TJB0	2,915,074.54	-	2,915,074.54	2,912,996.76	(2,077.78)	2,912,996.76	1,876,724.28
02660XAD6	714,526.26	-	714,526.26	660,626.93	(53,899.33)	660,626.93	514,535.49
026929AA7	869,033.21	-	869,033.21	765,800.93	(103,232.28)	765,800.93	674,247.26
040104RV5	270,950.25	-	270,950.25	258,920.56	(12,029.69)	258,920.56	254,824.91
040104TG6	42,476.36	-	42,476.36	41,263.26	(1,213.10)	41,263.26	32,092.44
05539TAU9	55,783.09	-	55,783.09	35,652.61	(20,130.48)	35,652.61	62,777.51
05946XYP2	76,610.87	-	76,610.87	74,735.92	(1,874.95)	74,735.92	52,956.32
06652DAA7	607,049.60	-	607,049.60	603,493.24	(3,556.36)	603,493.24	472,195.96
073854AB7	1,721,498.68	-	1,721,498.68	1,711,926.22	(9,572.46)	1,711,926.22	1,410,455.62
07386HSP7	757,774.82	-	757,774.82	756,042.37	(1,732.45)	756,042.37	532,529.26
073879Z92	1,105,135.61	-	1,105,135.61	1,042,176.97	(62,958.64)	1,042,176.97	477,508.40
07400XAB4	356,445.80	-	356,445.80	336,770.21	(19,675.59)	336,770.21	213,993.75
124860CB1	1,050,572.45	-	1,050,572.45	954,270.60	(96,301.85)	954,270.60	782,676.48
1248MGAJ3	13,164.30	-	13,164.30	12,977.18	(187.12)	12,977.18	10,699.40
12667GR62	738,831.53	-	738,831.53	707,189.29	(31,642.24)	707,189.29	523,338.00
12667GRW5	65,091.12	-	65,091.12	61,238.02	(3,853.10)	61,238.02	50,432.94
12667GS20	1,265,214.11	-	1,265,214.11	1,244,475.88	(20,738.23)	1,244,475.88	820,797.25
12667GWF6	740,657.99	-	740,657.99	732,705.58	(7,952.41)	732,705.58	531,577.37
12668A3Q6	601,682.97	-	601,682.97	586,399.41	(15,283.56)	586,399.41	334,318.29
12668A4B8	921,950.43	-	921,950.43	919,748.03	(2,202.40)	919,748.03	589,355.25
12668ACG8	285,492.07	-	285,492.07	278,935.86	(6,556.21)	278,935.86	278,796.18
12668ACY9	45,864.23	-	45,864.23	41,436.81	(4,427.42)	41,436.81	41,370.71

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
12668ACZ6	$380,278.83	$-	$380,278.83	$373,059.13	$(7,219.70)	$373,059.13	$252,807.29
12668AEV3	966,275.00	-	966,275.00	931,993.09	(34,281.91)	931,993.09	687,805.71
12668AGW9	79,141.55	-	79,141.55	76,864.53	(2,277.02)	76,864.53	56,871.74
12668BB77	4,800,935.42	-	4,800,935.42	4,597,975.58	(202,959.84)	4,597,975.58	3,276,524.98
12668BDC4	491,298.31	-	491,298.31	489,687.81	(1,610.50)	489,687.81	397,345.41
12668BE33	2,400,194.24	-	2,400,194.24	2,329,246.39	(70,947.85)	2,329,246.39	1,504,020.68
126694YM4	235,101.09	-	235,101.09	235,012.13	(88.96)	235,012.13	159,227.32
12669GKH3	1,377,148.15	-	1,377,148.15	1,367,724.73	(9,423.42)	1,367,724.73	1,015,327.60
12669GMS7	15,451.03	-	15,451.03	15,338.06	(112.97)	15,338.06	11,885.29
23243AAD8	98,917.07	-	98,917.07	97,558.49	(1,358.58)	97,558.49	66,058.53
23245QAA7	208,324.20	-	208,324.20	204,295.27	(4,028.93)	204,295.27	141,159.80
23332UBV5	938,364.64	-	938,364.64	935,229.65	(3,134.99)	935,229.65	663,838.12
23332UDU5	2,079,935.09	-	2,079,935.09	2,079,115.38	(819.71)	2,079,115.38	1,428,444.61
251510NC3	1,614,235.26	-	1,614,235.26	1,489,736.01	(124,499.25)	1,489,736.01	469,121.38
32056CAH2	2,735,807.97	-	2,735,807.97	2,713,403.46	(22,404.51)	2,713,403.46	2,624,974.60
362341TM1	424,145.89	-	424,145.89	419,224.04	(4,921.85)	419,224.04	337,667.34
39538RAB5	1,331,891.65	-	1,331,891.65	1,321,021.82	(10,869.83)	1,321,021.82	918,401.53
39538RBB4	1,154,850.44	-	1,154,850.44	1,148,702.14	(6,148.30)	1,148,702.14	766,695.46
39539GAA0	472,350.21	-	472,350.21	460,260.51	(12,089.70)	460,260.51	352,236.89
41161PFR9	134,456.05	-	134,456.05	133,714.68	(741.37)	133,714.68	104,767.66
41161PHC0	672,302.35	-	672,302.35	667,291.35	(5,011.00)	667,291.35	520,545.56
41161PMG5	2,161,230.62	-	2,161,230.62	2,158,793.02	(2,437.60)	2,158,793.02	1,584,681.08
41161PQU0	1,154,288.91	-	1,154,288.91	1,115,190.23	(39,098.68)	1,115,190.23	834,164.84
41161PTN3	130,240.23	-	130,240.23	129,441.85	(798.38)	129,441.85	97,694.31
41161PWB5	624,471.80	-	624,471.80	591,254.71	(33,217.09)	591,254.71	430,557.22
41164YAB7	1,116,811.14	-	1,116,811.14	1,115,038.22	(1,772.92)	1,115,038.22	741,881.06
43739EAP2	3,021,408.37	-	3,021,408.37	3,005,570.45	(15,837.92)	3,005,570.45	2,410,531.94
45254NHV2	9,215.21	-	9,215.21	8,978.58	(236.63)	8,978.58	6,392.05
45254NKF3	304,633.60	-	304,633.60	303,644.32	(989.28)	303,644.32	243,052.61
45254NKX4	835,607.41	-	835,607.41	802,215.32	(33,392.09)	802,215.32	635,108.50
45254NNP8	1,620,853.36	-	1,620,853.36	1,619,179.04	(1,674.32)	1,619,179.04	1,158,678.58
45254NPA9	1,319,149.92	-	1,319,149.92	1,313,922.31	(5,227.61)	1,313,922.31	1,008,573.14
45254NPU5	462,056.49	-	462,056.49	458,790.83	(3,265.66)	458,790.83	334,713.19
45254TRX4	32,074.33	-	32,074.33	31,723.63	(350.70)	31,723.63	21,635.85
45660LCN7	560,112.96	-	560,112.96	531,440.46	(28,672.50)	531,440.46	419,957.06
45660LW96	213,931.73	-	213,931.73	213,166.46	(765.27)	213,166.46	131,060.24
45660N2Y0	127,225.06	-	127,225.06	123,962.29	(3,262.77)	123,962.29	90,813.00
45660N5H4	530,062.35	-	530,062.35	509,542.26	(20,520.09)	509,542.26	397,567.08
456612AC4	51,246.36	-	51,246.36	49,628.06	(1,618.30)	49,628.06	49,489.55
45661EAA2	24,310.85	-	24,310.85	21,616.30	(2,694.55)	21,616.30	23,727.17
45667WAA6	348,503.81	-	348,503.81	343,951.08	(4,552.73)	343,951.08	297,462.11
46627MBQ9	729,888.24	-	729,888.24	720,936.55	(8,951.69)	720,936.55	538,739.36
46627MCS4	495,172.32	-	495,172.32	483,053.38	(12,118.94)	483,053.38	410,062.38
525221EN3	837,430.82	-	837,430.82	827,052.64	(10,378.18)	827,052.64	560,061.73
550279AA1	392,800.35	-	392,800.35	390,171.07	(2,629.28)	390,171.07	306,693.65
576433FP6	48,591.33	-	48,591.33	43,975.20	(4,616.13)	43,975.20	43,370.00
576433YN0	129,407.39	-	129,407.39	128,851.17	(556.22)	128,851.17	88,230.57
576438AA3	1,029,471.41	-	1,029,471.41	1,021,682.44	(7,788.97)	1,021,682.44	912,663.16
61750FAE0	45,045.36	-	45,045.36	44,923.19	(122.17)	44,923.19	40,678.69
65535VRK6	129,149.89	-	129,149.89	114,761.03	(14,388.86)	114,761.03	105,277.53
68383NCA9	948,623.28	-	948,623.28	943,270.91	(5,352.37)	943,270.91	678,598.17
68383NCU5	517,385.14	-	517,385.14	515,158.13	(2,227.01)	515,158.13	388,738.63
74922MAB7	148,391.29	-	148,391.29	146,133.86	(2,257.43)	146,133.86	101,888.66
74922MAC5	56,311.72	-	56,311.72	55,347.28	(964.44)	55,347.28	39,653.44

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
75114NAA2	$1,122,864.75	$-	$1,122,864.75	$1,105,746.90	$(17,117.85)	$1,105,746.90	$870,767.98
75114NAB0	179,230.86	-	179,230.86	176,158.65	(3,072.21)	176,158.65	141,113.39
76110GV40	397,059.68	-	397,059.68	396,220.69	(838.99)	396,220.69	352,157.29
76110GZR5	385,931.74	-	385,931.74	382,571.18	(3,360.56)	382,571.18	368,382.29
761118KU1	590,867.80	-	590,867.80	558,339.56	(32,528.24)	558,339.56	384,565.89
761118RJ9	49,703.54	-	49,703.54	49,099.35	(604.19)	49,099.35	33,371.24
761118RM2	1,529,335.09	-	1,529,335.09	1,520,607.73	(8,727.36)	1,520,607.73	1,060,492.37
761118WP9	1,253,940.27	-	1,253,940.27	1,245,305.63	(8,634.64)	1,245,305.63	876,196.64
81379EAA0	51,939.56	-	51,939.56	51,914.33	(25.23)	51,914.33	50,667.32
81744FDK0	762,197.42	-	762,197.42	761,417.98	(779.44)	761,417.98	688,679.63
84752CAE7	47,318.97	-	47,318.97	45,738.26	(1,580.71)	45,738.26	17,843.09
863579YR3	190,688.43	-	190,688.43	186,162.22	(4,526.21)	186,162.22	170,403.70
86358RE86	273.03	-	273.03	144.31	(128.72)	144.31	154.33
86358RUQ8	16,558.28	-	16,558.28	12,836.96	(3,721.32)	12,836.96	10,900.65
86359LRW1	1,613,468.08	-	1,613,468.08	1,601,475.87	(11,992.21)	1,601,475.87	1,036,093.90
86360KAF5	4,716,628.55	-	4,716,628.55	4,676,006.09	(40,622.46)	4,676,006.09	3,130,513.11
92922F4M7	427,645.41	-	427,645.41	427,256.89	(388.52)	427,256.89	360,750.82
92925CBB7	375,443.13	-	375,443.13	373,938.80	(1,504.33)	373,938.80	302,331.30
93934FHC9	561,418.71	-	561,418.71	551,710.92	(9,707.79)	551,710.92	380,947.22
93934FJQ6	1,360,882.43	-	1,360,882.43	1,329,292.30	(31,590.13)	1,329,292.30	918,129.04
94983YAQ2	613,100.09	-	613,100.09	604,777.95	(8,322.14)	604,777.95	594,234.43
94985JAG5	3,011,460.80	-	3,011,460.80	2,939,772.83	(71,687.97)	2,939,772.83	2,858,195.20
Totals	$78,922,236.87	$-	$78,922,236.87	$77,329,040.51	$(1,593,196.36)	$77,329,040.51	$57,284,607.12

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2010:
CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
007037BK9	$36,730.94	$-	$36,730.94	$28,244.78	$(8,486.16)	$28,244.78	$19,929.05
01853GAB6	33,417.61	-	33,417.61	17,469.93	(15,947.68)	17,469.93	24,532.50
02146YAD8	283,595.90	-	283,595.90	264,434.21	(19,161.69)	264,434.21	195,867.83
02660THT3	22,168.08	-	22,168.08	22,072.45	(95.63)	22,072.45	20,148.61
02660XAD6	785,689.47	-	785,689.47	736,653.58	(49,035.89)	736,653.58	511,372.20
05946XYP2	80,397.87	-	80,397.87	78,473.35	(1,924.52)	78,473.35	51,644.21
05948JAA0	33,543.07	-	33,543.07	32,071.50	(1,471.57)	32,071.50	26,119.50
05949AHG8	489.15	-	489.15	-	(489.15)	-	-
05949ALH1	252,944.16	-	252,944.16	252,929.73	(14.43)	252,929.73	236,793.16
05950DAA8	1,361,913.92	-	1,361,913.92	1,330,972.92	(30,941.00)	1,330,972.92	1,177,746.70
06652DAA7	634,330.06	-	634,330.06	623,183.73	(11,146.33)	623,183.73	423,243.94
073879QF8	49,897.87	-	49,897.87	48,696.51	(1,201.36)	48,696.51	52,286.60
073879Z92	1,081,668.14	-	1,081,668.14	1,079,174.03	(2,494.11)	1,079,174.03	460,576.04
07400XAB4	372,874.73	-	372,874.73	354,156.11	(18,718.62)	354,156.11	203,555.77
07820QAY1	1,573,852.49	-	1,573,852.49	1,536,497.18	(37,355.31)	1,536,497.18	1,073,668.22
12667FBJ3	279,798.21	-	279,798.21	279,750.07	(48.14)	279,750.07	243,861.31
12667GCB7	39,704.31	-	39,704.31	37,882.00	(1,822.31)	37,882.00	28,823.75
12667GME0	1,836,168.01	-	1,836,168.01	1,761,274.29	(74,893.72)	1,761,274.29	1,180,078.44
12667GR62	763,246.61	-	763,246.61	757,966.75	(5,279.86)	757,966.75	520,557.05
12667GRW5	76,960.85	-	76,960.85	68,029.28	(8,931.57)	68,029.28	50,694.31
12667GWF6	808,488.62	-	808,488.62	747,978.55	(60,510.07)	747,978.55	498,759.95
12668A4B8	958,674.47	-	958,674.47	954,345.87	(4,328.60)	954,345.87	595,257.01

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
12668ACG8	$319,513.88	$-	$319,513.88	$289,102.13	$(30,411.75)	$289,102.13	$285,726.97
12668ACY9	46,133.43	-	46,133.43	46,093.25	(40.18)	46,093.25	40,531.17
12668AEV3	1,001,756.15	-	1,001,756.15	989,651.47	(12,104.68)	989,651.47	653,210.07
12668AGW9	84,687.54	-	84,687.54	82,090.22	(2,597.32)	82,090.22	57,263.29
12668BAU7	14,775.97	-	14,775.97	10,723.24	(4,052.73)	10,723.24	12,097.13
12668BB77	5,033,385.55	-	5,033,385.55	4,949,813.52	(83,572.03)	4,949,813.52	3,237,997.36
12669EH33	24,867.60	-	24,867.60	23,378.81	(1,488.79)	23,378.81	20,842.22
12669FKR3	33,972.77	-	33,972.77	32,163.36	(1,809.41)	32,163.36	31,338.93
12669FW82	112,712.10	-	112,712.10	108,461.14	(4,250.96)	108,461.14	73,187.74
12669FXR9	30,573.32	-	30,573.32	28,262.37	(2,310.95)	28,262.37	24,881.61
12669GKH3	1,432,169.93	-	1,432,169.93	1,390,805.62	(41,364.31)	1,390,805.62	980,908.31
12669GMS7	16,741.06	-	16,741.06	16,107.50	(633.56)	16,107.50	11,674.71
12669GRM5	542,150.50	-	542,150.50	515,252.29	(26,898.21)	515,252.29	351,046.94
12669GRQ6	1,438,633.19	-	1,438,633.19	1,357,908.11	(80,725.08)	1,357,908.11	1,031,236.60
12669GTV3	60,787.04	-	60,787.04	59,018.97	(1,768.07)	59,018.97	42,148.97
12669GUR0	433,372.03	-	433,372.03	416,359.44	(17,012.59)	416,359.44	294,729.15
172939AB6	11,564.50	-	11,564.50	10,023.55	(1,540.95)	10,023.55	9,070.10
17307GYD4	462,929.80	-	462,929.80	462,059.59	(870.21)	462,059.59	434,110.40
22540V3F7	132,778.73	-	132,778.73	132,778.61	(0.12)	132,778.61	196,420.89
22540VFZ0	166,926.35	-	166,926.35	161,152.24	(5,774.11)	161,152.24	159,605.29
22540VG71	9,866.69	-	9,866.69	9,755.65	(111.04)	9,755.65	9,150.08
22541QQR6	47,999.22	-	47,999.22	47,282.69	(716.53)	47,282.69	70,762.46
22541SJV1	49,517.10	-	49,517.10	48,629.70	(887.40)	48,629.70	65,077.36
225458RG5	83.50	-	83.50	-	(83.50)	-	5,443.31
23243AAD8	104,774.89	-	104,774.89	101,263.98	(3,510.91)	101,263.98	68,162.86
23245QAA7	220,635.53	-	220,635.53	210,509.45	(10,126.08)	210,509.45	134,749.26
23332UAR5	1,317,951.46	-	1,317,951.46	1,313,362.83	(4,588.63)	1,313,362.83	915,303.16
251510FB4	389,818.15	-	389,818.15	363,491.60	(26,326.55)	363,491.60	309,522.58
30251YAB4	572,117.70	-	572,117.70	568,589.31	(3,528.39)	568,589.31	411,340.62
318340AB2	22,931.80	-	22,931.80	22,484.32	(447.48)	22,484.32	32,775.02
36228F5R3	162,505.14	-	162,505.14	158,560.46	(3,944.68)	158,560.46	132,727.70
362341XE4	12,947.67	-	12,947.67	-	(12,947.67)	-	-
362480AD7	231,395.21	-	231,395.21	219,165.91	(12,229.30)	219,165.91	123,025.44
39538RAB5	1,366,561.04	-	1,366,561.04	1,365,106.72	(1,454.32)	1,365,106.72	928,752.72
39538RBB4	1,196,098.23	-	1,196,098.23	1,184,779.50	(11,318.73)	1,184,779.50	753,572.44
39538WFH6	706,750.30	-	706,750.30	706,077.57	(672.73)	706,077.57	402,348.10
39538WHF8	3,261,643.07	-	3,261,643.07	3,124,185.18	(137,457.89)	3,124,185.18	2,113,262.99
39539GAA0	496,133.23	-	496,133.23	483,334.84	(12,798.39)	483,334.84	346,424.75
41161PA86	98,818.93	-	98,818.93	86,841.96	(11,976.97)	86,841.96	94,924.24
41161PHC0	701,922.67	-	701,922.67	689,199.92	(12,722.75)	689,199.92	525,800.76
41161PHU0	585,724.80	-	585,724.80	570,426.37	(15,298.43)	570,426.37	388,808.27
41161PLR2	1,564,075.20	-	1,564,075.20	1,530,659.63	(33,415.57)	1,530,659.63	1,033,672.32
41161PMG5	2,223,976.57	-	2,223,976.57	2,193,138.03	(30,838.54)	2,193,138.03	1,520,012.44
41161PQU0	1,201,003.72	-	1,201,003.72	1,173,590.67	(27,413.05)	1,173,590.67	808,947.13
41161PTN3	138,439.12	-	138,439.12	134,263.47	(4,175.65)	134,263.47	97,132.28
41161PWB5	656,948.35	-	656,948.35	640,526.57	(16,421.78)	640,526.57	419,586.59
41164YAB7	1,160,684.22	-	1,160,684.22	1,143,060.48	(17,623.74)	1,143,060.48	724,713.10
43739EAP2	3,117,722.73	-	3,117,722.73	3,108,930.29	(8,792.44)	3,108,930.29	2,405,845.74
43739EBJ5	820,587.90	-	820,587.90	808,973.19	(11,614.71)	808,973.19	661,497.92
45254NHV2	9,527.37	-	9,527.37	9,458.06	(69.31)	9,458.06	7,561.81
45254NJG3	115,308.08	-	115,308.08	114,314.78	(993.30)	114,314.78	95,247.24
45254NJP3	12,033.74	-	12,033.74	11,982.54	(51.20)	11,982.54	16,773.61
45254NJV0	82,599.88	-	82,599.88	82,599.86	(0.02)	82,599.86	65,080.06
45254NKD8	0.06	-	0.06	-	(0.06)	-	-

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
45254NKF3	$319,650.49	$-	$319,650.49	$316,089.11	$(3,561.38)	$316,089.11	$248,077.75
45254NKX4	847,919.71	-	847,919.71	847,919.60	(0.11)	847,919.60	653,664.11
45254NPA9	1,364,340.63	-	1,364,340.63	1,355,094.97	(9,245.66)	1,355,094.97	1,016,230.15
45254NPG6	30,466.34	-	30,466.34	30,269.55	(196.79)	30,269.55	23,745.51
45254NPU5	477,990.19	-	477,990.19	472,578.73	(5,411.46)	472,578.73	341,658.79
45254TMK7	11,410.51	-	11,410.51	10,943.66	(466.85)	10,943.66	18,753.56
45254TRX4	35,092.28	-	35,092.28	32,180.13	(2,912.15)	32,180.13	21,240.31
45254TSM7	419,379.41	-	419,379.41	363,801.04	(55,578.37)	363,801.04	240,667.80
45660LCN7	578,541.76	-	578,541.76	578,019.49	(522.27)	578,019.49	365,563.47
45660LW96	230,062.26	-	230,062.26	222,765.78	(7,296.48)	222,765.78	120,770.65
45660LYW3	287,444.01	-	287,444.01	271,371.96	(16,072.05)	271,371.96	188,370.68
45660N2J3	380,085.01	-	380,085.01	353,861.02	(26,223.99)	353,861.02	284,049.34
45660N5H4	544,906.65	-	544,906.65	539,684.37	(5,222.28)	539,684.37	386,807.22
45660NRB3	304,397.78	-	304,397.78	303,983.27	(414.51)	303,983.27	242,541.03
45660NS30	178,994.72	-	178,994.72	177,695.36	(1,299.36)	177,695.36	114,785.21
45660NT96	197,001.95	-	197,001.95	197,002.00	0.05	197,002.00	158,861.89
456612AC4	58,749.51	-	58,749.51	51,963.63	(6,785.88)	51,963.63	48,793.77
45667WAA6	380,731.38	-	380,731.38	367,202.49	(13,528.89)	367,202.49	300,374.53
466247XE8	594,019.79	-	594,019.79	562,156.65	(31,863.14)	562,156.65	424,774.45
46627MBQ9	759,140.08	-	759,140.08	758,084.95	(1,055.13)	758,084.95	553,729.53
46627MCS4	529,915.41	-	529,915.41	517,540.48	(12,374.93)	517,540.48	413,151.25
525221EN3	894,274.68	-	894,274.68	889,598.07	(4,676.61)	889,598.07	450,311.53
52524VAG4	1,305,750.07	-	1,305,750.07	1,294,577.82	(11,172.25)	1,294,577.82	908,337.51
52524YAF0	1,199,905.04	-	1,199,905.04	1,151,349.54	(48,555.50)	1,151,349.54	767,493.15
550279AA1	409,993.57	-	409,993.57	406,547.88	(3,445.69)	406,547.88	284,684.52
576433G42	406,576.21	-	406,576.21	375,235.35	(31,340.86)	375,235.35	251,991.25
576433YN0	134,033.44	-	134,033.44	132,155.23	(1,878.21)	132,155.23	88,191.19
576438AA3	1,075,743.40	-	1,075,743.40	1,075,430.66	(312.74)	1,075,430.66	941,370.82
589929N38	210,201.27	-	210,201.27	204,655.69	(5,545.58)	204,655.69	205,383.84
589929X29	372,137.28	-	372,137.28	347,823.29	(24,313.99)	347,823.29	300,963.90
59020UUJ2	218,484.73	-	218,484.73	214,958.78	(3,525.95)	214,958.78	207,045.04
65535VUS5	219,285.12	-	219,285.12	216,416.71	(2,868.41)	216,416.71	190,771.83
68402CAC8	(0.07)	-	(0.07)	-	0.07	-	-
75114NAA2	1,201,816.71	-	1,201,816.71	1,172,734.44	(29,082.27)	1,172,734.44	884,454.14
75114NAB0	199,463.62	-	199,463.62	186,982.50	(12,481.12)	186,982.50	143,844.71
76110GZR5	396,555.72	-	396,555.72	394,969.51	(1,586.21)	394,969.51	388,889.92
761118FM5	1,167,826.07	-	1,167,826.07	1,119,643.91	(48,182.16)	1,119,643.91	1,031,392.07
761118KU1	616,688.94	-	616,688.94	616,350.46	(338.48)	616,350.46	385,251.32
761118NN4	683,328.50	-	683,328.50	668,605.08	(14,723.42)	668,605.08	462,212.26
761118RJ9	54,098.18	-	54,098.18	51,443.11	(2,655.07)	51,443.11	33,433.84
761118RM2	1,627,879.62	-	1,627,879.62	1,574,338.85	(53,540.77)	1,574,338.85	1,057,701.45
761118WP9	1,304,848.16	-	1,304,848.16	1,300,072.08	(4,776.08)	1,300,072.08	868,770.54
79549AYA1	175,026.37	-	175,026.37	160,535.74	(14,490.63)	160,535.74	174,269.35
79549AYB9	17,751.84	-	17,751.84	17,678.77	(73.07)	17,678.77	22,359.10
863579DV7	74,896.45	-	74,896.45	73,474.27	(1,422.18)	73,474.27	38,577.83
86358R3Q8	459,599.03	-	459,599.03	457,223.92	(2,375.11)	457,223.92	300,181.01
86358RE86	2,792.95	-	2,792.95	278.08	(2,514.87)	278.08	423.94
86358RLG0	3,374.83	-	3,374.83	2,470.67	(904.16)	2,470.67	9,922.60
86359ACD3	81,981.70	-	81,981.70	81,219.99	(761.71)	81,219.99	86,124.03
86359BLB5	237,368.78	-	237,368.78	237,112.89	(255.89)	237,112.89	221,934.89
86363DAA9	1,106,819.24	-	1,106,819.24	1,066,865.42	(39,953.82)	1,066,865.42	718,698.44
885220FS7	1,333,887.52	-	1,333,887.52	1,318,104.37	(15,783.15)	1,318,104.37	1,268,136.81
92922F7Q5	737,799.83	-	737,799.83	737,216.95	(582.88)	737,216.95	586,917.59
92922FB72	160,376.65	-	160,376.65	160,376.68	0.03	160,376.68	114,361.17

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
92922FTJ7	$145,379.63	$-	$145,379.63	$141,010.93	$(4,368.70)	$141,010.93	$118,719.98
92922FWU8	375,296.72	-	375,296.72	366,748.36	(8,548.36)	366,748.36	320,620.64
92922FZF8	900,777.45	-	900,777.45	900,777.08	(0.37)	900,777.08	745,207.06
9393365V1	34,508.95	-	34,508.95	34,085.57	(423.38)	34,085.57	28,850.19
939336U35	(0.02)	-	(0.02)	-	0.02	-	-
93934FJQ6	1,414,229.78	-	1,414,229.78	1,410,591.54	(3,638.24)	1,410,591.54	908,629.57
94983CAJ6	(0.86)	-	(0.86)	-	0.86	-	-
94983TAE0	8,818.47	-	8,818.47	-	(8,818.47)	-	-
94983YAQ2	653,252.98	-	653,252.98	636,917.94	(16,335.04)	636,917.94	617,093.76
Totals	$75,579,157.67	$-	$75,579,157.67	$73,844,794.15	$(1,734,363.52)	$73,844,794.15	$53,531,682.15

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2010:
CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
02660TGN7	$877,131.73	$-	$877,131.73	$869,539.59	$(7,592.14)	$869,539.59	$535,820.15
02660THT3	24,726.29	-	24,726.29	24,052.70	(673.59)	24,052.70	20,858.75
02660TJB0	3,069,357.10	-	3,069,357.10	3,057,321.36	(12,035.74)	3,057,321.36	1,674,033.18
02660XAD6	801,919.31	-	801,919.31	793,004.26	(8,915.05)	793,004.26	457,888.80
040104QN4	475,577.21	-	475,577.21	471,144.47	(4,432.74)	471,144.47	394,082.83
05946XYP2	83,240.28	-	83,240.28	82,047.48	(1,192.80)	82,047.48	49,856.76
05949AHG8	676,888.94	-	676,888.94	661,784.93	(15,104.01)	661,784.93	657,271.07
05949ALH1	274,960.58	-	274,960.58	267,881.77	(7,078.81)	267,881.77	246,539.28
05949AZG8	635,938.22	-	635,938.22	624,900.80	(11,037.42)	624,900.80	633,854.76
05950DAA8	1,406,337.62	-	1,406,337.62	1,369,097.07	(37,240.55)	1,369,097.07	1,126,178.47
06050HKY3	984.70	-	984.70	803.47	(181.23)	803.47	11,049.58
06652DAA7	648,628.35	-	648,628.35	640,880.28	(7,748.07)	640,880.28	402,627.49
073854AB7	1,788,041.24	-	1,788,041.24	1,787,998.90	(42.34)	1,787,998.90	1,179,194.70
07386HMB4	258,829.03	-	258,829.03	251,743.43	(7,085.60)	251,743.43	244,797.92
07386HNQ0	101,664.67	-	101,664.67	98,965.10	(2,699.57)	98,965.10	97,453.17
07386HSP7	797,582.97	-	797,582.97	791,913.80	(5,669.17)	791,913.80	534,947.07
073879QF8	57,301.78	-	57,301.78	52,211.20	(5,090.58)	52,211.20	55,583.36
07820QAY1	1,679,282.84	-	1,679,282.84	1,609,894.20	(69,388.64)	1,609,894.20	1,138,874.28
12667FBJ3	328,310.87	-	328,310.87	300,921.91	(27,388.96)	300,921.91	247,261.06
12667GCB7	40,688.17	-	40,688.17	40,324.32	(363.85)	40,324.32	27,512.09
12667GME0	1,894,092.62	-	1,894,092.62	1,874,937.16	(19,155.46)	1,874,937.16	1,068,221.17
12667GR62	778,145.39	-	778,145.39	765,875.76	(12,269.63)	765,875.76	501,286.16
12667GRW5	82,812.23	-	82,812.23	78,442.69	(4,369.54)	78,442.69	52,059.34
12667GS20	1,338,697.79	-	1,338,697.79	1,320,122.75	(18,575.04)	1,320,122.75	792,626.38
12667GWF6	835,512.70	-	835,512.70	816,786.28	(18,726.42)	816,786.28	409,725.63
12668ACG8	319,572.45	-	319,572.45	317,267.60	(2,304.85)	317,267.60	279,996.60
12668ACY9	46,974.40	-	46,974.40	46,934.55	(39.85)	46,934.55	36,756.81
12668ACZ6	399,231.00	-	399,231.00	392,988.50	(6,242.50)	392,988.50	250,665.76
12668AEV3	1,023,408.92	-	1,023,408.92	1,005,697.17	(17,711.75)	1,005,697.17	675,891.22
12668AGW9	87,302.20	-	87,302.20	85,575.39	(1,726.81)	85,575.39	54,348.33
12668AVP7	670,989.51	-	670,989.51	663,881.96	(7,107.55)	663,881.96	451,637.83
126694YM4	261,576.93	-	261,576.93	258,272.39	(3,304.54)	258,272.39	159,379.04
12669B3B6	1,703.52	-	1,703.52	1,663.27	(40.25)	1,663.27	1,283.61
12669EH33	25,156.62	-	25,156.62	24,441.19	(715.43)	24,441.19	18,893.74
12669FKR3	35,129.57	-	35,129.57	34,233.65	(895.92)	34,233.65	29,601.12

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
12669FW82	$115,469.16	$-	$115,469.16	$114,253.34	$(1,215.82)	$114,253.34	$83,461.39
12669FXR9	31,267.74	-	31,267.74	30,862.13	(405.61)	30,862.13	23,807.16
12669GKH3	1,495,409.86	-	1,495,409.86	1,459,345.91	(36,063.95)	1,459,345.91	934,158.20
12669GMS7	16,953.22	-	16,953.22	16,737.25	(215.97)	16,737.25	10,875.64
12669GRM5	554,651.24	-	554,651.24	544,721.00	(9,930.24)	544,721.00	334,746.14
12669GRQ6	1,476,896.70	-	1,476,896.70	1,450,829.40	(26,067.30)	1,450,829.40	976,746.42
12669GTV3	61,838.84	-	61,838.84	61,176.69	(662.15)	61,176.69	36,496.09
12669GUR0	450,380.66	-	450,380.66	442,864.51	(7,516.15)	442,864.51	267,653.25
17307GMQ8	2,396,229.39	-	2,396,229.39	2,292,172.78	(104,056.61)	2,292,172.78	2,362,960.00
17307GYD4	523,519.73	-	523,519.73	513,440.52	(10,079.21)	513,440.52	487,901.59
22540V3F7	150,666.21	-	150,666.21	157,300.03	6,633.82	157,300.03	190,287.36
22540VGA4	118,460.78	-	118,460.78	107,081.11	(11,379.67)	107,081.11	102,550.25
22541NFL8	412,581.39	-	412,581.39	418,368.83	5,787.44	418,368.83	455,090.40
22541Q4M1	35,778.78	-	35,778.78	35,858.89	80.11	35,858.89	128,519.11
22541QFK3	13,271.71	-	13,271.71	13,394.92	123.21	13,394.92	26,835.19
22541QQR6	75,188.60	-	75,188.60	54,096.04	(21,092.56)	54,096.04	71,155.69
22541SJV1	63,534.11	-	63,534.11	51,446.03	(12,088.08)	51,446.03	64,953.29
225458RG5	440.02	-	440.02	356.62	(83.40)	356.62	6,110.57
23245QAA7	223,428.49	-	223,428.49	219,817.23	(3,611.26)	219,817.23	139,989.56
23332UAC8	418,408.96	-	418,408.96	414,374.18	(4,034.78)	414,374.18	269,717.36
23332UAR5	1,372,419.79	-	1,372,419.79	1,355,789.48	(16,630.31)	1,355,789.48	881,879.11
23332UBV5	1,002,189.64	-	1,002,189.64	989,956.49	(12,233.15)	989,956.49	577,977.32
23332UCM4	76,358.89	-	76,358.89	75,561.84	(797.05)	75,561.84	49,392.81
23332UDU5	2,192,357.91	-	2,192,357.91	2,171,637.75	(20,720.16)	2,171,637.75	1,350,309.76
251510FB4	417,043.40	-	417,043.40	396,726.09	(20,317.31)	396,726.09	313,532.27
251510NC3	1,645,915.38	-	1,645,915.38	1,618,262.26	(27,653.12)	1,618,262.26	410,317.59
30251YAB4	588,522.67	-	588,522.67	584,442.41	(4,080.26)	584,442.41	425,767.46
318340AB2	28,894.36	-	28,894.36	26,936.02	(1,958.34)	26,936.02	15,096.40
32056CAH2	2,812,011.19	-	2,812,011.19	2,742,473.19	(69,538.00)	2,742,473.19	2,445,097.10
362341XE4	4,510,324.63	-	4,510,324.63	4,484,817.14	(25,507.49)	4,484,817.14	4,262,500.02
36242DGA5	10,731.35	-	10,731.35	10,217.54	(513.81)	10,217.54	29,914.03
362480AD7	236,317.12	-	236,317.12	233,470.29	(2,846.83)	233,470.29	125,906.52
39538RAB5	1,422,825.82	-	1,422,825.82	1,409,811.16	(13,014.66)	1,409,811.16	859,276.35
39538RBB4	1,241,355.34	-	1,241,355.34	1,227,168.83	(14,186.51)	1,227,168.83	729,200.00
39539GAA0	508,766.12	-	508,766.12	507,525.00	(1,241.12)	507,525.00	319,403.17
40431KAA8	8,447.91	-	8,447.91	8,062.72	(385.19)	8,062.72	8,210.63
41161PA86	99,718.91	-	99,718.91	97,853.49	(1,865.42)	97,853.49	85,530.54
41161PHC0	731,764.56	-	731,764.56	724,977.94	(6,786.62)	724,977.94	466,008.09
41161PHU0	606,759.21	-	606,759.21	592,547.05	(14,212.16)	592,547.05	340,228.42
41161PLR2	1,605,901.33	-	1,605,901.33	1,587,816.47	(18,084.86)	1,587,816.47	978,433.46
41161PMG5	2,280,816.63	-	2,280,816.63	2,257,013.34	(23,803.29)	2,257,013.34	1,465,941.97
41161PQU0	1,233,335.75	-	1,233,335.75	1,217,470.28	(15,865.47)	1,217,470.28	768,562.99
41161PTN3	144,340.15	-	144,340.15	142,767.28	(1,572.87)	142,767.28	88,305.67
41161PWB5	676,444.55	-	676,444.55	668,415.94	(8,028.61)	668,415.94	397,171.58
43739EAP2	3,232,811.39	-	3,232,811.39	3,202,328.80	(30,482.59)	3,202,328.80	2,296,024.82
43739EBJ5	836,465.90	-	836,465.90	830,083.29	(6,382.61)	830,083.29	628,374.57
45254NHV2	10,164.03	-	10,164.03	9,671.04	(492.99)	9,671.04	7,657.78
45254NJG3	123,051.99	-	123,051.99	122,002.08	(1,049.91)	122,002.08	101,731.47
45254NJP3	15,178.49	-	15,178.49	14,005.32	(1,173.17)	14,005.32	12,926.30
45254NJV0	85,037.60	-	85,037.60	84,375.76	(661.84)	84,375.76	65,031.83
45254NJX6	10,444.14	-	10,444.14	10,338.87	(105.27)	10,338.87	10,334.84
45254NKD8	155,823.89	-	155,823.89	154,647.21	(1,176.68)	154,647.21	130,262.93
45254NKF3	333,970.00	-	333,970.00	331,111.13	(2,858.87)	331,111.13	217,720.98
45254NKX4	873,708.28	-	873,708.28	867,117.58	(6,590.70)	867,117.58	595,940.51

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
45254NNP8	$1,736,027.42	$-	$1,736,027.42	$1,721,010.16	$(15,017.26)	$1,721,010.16	$1,252,323.89
45254NPA9	1,407,300.68	-	1,407,300.68	1,396,749.07	(10,551.61)	1,396,749.07	1,047,808.41
45254NPG6	35,864.42	-	35,864.42	32,812.07	(3,052.35)	32,812.07	28,558.56
45254NPU5	499,591.67	-	499,591.67	495,824.31	(3,767.36)	495,824.31	361,894.39
45254TMK7	20,145.55	-	20,145.55	13,967.41	(6,178.14)	13,967.41	19,292.34
45254TRX4	35,645.75	-	35,645.75	34,907.36	(738.39)	34,907.36	23,520.23
45254TSM7	430,312.20	-	430,312.20	426,395.64	(3,916.56)	426,395.64	254,960.59
45660LCN7	600,794.30	-	600,794.30	591,708.69	(9,085.61)	591,708.69	356,101.67
45660LKW8	2,949,954.75	-	2,949,954.75	2,921,214.16	(28,740.59)	2,921,214.16	1,923,325.42
45660LW96	236,791.76	-	236,791.76	231,296.62	(5,495.14)	231,296.62	116,451.85
45660LWD7	251,068.42	-	251,068.42	248,880.16	(2,188.26)	248,880.16	252,598.26
45660LYW3	295,471.39	-	295,471.39	289,021.07	(6,450.32)	289,021.07	172,607.88
45660N2J3	401,542.60	-	401,542.60	397,245.75	(4,296.85)	397,245.75	280,192.63
45660N5H4	562,954.91	-	562,954.91	554,502.21	(8,452.70)	554,502.21	342,810.81
45660NRB3	385,146.97	-	385,146.97	323,700.37	(61,446.60)	323,700.37	245,954.46
45660NS30	186,003.85	-	186,003.85	182,788.85	(3,215.00)	182,788.85	117,110.03
45660NT88	8,561.46	-	8,561.46	8,425.19	(136.27)	8,425.19	6,418.83
45660NT96	210,758.80	-	210,758.80	207,519.35	(3,239.45)	207,519.35	145,471.93
456612AC4	60,386.19	-	60,386.19	59,847.35	(538.84)	59,847.35	47,052.42
45667WAA6	401,070.39	-	401,070.39	397,080.27	(3,990.12)	397,080.27	300,546.29
466247XE8	621,439.76	-	621,439.76	614,514.59	(6,925.17)	614,514.59	429,573.21
46627MBQ9	795,314.46	-	795,314.46	789,626.28	(5,688.18)	789,626.28	565,944.15
46627MCS4	553,148.14	-	553,148.14	546,931.06	(6,217.08)	546,931.06	416,977.30
52524YAF0	1,251,591.68	-	1,251,591.68	1,233,592.14	(17,999.54)	1,233,592.14	723,393.83
550279AA1	430,623.65	-	430,623.65	425,780.02	(4,843.63)	425,780.02	293,073.60
55027BAA6	17,260.38	-	17,260.38	17,186.38	(74.00)	17,186.38	9,734.98
576433FP6	105,629.23	-	105,629.23	51,071.89	(54,557.34)	51,071.89	43,749.65
576433G42	420,322.04	-	420,322.04	415,720.63	(4,601.41)	415,720.63	249,010.72
576433NH5	90,844.16	-	90,844.16	89,017.85	(1,826.31)	89,017.85	74,132.95
576433YN0	137,274.99	-	137,274.99	134,612.94	(2,662.05)	134,612.94	86,856.03
576438AA3	1,136,019.48	-	1,136,019.48	1,107,811.52	(28,207.96)	1,107,811.52	940,408.93
576444AA1	37.62	-	37.62	3.57	(34.05)	3.57	-
589929X29	372,180.93	-	372,180.93	371,384.07	(796.86)	371,384.07	246,470.96
59020UXN0	10,194.50	-	10,194.50	10,176.19	(18.31)	10,176.19	26,915.71
59024WAF4	98,302.68	-	98,302.68	63,654.72	(34,647.96)	63,654.72	8,636.31
61915RBB1	417,777.63	-	417,777.63	412,724.91	(5,052.72)	412,724.91	265,443.67
68383NCA9	1,039,574.95	-	1,039,574.95	1,031,121.54	(8,453.41)	1,031,121.54	733,661.47
68383NCU5	570,893.02	-	570,893.02	566,079.73	(4,813.29)	566,079.73	395,295.29
68383NDT7	828,438.23	-	828,438.23	818,837.06	(9,601.17)	818,837.06	475,707.99
68402CAC8	85,817.58	-	85,817.58	86,073.45	255.87	86,073.45	82,390.51
74927WAM6	3,847.31	-	3,847.31	77.55	(3,769.76)	77.55	1,061.62
74927XAM4	1,137.92	-	1,137.92	515.50	(622.42)	515.50	9.73
76110GV40	422,736.51	-	422,736.51	416,256.92	(6,479.59)	416,256.92	378,503.80
76110GZR5	414,287.95	-	414,287.95	400,662.50	(13,625.45)	400,662.50	384,744.49
76110H4M8	48,759.89	-	48,759.89	50,023.94	1,264.05	50,023.94	66,528.91
76110HKX6	292,560.68	-	292,560.68	292,550.06	(10.62)	292,550.06	704,984.61
76110HKY4	19,962.22	-	19,962.22	22,049.68	2,087.46	22,049.68	85,676.00
761118FM5	1,228,393.01	-	1,228,393.01	1,210,782.34	(17,610.67)	1,210,782.34	1,035,287.27
761118KU1	644,428.15	-	644,428.15	636,305.35	(8,122.80)	636,305.35	391,739.95
761118NN4	702,942.79	-	702,942.79	692,968.23	(9,974.56)	692,968.23	438,002.28
761118RJ9	55,577.88	-	55,577.88	54,306.94	(1,270.94)	54,306.94	32,214.78
761118RM2	1,662,744.78	-	1,662,744.78	1,636,254.96	(26,489.82)	1,636,254.96	973,392.36
79549AYA1	204,978.88	-	204,978.88	183,051.92	(21,926.96)	183,051.92	114,038.33
79549AYB9	27,453.04	-	27,453.04	20,338.16	(7,114.88)	20,338.16	25,663.93

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
863579DV7	$126,126.20	$-	$126,126.20	$75,222.81	$(50,903.39)	$75,222.81	$33,553.96
863579YR3	206,949.22	-	206,949.22	204,982.31	(1,966.91)	204,982.31	149,532.44
86358R3Q8	496,897.47	-	496,897.47	489,988.02	(6,909.45)	489,988.02	311,715.31
86358RLG0	13,720.06	-	13,720.06	4,521.57	(9,198.49)	4,521.57	10,018.54
86358RUQ8	16,994.06	-	16,994.06	16,796.57	(197.49)	16,796.57	10,319.09
86359ACD3	102,708.93	-	102,708.93	77,097.69	(25,611.24)	77,097.69	84,150.32
86359ADN0	179,481.69	-	179,481.69	129,465.58	(50,016.11)	129,465.58	122,093.35
86359AEH2	42,339.08	-	42,339.08	12,394.30	(29,944.78)	12,394.30	9,462.33
86359ANH2	147,027.11	-	147,027.11	144,732.42	(2,294.69)	144,732.42	149,710.59
86359AXX6	155,036.18	-	155,036.18	164,326.04	9,289.86	164,326.04	212,271.51
86359AZE6	57,563.81	-	57,563.81	57,500.56	(63.25)	57,500.56	72,396.93
86359BLB5	249,446.96	-	249,446.96	242,675.32	(6,771.64)	242,675.32	219,081.28
885220FS7	1,408,266.49	-	1,408,266.49	1,396,552.27	(11,714.22)	1,396,552.27	1,298,188.63
92922F4M7	449,868.41	-	449,868.41	446,082.64	(3,785.77)	446,082.64	349,065.85
92922F5T1	731,898.74	-	731,898.74	725,506.73	(6,392.01)	725,506.73	553,092.95
92922F7Q5	765,444.39	-	765,444.39	757,553.59	(7,890.80)	757,553.59	563,814.18
92922FB72	165,657.88	-	165,657.88	164,134.90	(1,522.98)	164,134.90	109,599.29
92922FTJ7	151,121.91	-	151,121.91	146,562.07	(4,559.84)	146,562.07	116,381.07
92922FWU8	384,260.19	-	384,260.19	380,546.43	(3,713.76)	380,546.43	318,640.78
92922FZF8	947,074.14	-	947,074.14	938,318.11	(8,756.03)	938,318.11	685,144.48
92925CBB7	397,057.93	-	397,057.93	393,386.08	(3,671.85)	393,386.08	275,544.91
939336U35	214,696.15	-	214,696.15	214,218.86	(477.29)	214,218.86	236,048.32
939336X65	1,776,756.21	-	1,776,756.21	1,760,544.73	(16,211.48)	1,760,544.73	1,294,401.15
939336Z48	767,275.83	-	767,275.83	765,792.90	(1,482.93)	765,792.90	700,489.33
93934FHC9	591,359.98	-	591,359.98	583,213.59	(8,146.39)	583,213.59	352,297.10
93934FJQ6	1,453,148.19	-	1,453,148.19	1,430,974.37	(22,173.82)	1,430,974.37	866,737.11
94983CAJ6	2,742,652.71	-	2,742,652.71	2,730,066.80	(12,585.91)	2,730,066.80	2,754,727.21
94983TAE0	1,232,994.96	-	1,232,994.96	1,204,350.63	(28,644.33)	1,204,350.63	1,163,830.13
94983YAQ2	689,664.33	-	689,664.33	673,406.09	(16,258.24)	673,406.09	626,731.98
94985JAG5	3,018,319.64	-	3,018,319.64	3,013,248.94	(5,070.70)	3,013,248.94	2,701,932.79
Totals	$106,701,990.11	$-	$106,701,990.11	$104,920,573.41	$(1,781,416.70)	$104,920,573.41	$77,297,240.58

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2010:
CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
02660TGN7	$894,724.12	$-	$894,724.12	$894,460.45	$(263.67)	$894,460.45	$557,893.56
02660XAD6	842,672.54	-	842,672.54	822,336.60	(20,335.94)	822,336.60	532,487.74
040104QN4	534,299.01	-	534,299.01	521,259.73	(13,039.28)	521,259.73	456,581.44
05946XYP2	88,274.24	-	88,274.24	86,738.89	(1,535.35)	86,738.89	51,803.26
05948JAA0	34,253.69	-	34,253.69	33,736.33	(517.36)	33,736.33	24,794.48
05949AHG8	699,115.85	-	699,115.85	690,536.74	(8,579.11)	690,536.74	661,519.71
05949ALH1	286,839.66	-	286,839.66	282,565.88	(4,273.78)	282,565.88	262,117.28
05949AZG8	694,180.86	-	694,180.86	659,847.96	(34,332.90)	659,847.96	648,941.83
05950DAA8	1,464,712.25	-	1,464,712.25	1,432,826.37	(31,885.88)	1,432,826.37	1,172,497.67
06050HKX5	48,061.38	-	48,061.38	42,261.96	(5,799.42)	42,261.96	22,954.30
06050HKY3	29,998.32	-	29,998.32	1,200.35	(28,797.97)	1,200.35	9,502.72
06652DAA7	694,614.63	-	694,614.63	665,002.35	(29,612.28)	665,002.35	409,301.42
073854AB7	1,939,781.10	-	1,939,781.10	1,718,608.13	(221,172.97)	1,718,608.13	1,187,340.81
07386HMB4	298,554.25	-	298,554.25	281,529.08	(17,025.17)	281,529.08	260,845.85

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
07386HSP7	$841,815.33	$-	$841,815.33	$823,030.97	$(18,784.36)	$823,030.97	$563,184.81
073879QF8	79,234.75	-	79,234.75	61,036.40	(18,198.35)	61,036.40	46,409.56
073879Z92	1,216,284.98	-	1,216,284.98	1,007,479.69	(208,805.29)	1,007,479.69	480,366.24
07820QAY1	1,807,421.41	-	1,807,421.41	1,710,534.09	(96,887.32)	1,710,534.09	1,186,850.72
12479DAC2	1,495,504.97	-	1,495,504.97	1,058,100.22	(437,404.75)	1,058,100.22	1,274,295.00
12629EAK1	169.71	-	169.71	95.25	(74.46)	95.25	838.02
12667GCB7	42,466.17	-	42,466.17	41,893.44	(572.73)	41,893.44	27,579.11
12667GME0	1,970,378.15	-	1,970,378.15	1,915,325.05	(55,053.10)	1,915,325.05	1,104,590.99
12667GR62	848,831.08	-	848,831.08	814,709.59	(34,121.49)	814,709.59	511,990.51
12667GRW5	103,049.30	-	103,049.30	87,493.24	(15,556.06)	87,493.24	53,643.96
12667GS20	1,395,194.67	-	1,395,194.67	1,359,659.15	(35,535.52)	1,359,659.15	789,076.62
12667GWF6	893,208.08	-	893,208.08	853,382.18	(39,825.90)	853,382.18	426,674.72
12668ACG8	339,284.86	-	339,284.86	329,363.69	(9,921.17)	329,363.69	285,702.87
12668ACY9	50,028.38	-	50,028.38	49,390.51	(637.87)	49,390.51	38,994.10
12668ACZ6	407,473.07	-	407,473.07	405,895.25	(1,577.82)	405,895.25	258,634.99
12668AEV3	1,060,565.23	-	1,060,565.23	1,039,650.61	(20,914.62)	1,039,650.61	627,686.23
12668AGW9	93,339.21	-	93,339.21	89,212.31	(4,126.90)	89,212.31	59,133.72
12668AVP7	707,847.82	-	707,847.82	702,897.36	(4,950.46)	702,897.36	474,416.19
126694YM4	274,608.63	-	274,608.63	272,640.44	(1,968.19)	272,640.44	154,084.11
12669EH33	29,176.14	-	29,176.14	28,909.03	(267.11)	28,909.03	22,083.65
12669FKR3	35,510.45	-	35,510.45	35,346.32	(164.13)	35,346.32	30,721.31
12669FW82	122,839.35	-	122,839.35	117,876.40	(4,962.95)	117,876.40	85,139.38
12669FXR9	38,032.63	-	38,032.63	35,765.54	(2,267.09)	35,765.54	27,851.97
12669GKH3	1,576,760.29	-	1,576,760.29	1,515,588.98	(61,171.31)	1,515,588.98	975,395.32
12669GRM5	582,441.67	-	582,441.67	568,961.25	(13,480.42)	568,961.25	337,944.34
12669GRQ6	1,545,620.68	-	1,545,620.68	1,503,728.58	(41,892.10)	1,503,728.58	975,815.80
12669GTV3	63,543.93	-	63,543.93	62,428.38	(1,115.55)	62,428.38	37,506.64
12669GUR0	470,798.93	-	470,798.93	463,381.46	(7,417.47)	463,381.46	280,483.96
161551FD3	152,636.41	-	152,636.41	151,801.34	(835.07)	151,801.34	130,316.43
17307GMQ8	2,547,764.08	-	2,547,764.08	2,504,324.06	(43,440.02)	2,504,324.06	2,496,982.40
17310UAE2	265.92	-	265.92	188.80	(77.12)	188.80	3,269.60
22540V3F7	545,074.09	-	545,074.09	165,856.34	(379,217.75)	165,856.34	308,726.34
22540VFZ0	185,092.35	-	185,092.35	176,634.59	(8,457.76)	176,634.59	158,088.35
22540VG71	11,097.06	-	11,097.06	10,386.64	(710.42)	10,386.64	9,084.40
22540VGA4	178,575.99	-	178,575.99	123,163.90	(55,412.09)	123,163.90	103,965.14
22540VQ70	213,811.18	-	213,811.18	193,480.74	(20,330.44)	193,480.74	125,101.93
22541NFL8	475,292.99	-	475,292.99	429,346.52	(45,946.47)	429,346.52	442,545.07
22541NTH2	12,037.93	-	12,037.93	2,049.21	(9,988.72)	2,049.21	6,937.94
22541Q4M1	195,066.10	-	195,066.10	39,729.11	(155,336.99)	39,729.11	124,543.08
22541QFK3	35,705.82	-	35,705.82	13,858.62	(21,847.20)	13,858.62	22,276.16
22541QQR6	204,606.68	-	204,606.68	77,290.64	(127,316.04)	77,290.64	69,315.75
22541SFL7	9.58	-	9.58	0.64	(8.94)	0.64	4.40
22541SJV1	240,481.64	-	240,481.64	65,053.70	(175,427.94)	65,053.70	64,452.44
2254W0NK7	180,587.40	-	180,587.40	116,957.89	(63,629.51)	116,957.89	115,432.00
23245QAA7	231,620.76	-	231,620.76	228,240.76	(3,380.00)	228,240.76	148,515.83
23332UAC8	443,608.85	-	443,608.85	425,534.86	(18,073.99)	425,534.86	282,618.53
23332UAR5	1,494,547.41	-	1,494,547.41	1,394,744.90	(99,802.51)	1,394,744.90	886,781.58
23332UBG8	635,704.65	-	635,704.65	635,215.47	(489.18)	635,215.47	383,891.67
23332UBV5	1,093,737.22	-	1,093,737.22	1,041,572.48	(52,164.74)	1,041,572.48	618,132.60
23332UCM4	82,685.47	-	82,685.47	79,581.75	(3,103.72)	79,581.75	52,404.91
23332UDU5	2,284,937.72	-	2,284,937.72	2,247,937.08	(37,000.64)	2,247,937.08	1,401,500.12
251510FB4	441,712.61	-	441,712.61	434,301.58	(7,411.03)	434,301.58	337,930.20
251510NC3	1,770,272.74	-	1,770,272.74	1,646,541.16	(123,731.58)	1,646,541.16	431,651.86
30251YAB4	595,960.83	-	595,960.83	595,731.06	(229.77)	595,731.06	428,867.34

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
32051GZS7	$1,390,049.75	$-	$1,390,049.75	$1,338,909.36	$(51,140.39)	$1,338,909.36	$1,225,612.81
32056CAH2	2,890,213.63	-	2,890,213.63	2,803,223.36	(86,990.27)	2,803,223.36	2,316,410.52
362341XE4	4,800,050.85	-	4,800,050.85	4,786,829.08	(13,221.77)	4,786,829.08	4,494,696.55
36242D3Z4	4,547.48	-	4,547.48	1,948.92	(2,598.56)	1,948.92	4,707.00
36242DGA5	31,561.55	-	31,561.55	11,942.91	(19,618.64)	11,942.91	26,626.32
39538RAB5	1,485,743.12	-	1,485,743.12	1,461,288.70	(24,454.42)	1,461,288.70	902,042.33
39538RBB4	1,300,587.45	-	1,300,587.45	1,266,294.48	(34,292.97)	1,266,294.48	739,509.04
40431KAA8	11,034.72	-	11,034.72	10,541.00	(493.72)	10,541.00	9,865.49
41161PA86	108,460.94	-	108,460.94	104,494.55	(3,966.39)	104,494.55	84,853.72
41161PHC0	777,691.75	-	777,691.75	750,001.79	(27,689.96)	750,001.79	486,407.48
41161PHU0	640,052.60	-	640,052.60	621,194.99	(18,857.61)	621,194.99	351,742.03
41161PLR2	1,669,990.23	-	1,669,990.23	1,637,795.06	(32,195.17)	1,637,795.06	1,017,966.68
41161PMG5	2,349,235.11	-	2,349,235.11	2,302,835.57	(46,399.54)	2,302,835.57	1,463,648.77
41161PQU0	1,278,063.78	-	1,278,063.78	1,253,061.82	(25,001.96)	1,253,061.82	797,398.68
41161PTN3	148,554.02	-	148,554.02	146,315.98	(2,238.04)	146,315.98	94,185.47
41161PWB5	693,228.90	-	693,228.90	683,122.91	(10,105.99)	683,122.91	409,342.46
43739EAP2	3,424,615.43	-	3,424,615.43	3,315,823.34	(108,792.09)	3,315,823.34	2,341,339.80
43739EBJ5	868,511.58	-	868,511.58	861,694.73	(6,816.85)	861,694.73	666,744.00
45254NJG3	128,291.25	-	128,291.25	127,853.43	(437.82)	127,853.43	89,966.94
45254NJV0	90,087.27	-	90,087.27	87,575.49	(2,511.78)	87,575.49	63,566.62
45254NJX6	12,364.50	-	12,364.50	11,013.48	(1,351.02)	11,013.48	9,065.57
45254NKD8	162,920.17	-	162,920.17	160,299.06	(2,621.11)	160,299.06	133,883.24
45254NKF3	342,781.47	-	342,781.47	342,503.23	(278.24)	342,503.23	225,429.75
45254NKX4	892,534.60	-	892,534.60	889,574.10	(2,960.50)	889,574.10	606,380.77
45254NNP8	1,855,723.64	-	1,855,723.64	1,800,881.90	(54,841.74)	1,800,881.90	1,201,979.60
45254NPA9	1,455,735.48	-	1,455,735.48	1,453,709.27	(2,026.21)	1,453,709.27	1,085,964.76
45254NPG6	42,297.94	-	42,297.94	41,649.23	(648.71)	41,649.23	26,580.35
45254NPU5	513,978.75	-	513,978.75	512,845.47	(1,133.28)	512,845.47	343,311.51
45254TMK7	46,841.22	-	46,841.22	22,460.09	(24,381.13)	22,460.09	19,538.01
45254TRX4	36,325.29	-	36,325.29	36,300.71	(24.58)	36,300.71	25,006.86
45254TSM7	448,035.03	-	448,035.03	443,062.50	(4,972.53)	443,062.50	233,198.59
45660LCN7	685,002.66	-	685,002.66	621,335.76	(63,666.90)	621,335.76	364,237.06
45660LKW8	3,109,247.70	-	3,109,247.70	3,033,714.84	(75,532.86)	3,033,714.84	1,844,455.79
45660LW96	247,683.32	-	247,683.32	241,762.33	(5,920.99)	241,762.33	145,494.90
45660LWD7	287,622.82	-	287,622.82	263,393.56	(24,229.26)	263,393.56	262,992.97
45660LYW3	315,078.91	-	315,078.91	309,390.12	(5,688.79)	309,390.12	189,043.61
45660N2J3	458,348.07	-	458,348.07	422,902.97	(35,445.10)	422,902.97	309,786.26
45660N2Y0	150,509.81	-	150,509.81	145,795.56	(4,714.25)	145,795.56	97,966.94
45660N5H4	628,065.32	-	628,065.32	585,183.77	(42,881.55)	585,183.77	381,236.96
45660NKM6	809,328.13	-	809,328.13	601,892.53	(207,435.60)	601,892.53	534,363.47
45660NRB3	416,117.76	-	416,117.76	396,252.90	(19,864.86)	396,252.90	243,596.61
45660NS30	211,629.14	-	211,629.14	198,046.60	(13,582.54)	198,046.60	155,647.01
45660NT88	10,579.44	-	10,579.44	8,817.93	(1,761.51)	8,817.93	6,019.14
45660NT96	255,620.99	-	255,620.99	215,740.37	(39,880.62)	215,740.37	149,647.44
456612AC4	65,088.94	-	65,088.94	63,395.11	(1,693.83)	63,395.11	50,065.36
45667WAA6	425,464.11	-	425,464.11	423,837.81	(1,626.30)	423,837.81	309,691.58
466247XE8	655,224.80	-	655,224.80	640,989.45	(14,235.35)	640,989.45	458,800.38
46627MBQ9	842,284.35	-	842,284.35	830,538.92	(11,745.43)	830,538.92	603,600.11
46627MCS4	613,220.93	-	613,220.93	588,679.64	(24,541.29)	588,679.64	464,239.68
52524YAF0	1,288,116.25	-	1,288,116.25	1,287,722.66	(393.59)	1,287,722.66	719,372.78
550279AA1	461,458.02	-	461,458.02	456,879.46	(4,578.56)	456,879.46	317,292.90
576433FP6	155,913.12	-	155,913.12	105,969.46	(49,943.66)	105,969.46	46,887.45
576433G42	440,467.13	-	440,467.13	432,533.62	(7,933.51)	432,533.62	258,601.02
576433GW0	95,324.25	-	95,324.25	42,888.17	(52,436.08)	42,888.17	29,069.20

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
576433NH5	$192,626.21	$-	$192,626.21	$100,934.92	$(91,691.29)	$100,934.92	$112,587.22
576433YN0	139,320.04	-	139,320.04	138,132.40	(1,187.64)	138,132.40	88,891.24
576438AA3	1,164,071.64	-	1,164,071.64	1,154,522.39	(9,549.25)	1,154,522.39	972,302.04
59020UNZ4	160,991.85	-	160,991.85	159,844.74	(1,147.11)	159,844.74	159,923.34
59020UXN0	31,157.97	-	31,157.97	13,590.04	(17,567.93)	13,590.04	27,410.56
61753VAG7	120.00	-	120.00	106.11	(13.89)	106.11	368.70
61913PAA0	1,227,783.81	-	1,227,783.81	1,204,581.39	(23,202.42)	1,204,581.39	1,059,115.01
61915RBB1	435,327.30	-	435,327.30	428,142.26	(7,185.04)	428,142.26	277,800.38
669884AF5	665.00	-	665.00	594.98	(70.02)	594.98	1,681.56
68383NCA9	1,071,677.05	-	1,071,677.05	1,066,860.42	(4,816.63)	1,066,860.42	749,418.91
68383NCU5	624,729.59	-	624,729.59	590,719.18	(34,010.41)	590,719.18	423,359.33
68383NDT7	847,976.88	-	847,976.88	845,734.80	(2,242.08)	845,734.80	468,351.24
68402CAC8	107,267.93	-	107,267.93	102,694.90	(4,573.03)	102,694.90	93,365.97
74927XAM4	14,203.88	-	14,203.88	6,658.74	(7,545.14)	6,658.74	25,452.34
76110H4M8	75,515.63	-	75,515.63	61,806.61	(13,709.02)	61,806.61	71,310.62
76110H5C9	14,023.56	-	14,023.56	9,011.15	(5,012.41)	9,011.15	8,730.49
76110HKX6	977,854.31	-	977,854.31	312,777.27	(665,077.04)	312,777.27	697,352.41
76110HKY4	91,675.87	-	91,675.87	25,876.86	(65,799.01)	25,876.86	87,284.00
761118FM5	1,291,650.81	-	1,291,650.81	1,260,093.64	(31,557.17)	1,260,093.64	945,349.77
761118KU1	689,559.02	-	689,559.02	667,605.21	(21,953.81)	667,605.21	413,403.82
761118NN4	740,394.52	-	740,394.52	720,204.95	(20,189.57)	720,204.95	454,045.23
761118RJ9	61,257.47	-	61,257.47	58,031.54	(3,225.93)	58,031.54	32,265.36
761118RM2	1,795,367.21	-	1,795,367.21	1,702,558.95	(92,808.26)	1,702,558.95	988,380.65
76114GAL1	24.06	-	24.06	16.93	(7.13)	16.93	1,208.89
79549AYA1	246,017.91	-	246,017.91	211,496.38	(34,521.53)	211,496.38	114,881.58
79549AYB9	48,218.19	-	48,218.19	29,828.82	(18,389.37)	29,828.82	25,987.52
81744FDK0	790,998.13	-	790,998.13	783,592.24	(7,405.89)	783,592.24	707,569.01
863579YR3	226,457.49	-	226,457.49	217,888.63	(8,568.86)	217,888.63	161,009.51
86358RLG0	42,477.75	-	42,477.75	17,498.96	(24,978.79)	17,498.96	19,500.65
86358RSJ7	8,448.24	-	8,448.24	338.06	(8,110.18)	338.06	2,644.92
86359ADN0	184,431.29	-	184,431.29	179,330.84	(5,100.45)	179,330.84	59,057.89
86359ANH2	157,196.10	-	157,196.10	152,925.20	(4,270.90)	152,925.20	119,627.22
86359AXX6	380,166.25	-	380,166.25	185,895.53	(194,270.72)	185,895.53	326,610.45
86359AZE6	114,457.50	-	114,457.50	58,216.28	(56,241.22)	58,216.28	87,712.76
87222EAJ7	3,160.99	-	3,160.99	2,074.02	(1,086.97)	2,074.02	7,463.98
885220FS7	1,482,771.62	-	1,482,771.62	1,462,110.35	(20,661.27)	1,462,110.35	1,280,226.63
929227XH4	89,398.20	-	89,398.20	29,483.72	(59,914.48)	29,483.72	83,894.49
92922F4M7	461,867.25	-	461,867.25	460,399.66	(1,467.59)	460,399.66	357,043.44
92922F5T1	754,449.65	-	754,449.65	751,621.73	(2,827.92)	751,621.73	578,679.81
92922F7Q5	811,725.75	-	811,725.75	787,474.51	(24,251.24)	787,474.51	578,388.81
92922FB72	174,033.89	-	174,033.89	171,521.41	(2,512.48)	171,521.41	109,769.44
92922FD21	37,049.05	-	37,049.05	36,967.94	(81.11)	36,967.94	28,291.29
92922FD47	1,562,212.41	-	1,562,212.41	1,532,338.45	(29,873.96)	1,532,338.45	1,128,201.83
92922FJ25	870,672.48	-	870,672.48	869,364.12	(1,308.36)	869,364.12	661,937.46
92922FTJ7	164,008.83	-	164,008.83	155,371.71	(8,637.12)	155,371.71	111,988.78
92922FWU8	406,061.49	-	406,061.49	395,865.69	(10,195.80)	395,865.69	267,934.37
92922FZF8	1,003,789.34	-	1,003,789.34	983,272.60	(20,516.74)	983,272.60	686,759.77
92925CBB7	414,114.78	-	414,114.78	408,734.53	(5,380.25)	408,734.53	286,656.08
92926SAE6	135,399.33	-	135,399.33	132,953.53	(2,445.80)	132,953.53	108,380.51
939336U35	241,906.76	-	241,906.76	227,212.63	(14,694.13)	227,212.63	228,143.69
939336X65	1,868,737.75	-	1,868,737.75	1,820,962.49	(47,775.26)	1,820,962.49	1,304,679.81
93934FHC9	613,357.14	-	613,357.14	600,364.66	(12,992.48)	600,364.66	368,478.47
93934FJQ6	1,509,523.62	-	1,509,523.62	1,488,706.67	(20,816.95)	1,488,706.67	890,797.79
94983CAJ6	2,959,095.05	-	2,959,095.05	2,858,507.34	(100,587.71)	2,858,507.34	2,845,443.88

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
94983EAH6	$2,117,761.57	$-	$2,117,761.57	$2,097,519.45	$(20,242.12)	$2,097,519.45	$1,736,895.60
94983TAE0	1,308,145.55	-	1,308,145.55	1,298,811.22	(9,334.33)	1,298,811.22	1,174,715.97
94983YAQ2	742,851.35	-	742,851.35	696,119.07	(46,732.28)	696,119.07	634,009.66
L26479NN8	139,029.94	-	139,029.94	21,389.22	(117,640.72)	21,389.22	281,757.06
Totals	$117,247,144.97	$-	$117,247,144.97	$110,848,178.13	$(6,398,966.84)	$110,848,178.13	$81,512,592.53

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2009:
CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
00075WAB5	$40,979.60	$-	$40,979.60	$41,617.12	$637.52	$41,617.12	$41,150.00
004375CT6	547,210.37	-	547,210.37	498,408.11	(48,802.26)	498,408.11	275,971.09
00442GAD2	124,301.94	-	124,301.94	126,826.06	2,524.12	126,826.06	117,112.92
00442KAD3	136,394.66	-	136,394.66	132,240.00	(4,154.66)	132,240.00	100,198.47
007037BK9	23,616.73	-	23,616.73	47,532.66	23,915.93	47,532.66	47,927.40
02146YAD8	315,621.69	-	315,621.69	311,787.94	(3,833.75)	311,787.94	200,548.08
02147DAV3	44,503.08	-	44,503.08	41,864.87	(2,638.21)	41,864.87	40,283.32
02150MAB1	2,211,085.86	-	2,211,085.86	2,150,068.80	(61,017.06)	2,150,068.80	1,454,018.37
02660CAH3	22,333.30	-	22,333.30	10,209.90	(12,123.40)	10,209.90	7,276.30
02660TGN7	950,273.39	-	950,273.39	951,274.79	1,001.40	951,274.79	535,155.85
02660THL0	70,867.66	-	70,867.66	67,489.03	(3,378.63)	67,489.03	44,216.36
02660THT3	27,402.01	-	27,402.01	27,150.72	(251.29)	27,150.72	20,664.10
040104QN4	599,592.01	-	599,592.01	573,649.09	(25,942.92)	573,649.09	479,330.60
040104RV5	352,293.10	-	352,293.10	340,425.92	(11,867.18)	340,425.92	241,385.65
040104TG6	50,917.69	-	50,917.69	49,146.24	(1,771.45)	49,146.24	32,967.40
05948XR52	190,140.52	-	190,140.52	36,617.44	(153,523.08)	36,617.44	75,369.15
05948XVH1	203,010.15	-	203,010.15	41,498.42	(161,511.73)	41,498.42	71,690.11
05948XVJ7	193,850.33	-	193,850.33	13,080.33	(180,770.00)	13,080.33	43,059.13
05949ALH1	299,434.57	-	299,434.57	293,306.58	(6,127.99)	293,306.58	265,812.46
05949AZG8	796,554.20	-	796,554.20	795,049.99	(1,504.21)	795,049.99	680,837.72
05950DAA8	1,480,343.49	-	1,480,343.49	1,475,039.67	(5,303.82)	1,475,039.67	1,131,160.60
07325VAG9	69,399.67	-	69,399.67	70,753.49	1,353.82	70,753.49	61,203.01
07384YNJ1	337,698.04	-	337,698.04	313,676.87	(24,021.17)	313,676.87	324,940.40
073852AD7	78,094.81	-	78,094.81	70,170.00	(7,924.81)	70,170.00	38,460.00
07386HCP4	48,187.18	-	48,187.18	10,300.87	(37,886.31)	10,300.87	18,237.81
07386HEN7	46,376.00	-	46,376.00	4,829.68	(41,546.32)	4,829.68	9,786.95
073879QF8	82,618.55	-	82,618.55	83,465.32	846.77	83,465.32	47,359.15
073879Z92	1,225,813.23	-	1,225,813.23	1,195,468.49	(30,344.74)	1,195,468.49	396,491.48
07389VAA5	140,629.30	-	140,629.30	139,836.18	(793.12)	139,836.18	132,044.40
07400XAB4	400,011.07	-	400,011.07	381,010.00	(19,001.07)	381,010.00	190,227.80
07401EAA7	452,576.73	-	452,576.73	443,373.16	(9,203.57)	443,373.16	290,753.13
07820QAY1	1,872,110.56	-	1,872,110.56	1,860,426.29	(11,684.27)	1,860,426.29	1,199,370.05
1248MEAE9	150,341.12	-	150,341.12	133,400.00	(16,941.12)	133,400.00	125,024.53
1248MEAG4	61,812.23	-	61,812.23	58,230.00	(3,582.23)	58,230.00	54,152.93
1248RHAD9	199,354.43	-	199,354.43	188,790.00	(10,564.43)	188,790.00	115,370.36
12498NAB9	251,714.06	-	251,714.06	252,435.66	721.60	252,435.66	198,490.59
12567AAF4	103,440.32	-	103,440.32	102,681.23	(759.09)	102,681.23	97,263.92
12629EAK1	868.20	-	868.20	417.08	(451.12)	417.08	2,288.04
12638PAL3	75.64	-	75.64	63.55	(12.09)	63.55	552.55
126670WT1	637,710.20	-	637,710.20	637,955.39	245.19	637,955.39	499,837.69

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
12667GR62	$889,858.09	$-	$889,858.09	$884,387.20	$(5,470.89)	$884,387.20	$520,733.71
12667GRW5	109,617.88	-	109,617.88	109,288.82	(329.06)	109,288.82	55,210.85
12667GS20	1,425,278.13	-	1,425,278.13	1,429,564.51	4,286.38	1,429,564.51	803,494.81
12667GWF6	915,258.16	-	915,258.16	909,929.03	(5,329.13)	909,929.03	470,125.53
12668A3Q6	679,661.94	-	679,661.94	677,855.31	(1,806.63)	677,855.31	249,477.79
12668A4B8	1,064,455.32	-	1,064,455.32	1,045,396.78	(19,058.54)	1,045,396.78	555,928.99
12668ACZ6	416,940.36	-	416,940.36	415,456.05	(1,484.31)	415,456.05	248,688.79
12668AEV3	1,094,281.53	-	1,094,281.53	1,088,596.67	(5,684.86)	1,088,596.67	634,375.32
12668APF6	25,374.23	-	25,374.23	20,727.64	(4,646.59)	20,727.64	32,296.98
12668BAU7	21,391.72	-	21,391.72	19,098.77	(2,292.95)	19,098.77	22,340.16
12668BB77	5,375,511.77	-	5,375,511.77	5,320,896.59	(54,615.18)	5,320,896.59	3,261,967.96
126694YM4	294,044.22	-	294,044.22	284,718.25	(9,325.97)	284,718.25	145,454.64
12669EH33	29,967.07	-	29,967.07	29,182.10	(784.97)	29,182.10	21,858.10
12669FVD2	111,189.19	-	111,189.19	110,229.37	(959.82)	110,229.37	103,932.60
12669FXR9	39,525.02	-	39,525.02	39,496.67	(28.35)	39,496.67	26,205.72
12669GKH3	1,624,882.69	-	1,624,882.69	1,617,720.98	(7,161.71)	1,617,720.98	987,642.54
12669GRM5	558,473.82	-	558,473.82	607,659.45	49,185.63	607,659.45	341,117.44
12669GRQ6	1,674,000.21	-	1,674,000.21	1,621,720.68	(52,279.53)	1,621,720.68	988,505.91
12669GTV3	64,891.41	-	64,891.41	64,766.56	(124.85)	64,766.56	35,498.14
12669GUR0	488,337.63	-	488,337.63	484,674.30	(3,663.33)	484,674.30	282,475.20
12669UBB5	65,531.94	-	65,531.94	64,555.24	(976.70)	64,555.24	60,591.00
17310UAE2	414.80	-	414.80	270.00	(144.80)	270.00	3,210.00
22540V3F7	574,715.27	-	574,715.27	556,247.87	(18,467.40)	556,247.87	296,071.38
22541Q4M1	251,506.46	-	251,506.46	196,005.18	(55,501.28)	196,005.18	122,665.32
22541QJR4	156,325.07	-	156,325.07	45,098.28	(111,226.79)	45,098.28	64,847.10
22541QV25	74,278.57	-	74,278.57	3,588.94	(70,689.63)	3,588.94	9,479.54
2254W0KK0	1,636.67	-	1,636.67	1,843.85	207.18	1,843.85	24,335.51
23243AAD8	115,345.80	-	115,345.80	114,400.32	(945.48)	114,400.32	69,317.05
23244LAB7	36,218.60	-	36,218.60	31,640.00	(4,578.60)	31,640.00	33,922.00
23245QAA7	238,791.70	-	238,791.70	238,123.93	(667.77)	238,123.93	157,116.35
23248AAJ0	109,846.42	-	109,846.42	105,234.80	(4,611.62)	105,234.80	94,172.15
23332UCM4	83,795.34	-	83,795.34	83,692.18	(103.16)	83,692.18	52,319.20
25150PAD1	18.50	-	18.50	13.35	(5.15)	13.35	19.54
30251YAB4	619,622.00	-	619,622.00	619,560.04	(61.96)	619,560.04	445,783.33
32051DRA2	14,449.90	-	14,449.90	14,093.18	(356.72)	14,093.18	13,224.57
32051GBV6	48,601.36	-	48,601.36	33,286.35	(15,315.01)	33,286.35	37,939.89
32051GVN2	756,104.42	-	756,104.42	733,056.28	(23,048.14)	733,056.28	728,013.58
32051GZS7	1,393,975.08	-	1,393,975.08	1,386,720.00	(7,255.08)	1,386,720.00	1,194,100.16
32056CAH2	2,883,821.15	-	2,883,821.15	2,879,280.00	(4,541.15)	2,879,280.00	2,165,166.17
35729RAE6	229,523.05	-	229,523.05	225,158.95	(4,364.10)	225,158.95	196,043.94
362334EB6	619,791.82	-	619,791.82	600,458.90	(19,332.92)	600,458.90	478,960.52
36242D3Z4	7,190.72	-	7,190.72	4,845.00	(2,345.72)	4,845.00	4,469.70
36242DGA5	59,299.57	-	59,299.57	32,885.38	(26,414.19)	32,885.38	30,959.43
362437AC9	327,406.73	-	327,406.73	330,796.10	3,389.37	330,796.10	272,044.15
362480AD7	260,265.57	-	260,265.57	254,673.04	(5,592.53)	254,673.04	136,162.00
39538RBB4	1,330,292.00	-	1,330,292.00	1,328,363.57	(1,928.43)	1,328,363.57	745,782.44
39539GAA0	543,753.86	-	543,753.86	546,796.93	3,043.07	546,796.93	315,164.29
40430HEB0	6,935.37	-	6,935.37	5,525.00	(1,410.37)	5,525.00	12,417.00
40430HFL7	190,624.18	-	190,624.18	190,580.00	(44.18)	190,580.00	143,050.00
40430MAB3	41,265.80	-	41,265.80	45,932.32	4,666.52	45,932.32	34,826.50
40431HAT4	(134.52)	-	(134.52)	8.62	143.14	8.62	2,413.72
40431KAE0	551,885.24	-	551,885.24	530,985.00	(20,900.24)	530,985.00	487,414.41
41161PA86	112,593.99	-	112,593.99	113,513.91	919.92	113,513.91	92,006.70
41161PHC0	797,327.74	-	797,327.74	788,862.27	(8,465.47)	788,862.27	514,816.60

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
41161PHU0	$650,354.45	$-	$650,354.45	$647,115.15	$(3,239.30)	$647,115.15	$396,578.01
41161PLR2	1,705,814.72	-	1,705,814.72	1,697,937.25	(7,877.47)	1,697,937.25	1,011,354.71
41161PMG5	2,419,551.32	-	2,419,551.32	2,403,730.34	(15,820.98)	2,403,730.34	1,439,167.38
41161PQU0	1,316,980.92	-	1,316,980.92	1,305,196.95	(11,783.97)	1,305,196.95	756,350.22
41161PTN3	151,805.38	-	151,805.38	150,863.73	(941.65)	150,863.73	82,975.68
41161PWB5	710,718.91	-	710,718.91	706,019.06	(4,699.85)	706,019.06	396,821.83
41164LAB5	1,419,508.13	-	1,419,508.13	1,393,571.68	(25,936.45)	1,393,571.68	710,171.19
43739EAP2	3,520,348.31	-	3,520,348.31	3,514,276.79	(6,071.52)	3,514,276.79	1,979,133.42
43739EBJ5	903,187.10	-	903,187.10	902,030.34	(1,156.76)	902,030.34	646,560.15
45254NNP8	1,912,632.97	-	1,912,632.97	1,890,544.59	(22,088.38)	1,890,544.59	1,214,860.42
45254NPA9	1,510,579.29	-	1,510,579.29	1,510,519.68	(59.61)	1,510,519.68	972,265.55
45254NPG6	47,773.28	-	47,773.28	47,461.54	(311.74)	47,461.54	26,146.68
45254NPU5	531,101.50	-	531,101.50	531,155.09	53.59	531,155.09	303,882.33
45254TSM7	467,264.14	-	467,264.14	463,787.82	(3,476.32)	463,787.82	188,857.39
45660L4P1	8,621.76	-	8,621.76	224.57	(8,397.19)	224.57	449.13
45660LGX1	7,297.70	-	7,297.70	3,543.86	(3,753.84)	3,543.86	5,888.58
45660LVD8	3,083.52	-	3,083.52	2,362.42	(721.10)	2,362.42	3,409.33
45660LW96	268,591.76	-	268,591.76	254,314.76	(14,277.00)	254,314.76	145,509.89
45660LWD7	294,786.76	-	294,786.76	298,213.95	3,427.19	298,213.95	246,260.88
45660LYW3	354,526.86	-	354,526.86	339,554.89	(14,971.97)	339,554.89	180,018.91
45660N5H4	673,093.50	-	673,093.50	659,474.26	(13,619.24)	659,474.26	438,341.00
45660NRB3	461,814.48	-	461,814.48	421,909.93	(39,904.55)	421,909.93	242,336.66
45667WAA6	451,021.01	-	451,021.01	455,855.38	4,834.37	455,855.38	260,733.44
45667WAC2	19,343.09	-	19,343.09	27,484.55	8,141.46	27,484.55	22,564.83
466247XE8	673,546.81	-	673,546.81	672,871.06	(675.75)	672,871.06	440,480.85
46626CBS8	84,419.53	-	84,419.53	83,142.14	(1,277.39)	83,142.14	129,547.10
466286AH4	56.70	-	56.70	40.00	(16.70)	40.00	89.22
525226AL0	52,869.83	-	52,869.83	49,830.00	(3,039.83)	49,830.00	5,565.00
525229AG5	78,318.03	-	78,318.03	67,660.00	(10,658.03)	67,660.00	55,382.72
52524VAG4	1,431,560.26	-	1,431,560.26	1,425,789.45	(5,770.81)	1,425,789.45	868,776.15
52524YAF0	1,330,313.66	-	1,330,313.66	1,323,958.37	(6,355.29)	1,323,958.37	718,348.63
576433FP6	166,758.86	-	166,758.86	155,795.41	(10,963.45)	155,795.41	47,122.48
576433GW0	129,899.92	-	129,899.92	95,595.91	(34,304.01)	95,595.91	32,822.87
576444AA1	(27.38)	-	(27.38)	-	27.38	-	-
590212AB2	44,715.26	-	44,715.26	43,830.90	(884.36)	43,830.90	45,145.86
59024UAB7	136,248.71	-	136,248.71	139,002.32	2,753.61	139,002.32	131,744.60
617451DQ9	199,522.46	-	199,522.46	197,919.71	(1,602.75)	197,919.71	167,749.72
61750FAE0	47,716.69	-	47,716.69	43,850.00	(3,866.69)	43,850.00	34,961.57
61751JAQ4	1,929.02	-	1,929.02	1,080.00	(849.02)	1,080.00	3,751.80
61753VAG7	171.19	-	171.19	120.00	(51.19)	120.00	405.73
61755FAE5	656.92	-	656.92	320.00	(336.92)	320.00	1,976.38
61915RBB1	455,534.41	-	455,534.41	451,268.11	(4,266.30)	451,268.11	288,568.67
638728AC9	129,822.30	-	129,822.30	125,070.00	(4,752.30)	125,070.00	101,801.43
64352VQR5	567,667.53	-	567,667.53	545,735.99	(21,931.54)	545,735.99	506,496.40
65106FAB8	559,475.56	-	559,475.56	539,684.72	(19,790.84)	539,684.72	381,133.39
65106FAG7	21,383.20	-	21,383.20	11,100.00	(10,283.20)	11,100.00	37,644.36
65535VUS5	271,622.40	-	271,622.40	278,039.67	6,417.27	278,039.67	217,892.60
669884AF5	1,542.86	-	1,542.86	900.00	(642.86)	900.00	1,626.44
74922MAB7	168,040.38	-	168,040.38	177,534.78	9,494.40	177,534.78	103,548.11
74922MAC5	67,973.80	-	67,973.80	67,393.37	(580.43)	67,393.37	40,310.37
74924YAH6	961.58	-	961.58	450.00	(511.58)	450.00	973.10
74951PBT4	362,965.75	-	362,965.75	190,917.07	(172,048.68)	190,917.07	219,714.77
74951PBV9	145,318.79	-	145,318.79	43,239.87	(102,078.92)	43,239.87	74,611.01
75114NAA2	1,414,024.73	-	1,414,024.73	1,421,777.52	7,752.79	1,421,777.52	803,856.66

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
75114NAB0	$224,477.34	$-	$224,477.34	$236,258.08	$11,780.74	$236,258.08	$140,718.40
75970JAL0	10,485.15	-	10,485.15	8,340.00	(2,145.15)	8,340.00	15,783.00
75971EAK2	5,795.97	-	5,795.97	5,100.00	(695.97)	5,100.00	14,144.50
76110GJ85	664,062.51	-	664,062.51	629,831.11	(34,231.40)	629,831.11	526,056.81
76110H4M8	84,729.19	-	84,729.19	86,608.66	1,879.47	86,608.66	48,630.06
76110HKX6	1,271,222.16	-	1,271,222.16	996,875.80	(274,346.36)	996,875.80	704,594.43
76110HKY4	239,602.43	-	239,602.43	97,123.49	(142,478.94)	97,123.49	88,503.30
761118FM5	1,385,807.66	-	1,385,807.66	1,358,709.71	(27,097.95)	1,358,709.71	964,194.95
761118FQ6	(735.56)	-	(735.56)	93.28	828.84	93.28	111.26
761118NN4	770,909.92	-	770,909.92	766,503.27	(4,406.65)	766,503.27	448,944.27
761118RJ9	64,994.94	-	64,994.94	65,169.60	174.66	65,169.60	32,771.60
761118WP9	1,485,188.29	-	1,485,188.29	1,509,506.38	24,318.09	1,509,506.38	844,585.88
761118WS3	29.61	-	29.61	17.52	(12.09)	17.52	17.43
79549ASM2	85,161.38	-	85,161.38	86,686.89	1,525.51	86,686.89	57,903.29
79549AYA1	258,248.88	-	258,248.88	251,975.44	(6,273.44)	251,975.44	115,069.68
79549AYB9	57,530.44	-	57,530.44	49,428.31	(8,102.13)	49,428.31	25,701.01
81379EAA0	72,774.42	-	72,774.42	69,685.13	(3,089.29)	69,685.13	58,049.55
81879MAX7	5,200.94	-	5,200.94	3,120.00	(2,080.94)	3,120.00	5,685.12
84752CAE7	48,806.97	-	48,806.97	46,960.00	(1,846.97)	46,960.00	16,967.50
863579DV7	160,584.52	-	160,584.52	151,821.72	(8,762.80)	151,821.72	25,196.59
863579GG7	5,894.18	-	5,894.18	3,448.27	(2,445.91)	3,448.27	4,548.40
863579YR3	235,766.99	-	235,766.99	237,421.64	1,654.65	237,421.64	163,982.11
86358BAH5	602.33	-	602.33	400.00	(202.33)	400.00	638.83
86358RUR6	44,703.88	-	44,703.88	2,663.43	(42,040.45)	2,663.43	7,985.87
86359A6A6	1,018,886.48	-	1,018,886.48	448,965.43	(569,921.05)	448,965.43	710,679.87
86359ACD3	100,232.63	-	100,232.63	110,711.34	10,478.71	110,711.34	90,501.24
86359ACE1	34,079.33	-	34,079.33	22,911.25	(11,168.08)	22,911.25	40,028.47
86359AEH2	65,155.02	-	65,155.02	42,739.18	(22,415.84)	42,739.18	8,938.36
86359ANH2	165,678.06	-	165,678.06	164,308.64	(1,369.42)	164,308.64	124,618.05
86359AXX6	558,921.25	-	558,921.25	399,238.38	(159,682.87)	399,238.38	335,847.02
86359AZE6	187,375.97	-	187,375.97	114,300.01	(73,075.96)	114,300.01	87,364.26
86359BLS8	(262.45)	-	(262.45)	29,634.94	29,897.39	29,634.94	3,218.01
86363DAA9	1,219,188.22	-	1,219,188.22	1,212,309.13	(6,879.09)	1,212,309.13	655,517.72
86363HAB8	418,218.09	-	418,218.09	455,565.95	37,347.86	455,565.95	383,963.45
872227AM5	3,074.21	-	3,074.21	2,760.00	(314.21)	2,760.00	22,521.42
929227QB5	13,730.14	-	13,730.14	12,566.15	(1,163.99)	12,566.15	10,137.97
92922FZF8	1,046,583.58	-	1,046,583.58	1,039,976.45	(6,607.13)	1,039,976.45	708,528.28
92925CBB7	433,660.12	-	433,660.12	427,407.46	(6,252.66)	427,407.46	280,503.91
939335P90	3,416.50	-	3,416.50	621.71	(2,794.79)	621.71	2,633.01
9393363A9	17,295.29	-	17,295.29	15,570.67	(1,724.62)	15,570.67	16,304.41
9393365V1	39,236.11	-	39,236.11	38,320.15	(915.96)	38,320.15	32,715.36
939336X65	1,946,524.02	-	1,946,524.02	1,935,272.75	(11,251.27)	1,935,272.75	1,208,239.19
93934FJQ6	1,590,251.89	-	1,590,251.89	1,571,735.72	(18,516.17)	1,571,735.72	911,555.64
93934XAB9	276,681.58	-	276,681.58	273,634.88	(3,046.70)	273,634.88	274,930.53
93935AAE2	9,595.49	-	9,595.49	16,798.04	7,202.55	16,798.04	17,529.51
93936JAM4	685.62	-	685.62	217.25	(468.37)	217.25	9,276.07
9497EVAF2	1,020.53	-	1,020.53	625.00	(395.53)	625.00	1,081.40
94983TAE0	1,355,220.28	-	1,355,220.28	1,344,324.96	(10,895.32)	1,344,324.96	1,150,154.56
94983VAC9	3,705,240.67	-	3,705,240.67	3,574,832.45	(130,408.22)	3,574,832.45	3,471,148.94
94983YAQ2	768,030.08	-	768,030.08	760,604.69	(7,425.39)	760,604.69	618,929.41
Totals	$94,759,892.12	$-	$94,759,892.12	$91,319,792.71	$(3,440,099.41)	$91,319,792.71	$61,154,481.79

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2009:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
00075WAB5	$54,515.28	$-	$54,515.28	$52,958.42	$(1,556.86)	$52,958.42	$45,425.70
004375CT6	413,257.00	143,038.74	556,295.74	551,600.42	(4,695.32)	551,600.42	438,691.19
00442GAD2	165,911.30	6,411.54	172,322.84	150,821.07	(21,501.77)	150,821.07	131,390.97
00442JAE4	372,629.91	127,056.82	499,686.73	410,412.04	(89,274.69)	410,412.04	274,323.84
00442KAD3	140,111.68	31,045.19	171,156.87	136,394.66	(34,762.21)	136,394.66	85,435.80
00442LAD1	161,945.11	(8,349.97)	153,595.14	116,372.93	(37,222.21)	116,372.93	90,557.07
007037BK9	90,478.99	15,050.75	105,529.74	57,392.97	(48,136.77)	57,392.97	42,996.75
01853GAB6	20,285.98	49,369.87	69,655.85	69,671.65	15.80	69,671.65	91,298.65
02146YAD8	376,334.05	(25,600.98)	350,733.07	321,951.81	(28,781.26)	321,951.81	179,696.62
02147CAA1	680,929.55	(46,338.88)	634,590.67	634,628.55	37.88	634,628.55	408,482.17
02147DAV3	54,628.32	11,425.10	66,053.42	54,854.60	(11,198.82)	54,854.60	37,815.84
02150MAB1	2,629,063.01	(314,613.70)	2,314,449.31	2,211,085.86	(103,363.45)	2,211,085.86	1,448,449.64
02660CAH3	16,685.05	8,426.36	25,111.41	25,120.83	9.42	25,120.83	8,429.97
02660TGN7	1,001,701.06	-	1,001,701.06	990,332.41	(11,368.65)	990,332.41	532,685.75
02660THL0	86,207.12	(11,367.10)	74,840.02	70,867.66	(3,972.36)	70,867.66	32,158.74
02660THT3	20,754.19	13,594.80	34,348.99	32,822.21	(1,526.78)	32,822.21	23,602.72
02660TJB0	3,544,620.35	(28,527.11)	3,516,093.24	3,472,228.57	(43,864.67)	3,472,228.57	1,667,846.99
02660XAD6	960,579.29	(24,217.55)	936,361.74	923,771.35	(12,590.39)	923,771.35	510,460.32
040104QN4	668,988.53	-	668,988.53	664,892.25	(4,096.28)	664,892.25	551,720.69
040104RV5	483,448.04	(15,346.16)	468,101.88	393,008.81	(75,093.07)	393,008.81	265,004.00
040104TG6	62,886.08	(337.46)	62,548.62	51,612.30	(10,936.32)	51,612.30	30,670.00
04544TAB7	122,227.14	(25,298.29)	96,928.85	96,928.86	0.01	96,928.86	112,263.31
05535DCF9	1,408,550.33	(153,637.19)	1,254,913.14	1,254,913.14	-	1,254,913.14	824,744.54
05615TAA0	1,251,756.54	(322,056.54)	929,700.00	929,700.00	-	929,700.00	270,000.00
05946XJW4	28,991.08	(20,058.90)	8,932.18	8,931.56	(0.62)	8,931.56	26,915.99
05946XYP2	99,778.65	-	99,778.65	92,984.42	(6,794.23)	92,984.42	54,111.63
05948XVJ7	180,234.91	25,954.32	206,189.23	199,836.41	(6,352.82)	199,836.41	44,880.80
05949AGR5	356,453.17	-	356,453.17	354,473.71	(1,979.46)	354,473.71	305,113.23
05949AHG8	788,513.13	-	788,513.13	775,095.60	(13,417.53)	775,095.60	713,246.18
05949ALH1	320,448.10	-	320,448.10	317,165.50	(3,282.60)	317,165.50	275,590.73
06050HKY3	18,948.66	11,378.92	30,327.58	30,060.24	(267.34)	30,060.24	9,656.59
06652DAA7	753,965.75	(23,536.55)	730,429.20	727,776.65	(2,652.55)	727,776.65	400,955.82
07325VAG9	85,707.72	(827.79)	84,879.93	74,701.24	(10,178.69)	74,701.24	54,845.39
07384MS60	1,332,896.89	(168,213.06)	1,164,683.83	1,160,669.74	(4,014.09)	1,160,669.74	976,483.63
07384MV33	7,286.37	19,293.52	26,579.89	27,669.23	1,089.34	27,669.23	30,540.45
073852AD7	140,492.11	(42,021.20)	98,470.91	78,094.81	(20,376.10)	78,094.81	52,794.00
073854AB7	1,934,118.95	216,402.41	2,150,521.36	1,888,178.10	(262,343.26)	1,888,178.10	1,276,348.54
073860AB4	105,506.59	629.97	106,136.56	95,352.53	(10,784.03)	95,352.53	69,566.40
07386HCP4	74,859.57	24,314.69	99,174.26	49,939.43	(49,234.83)	49,939.43	18,240.98
07386HEN7	39,866.89	12,709.94	52,576.83	49,696.37	(2,880.46)	49,696.37	10,721.71
07386HJL6	28,985.44	9,111.07	38,096.51	19,137.58	(18,958.93)	19,137.58	31,025.76
07386HSF9	81,735.99	1,810.74	83,546.73	33,711.61	(49,835.12)	33,711.61	44,137.99
07386HSP7	942,789.86	-	942,789.86	934,354.48	(8,435.38)	934,354.48	588,423.44
073879QF8	99,987.05	(7,445.86)	92,541.19	88,148.95	(4,392.24)	88,148.95	48,921.91
073879Z92	1,191,456.17	117,157.28	1,308,613.45	1,193,280.81	(115,332.64)	1,193,280.81	432,571.16
07389VAA5	177,709.30	(18,459.91)	159,249.39	151,211.91	(8,037.48)	151,211.91	140,511.33
07400XAB4	684,532.80	(252,846.68)	431,686.12	400,011.07	(31,675.05)	400,011.07	198,123.59
07401EAA7	554,695.88	-	554,695.88	480,476.44	(74,219.44)	480,476.44	309,258.89
07401LBA0	20,185.26	8,358.74	28,544.00	24,493.97	(4,050.03)	24,493.97	26,751.93
07401UAB9	-	31,134.23	31,134.23	-	(31,134.23)	-	-

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
07820QAY1	$1,963,634.93	$(49,516.98)	$1,914,117.95	$1,904,440.30	$(9,677.65)	$1,904,440.30	$1,197,167.12
1248MEAE9	220,336.10	(16,561.85)	203,774.25	150,341.12	(53,433.13)	150,341.12	129,009.18
1248MEAG4	67,036.31	9,018.31	76,054.62	61,812.23	(14,242.39)	61,812.23	51,782.11
1248MGAJ3	28,877.25	(624.46)	28,252.79	28,249.63	(3.16)	28,249.63	28,565.32
1248RHAD9	207,239.90	28,151.12	235,391.02	201,329.81	(34,061.21)	201,329.81	112,603.89
12498NAB9	318,264.34	(3,676.97)	314,587.37	284,168.08	(30,419.29)	284,168.08	227,122.26
12544WAK3	173,604.51	(57,634.39)	115,970.12	115,968.80	(1.32)	115,968.80	169,083.23
12567AAF4	79,672.66	28,121.33	107,793.99	108,663.62	869.63	108,663.62	121,121.24
12629EAK1	2,797.55	1,081.15	3,878.70	1,040.82	(2,837.88)	1,040.82	3,241.85
12629EAL9	528.25	150.99	679.24	83.75	(595.49)	83.75	192.86
12638PAL3	1,084.59	(31.35)	1,053.24	119.03	(934.21)	119.03	1,081.86
12666XAB3	291,010.99	(99,850.10)	191,160.89	173,742.87	(17,418.02)	173,742.87	189,430.15
126670HG6	1,068,437.13	-	1,068,437.13	1,068,809.40	372.27	1,068,809.40	1,152,077.25
126670TU2	18,522.46	(640.74)	17,881.72	17,144.66	(737.06)	17,144.66	15,102.50
126670WT1	718,557.40	(18,000.48)	700,556.92	683,269.36	(17,287.56)	683,269.36	508,547.03
12667FBJ3	387,471.34	79,391.48	466,862.82	388,882.28	(77,980.54)	388,882.28	256,899.47
12667G4D2	1,914.31	294.13	2,208.44	2,209.21	0.77	2,209.21	2,768.26
12667GME0	2,083,323.04	(32,858.17)	2,050,464.87	2,046,739.51	(3,725.36)	2,046,739.51	1,130,869.41
12667GR62	972,835.12	(53,475.59)	919,359.53	908,602.96	(10,756.57)	908,602.96	522,615.71
12667GRW5	125,700.05	(9,198.90)	116,501.15	112,897.07	(3,604.08)	112,897.07	38,316.40
12667GS20	1,539,084.67	(69,099.54)	1,469,985.13	1,463,724.61	(6,260.52)	1,463,724.61	838,604.56
12667GWF6	1,060,792.71	(76,779.08)	984,013.63	938,704.15	(45,309.48)	938,704.15	573,163.25
12668A3Q6	813,773.37	(89,306.50)	724,466.87	707,365.42	(17,101.45)	707,365.42	256,175.52
12668A4B8	1,173,181.75	(87,497.06)	1,085,684.69	1,085,684.69	-	1,085,684.69	572,279.11
12668AAY1	26,733.77	1,660.84	28,394.61	28,422.56	27.95	28,422.56	45,938.83
12668ACG8	371,744.09	(11,387.44)	360,356.65	360,356.65	-	360,356.65	268,595.59
12668ACZ6	461,514.55	(17,831.21)	443,683.34	424,336.88	(19,346.46)	424,336.88	244,027.86
12668AEV3	1,235,535.99	(79,005.91)	1,156,530.08	1,121,588.22	(34,941.86)	1,121,588.22	666,244.56
12668AGW9	106,795.86	(6,538.02)	100,257.84	98,013.78	(2,244.06)	98,013.78	59,960.00
12668APF6	34,610.55	-	34,610.55	33,715.36	(895.19)	33,715.36	24,749.62
12668AVP7	783,640.11	(13,010.78)	770,629.33	764,084.31	(6,545.02)	764,084.31	418,174.97
12668BAU7	27,688.30	7,805.68	35,493.98	35,776.01	282.03	35,776.01	44,378.57
12668BB77	6,292,480.46	(262,969.05)	6,029,511.41	5,457,795.46	(571,715.95)	5,457,795.46	3,180,219.62
12668BE33	2,830,867.14	-	2,830,867.14	2,684,874.97	(145,992.17)	2,684,874.97	1,413,324.94
126694N46	254,242.90	-	254,242.90	239,411.23	(14,831.67)	239,411.23	119,213.92
12669FKR3	37,041.23	(1,191.43)	35,849.80	35,880.41	30.61	35,880.41	27,584.24
12669FP23	251,960.94	(3,202.57)	248,758.37	151,402.18	(97,356.19)	151,402.18	211,030.43
12669FP31	48,499.86	25,807.15	74,307.01	74,377.85	70.84	74,377.85	337,380.92
12669FVD2	128,612.03	(7,570.67)	121,041.36	118,511.48	(2,529.88)	118,511.48	106,225.96
12669FW82	130,972.73	(1,621.97)	129,350.76	128,448.73	(902.03)	128,448.73	87,663.44
12669GKH3	1,694,207.08	(33,426.70)	1,660,780.38	1,653,911.20	(6,869.18)	1,653,911.20	983,006.38
12669GRM5	708,888.31	(69,708.89)	639,179.42	636,739.30	(2,440.12)	636,739.30	322,764.42
12669GRQ6	1,887,708.26	(195,761.81)	1,691,946.45	1,691,953.69	7.24	1,691,953.69	847,064.30
12669GTV3	71,858.14	-	71,858.14	69,552.02	(2,306.12)	69,552.02	37,478.51
12669GUR0	518,734.65	-	518,734.65	495,443.84	(23,290.81)	495,443.84	285,295.56
14454AAB5	452,854.41	(5,094.20)	447,760.21	391,617.22	(56,142.99)	391,617.22	427,194.57
17307GMQ8	3,558,965.45	(208,750.54)	3,350,214.91	3,350,214.91	-	3,350,214.91	3,143,019.77
17307GPE2	2,579,304.52	(673,194.63)	1,906,109.89	1,906,109.90	0.01	1,906,109.90	1,707,691.50
17307GYD4	685,931.04	(7,691.78)	678,239.26	678,239.26	-	678,239.26	679,516.32
17309MAB9	1,220,291.19	(36,808.73)	1,183,482.46	1,009,809.45	(173,673.01)	1,009,809.45	843,312.31
17310UAE2	4,329.00	(2,342.82)	1,986.18	414.80	(1,571.38)	414.80	3,181.50
17311YAC7	195,148.24	37,554.10	232,702.34	184,426.74	(48,275.60)	184,426.74	130,178.83
17312TAH6	147,737.45	(17,664.95)	130,072.50	112,327.02	(17,745.48)	112,327.02	119,726.33
22540V3F7	448,029.34	138,974.78	587,004.12	583,731.67	(3,272.45)	583,731.67	120,335.00

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
22540VQ70	$171,693.49	$47,659.24	$219,352.73	$216,950.43	$(2,402.30)	$216,950.43	$119,503.06
22541NBT5	169,068.20	69,318.56	238,386.76	223,551.63	(14,835.13)	223,551.63	135,225.73
22541NFL8	504,443.50	(12,411.75)	492,031.75	492,031.75	-	492,031.75	226,203.78
22541Q4M1	134,083.80	127,760.05	261,843.85	258,057.88	(3,785.97)	258,057.88	125,050.36
22541QFK3	47,748.29	(10,961.51)	36,786.78	36,777.35	(9.43)	36,777.35	32,894.33
22541QJR4	92,649.14	75,601.74	168,250.88	161,597.92	(6,652.96)	161,597.92	73,770.75
22541QV25	61,925.93	24,738.97	86,664.90	85,450.32	(1,214.58)	85,450.32	9,765.06
22541SFL7	13.60	(1.65)	11.95	1.08	(10.87)	1.08	7.96
22541SJV1	242,629.88	(131.75)	242,498.13	242,498.14	0.01	242,498.14	57,056.26
22541SRC4	127,179.80	27,319.23	154,499.03	154,499.03	-	154,499.03	112,613.74
225458RG5	12,330.53	(7,873.83)	4,456.70	4,456.70	-	4,456.70	4,781.69
2254W0KK0	35,543.14	(28,364.77)	7,178.37	3,150.95	(4,027.42)	3,150.95	24,334.44
2254W0NK7	238,153.31	(24,730.22)	213,423.09	181,880.23	(31,542.86)	181,880.23	123,515.47
23243AAD8	142,285.97	(11,285.00)	131,000.97	117,626.53	(13,374.44)	117,626.53	67,569.78
23244LAB7	49,952.96	(8,058.36)	41,894.60	36,218.60	(5,676.00)	36,218.60	30,030.00
23245QAA7	256,660.16	(10,653.62)	246,006.54	242,634.57	(3,371.97)	242,634.57	135,703.64
23248AAJ0	142,350.62	(9,616.34)	132,734.28	118,302.25	(14,432.03)	118,302.25	97,176.55
23332UAC8	463,567.49	(122.33)	463,445.16	457,679.03	(5,766.13)	457,679.03	264,333.87
23332UBV5	1,262,475.20	(81,086.26)	1,181,388.94	1,181,388.94	-	1,181,388.94	729,993.97
23332UCM4	87,814.95	-	87,814.95	85,834.49	(1,980.46)	85,834.49	53,585.69
23332UDU5	2,501,507.03	(71,848.28)	2,429,658.75	2,419,289.06	(10,369.69)	2,419,289.06	1,454,776.43
23332UFV1	146,162.66	(6,794.23)	139,368.43	139,368.43	-	139,368.43	76,733.07
25150PAD1	821.32	(408.37)	412.95	49.10	(363.85)	49.10	113.82
251510FB4	542,555.36	(13,837.33)	528,718.03	479,688.96	(49,029.07)	479,688.96	347,830.70
251510NC3	1,080,338.82	694,279.91	1,774,618.73	1,771,649.87	(2,968.86)	1,771,649.87	366,862.10
26410MAF7	872,309.43	(459,593.15)	412,716.28	450,112.10	37,395.82	450,112.10	87,858.00
26410WAD0	549,847.45	261,057.32	810,904.77	476,484.84	(334,419.93)	476,484.84	131,787.00
30247DAD3	33,623.21	-	33,623.21	27,394.41	(6,228.80)	27,394.41	16,394.00
316599AB5	32,110.48	-	32,110.48	31,122.12	(988.36)	31,122.12	30,141.46
318340AB2	48,931.70	5,605.92	54,537.62	53,911.36	(626.26)	53,911.36	20,656.88
32051DRA2	15,322.44	-	15,322.44	14,502.95	(819.49)	14,502.95	13,399.80
32051DV33	75,052.24	(4,364.38)	70,687.86	70,693.14	5.28	70,693.14	58,698.83
32051GBV6	50,608.95	-	50,608.95	49,241.70	(1,367.25)	49,241.70	64,090.77
32051GVN2	914,769.65	-	914,769.65	907,582.45	(7,187.20)	907,582.45	863,077.80
32051GZS7	1,544,886.14	(98,988.56)	1,445,897.58	1,393,975.08	(51,922.50)	1,393,975.08	1,137,586.72
32056CAH2	3,023,067.64	(120,652.34)	2,902,415.30	2,883,821.15	(18,594.15)	2,883,821.15	2,206,993.85
35729RAE6	333,064.65	(5,793.83)	327,270.82	254,281.87	(72,988.95)	254,281.87	262,069.30
36228FU38	33,285.42	(5,847.24)	27,438.18	27,533.38	95.20	27,533.38	33,840.33
362334EB6	758,873.24	(24,723.78)	734,149.46	672,496.87	(61,652.59)	672,496.87	505,488.38
362334FS8	163,465.58	(5,732.51)	157,733.07	138,412.70	(19,320.37)	138,412.70	97,745.92
362341SG5	44,505.60	(8,727.89)	35,777.71	35,784.03	6.32	35,784.03	38,234.01
362341XE4	5,290,533.21	(238,997.73)	5,051,535.48	5,054,663.20	3,127.72	5,054,663.20	4,375,036.70
36242D3Z4	12,459.03	2,473.10	14,932.13	7,190.72	(7,741.41)	7,190.72	4,748.70
36242DBY8	173,113.42	(1,339.35)	171,774.07	171,787.34	13.27	171,787.34	178,563.25
36242DGA5	116,135.27	(35,879.07)	80,256.20	59,648.96	(20,607.24)	59,648.96	49,778.81
362437AC9	396,095.68	-	396,095.68	377,251.68	(18,844.00)	377,251.68	300,016.98
36244LAA1	79,264.96	(961.77)	78,303.19	74,098.16	(4,205.03)	74,098.16	64,696.01
362480AD7	339,085.35	(35,158.04)	303,927.31	275,869.40	(28,057.91)	275,869.40	174,966.30
39538RAB5	1,638,931.98	(27,048.94)	1,611,883.04	1,611,883.04	-	1,611,883.04	834,667.08
39538RBB4	1,427,169.92	-	1,427,169.92	1,384,633.77	(42,536.15)	1,384,633.77	748,758.68
39538WFH6	840,832.57	(31,093.99)	809,738.58	793,106.68	(16,631.90)	793,106.68	399,445.92
39538WHF8	4,019,810.33	(261,693.67)	3,758,116.66	3,666,287.55	(91,829.11)	3,666,287.55	1,894,740.38
39539GAA0	578,237.73	-	578,237.73	568,776.23	(9,461.50)	568,776.23	325,488.74
40430HDC9	238,052.94	-	238,052.94	230,493.94	(7,559.00)	230,493.94	177,775.57

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
40430HEB0	$11,027.17	$(2,295.86)	$8,731.31	$6,935.37	$(1,795.94)	$6,935.37	$10,470.50
40430HFL7	195,617.59	-	195,617.59	190,624.18	(4,993.41)	190,624.18	131,866.00
40430MAB3	76,617.12	-	76,617.12	49,284.77	(27,332.35)	49,284.77	42,296.35
40431HAT4	3,672.73	(7.55)	3,665.18	420.26	(3,244.92)	420.26	4,796.25
40431KAA8	15,879.34	-	15,879.34	14,783.48	(1,095.86)	14,783.48	12,662.04
40431KAE0	693,595.87	14,579.15	708,175.02	551,885.24	(156,289.78)	551,885.24	427,736.31
41161PA86	126,578.16	(10,726.62)	115,851.54	115,509.02	(342.52)	115,509.02	88,407.35
41161PFR9	167,572.78	(4,269.09)	163,303.69	163,273.13	(30.56)	163,273.13	105,929.75
41161PHC0	817,348.05	-	817,348.05	812,449.29	(4,898.76)	812,449.29	482,960.48
41161PHU0	672,493.84	(9,324.80)	663,169.04	661,041.02	(2,128.02)	661,041.02	390,211.72
41161PLR2	1,793,611.92	(48,705.53)	1,744,906.39	1,735,702.48	(9,203.91)	1,735,702.48	1,023,399.09
41161PMG5	2,525,585.83	(63,738.21)	2,461,847.62	2,448,533.14	(13,314.48)	2,448,533.14	1,444,079.47
41161PQU0	1,389,590.65	(47,133.53)	1,342,457.12	1,331,522.11	(10,935.01)	1,331,522.11	743,783.12
41161PTN3	160,563.71	-	160,563.71	155,051.29	(5,512.42)	155,051.29	92,204.70
41161PWB5	745,871.54	(20,631.55)	725,239.99	719,926.16	(5,313.83)	719,926.16	396,985.28
41164LAB5	1,560,608.64	(14,068.87)	1,546,539.77	1,478,078.05	(68,461.72)	1,478,078.05	734,770.09
43739EAP2	3,800,137.23	(135,786.51)	3,664,350.72	3,664,350.72	-	3,664,350.72	2,133,674.46
43739EBJ5	941,040.68	-	941,040.68	934,441.26	(6,599.42)	934,441.26	667,283.74
45071KDD3	308,027.68	(2,947.91)	305,079.77	267,266.17	(37,813.60)	267,266.17	251,707.22
45254NJG3	139,486.55	(826.88)	138,659.67	138,558.71	(100.96)	138,558.71	83,643.25
45254NJP3	20,541.32	4,976.17	25,517.49	21,746.13	(3,771.36)	21,746.13	8,053.77
45254NJV0	97,867.93	(1,145.74)	96,722.19	96,722.19	-	96,722.19	67,783.23
45254NJX6	12,631.92	2,959.87	15,591.79	14,993.46	(598.33)	14,993.46	11,562.89
45254NKA4	14,580.75	987.79	15,568.54	14,739.87	(828.67)	14,739.87	9,454.85
45254NKD8	175,155.04	-	175,155.04	174,470.38	(684.66)	174,470.38	112,557.74
45254NKF3	374,347.39	(633.39)	373,714.00	373,714.00	-	373,714.00	232,049.70
45254NKX4	991,694.60	(1,615.47)	990,079.13	969,403.19	(20,675.94)	969,403.19	666,027.05
45254NNP8	2,016,155.43	(7,643.25)	2,008,512.18	1,965,606.06	(42,906.12)	1,965,606.06	1,190,938.98
45254NPA9	1,573,119.97	(5,773.35)	1,567,346.62	1,565,741.59	(1,605.03)	1,565,741.59	964,825.94
45254NPG6	66,917.49	8,840.50	75,757.99	53,944.66	(21,813.33)	53,944.66	28,225.16
45254NPU5	558,520.57	(5,178.05)	553,342.52	552,884.91	(457.61)	552,884.91	314,167.81
45254TMK7	37,282.70	17,489.33	54,772.03	53,207.34	(1,564.69)	53,207.34	20,892.56
45254TSM7	509,854.03	-	509,854.03	486,943.49	(22,910.54)	486,943.49	218,771.88
45254TTM6	851,067.27	425,019.78	1,276,087.05	1,260,748.96	(15,338.09)	1,260,748.96	12,484.66
45660L4P1	93,880.01	(20,229.59)	73,650.42	8,621.76	(65,028.66)	8,621.76	163,516.73
45660LAU3	30,483.58	-	30,483.58	26,371.99	(4,111.59)	26,371.99	25,539.34
45660LCN7	795,895.51	(48,401.12)	747,494.39	741,840.12	(5,654.27)	741,840.12	356,322.84
45660LGX1	23,450.52	(15,068.36)	8,382.16	8,382.12	(0.04)	8,382.12	9,482.24
45660LKW8	3,397,046.85	-	3,397,046.85	3,352,783.81	(44,263.04)	3,352,783.81	1,804,486.28
45660LVD8	4,875.32	549.82	5,425.14	3,403.00	(2,022.14)	3,403.00	4,646.82
45660LW96	295,708.75	(10,287.77)	285,420.98	279,002.27	(6,418.71)	279,002.27	142,283.12
45660LWD7	418,658.19	(99,149.15)	319,509.04	319,509.05	0.01	319,509.05	243,551.26
45660LYW3	429,320.91	(35,128.14)	394,192.77	376,430.65	(17,762.12)	376,430.65	205,106.77
45660N2J3	527,844.45	-	527,844.45	505,074.56	(22,769.89)	505,074.56	271,303.24
45660N5H4	742,209.66	-	742,209.66	706,697.59	(35,512.07)	706,697.59	454,768.25
45660N7R0	42,124.84	(3,183.83)	38,941.01	17,805.33	(21,135.68)	17,805.33	17,143.73
45660NQ24	580,413.49	(32,531.38)	547,882.11	548,028.34	146.23	548,028.34	399,043.41
45660NRB3	318,286.32	181,538.81	499,825.13	490,345.17	(9,479.96)	490,345.17	247,904.70
45660NS30	237,985.53	-	237,985.53	234,536.71	(3,448.82)	234,536.71	117,710.42
45660NT96	284,800.10	-	284,800.10	281,152.13	(3,647.97)	281,152.13	179,932.98
456612AC4	76,628.36	(3,882.18)	72,746.18	72,876.62	130.44	72,876.62	56,211.79
45661EAA2	34,775.77	(3,414.31)	31,361.46	31,361.46	-	31,361.46	24,267.39
45667WAA6	487,575.98	-	487,575.98	480,536.33	(7,039.65)	480,536.33	276,527.09
45667WAC2	38,947.23	-	38,947.23	32,738.21	(6,209.02)	32,738.21	21,904.16

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
464125AC7	$278,816.18	$(59,775.08)	$219,041.10	$193,424.56	$(25,616.54)	$193,424.56	$210,206.70
466247XE8	776,637.83	(37,846.31)	738,791.52	699,995.12	(38,796.40)	699,995.12	459,172.25
46627MBQ9	932,083.46	(2,267.76)	929,815.70	919,184.61	(10,631.09)	919,184.61	588,442.93
46627MCS4	761,604.50	(52,447.90)	709,156.60	685,674.70	(23,481.90)	685,674.70	382,938.86
466284AG1	439.57	(251.01)	188.56	34.86	(153.70)	34.86	72.63
466286AH4	2,179.20	(1,776.03)	403.17	56.70	(346.47)	56.70	177.06
525221EN3	1,244,585.59	(88,059.46)	1,156,526.13	1,156,757.72	231.59	1,156,757.72	436,085.66
525221GM3	274,459.65	(15,854.43)	258,605.22	258,605.22	-	258,605.22	139,491.37
525221HA8	2,382,262.06	(298,340.43)	2,083,921.63	2,083,801.16	(120.47)	2,083,801.16	1,235,640.20
525226AL0	110,347.96	(52,026.46)	58,321.50	52,869.83	(5,451.67)	52,869.83	5,712.00
525229AG5	143,731.83	(65,413.80)	78,318.03	78,318.03	-	78,318.03	63,149.51
52524VAG4	1,583,633.21	(69,583.43)	1,514,049.78	1,471,726.92	(42,322.86)	1,471,726.92	821,888.84
52524YAF0	1,537,051.78	(134,543.20)	1,402,508.58	1,383,368.25	(19,140.33)	1,383,368.25	709,394.25
550279AA1	545,632.86	(20,552.35)	525,080.51	497,389.13	(27,691.38)	497,389.13	287,406.96
55027BAA6	22,073.84	(1,528.35)	20,545.49	19,510.78	(1,034.71)	19,510.78	9,303.31
576433G42	491,544.66	(10,308.57)	481,236.09	477,216.43	(4,019.66)	477,216.43	250,764.39
576433NH5	259,139.91	(48,679.35)	210,460.56	199,916.46	(10,544.10)	199,916.46	115,477.73
576433WZ5	318,731.84	(3,200.63)	315,531.21	315,531.20	(0.01)	315,531.20	321,619.74
576444AA1	-	(27.39)	(27.39)	(27.38)	0.01	(27.38)	-
59020UAA3	26,969.19	(1,348.43)	25,620.76	25,663.53	42.77	25,663.53	25,304.22
59020UXN0	106,571.62	(47,096.61)	59,475.01	36,420.27	(23,054.74)	36,420.27	36,987.49
590212AB2	66,068.41	(248.95)	65,819.46	50,106.75	(15,712.71)	50,106.75	42,483.21
59024EAD9	198,641.87	28,157.55	226,799.42	160,378.55	(66,420.87)	160,378.55	153,553.73
59024UAB7	176,697.40	(98.12)	176,599.28	151,735.59	(24,863.69)	151,735.59	129,821.47
59024WAF4	116,976.69	(4,870.87)	112,105.82	112,105.94	0.12	112,105.94	8,217.92
61750FAE0	56,778.52	1,428.30	58,206.82	47,716.69	(10,490.13)	47,716.69	32,545.11
61750MAB1	12,887.86	-	12,887.86	11,820.46	(1,067.40)	11,820.46	12,383.12
61750SAB8	112,219.36	(443.51)	111,775.85	101,205.62	(10,570.23)	101,205.62	93,156.02
61751JAQ4	3,042.98	2,557.82	5,600.80	1,929.02	(3,671.78)	1,929.02	3,703.41
61753KAB2	62,134.31	(86.09)	62,048.22	56,616.65	(5,431.57)	56,616.65	57,285.00
61753VAG7	-	345.81	345.81	171.19	(174.62)	171.19	360.88
61755FAE5	1,787.27	(678.03)	1,109.24	656.92	(452.32)	656.92	512.78
61915RAX4	146,716.38	-	146,716.38	89,275.71	(57,440.67)	89,275.71	107,576.71
61915RBB1	527,259.53	(35,448.71)	491,810.82	475,123.66	(16,687.16)	475,123.66	282,482.14
638728AC9	167,313.13	(3,937.93)	163,375.20	129,822.30	(33,552.90)	129,822.30	104,227.14
638728AF2	976.94	-	976.94	-	(976.94)	-	-
64352VQR5	785,944.93	(13,336.44)	772,608.49	607,706.37	(164,902.12)	607,706.37	515,858.71
65106FAB8	650,650.09	(2,343.98)	648,306.11	611,536.08	(36,770.03)	611,536.08	407,910.09
65106FAG7	64,651.75	(517.89)	64,133.86	21,383.20	(42,750.66)	21,383.20	35,167.62
65535VRH3	515,756.95	219,088.26	734,845.21	547,843.68	(187,001.53)	547,843.68	460,607.52
65535VRK6	250,753.63	(21,046.41)	229,707.22	171,649.02	(58,058.20)	171,649.02	122,270.49
65535VUS5	391,824.65	-	391,824.65	300,628.22	(91,196.43)	300,628.22	231,831.97
669884AF5	30,174.75	(25,610.31)	4,564.44	1,542.86	(3,021.58)	1,542.86	5,202.12
68383NCA9	1,194,775.16	(7,387.39)	1,187,387.77	1,148,825.36	(38,562.41)	1,148,825.36	779,153.52
68383NCU5	682,377.97	-	682,377.97	669,045.22	(13,332.75)	669,045.22	402,112.03
68383NDT7	1,000,713.76	(79,621.36)	921,092.40	921,251.01	158.61	921,251.01	503,204.54
68383NDW0	362,301.21	200,036.42	562,337.63	560,399.70	(1,937.93)	560,399.70	144,915.68
68402CAC8	161,367.22	-	161,367.22	129,152.92	(32,214.30)	129,152.92	132,282.24
69121PDX8	79,585.12	(1,038.52)	78,546.60	63,471.93	(15,074.67)	63,471.93	57,181.00
70069FHV2	196,529.25	250,207.79	446,737.04	445,172.57	(1,564.47)	445,172.57	87,935.60
74348UAL3	26,881.77	1,352,201.72	1,379,083.49	1,379,083.49	-	1,379,083.49	791,593.92
74922MAB7	153,177.27	56,051.52	209,228.79	191,277.48	(17,951.31)	191,277.48	114,868.48
74922MAC5	88,733.63	(12,341.44)	76,392.19	72,556.99	(3,835.20)	72,556.99	44,416.66
74924UAB7	1,476,024.52	(52,273.15)	1,423,751.37	1,403,929.68	(19,821.69)	1,403,929.68	1,254,576.03

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
74924YAH6	$1,418.84	$45.04	$1,463.88	$961.58	$(502.30)	$961.58	$917.69
74927WAM6	39,554.12	13,514.34	53,068.46	53,027.56	(40.90)	53,027.56	66,329.09
74927XAM4	44,463.03	50,046.89	94,509.92	33,417.47	(61,092.45)	33,417.47	71,180.12
74951PBT4	259,484.74	155,306.46	414,791.20	411,620.06	(3,171.14)	411,620.06	172,252.79
74951PBV9	105,111.75	60,737.04	165,848.79	164,587.02	(1,261.77)	164,587.02	56,693.44
75114HAK3	409,002.18	124,110.64	533,112.82	488,301.48	(44,811.34)	488,301.48	129,457.14
75114NAA2	2,007,991.87	(30,379.00)	1,977,612.87	1,506,606.89	(471,005.98)	1,506,606.89	1,254,920.31
75114NAB0	227,611.88	118,811.04	346,422.92	247,055.86	(99,367.06)	247,055.86	138,911.75
75406AAB5	889,540.38	(11,203.95)	878,336.43	853,474.55	(24,861.88)	853,474.55	640,919.79
75970JAL0	9,173.64	9,996.70	19,170.34	10,485.15	(8,685.19)	10,485.15	15,854.10
75971EAK2	14,719.77	(1,447.37)	13,272.40	5,795.97	(7,476.43)	5,795.97	15,173.50
760985U33	20,798.80	11,995.30	32,794.10	32,588.06	(206.04)	32,588.06	10,916.98
76110GG62	1,120,698.65	(13,281.38)	1,107,417.27	1,107,417.27	-	1,107,417.27	871,707.10
76110GG70	386,588.17	(36,819.91)	349,768.26	349,872.27	104.01	349,872.27	304,832.21
76110GJ85	686,857.44	(13,159.47)	673,697.97	673,697.98	0.01	673,697.98	587,866.41
76110GZQ7	1,322,254.86	(14,327.28)	1,307,927.58	1,307,927.58	-	1,307,927.58	1,152,317.13
76110GZR5	451,475.12	(4,187.34)	447,287.78	447,361.49	73.71	447,361.49	406,371.27
76110H4M8	116,254.59	7,333.72	123,588.31	98,264.49	(25,323.82)	98,264.49	62,938.38
76110H5C9	41,130.83	(7,020.13)	34,110.70	14,569.56	(19,541.14)	14,569.56	8,984.63
76110HKX6	857,115.84	472,420.12	1,329,535.96	1,310,323.81	(19,212.15)	1,310,323.81	879,001.29
76110HKY4	131,837.38	122,026.72	253,864.10	249,038.38	(4,825.72)	249,038.38	119,335.55
761118FM5	1,581,106.01	-	1,581,106.01	1,471,778.79	(109,327.22)	1,471,778.79	1,010,063.17
761118FQ6	7,963.35	(4,037.83)	3,925.52	937.06	(2,988.46)	937.06	4,958.33
761118KU1	806,695.30	-	806,695.30	733,835.38	(72,859.92)	733,835.38	430,497.29
761118NN4	861,370.91	(43,128.96)	818,241.95	798,735.99	(19,505.96)	798,735.99	464,495.49
761118RJ9	78,588.73	(7,327.16)	71,261.57	69,003.14	(2,258.43)	69,003.14	34,423.02
761118RM2	2,176,671.74	(207,222.51)	1,969,449.23	1,934,262.64	(35,186.59)	1,934,262.64	1,025,515.57
761118WP9	1,906,837.17	(122,001.57)	1,784,835.60	1,589,805.31	(195,030.29)	1,589,805.31	1,114,890.09
761118WS3	296.51	336.92	633.43	101.83	(531.60)	101.83	219.97
76112BLZ1	79,953.17	278,803.49	358,756.66	358,133.03	(623.63)	358,133.03	127,277.93
76114GAL1	20,723.83	(3,092.99)	17,630.84	148.06	(17,482.78)	148.06	1,021.66
79549AFV6	107,500.52	-	107,500.52	95,188.94	(12,311.58)	95,188.94	101,126.47
79549ASN0	49,781.75	21,707.54	71,489.29	69,175.24	(2,314.05)	69,175.24	44,857.60
79549AYA1	121,983.53	170,987.26	292,970.79	276,288.05	(16,682.74)	276,288.05	117,139.77
79549AYB9	7,575.53	56,759.25	64,334.78	64,476.36	141.58	64,476.36	26,087.40
80557BAC8	898,177.02	(13,769.36)	884,407.66	595,511.20	(288,896.46)	595,511.20	310,970.00
81379EAA0	86,918.32	(1,092.86)	85,825.46	81,106.35	(4,719.11)	81,106.35	63,043.25
81879MAX7	9,159.91	1,565.61	10,725.52	5,200.94	(5,524.58)	5,200.94	5,164.24
84752CAE7	59,469.07	(2,916.23)	56,552.84	48,806.97	(7,745.87)	48,806.97	17,112.90
8635722A0	18,152.79	-	18,152.79	15,769.25	(2,383.54)	15,769.25	13,540.68
863579CB2	543,140.84	(8,860.18)	534,280.66	534,280.65	(0.01)	534,280.65	468,485.53
863579DV7	239,455.11	(6,825.52)	232,629.59	164,455.66	(68,173.93)	164,455.66	26,638.57
863579GG7	10,246.98	(3,474.41)	6,772.57	6,772.57	-	6,772.57	8,734.71
863579YR3	256,096.53	(2,432.56)	253,663.97	249,417.94	(4,246.03)	249,417.94	167,766.90
863579Z43	6,395.40	40,425.33	46,820.73	20,506.44	(26,314.29)	20,506.44	35,506.29
86358BAH5	1,720.55	(13.45)	1,707.10	602.33	(1,104.77)	602.33	744.94
86358EQJ8	789,632.22	(109,490.62)	680,141.60	610,737.11	(69,404.49)	610,737.11	153,687.10
86358R3Q8	375,109.32	155,398.14	530,507.46	522,268.44	(8,239.02)	522,268.44	322,899.56
86358RE86	1,721.73	1,060.40	2,782.13	2,785.93	3.80	2,785.93	350.79
86358RL88	30,871.06	(4,071.94)	26,799.12	26,799.12	-	26,799.12	17,496.51
86358RLG0	28,416.53	15,522.66	43,939.19	43,448.51	(490.68)	43,448.51	20,025.28
86358RUR6	16,045.26	35,811.32	51,856.58	48,779.73	(3,076.85)	48,779.73	9,032.88
86359ACD3	128,624.47	(11,121.84)	117,502.63	113,656.66	(3,845.97)	113,656.66	93,397.24
86359ACE1	92,170.47	(6,024.77)	86,145.70	55,337.35	(30,808.35)	55,337.35	41,115.34

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
86359AEH2	$47,465.50	$21,659.45	$69,124.95	$69,306.55	$181.60	$69,306.55	$9,174.32
86359ANH2	181,203.86	-	181,203.86	180,510.41	(693.45)	180,510.41	137,373.67
86359BKF7	68,259.12	31,599.13	99,858.25	100,013.66	155.41	100,013.66	122,717.10
86359BLB5	288,052.43	(4,995.44)	283,056.99	283,238.91	181.92	283,238.91	237,348.57
86359BLQ2	495,229.19	261,861.29	757,090.48	757,800.77	710.29	757,800.77	1,080,269.23
86359BLS8	39,920.36	21,415.18	61,335.54	37,738.66	(23,596.88)	37,738.66	33,193.17
86359LRW1	1,961,018.28	(103,284.87)	1,857,733.41	1,810,264.82	(47,468.59)	1,810,264.82	1,034,966.62
86360KAF5	5,863,017.98	(370,290.62)	5,492,727.36	5,259,357.74	(233,369.62)	5,259,357.74	3,071,341.97
86361HAB0	1,124,032.03	(69,051.29)	1,054,980.74	1,055,303.49	322.75	1,055,303.49	761,067.96
86362HAH6	726.89	(396.22)	330.67	36.99	(293.68)	36.99	652.05
86363DAA9	1,360,926.16	(60,082.42)	1,300,843.74	1,255,455.95	(45,387.79)	1,255,455.95	706,373.14
86363HAB8	592,068.48	(22,102.75)	569,965.73	516,770.92	(53,194.81)	516,770.92	420,470.35
86363MAB7	215,431.50	(24,782.40)	190,649.10	171,965.01	(18,684.09)	171,965.01	91,119.00
872227AM5	15,221.34	(6,089.58)	9,131.76	3,074.21	(6,057.55)	3,074.21	14,952.54
87222EAJ7	7,047.63	5,464.35	12,511.98	3,160.99	(9,350.99)	3,160.99	16,591.30
88156UAW0	-	1,500.00	1,500.00	1,500.00	-	1,500.00	1,000.00
88157QAL2	64,895.46	(19,653.72)	45,241.74	43,985.30	(1,256.44)	43,985.30	51,978.00
885220FS7	1,629,293.50	-	1,629,293.50	1,627,327.37	(1,966.13)	1,627,327.37	1,294,812.46
92719UAM4	25,676.43	-	25,676.43	2,725.46	(22,950.97)	2,725.46	7,679.85
92922F4M7	488,738.01	(1,822.50)	486,915.51	486,915.51	-	486,915.51	263,968.57
92922F5T1	797,492.97	(6,855.25)	790,637.72	790,637.72	-	790,637.72	514,311.19
92922F7Q5	879,831.12	(14,448.45)	865,382.67	865,297.41	(85.26)	865,297.41	469,903.20
92922FB72	188,465.80	-	188,465.80	187,853.11	(612.69)	187,853.11	113,359.21
92922FTJ7	183,348.66	(5,849.92)	177,498.74	175,639.43	(1,859.31)	175,639.43	117,669.05
92922FWU8	436,813.36	-	436,813.36	429,525.20	(7,288.16)	429,525.20	224,154.87
92922FZF8	1,082,473.94	(5,704.64)	1,076,769.30	1,076,769.30	-	1,076,769.30	726,591.35
92925CBB7	447,200.66	(165.45)	447,035.21	446,889.91	(145.30)	446,889.91	260,522.67
92926SAE6	171,018.77	10,200.18	181,218.95	134,063.82	(47,155.13)	134,063.82	112,911.69
9393363A9	23,328.48	-	23,328.48	19,049.30	(4,279.18)	19,049.30	18,189.41
9393365V1	41,841.39	(1,361.57)	40,479.82	40,115.73	(364.09)	40,115.73	33,878.44
939336U35	275,299.09	(17,618.22)	257,680.87	257,680.87	-	257,680.87	218,004.32
93934FHC9	723,396.92	(61,735.37)	661,661.55	657,279.71	(4,381.84)	657,279.71	391,185.78
93934FJQ6	1,873,597.48	(196,661.63)	1,676,935.85	1,654,224.05	(22,711.80)	1,654,224.05	928,444.37
93934XAB9	423,979.76	(5,820.07)	418,159.69	360,804.54	(57,355.15)	360,804.54	327,593.82
93935AAE2	16,171.87	8,652.79	24,824.66	22,578.08	(2,246.58)	22,578.08	21,713.73
93936JAM4	39,156.68	8,713.20	47,869.88	1,795.61	(46,074.27)	1,795.61	18,033.45
9497EVAF2	1,040.54	700.09	1,740.63	1,020.53	(720.10)	1,020.53	1,370.70
94980MAB4	14,446.12	-	14,446.12	-	(14,446.12)	-	-
94981PAG5	37,346.77	59,643.94	96,990.71	92,711.67	(4,279.04)	92,711.67	17,144.75
94983TAE0	1,444,486.79	(1,028.04)	1,443,458.75	1,443,458.74	(0.01)	1,443,458.74	1,246,238.20
94983VAC9	4,322,918.69	(445,771.36)	3,877,147.33	3,880,948.03	3,800.70	3,880,948.03	3,190,497.52
94985JAG5	3,168,618.38	(150,151.18)	3,018,467.20	2,998,073.76	(20,393.44)	2,998,073.76	2,010,409.60
984582AA4	99,913.77	(2,128.12)	97,785.65	81,204.52	(16,581.13)	81,204.52	69,129.16
L26479NN8	227,885.94	(58,193.25)	169,692.69	139,029.94	(30,662.75)	139,029.94	160,055.31
L26480MN7	365,678.79	(236,016.76)	129,662.03	161,708.12	32,046.09	161,708.12	61,500.60
Totals	$203,672,078.15	$(2,299,536.69)	$201,372,541.46	$193,090,827.77	$(8,281,713.69)	$193,090,827.77	$124,234,344.38

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) Financial Statements

Financial Statements Included in Part A

Condensed Financial Information

Financial Statements Included in Part B

The Registrant

Report of Independent Registered Public Accounting Firm

Statement of Assets and Liabilities as of December 31, 2012

Statements of Operations and Changes in Net Assets for the years ended December 31, 2012 and 2011

Notes to Financial Statements

The Depositor

Independent Auditors’ Report

Statutory Statements of Financial Position as of December 31, 2012 and 2011

Statutory Statements of Income for the years ended December 31, 2012, 2011, and 2010

Statutory Statements of Changes in Shareholder’s Equity for the years ended December 31, 2012, 2011, and 2010

Statutory Statements of Cash Flows for the years ended December 31, 2012, 2011, and 2010

Notes to Statutory Financial Statements

(b) Exhibits

Exhibit 1

Resolution of Board of Directors of the Company authorizing the establishment of the Separate Account, incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement No. 033-61679, filed on April 27, 1998.

Exhibit 2	Not Applicable.

Exhibit 3	(i) Principal Underwriting Agreement, incorporated by reference to Initial Registration Statement No. 033-61679, filed on August 9, 1995.

(ii) Form of Producer’s Agreement, incorporated by reference to Initial Registration Statement No. 033-61679, filed on August 9, 1995.

(iii) Underwriting and Servicing Agreement, incorporated by reference to Initial Registration Statement No. 033-61679, filed on August 9, 1995.

(iv) Insurance Products Distribution Agreement (4/08), incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement No. 333-109620, filed on August 19, 2008.

(v) Amendment for Insurance Product Distribution Agreement (4/08), incorporated by reference to Post-Effective Amendment No. 13 to Registration Statement No. 333-81015, filed in April 2009.

Exhibit 4	Individual Variable Deferred Annuity Contract, incorporated by reference to Initial Registration Statement No. 033-61679, filed on August 9, 1995.

Exhibit 5	Application Form, incorporated by reference to Initial Registration Statement No. 033-61679, filed on August 9, 1995.

Exhibit 6	(i) Copy of Articles of Incorporation of the Company, incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement No. 033-91072, filed on April 24, 1998.

(ii) Copy of the Bylaws of the Company, incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement No. 033-91072, filed on April 24, 1998.

Exhibit 7	Not Applicable.

Exhibit 8	(a) Fund Participation Agreements

AIM Variable Insurance Funds, Inc. Participation Agreement, incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement No. 333-80991, filed on April 24, 2006.

AIM Variable Insurance Funds, Inc. Amendment No. 1 to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement No. 033-61679, filed in April 2012.

Fidelity Variable Insurance Products Fund II Participation Agreement dated May 1, 1998, incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement No. 333-88493, filed on April 28, 2009.

Fidelity Variable Insurance Products Fund II Amendment effective as of May 1, 1998 to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement No. 333-88493, filed on April 28, 2009.

Fidelity Variable Insurance Products Fund II Fourth Amendment to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement No. 333-88493, filed on April 28, 2009.

Fidelity Variable Insurance Fund II Letter of Consent and Amendment dated May 1, 2007 to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement No. 333-88493, filed on April 28, 2009.

Fidelity Summary Prospectus Agreement, incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement No. 333-45039, filed in April 2012.

MML Series Investment Fund Participation Agreement dated November 17, 2005, incorporated by reference to Post-Effective Amendment No. 62 to Registration Statement No. 002-39334, filed on August 22, 2007.

MML Series Investment Fund First Amendment to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement No. 333-50410, filed on April 25, 2008.

MML Series Investment Fund Second Amendment to Participation Agreement, incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-150916, filed on September 12, 2008.

MML Series Investment Fund Third Amendment to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 78 to Registration Statement No. 002-39334, filed on March 2, 2011.

MML Series Investment Fund Fourth Amendment to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 78 to Registration Statement No. 002-39334, filed on March 2, 2011.

MML Series Investment Fund Fifth Amendment to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 87 to Registration Statement No. 002-39334, filed in March 2013.

MML Series Investment Fund II Participation Agreement dated November 17, 2005, incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement No. 333-122804, filed on April 30, 2008.

MML Series Investment Fund II First Amendment to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement No. 333-50410, filed on April 25, 2008.

MML Series Investment Fund II Second Amendment to Participation Agreement, incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-150916, filed on September 12, 2008.

MML Series Investment Fund II Third Amendment to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement No. 333-122804, filed on March 2, 2011.

MML Series Investment Fund II Fourth Amendment to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement No. 333-122804, filed on March 2, 2011.

MML Series Investment Fund II Fifth Amendment to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement No. 333-45039, filed in April 2012.

MML Series Investment Fund II Sixth Amendment to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement No. 333-122804, filed in March 2013.

MML Series Investment Fund II Seventh Amendment to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement No. 333-122804, filed in March 2013.

Oppenheimer Variable Account Funds Participation Agreement dated May 1, 2006, incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement No. 333-50410, filed on April 25, 2008.

Oppenheimer Variable Account Funds Amendment No. 1 to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement No. 333-150916, filed on April 28, 2009.

Oppenheimer Variable Account Funds Amendment No. 2 to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement No. 333-150916, filed on April 27, 2010.

Oppenheimer Variable Account Funds Amendment No. 3 to Participation Agreement, incorporated by reference to

Post-Effective Amendment No. 17 to Registration Statement No. 333-45039, filed in April 2012.

Panorama Series Fund, Inc. Participation Agreement dated May 1, 2006, incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement No. 333-50410, filed on April 25, 2008.

Panorama Series Fund, Inc. Amendment No. 1 to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement No. 333-150916, filed on April 28, 2009.

Panorama Series Fund, Inc. Amendment No. 2 to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement No. 333-150916, filed on April 27, 2010.

Panorama Series Fund, Inc. Amendment No. 3 to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement No. 333-45039, filed in April 2012.

PIMCO Participation Agreement dated as of April 21, 2006, incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-150916, filed on September 12, 2008.

PIMCO Amendment No. 1 to Participation Agreement, incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-150916, filed on September 12, 2008.

PIMCO Variable Insurance Trust Termination, New Agreements and Amendments (11/10/2010) to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement No. 333-45039, filed in April 2012.

PIMCO Amendment effective as of May 1, 2011 to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement No. 333-45039, filed in April 2012.

(b) Rule 22c-2 Agreements, incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement No. 333-80991, filed in April 2007.

AIM Variable Insurance Funds

Fidelity Variable Insurance Products Fund

ING Variable Products Trust

MML Series Investment Fund

MML Series Investment Fund II

Oppenheimer Variable Account Funds

Panorama Series Fund, Inc.

PIMCO Variable Insurance Trust

Exhibit 9	Opinion and Consent of Counsel, incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement No. 033-61679, filed in April 2010.

Exhibit 10	(i) Consent of Independent Registered Public Accounting Firm, KPMG LLP.*

(ii) Powers of Attorney

Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement No. 033-61679, filed in April 2012 for:
Gregory Deavens

Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement No. 333-80991, filed in April 2010 for: Roger W. Crandall Mark Roellig Michael R. Fanning Michael T. Rollings

Exhibit 11	Not Applicable.

Exhibit 12	Not Applicable.

Exhibit 14	Not Applicable.
*	Filed herewith.

Item 25. Directors and Officers of the Depositor

Directors of C.M. Life Insurance Company

Roger W. Crandall, Director (Chairman), President, and Chief Executive Officer (principal executive officer) 1295 State Street Springfield, MA 01111	Michael R. Fanning, Director, and Executive Vice President 1295 State Street Springfield, MA 01111

Mark Roellig, Director, Executive Vice President, and General Counsel 1295 State Street Springfield, MA 01111	Michael T. Rollings, Director, Executive Vice President and Chief Financial Officer (principal financial officer) 1295 State Street Springfield, MA 01111
PRINCIPAL OFFICERS (other than those who are also Directors, as referenced above):

Gregory Deavens, Senior Vice President and Controller (Principal Accounting Officer) 1295 State Street Springfield, MA 01111

Todd Picken, Vice President and Treasurer 1295 State Street Springfield, MA 01111

Christine C. Peaslee, Vice President and Corporate Secretary 1295 State Street Springfield, MA 01111

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

Incorporated by reference to Item 26 in Post-Effective Amendment No. 18 to Registration Statement No. 333-45039, filed in April 2013.

Item 27. Number of Contract Owners

As of February 20, 2013, the number of contract owners was 13,002.

Item 28. Indemnification

C.M. Life directors and officers are indemnified under Article V of the by-laws of C.M. Life’s parent company, Massachusetts Mutual Life Insurance Company (“MassMutual”), as set forth below.

Article V. of the Bylaws of MassMutual provide for indemnification of directors and officers as follows:

“Article V. Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;
(b)	any individual who serves at the request of the Company as a director, board member, committee member, officer or employee of any organization or any separate investment account; or
(c)	any individual who serves in any capacity with respect to any employee benefit plan,

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any action, claim or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened, by reason of any alleged act, omission or otherwise while serving in any such capacity. Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives.

Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)	any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)	any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any of such paragraphs.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.”

To provide certainty and more clarification regarding the indemnification provisions of the Bylaws set forth above, MassMutual has entered into indemnification agreements with each of its officers who serve as a director of a subsidiary of MassMutual (a “Subsidiary Director”). Pursuant to the Agreements, MassMutual agrees to indemnify a Subsidiary Director, to the extent legally permissible, against (a) all expenses, judgments, fines and settlements (“Costs”), liabilities, and penalties paid in connection with a proceeding involving the Subsidiary Director because he or she is a director of a subsidiary of MassMutual if the Subsidiary Director (i) acted in good faith, (ii) reasonably believed the conduct was in the subsidiary’s best interest; (iii) had no reasonable cause to believe the conduct was unlawful (in a criminal proceeding); and, (iv) engaged in conduct for which the Subsidiary Director shall not be liable under MassMutual’s Charter or By-Law. MassMutual further agrees to indemnify a Subsidiary Director, to the extent permitted by law, against all Costs paid in connection with any proceeding (i) unless the Subsidiary Director breached a duty of loyalty, (ii) except for liability for acts or omissions not in good faith, involving intentional misconduct or a knowing violation of law, (iii) except for liability under Section 6.40 of Chapter 156D of Massachusetts Business Corporation Act (“MBCA”), or (iv) except for liability related to any transaction from which the Subsidiary Director derived an improper benefit. MassMutual will also indemnify a Subsidiary Director, to the fullest extent authorized by the MBCA, against all expenses to the extent the Subsidiary Director has been successful on the merits or in defense of any proceeding. If any court determines that despite an adjudication of liability to the relevant subsidiary that the Subsidiary Director is entitled to indemnification, MassMutual will indemnify the Subsidiary Director to the extent permitted by law. Subject to the Subsidiary Director’s obligation to pay MassMutual in the event that the Subsidiary Director is not entitled to indemnification, MassMutual will pay the expenses of the Subsidiary Director prior to a final determination as to whether the Subsidiary Director is entitled to indemnification.

Item 29. Principal Underwriters

(a) MML Distributors, LLC (“MML Distributors”) and MML Investors Services, LLC (“MMLIS”), subsidiaries of Massachusetts Mutual Life Insurance Company, act as principal underwriters for contracts/policies that utilize registered separate accounts of Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company and MML Bay State Life Insurance Company. MMLIS serves as principal underwriter of the contracts/policies sold by its registered representatives, and MML Distributors serves as principal underwriter of the contracts/policies sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors.

MML Distributors and MMLIS either jointly or individually act as principal underwriters for:

Massachusetts Mutual Variable Life Separate Account I, Massachusetts Mutual Variable Annuity Separate Account 1, Massachusetts Mutual Variable Annuity Separate Account 2, Massachusetts Mutual Variable Annuity Separate Account 3, Massachusetts Mutual Variable Annuity Separate Account 4, Panorama Separate Account, Connecticut Mutual Variable Life Separate Account I, MML Bay State Variable Life Separate Account I, MML Bay State Variable Annuity Separate Account 1, Panorama Plus Separate Account, C.M. Multi-Account A, C.M. Life Variable Life Separate Account I, Massachusetts Mutual Variable Life Separate Account II, MassMutual Premier Funds, MassMutual Select-Funds, and certain series of the MML Series Investment Fund and MML Series Investment Fund II.

MML Distributors also acts as principal underwriter for certain contracts/policies that utilize the following registered separate accounts of the Hartford Insurance Company:

Hartford Life Insurance Company – Separate Account Two

Hartford Life Insurance Company – Separate Account Two (DC Variable Account I)

Hartford Life Insurance Company – Separate Account Two (DC Variable Account II)

Hartford Life Insurance Company – Separate Account Two (QP Variable Account)

Hartford Life Insurance Company – Separate Account Two (NQ Variable Account)

Hartford Life Insurance Company – Separate Account Eleven

Hartford Life Insurance Company – Separate Account Twelve

(b) MML Distributors, LLC and MML Investors Services, LLC are the principal underwriters for the contracts. The following people are officers and member representatives of MML Distributors, LLC and officers and directors of MML Investors Services, LLC:

OFFICERS AND MEMBER REPRESENTATIVES MML DISTRIBUTORS, LLC

Name	Positions and Offices	Principal Business Address
Elaine A. Sarsynski	Chief Executive Officer and President	1295 State Street Springfield, MA 01111-0001

Nathan Hall	Chief Financial Officer and Treasurer	1295 State Street Springfield, MA 01111-0001

Michael Fanning	Member Representative Insurance Operations Supervisor	1295 State Street Springfield, MA 01111-0001

Robert S. Rosenthal	Vice President Chief Legal Officer Secretary	1295 State Street Springfield, MA 01111-0001

Kevin LaComb	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Edward K. Duch, III	Assistant Secretary	1295 State Street Springfield, MA 01111-0001

Jennifer Dupuis-Krause	Assistant Secretary	1295 State Street Springfield, MA 01111-0001

Barbara Upton	Assistant Vice President Chief Compliance Officer	1295 State Street Springfield, MA 01111-0001

Stephen Alibozek	Entity Contracting Officer	1295 State Street Springfield, MA 01111-0001

Kathy Rogers	Continuing Education Officer	1295 State Street Springfield, MA 01111-0001

Susan Scanlon	Vice President	1295 State Street Springfield, MA 01111-0001

Donna Watson	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Bruce C. Frisbie	Assistant Treasurer	100 Bright Meadow Blvd. Enfield, CT 06082

Todd Cyboron	Chief Technology Officer	1295 State Street Springfield, MA 01111-0001

H. Bradford Hoffman	Chief Risk Officer	1295 State Street Springfield, MA 01111-0001

Eric Wietsma	Vice President	1295 State Street Springfield, MA 01111-0001

Christine Peaslee	Assistant Secretary	1295 State Street Springfield, MA 01111-0001

Richard Zayicek	Vice President	200 Cape Cod Way Moorseville, NC 28117

Mario Morton	Registration Manager	1295 State Street Springfield, MA 01111-0001

OFFICERS AND DIRECTORS OF MML INVESTORS SERVICES, LLC

Name	Positions and Offices	Principal Business Address
Michael Fanning	Chairman of the Board & Chief Executive Officer	*

John Vaccaro	President, Agency Field Force Supervisor, Board Member	*

William F. Monroe, Jr.	Vice President, Chief Operating Officer	*

Nathan Hall	Chief Financial Officer, Treasurer and Assistant Vice President	*

Todd Cyboron	Chief Technology Officer	*

Christine Frederick	Chief Compliance Officer	*

Susan Scanlon	Deputy Chief Compliance Officer	*

AML Compliance Officer

James Puhala	Deputy Chief Compliance Officer	*

Mark Viviano	Co-Chief Operations Officer and Assistant Vice President	*

Mark Larose	Co-Chief Operations Officer and Assistant Vice President,	*

Kenneth M. Rickson	Field Risk Officer, Agency Vice President	*

Robert S. Rosenthal	Chief Legal Officer, Vice President, Associate General Counsel and Secretary	*

Douglas Russell	Vice President	*

Wendy Benson	Vice President	*

Mathew Verdi	Assistant Vice President	*

Mary S. Block	Vice President and Assistant Secretary	*

Edward K. Duch, III	Assistant Secretary	*

Jennifer L. Dupuis-Krause	Assistant Secretary	*

Christine Peaslee	Assistant Secretary	*

Bruce C. Frisbie	Assistant Treasurer	**

Kevin LaComb	Assistant Treasurer	*

Todd Picken	Assistant Treasurer	*

Kathy Rogers	Continuing Education Officer	*

Thomas H. Jurkowski	Agency Vice President	*

Edward Youmell	Agency Vice President	*

Joseph Sparacio	Agency Vice President	9830 E. Granite Peak Trail Scottsdale, AZ 85262

Michael St. Clair	Agency Vice President	*

Richard Bourgeois	Vice President	*

Francine Reipold	Vice President	*

Mario Morton	Assistant Vice President and Regional Manager	*

Anthony Frogameni	Chief Privacy Officer, Assistant Vice President	*

Elaine Gruet	Assistant Vice President	*

Michael Rollings	Board Member	*

Elizabeth Ward Chicares	Board Member	*

*	1295 State Street, Springfield, MA 01111-0001
**	100 Bright Meadow Boulevard, Enfield, CT 06082-1981

(c) For information about all commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year, refer to the “Distribution and Administration” section of the Statement of Additional Information.

Item 30. Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through C.M. Life Insurance Company, 100 Bright Meadow Boulevard, Enfield, CT 06082 and 1295 State Street, Springfield, MA 01111.

Item 31. Management Services

Not Applicable.

Item 32. Undertakings

a. Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payment under the variable annuity contracts may be accepted.

b. Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

c. Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

d. C.M. Life Insurance Company hereby represents that the fees and charges deducted under the individual deferred variable annuity contracts with flexible purchase payments described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by C.M. Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, C.M. Multi-Account A, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment No. 25 to Registration Statement No. 033-61679 pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on April 22, 2013.

C.M. MULTI-ACCOUNT A (Registrant) C.M. LIFE INSURANCE COMPANY (Depositor)

By:	ROGER W. CRANDALL*
Roger W. Crandall President and Chief Executive Officer (principal executive officer) C.M. Life Insurance Company

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
ROGER W. CRANDALL*	Director, President and Chief Executive Officer (principal executive officer)	April 22, 2013
Roger W. Crandall

MICHAEL T. ROLLINGS*	Director and Chief Financial Officer (principal financial officer)	April 22, 2013
Michael T. Rollings

GREGORY DEAVENS*	Controller (principal accounting officer)	April 22, 2013
Gregory Deavens

MARK ROELLIG*	Director	April 22, 2013
Mark Roellig

MICHAEL R. FANNING*	Director	April 22, 2013
Michael R. Fanning

/S/ JOHN E. DEITELBAUM		April 22, 2013
* John E. Deitelbaum
Attorney-in-Fact pursuant to Powers of Attorney

INDEX TO EXHIBITS

Exhibit 10(i)	Consent of Independent Registered Public Accounting Firm, KPMG LLP